As filed with the Securities and Exchange Commission on April 26, 2018

Registration No.         333- 199071

811- 05672

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 4	☒

and

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 204	☒

WRL SERIES ANNUITY ACCOUNT

(Exact Name of Registrant)

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

(Name of Depositor)

(Former Depositor, Western Reserve Life Assurance Co. of Ohio)

4333 Edgewood Road NE

Cedar Rapids, IA 52499

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (319) 355-8511

Alison Ryan, Esquire

Brian Stallworth, Esquire

Transamerica Premier Life Insurance Company

c/o Office of the General Counsel

4333 Edgewood Road, N.E.

Cedar Rapids, IA 52499

(Name and Address of Agent for Service)

Title of Securities Being Registered:         Units of interest in a separate account under flexible premium individual deferred variable annuity contracts

It is proposed that this filing become effective:

         immediately upon filing pursuant to paragraph (b) of Rule 485

   X    on May 1, 2018 pursuant to paragraph (b) of Rule 485

         60 days after filing pursuant to paragraph (a)(1) of Rule 485

         on                      pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

         This post-effective amendment designates a new effective date for a previously filed post-effective amendment

WRL FREEDOM PREMIER®

Issued by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

WRL Series Annuity Account

Supplement Dated May 1, 2018

to the

Prospectus dated May 1, 2018

We will not accept any premium payment that is allocated to the fixed account or the dollar cost averaging fixed account in excess of $500,000. We also will not accept any premium payment or transfer which would result in the aggregate policy value in the fixed account and the dollar cost averaging fixed account exceeding $500,000.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

WRL Freedom Premier® dated May 1, 2018

WRL FREEDOM PREMIER

Issued Through

WRL SERIES ANNUITY ACCOUNT

By

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

The WRL Freedom Premier policy, formerly known as WRL Freedom Premier II is a flexible premium deferred variable annuity policy (the “policy”), which is no longer available for purchase by new policy owners. The policy offers many investment choices. You may invest in the separate account, which provides a means of investing in various underlying fund portfolios. You bear the entire risk for all amounts you invest in the subaccounts. You may also invest in a fixed account, which offers interest rates that are guaranteed by Transamerica Premier Life Insurance Company. You may choose any combination of these investment choices.

This prospectus and the underlying fund prospectuses give you important information about the policy and the underlying fund portfolios. Please read them carefully before you invest and keep them for future reference.

If you would like more information about the WRL Freedom Premier policy, formerly known as WRL Freedom Premier II, you can obtain a free copy of the Statement of Additional Information (SAI) dated May 1, 2018. Please call us at (800) 851-9777 or write us at: Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499. A registration statement, including the SAI, has been filed with the Securities and Exchange Commission (SEC) and the SAI is incorporated herein by reference. More information about the variable annuity policy can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may obtain information about the operation of the public reference room by calling the SEC at (800)-732-0330. The SEC also maintains a web site (www.sec.gov) that contains the prospectus, the SAI, material incorporated by reference, and other information. The table of contents of the SAI is included at the end of this prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities, or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus Date: May 1, 2018

Statement of Additional Information Date: May 1, 2018

The subaccount currently available under this policy invest in the following underlying fund portfolios:

SUBACCOUNT	UNDERLYING FUND PORTFOLIO
Access VP High Yield FundSM	Access VP High Yield FundSM
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP Government Money Market	ProFund VP Government Money Market
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP Utilities	ProFund VP Utilities
TA AB Dynamic Allocation - Service Class	Transamerica AB Dynamic Allocation VP - Service Class
TA Aegon Government Money Market - Service Class	Transamerica Aegon Government Money Market VP - Service Class
TA Aegon High Yield Bond - Service Class	Transamerica Aegon High Yield Bond VP - Service Class
TA Barrow Hanley Dividend Focused - Service Class	Transamerica Barrow Hanley Dividend Focused VP - Service Class
TA BlackRock Tactical Allocation - Service Class	Transamerica BlackRock Tactical Allocation VP - Service Class
TA Clarion Global Real Estate Securities - Service Class	Transamerica Clarion Global Real Estate Securities VP - Service Class
TA Greystone International Growth - Service Class	Transamerica Greystone International Growth VP - Service Class
TA Janus Balanced - Service Class	Transamerica Janus Balanced VP - Service Class
TA Janus Mid-Cap Growth - Service Class	Transamerica Janus Mid-Cap Growth VP - Service Class
TA Jennison Growth - Service Class	Transamerica Jennison Growth VP - Service Class
TA JPMorgan Asset Allocation - Growth - Service Class	Transamerica JPMorgan Asset Allocation - Growth VP – Service Class
TA JPMorgan Asset Allocation - Moderate - Service Class	Transamerica JPMorgan Asset Allocation - Moderate VP – Service Class
TA JPMorgan Asset Allocation - Moderate Growth - Service Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP – Service Class
TA JPMorgan Core Bond - Service Class	Transamerica JPMorgan Core Bond VP - Service Class
TA JPMorgan Enhanced Index - Service Class	Transamerica JPMorgan Enhanced Index VP – Service Class
TA JPMorgan International Moderate Growth - Service Class	Transamerica JPMorgan International Moderate Growth VP – Service Class
TA JPMorgan Tactical Allocation - Service Class	Transamerica JPMorgan Tactical Allocation VP - Service Class
TA Managed Risk - Balanced ETF - Service Class	Transamerica Managed Risk - Balanced ETF VP - Service Class
TA Managed Risk - Growth ETF - Service Class	Transamerica Managed Risk - Growth ETF VP - Service Class
TA Morgan Stanley Capital Growth - Service Class	Transamerica Morgan Stanley Capital Growth VP – Service Class
TA Multi-Managed Balanced - Service Class	Transamerica Multi-Managed Balanced VP – Service Class
TA PIMCO Tactical - Balanced - Service Class	Transamerica PIMCO Tactical –Balanced VP –Service Class
TA PIMCO Tactical - Conservative - Service Class	Transamerica PIMCO Tactical –Conservative VP –Service Class
TA PIMCO Tactical - Growth - Service Class	Transamerica PIMCO Tactical –Growth VP –Service Class
TA PIMCO Total Return - Service Class	Transamerica PIMCO Total Return VP – Service Class
TA QS Investors Active Asset Allocation - Conservative - Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP - Service Class
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP - Service Class
TA Small Mid Cap Value - Service Class	Transamerica Small/Mid Cap Value VP – Service Class
TA T. Rowe Price Small Cap - Service Class	Transamerica T. Rowe Price Small Cap VP – Service Class
TA Torray Concentrated Growth - Service Class	Transamerica Torray Concentrated Growth VP – Service Class
TA WMC US Growth - Service Class	Transamerica WMC US Growth VP – Service Class

For more information on the underlying fund portfolios, please refer to the prospectus for the underlying fund portfolio.

TABLE OF CONTENTS continued

CONDENSED FINANCIAL INFORMATION	93
APPENDIX D
GUARANTEED MINIMUM INCOME BENEFIT RIDER (NO LONGER AVAILABLE)	115

GLOSSARY OF TERMS

accumulation period —The period between the policy date and the maturity date while the policy is in force.

accumulation unit value —An accounting unit of measure we use to calculate subaccount values during the accumulation period.

Administrative Office —Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499, (800) 851-9777. Please send all premium payments, loan repayments, correspondence and notices to the Administrative Office.

age —The issue age, which is annuitant’s age on his/her birthday immediately preceding the policy date. Attained age is the issue age plus the number of completed policy years. When we use the term “age” in this document, it has the same meaning as “attained age” in the policy.

annuitant —The person on whose life any annuity payments involving life contingencies will be based.

annuitize (annuitization) —When you switch from the accumulation period to the income phase and we begin to make annuity payments to you (or your designee).

annuity unit value —An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.

annuity value —The sum of the separate account value and the fixed account value at the end of any valuation period.

beneficiary(ies) —The person(s) who has the right to the death benefit as set forth in the policy.

cash value —The annuity value less any applicable premium taxes, any surrender charge, any loans and unpaid accrued interest, the annual policy charge and any rider charges.

Code —The Internal Revenue Code of 1986, as amended.

death claim day —Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.

death report day —The valuation date on which we have received due proof of death.

fixed account —One or more investment options under the policy that are part of our general assets and are not in the separate account.

fixed account value —During the accumulation period, your policy’s value in the fixed account.

in force —Condition under which the policy is active and an owner is entitled to exercise all rights under the policy.

maturity date —The date on which the accumulation period ends and annuity payments begin.

monthiversary —The same day in the month as the policy date. When there is no date in a calendar month that coincides with the policy date, the monthiversary is the first day of the next month.

NYSE —New York Stock Exchange.

owner (you, your) —The person(s) entitled to exercise all rights and privileges under the policy. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint owners may be named, provided the joint owners are husband and wife. Joint ownership is not available in all states.

policy anniversary —The same day in each succeeding year as the policy date. If there is no day in a calendar year which coincides with the policy date, the policy anniversary will be the first day of the next month.

policy date —The date shown on the contract schedule attached to the policy and the date on which the policy becomes effective.

premium payments —Amounts paid by an owner or on an owner’s behalf to Transamerica Premier Life Insurance Company as consideration for the benefits provided by the policy. When we use the term “premium payment” or “premium” in this prospectus, it has the same meaning as “net payment” in the policy, which means the premium payment less any applicable premium taxes.

separate account —WRL Series Annuity Account, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

separate account value —The portion of the policy value that is invested in the separate account.

subaccount — A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.

surrender —The termination of a policy at the option of an owner.

underlying fund portfolio — Investment companies which are registered with the U.S. Securities and Exchange Commission. The policy allows you to invest in the underlying fund portfolios through our subaccounts. We reserve the right to add other underlying fund portfolios as investment choices under the policy in the future.

valuation date — Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. Transamerica Premier Life Insurance Company is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

valuation period —The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made generally at the close of business on each business day.

SUMMARY

The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail. Please read the entire prospectus carefully.

Certain provisions of policy form number WL18 are different than those described herein. See “Appendix C” for information concerning policy form number WL18.

THE ANNUITY POLICY

The WRL Freedom Premier policy, formerly known as WRL Freedom Premier II is a flexible premium deferred variable deferred annuity policy (the “policy”) issued by Transamerica Premier Life Insurance Company (the Company, we, us, or our). It is a policy between you, as the owner, and Transamerica Premier Life Insurance Company, a life insurance company. The policy provides a way for you to invest on a tax-deferred basis in the subaccounts of the separate account and fixed account. We intend the policy to be used to accumulate money for retirement or other long-term investment purposes.

This policy allows you to direct your money into one or more of the subaccounts. Each subaccount invests exclusively in a single underlying fund portfolio of a fund. The money you invest in the subaccounts will fluctuate daily based on the underlying portfolio’s investment results. The value of your investment in the subaccounts is not guaranteed and may increase or decrease. You bear the investment risk for amounts you invest in the subaccounts.

You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 2% (in most states), and may be more. We guarantee the interest, as well as principal, on money placed in the fixed account. The fixed account is not available in all states.

You can transfer money between any of the investment choices during the accumulation period, subject to certain limits on transfers from the fixed account.

For an additional fee, you may select either a compounding minimum death benefit rider or an annual step-up death benefit rider. You may only add one of the optional death benefit riders when you purchase the policy. If you purchase one of these riders, you cannot drop it after we issue your policy. You may also add the Additional Earnings Rider that may provide a supplemental death benefit if you have not already selected an optional death benefit rider. See SUMMARY - Death Benefit and ADDITIONAL FEATURES – Additional Earnings Rider, for details concerning these death benefit riders. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider described in this prospectus.

The Guaranteed Minimum Income Benefit Rider is no longer available for new sales, but if you have previously elected the Guaranteed Minimum Income Benefit Rider you can still upgrade. See “Appendix D.”

The policy, like all deferred annuity policies, has two phases: the “accumulation period” and the “income phase.” During the accumulation period, earnings accumulate on a tax-deferred basis and are taxed as ordinary income when you take them out of the policy. The income phase starts on the maturity date when you begin receiving regular payments from your policy. The money you can accumulate during the accumulation period, as well as the annuity payment option you choose, will largely determine the amount of any income payments you receive during the income phase.

PURCHASE

You can buy this policy with $5,000 ($1,000 for traditional or Roth IRAs and $50 for other qualified policies) or more under most circumstances. However, we no longer offer this policy for purchase by new policy owners. You can add as little as $50 at any time during the accumulation period. We allow premium payments up to a total of $1,000,000 per policy year without prior approval. There is no limit on the total premium payments you may make during the accumulation period.

INVESTMENT CHOICES

You can allocate your premium payments to one of several underlying fund portfolios listed in the Investment Choices section in this prospectus and described in the underlying fund portfolio prospectuses. Depending upon their investment performance, you can make or lose money in any of the subaccounts.

You can also allocate your premium payments to the fixed account.

We currently allow you to transfer money between any of the investment choices during the accumulation period. We reserve the right to impose a $10 fee for each transfer in excess of 12 transfers per policy year. Currently, we do not charge a transfer fee. We reserve the right to impose restrictions and limitations on transfers.

EXPENSES

See “Appendix C” for information concerning policy Form Number WL18.

We do not take any deductions for sales charges from premium payments at the time you buy the policy. You generally invest the full amount of each premium payment in one or more of the investment choices.

During the accumulation period we deduct a daily mortality and expense risk charge of 0.85% annually (1.25% if you select the compounding minimum death benefit rider or annual step-up death benefit rider) and a daily administrative charge of 0.40% annually from the money you have invested in the subaccounts. During the income phase, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charge. The optional death benefit riders are not available in all states.

If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your policy’s annuity value. This charge will not increase after you purchase the rider. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We do not assess this charge during the income phase. This rider is not available in all states.

During the accumulation period, we deduct an annual policy charge of $30 from the annuity value on each policy anniversary and at the time of surrender. We currently waive this charge if either your annuity value, or the total premiums you have paid us, minus all partial surrenders (including surrender charges), equals or exceeds $50,000 on the policy anniversary when this charge is payable. However, we will deduct this charge from your annuity value if you surrender your policy completely.

We impose a $10 charge per transfer if you make more than 12 transfers among the subaccounts per policy year. There is no charge for transfers from the fixed account. We do not currently charge for transfers, although we reserve the right to do so in the future.

If you take a policy loan, we will impose a $30 loan processing fee. Only certain types of qualified policies can take policy loans. This fee is not applicable in all states.

We may deduct state premium taxes, which currently range from 0% to 3.50%, when you make your premium payment(s), if you surrender the policy or partially withdraw its value, if we pay out death benefit proceeds, or if you begin to receive regular annuity payments. We only charge you premium taxes in those states that require us to pay premium taxes.

If you make a partial surrender or surrender your policy completely, we will deduct a surrender charge for premium payments surrendered within seven years after we receive the premium payment. This charge is 7% of the amount surrendered if the surrender occurs within 24 months or less of our receipt of the premium payment, and then declines gradually to 6% - 25 through 36 months; 5% - 37 through 48 months; 4% - 49 through 60 months; 3% - 61 through 72 months; 2% - 73 through 84 months; and no surrender charge - 85 months or more.

When we calculate surrender charges, we treat partial surrenders as coming first from the oldest premium payment, then the next oldest and so forth. For partial surrenders you make in any policy year, we will waive all or a portion of the surrender charge up to the maximum free amount. Partial surrenders in excess of the maximum free amount will be subject to a surrender charge. We will deduct the full surrender charge if you surrender your policy completely. The “free amount” waiver does not apply to a complete surrender. We waive this charge under certain circumstances. See EXPENSES - Surrender Charge for how we calculate surrender charges and waivers.

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the ANNUITY POLICY FEE TABLE section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

See OTHER INFORMATION - Distribution of the Policies for information concerning compensation we pay our agents for the sale of the policies.

ACCESS TO YOUR MONEY

You can take some or all of your money out at any time during the accumulation period. However, you may not take a partial surrender if it reduces the cash value below $5,000. No partial surrender may be made from the fixed account without prior consent from us. Access to amounts held in qualified policies may be restricted or prohibited by law or regulation or the terms of the plan. Other restrictions and surrender charges may apply. You may also have to pay federal income tax and a penalty tax on any money you take out.

Partial surrenders will reduce your cash value. Depending on its amount and timing, a partial surrender may considerably reduce or eliminate some of the benefits and guarantees provided by your policy. For example, partial surrenders may reduce the death benefit and the Additional Earnings Rider benefit by more than the amount withdrawn.

You should carefully consider whether a withdrawal under a particular circumstance will have a negative impact to your benefits or guarantees. The impact of surrenders (generally) on your benefits and guarantees is discussed in the corresponding sections of the prospectus describing such benefits and guarantees.

ANNUITY PAYMENTS (THE INCOME PHASE)

The policy allows you to receive income after the maturity date under one of several annuity payment options. You may choose from fixed payment options or variable payment options. If you select a variable payment option, the dollar amount of the payments you receive may go up or down depending on the investment results of the portfolios you invest in at that time. Generally, you cannot annuitize before your policy’s fifth anniversary.

DEATH BENEFIT

If you are both an owner and the annuitant and you die before the maturity date, your beneficiary will receive the death benefit proceeds. If your surviving spouse, if eligible continues (if a joint owner) or elects to continue (if a sole beneficiary) the policy, the surviving spouse becomes the sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds (described below) as of the death report day and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse. Death benefit provisions may vary by state.

If you are named only as an owner, and you die before the annuitant and before the maturity date, and if your surviving spouse is the joint owner or sole beneficiary, then the policy continues. However, the annuity value is not increased to equal the death benefit proceeds.

If you name different persons as owner and annuitant, you can affect whether the death benefit proceeds are payable and who will receive them. Use care when naming owners, annuitants and beneficiaries, and consult your agent if you have questions.

If the annuitant dies before the maturity date, the death benefit proceeds, if payable, will be determined by the death benefit option described in your policy and in any optional death benefit rider that you purchased. If you purchase an optional death benefit rider, you cannot drop it after we issue your policy.

Under the standard death benefit, the death benefit proceeds will be the greater of:

•	the annuity value as of your death report day; or
•	the total premium payments you make to the policy, reduced by any adjusted partial surrenders.

Under the compounding minimum death benefit rider, the death benefit proceeds will be the greater of:

•	the death benefit proceeds as determined under the standard death benefit; or
•	total premiums paid for this policy, less any adjusted partial surrenders, accumulated at 5% interest per annum from the date of payment or partial surrender until the earlier of (a) the date of death, or (b) the date of the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial surrenders.

Under the annual step-up death benefit rider, the death benefit proceeds will be the greater of:

•	the death benefit proceeds as determined under the standard death benefit; or
•	the highest annuity value as of any policy anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premiums made, and decreased for adjusted partial surrenders taken, following the date of the policy anniversary on which the highest annuity value occurs. This death benefit will not exceed 200% of total premium payments less partial surrenders.

The adjusted partial surrender is equal to (a) times (b) where:

(a)	is the ratio of the value of any proceeds that would have been payable had death occurred, to the annuity value, as these amounts existed on the date the partial surrender is processed, but prior to the processing; and
(b)	is the amount of the partial surrender.

An additional death benefit may be payable if you purchase the Additional Earnings Rider and it is in effect at the time the death benefit proceeds become payable. You may only select the Additional Earnings Rider if you are both the owner and the annuitant (except in the case of a trust or employer-sponsored plan). This rider is not available in all states and may vary by state. See SUMMARY Death Benefit and ADDITIONAL FEATURES - Additional Earnings Rider for details. The death benefit payable, if any, on or after the maturity date depends on the annuity payment option selected. See ANNUITY PAYMENTS (THE INCOME PHASE) - Fixed Annuity Payment Options and Variable Annuity Payment Options for a description of the annuity payment options. Not all payment options provide for the payment of a death benefit.

TAX INFORMATION

The policy’s earnings are generally not taxed until you take them out. For federal tax purposes, if you take money out of a nonqualified policy during the accumulation period, earnings come out first and are taxed as ordinary income. The annuity payments you receive during the income phase may be considered partly a return of your original investment so that part of each payment may not be taxable as income until the “investment in the policy” has been fully recovered. Different tax consequences may apply for a qualified policy. If you are younger than 59 1⁄2 when you take money out of a policy, you may be charged a 10% federal penalty tax on the amount you must report as taxable income.

Death benefits are taxable and generally are included in the income of the recipient as follows: if received under an annuity payment option, death benefits are taxed in the same manner as annuity payouts; if not received under an annuity option (for instance, if paid out in a lump sum), death benefits are taxed in the same manner as a partial surrender or complete surrender.

OTHER INFORMATION

Right to Cancel Period. You may return your policy for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original premium payment(s) or surrender value, whichever is greater. We determine the value of the refund as of the date we receive the returned policy at our Administrative and Services Office in good order. We will pay the refund within 7 days after we receive your original signature written notice of cancellation and the returned policy at our Administrative Office in good order. A faxed version or a copy of the written notice of cancellation will not be sufficient for us to pay a refund. The policy will then be deemed void.

Who should purchase the Policy? We have designed this policy for people seeking long-term tax deferred accumulation of assets, generally for retirement. This includes persons who have maximized their use of other retirement savings methods, such as 401(k) plans. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this policy if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in. If you are purchasing the policy through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the policy (including annuity income benefits) before purchasing the policy, because the tax-favored arrangement itself provides tax-sheltered growth.

Additional Features This policy has additional features that might interest you. These include the following:

•	Reduced Minimum Initial Premium Payment (for nonqualified policies): You may make a minimum initial purchase payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer.

•

Systematic Partial Surrenders: You can arrange to have money automatically sent to you while your policy is in the accumulation period. You may take systematic partial surrenders, up to the amount permitted under the terms of your policy, monthly, quarterly, semi-annually or annually without paying surrender charges. Amounts you receive may be included in your gross income and, in certain circumstances, may be subject to penalty taxes.

•	Dollar Cost Averaging: You can arrange to have a certain amount of money automatically transferred monthly from one or any combination of the fixed account, the TA Aegon Government Money Market subaccount or TA JPMorgan Core Bond subaccount to your choice of subaccounts. Dollar cost averaging does not guarantee a profit and does not protect against a loss if market prices decline.

•	Asset Rebalancing: We will, upon your request, automatically transfer amounts periodically among the subaccounts on a regular basis to maintain a desired allocation of the annuity value among the various subaccounts.

•	Telephone, Fax and Internet Transactions: You may make transfers and/or change the allocation of additional premium payments by telephone or fax. You may also make transfers and change premium payment allocations through our website – www.premier.transamerica.com. Internet transactions are not available for transfers and changes in premium payment allocation involving the fixed account. Transfer orders made in writing, by telephone, by facsimile, or via the Internet must be received before the close of our business day, which is the same as when the NYSE closes, usually 4:00 p.m. Eastern Time. Transfer orders received in good order at our Administrative Office before the NYSE closes are priced using the subaccount accumulation unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time). If we receive a transfer order at our Administrative Office after the NYSE closes for normal trading, we will process the order using the subaccount accumulation unit value determined at the close of the next regular business day of the NYSE.

•	Nursing Care Facility Waiver: If you are confined to a nursing care facility, you may take partial surrenders or surrender your policy completely without paying the surrender charge, under certain circumstances.

•	Terminal Condition Waiver: Under a terminal condition waiver, if certain medically related circumstances occur, we will allow you to fully or partially surrender your policy without a surrender charge.

•	Policy Loans (for certain qualified policies): If you own a qualified policy, you may be eligible to take out policy loans during the accumulation period, subject to certain restrictions. Penalties may apply if you fail to comply with required restrictions. See ACCESS TO YOUR MONEY - Policy Loans for Certain Qualified Policies for details.

•	Optional Death Benefit and Additional Earnings Riders: You may add one of the optional death benefit riders for an additional charge. If you wish to purchase one of the riders, you must select the rider on your application. If you purchase one of these riders, you cannot drop it after we issue your policy. However, you may purchase the Additional Earnings Rider at issue or on any monthiversary during the accumulation period if you have not already purchased an optional death benefit rider. These riders are not available to owners, joint owners or annuitants age 76 or older on the policy date. These riders are not available in all states and may vary by state.

•	Compounding Minimum Death Benefit Rider: This rider provides a death benefit equal to total premium payments paid for this policy, plus interest at an effective annual rate of 5% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 5% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial surrenders.

•	Annual Step-Up Death Benefit Rider: This rider provides a death benefit equal to the highest annuity value on any policy anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the policy anniversary on which the highest annuity value occurs This death benefit will not exceed 200% of total premium payments less partial surrenders.

•	Additional Earnings Rider: You may add this rider for an additional charge only when we issue the policy or on any monthiversary during the accumulation period if you, a joint owner and the annuitant are age 75 or younger and if you have not already purchased an optional death benefit rider. It may provide you with a supplemental death benefit to help offset the taxes typically due on annuity death benefits. The Additional Earnings Rider may continue with the policy if the surviving spouse is eligible and elects to continue the policy. If the Additional Earnings Rider is attached to a policy with multiple beneficiaries, and the death benefit proceeds are payable to the beneficiaries, then each beneficiary may choose individually whether to receive any benefit under the Additional Earnings Rider as of the death report day (and thereby terminate the rider), or continue the rider (with fees) and have any benefit under the Additional Earnings Rider paid on that beneficiary’s death. This rider is not available in all states and may vary by state. We recommend that you consult your tax advisor before you purchase this rider.

•	Additional Benefits with Spousal Continuation: If an owner who is the annuitant dies before the maturity date, and the surviving spouse of the deceased owner continues (if a joint owner) or elects to continue (if a sole beneficiary) the policy, the surviving spouse becomes sole owner and annuitant. We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculated the death benefit so that it is based on the age of the surviving spouse.

•	Additional Death Befit on Beneficiary’s Death. If an owner who is the annuitant dies before the maturity date, and the deceased owner’s spouse is not named as joint owner or as the sole beneficiary who elects to continue the policy, then each beneficiary can elect to keep the policy in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed that beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit under the policy if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.

•	Multiple Beneficiaries: If an owner who is an annuitant dies before the maturity date, and the deceased owner has named multiple beneficiaries, each beneficiary may choose individually how he or she wants to receive his/her portion of the death benefit proceeds.

These features are not available in all states, may vary by state and may not be suitable for certain qualified policies or in your particular situation. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider or feature described in this prospectus.

Certain states place restrictions on access to the fixed account, on the death benefit calculation, on the annuity payment options and on other features of the policy. Consult your agent and the policy for details.

Scheduled Financial Transaction Processing. We process scheduled financial transactions based on the accumulation unit values determined at the end of the business day on which we schedule the transaction. Examples of scheduled financial transactions include systematic partial surrenders, dollar cost averaging and asset rebalancing.

A business day is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE. If a day on which a scheduled financial transaction would ordinarily occur falls on a day the NYSE is closed, we will process the transaction the next day that the NYSE is open.

Other policies. We offer other variable annuity policies which also invest in the same portfolios of the funds. These policies may have different charges that could affect subaccount performance and may offer different benefits more suitable to your needs. To obtain more information about these policies, contact your agent, or call us at (800)-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).

State Variations. Policies issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights and issue age limitations. Please note that this prospectus describes the material rights and obligations of a policy owner, and the maximum fees and charges for all policy features and benefits are set forth in the fee table of this prospectus.

Financial Information. We have included in “Appendix B” a financial history of the accumulation unit values for the subaccounts available through this policy.

INQUIRIES

If you need more information or want to make a transaction, please contact us at:

Transamerica Premier Life Insurance Company

Administrative Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499

(800) 851-9777

(Monday-Friday 8:30 a.m. - 7 p.m. Eastern Time)

Please send all premium payments, loan repayments, correspondence and notices to the Administrative Office.

You may check your policy at www.premier.transamerica.com. Follow the logon procedures. We cannot guarantee that you will be able to access this site.

You should protect your logon information, because on-line (or telephone) options may be available and could be made by anyone who knows your logon information. We may not be able to verify that the person providing instructions using your logon information is you or someone authorized by you.

ANNUITY POLICY FEE TABLE(1)

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the fees and charges that you will pay at the time that you buy the policy, take a loan from the policy, partially surrender or fully surrender the policy, transfer annuity value between subaccounts and/or the fixed account or request special services. State premium taxes may also apply.

Owner Transaction Expenses:
Sales Load On Premium Payments	None
Maximum Surrender Charge (as a % of premium payments)(2)(3)(4)	7%
Transfer Charge(5)	$10 after 12 per year
Loan Processing Fee(6)	$30 per loan
Special Service Fee	$0-$25

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including portfolio fees and expenses. This table also includes the charges you would pay if you added optional riders to your policy.

Annual Policy Charge(3)(7)	$30 per policy yearly
Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)(8)
Under Standard Death Benefit:
Mortality and Expense Risk Charge	0.85%
Administrative Charge	0.40%
Total Separate Account Annual Expenses	1.25%
With Compounding Minimum Death Benefit Rider Added (optional):
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.40%
Total Separate Account Annual Expenses	1.65%
With Annual Step-Up Death Benefit Rider Added (optional):
Mortality and Expense Risk Charge	1.25%
Administrative Charge	0.40%
Total Separate Account Annual Expenses	1.65%
Annual Optional Rider Fees:
Additional Earnings Rider Charge(9)	0.35%
Guaranteed Minimum Income Benefit Rider(10) (No Longer Available)
Current	0.35%
Maximum	0.50%

The next table shows the lowest and highest total operating expenses charged by the underlying fund portfolios for the fiscal year ended December 31, 2017. Expenses of the underlying fund portfolios may be higher or lower in the future. More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each underlying fund portfolio.

Total Annual Portfolio Operating Expenses(11)(12)	Lowest	Highest
Expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses	0.33%	3.09%

Example(13)

The following Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. The Example shows the highest costs of investing in the policy, including policy owner transaction expenses, the annual policy charge, separate account charges (assuming the compounding minimum death benefit rider or annual step-up death benefit rider has been added), the highest charge for the optional Additional Earnings Rider and highest Annual Portfolio Operating Expenses.

The Example assumes that you invest $10,000 in the policy for the time periods indicated. The Example also assumes that your policy has a 5% return each year.

Example(13)	1 Year	3 Years	5 Years	10 Years

If you surrender the policy at the end of the applicable time period.	$1218	$2150	$2980	$5137

If you annuitize* or remain invested in the policy at the end of the applicable time period.	$518	$1550	$2580	$5137

*You cannot annuitize your policy before your policy’s fifth anniversary.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be lower or higher than those reflected in the Example. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

For information concerning compensation paid for the sale of the policies, see OTHER INFORMATION – Distribution of the Policies.

NOTES TO FEE TABLE AND EXPENSE TABLE

(1)The Fee Table applies only to the accumulation period. During the income phase, the fees may be different than those described in the fee table. See EXPENSES.

(2)We may deduct a charge for special services, including overnight delivery, duplicate policies, non-sufficient checks on new business, duplicate 1099 and 5498 tax forms, duplicate disclosure documents and semi-annual reports, check copies, printing and mailing previously submitted forms and asset verification requests from mortgage companies. In addition we may consider as special services customer initiated changes, modifications and transactions which are submitted in such a manner as to require the Company to incur additional processing costs.

(3)The surrender charge decreases based on the number of years since each premium payment was made, from 7% in the first two years after the premium payment was made grading down to 0% in the eighth year after the premium payment was made. To calculate surrender charges, the first premium payment made is considered to come out first. This charge is waived under certain circumstances.

(4)We may reduce or waive the surrender charge and the annual policy charge for policies sold to groups of employees with the same employer, including our directors, officers and full-time employees, or other groups where sales to the group reduce our administrative expenses.

(5)There is no charge for transfers from the fixed account. We do not currently charge for Internet transfers, although we reserve the right to do so in the future.

(6)Loans are available only for certain qualified policies. The loan processing fee is not applicable in all states.

(7)We currently waive this charge if either the annuity value, or the total premium payments, minus all partial surrenders, including any surrender charges, equals or exceeds $50,000 on the policy anniversary for which the charge is payable. However we will deduct this charge from your annuity value if you surrender your policy completely.

(8)These charges are assessed on your assets in each subaccount. They do not apply to the fixed account. The mortality and expense risk charge of 0.85% applies when you have selected the standard death benefit. If you select the compounding minimum death benefit rider or the annual step-up death benefit rider, then the mortality and expense risk charge will increase to 1.25%. These charges apply only during the accumulation period. After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

(9)This rider is optional. You may not add this rider if you have already purchased one of the optional death benefit riders. If you add the rider, we will impose during the accumulation period an annual rider charge equal to 0.35% of your policy’s annuity value on each rider anniversary and pro rata on the termination date of the rider, including policy surrender. The charge will not increase once the rider has been issued. We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. This rider is not available in all states.

(10)This rider is no longer available. The annual rider charge is a percentage of the minimum annuitization value. If you choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.35%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If you later choose to annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date you annuitize under the rider. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See “Appendix D.”

(11)The portfolio expenses used to prepare this table were provided to us by the fund(s). We have not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2017. Current or future expenses may be greater or less than those shown. “Gross” expense figures do not reflect any fee waivers or expense reimbursements. Actual expenses may have been lower than those shown in the ANNUITY POLICY FEE TABLE.

(12)The table showing the range of expenses for the portfolios takes into account the expenses of several asset allocation portfolios that are “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other portfolios of the TST fund. Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, we took into account the combined actual expenses for each of the “fund of funds” and for the portfolios in which it invests, assuming a constant allocation by each “fund of funds” of its assets among the portfolios identical to its actual allocation at December 31, 2017.

(13)The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual policy charge of $30 is reflected as an annual charge that is determined by dividing the total annual policy charges collected during the previous calendar year by the total average net assets attributable to the policy during that year. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.

THE ANNUITY POLICY

This prospectus describes the WRL Freedom Premier policy, formerly known as WRL Freedom Premier II policy offered by the Company.

An annuity is a policy between you, the owner, and an insurance company (in this case the Company), where the insurance company promises to pay you an income in the form of annuity payments. These payments begin on a designated date, referred to as the maturity date. See ANNUITY PAYMENTS (THE INCOME PHASE). Until the maturity date, your annuity is in the accumulation period and the earnings (if any) are tax deferred. Tax deferral means you generally are not taxed until you take money out of your annuity. After the maturity date, your annuity switches to the income phase.

The policy is a flexible premium deferred variable annuity. You can use the policy to accumulate funds for retirement or other long-term financial planning purposes.

The policy is a “flexible premium” annuity because after you purchase it, you can generally make additional premium payments of $50 or more until the maturity date. You are not required to make any additional premium payments.

The policy is a “variable” annuity because the value of your policy can go up or down based on the performance of your investment choices. If you select the variable investment portion of the policy, the amount of money you are able to accumulate in your policy during the accumulation period depends upon the performance of your investment choices. If you elect to receive variable annuity payments during the income phase of your policy, the amount of your annuity payments will also depend upon the performance of your investment choices for the income phase.

The policy also contains a fixed account. Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account. The fixed account offers an interest rate that is guaranteed by the Company to equal at least 2% per year. There may be different interest rates for each payment or transfer you direct to the fixed account which are equal to or greater than the guaranteed rate. The interest rates we set will be credited for periods of at least one year measured from each payment or transfer date.

The fixed account is not available in all states. If your policy was issued in Washington, Oregon, New Jersey or Massachusetts, you may not direct or transfer any money to the fixed account.

Do not purchase this policy if you plan to use it, or any of its riders, for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme. Your policy is not intended or designed to be traded on any stock exchange or secondary market. By purchasing this policy, you represent and warrant that you are not using the policy, or any of its riders for resale, speculation, arbitrage, viatication, or any other type of collective investment scheme.

PURCHASE

Policy Issue Requirements

We will not issue a policy unless:

•	we receive the information we need to issue the policy at our Administrative Office in good order;

•	we receive a minimum initial premium payment (except for the 403(b) policies); and

•	the annuitant is age 85 or younger.

In order to purchase the optional compounding minimum death benefit rider, annual step-up death benefit rider or Additional Earnings Rider, you, a joint owner and the annuitant must be age 75 or younger. If you purchase the compounding minimum death benefit rider or the annual step-up death benefit rider, you cannot drop it after we issue your policy. You may purchase the Additional Earnings Rider at issue or on any monthiversary during the accumulation period if you have not already purchased an optional death benefit rider. You may not purchase the Additional Earnings Rider if you have purchased an optional death benefit rider.

Premium Payments

You should make checks or drafts for premium payments payable only to Transamerica Premier Life Insurance Company and send them to our Administrative Office. Your check or draft must be honored in order for us to pay any associated annuity payments and benefits due under the policy.

We do not accept cash. We reserve the right to not accept third party checks. A third party check is a check that is made payable to one person who endorses it and offers it as payment to a second person. Checks should normally be payable to Transamerica Premier Life Insurance Company, however, in some circumstances, at our discretion we may accept third party checks that are from a rollover or transfer from other financial institutions. Any third party checks not accepted by us will be returned.

We reserve the right to reject or accept any form of payment. Any unacceptable forms of payment will be returned.

Initial Premium Requirements

The initial premium payment for nonqualified policies must be at least $5,000. However, you may make a minimum initial premium payment of $1,000, rather than $5,000, if you indicate on your application that you anticipate making minimum monthly payments of at least $100 by electronic funds transfer. For traditional or Roth IRAs, the minimum initial premium payment is $1,000 and for qualified policies other than traditional or Roth IRAs, the minimum initial premium payment is $50.

We will credit your initial premium payment to your policy within two business days after the day we receive it and your complete policy information in good order. If we are unable to credit your initial premium payment, we (or your agent) will contact you within five business days and explain why. We will also return your initial premium payment at that time unless you tell us (or your agent) to keep it and to credit it as soon as we receive all necessary application information.

The date on which we credit your initial premium payment to your policy is generally the policy date. The policy date is used to determine policy years, policy months and policy anniversaries.

Although we do not anticipate delays in processing your application, we may experience delays if agents fail to forward applications and premium payments to our Administrative Office in a timely manner. Any delays will affect when your policy can be issued and when your premium payment is allocated among the investment choices.

If you wish to make premium payments by bank wire, please contact our Administrative Office at (800)-851- 9777 (Monday –Friday 8:30 a.m. –7:00 p.m. Eastern Time).

We may reject any application or premium payment for any reason permitted by law.

Additional Premium Payments

You are not required to make any additional premium payments. However, you can generally make additional premium payments as often as you like during the lifetime of the annuitant and prior to the maturity date. We will accept premium payments by bank wire or by check. Additional premium payments must be at least $50 ($100 monthly in the case of nonqualified policies with a $1,000 initial premium payment and $1,000 if by wire). We reserve the right to refuse any additional premium payments in excess of these limits, and if you do not obtain prior approval for premium payments in excess of the dollar amounts listed above, the business will be deemed not in good order. We will credit any additional premium payments you make to your policy at the accumulation unit value computed at the end of the business day on which we receive them in good order at our Administrative Office. Our business day closes when the NYSE closes, usually at 4:00 p.m. Eastern Time. If we receive your premium payments after the close of our business day, we will calculate and credit them as of the close of the next business day. Additional purchase payments received in good order on non-business days or after our close of business on business days will receive next-day pricing. See OTHER INFORMATION- Sending forms and Transaction Requests in Good Order.

Maximum Total Premium Payments

We reserve the right to require prior approval of any cumulative premium payments over $1,000,000 (this includes subsequent premium payments) for all policies with the same owner or same annuitant issued by us or an affiliate. If you do not obtain prior approval for premium payments in excess of the dollar amounts listed above, the business will be deemed not in good order.

Allocation of Premium Payments

On the policy date, we will allocate your premium payment to the investment choices you selected on your application. Your allocation must be in whole percentages and must total 100%. We will allocate additional premium payments as selected on your application, unless you request a different allocation.

Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account.

If you allocate premium payments to the Dollar Cost Averaging program, then you must give us instructions regarding the subaccount(s) to which transfers are to be made or we cannot accept your purchase payment.

You may change allocations for future additional premium payments by writing or by telephoning the Administrative Office or by visiting our website – www.premier.transamerica.com, subject to the limitations described under ADDITIONAL FEATURES - Telephone, Fax and Internet Transactions. The allocation change will apply to premium payments received on or after the date we receive the change request at our Administrative Office in good order.

You should review periodically how your premium payments are divided among the subaccounts because market conditions and your overall financial objectives may change.

Right to Cancel Period

You may return your policy for a refund within 10 days after you receive it (or longer if required by state law). In most states, the amount of the refund will be the total premium payments we have received, plus (or minus) any gains (or losses) in the amounts you invested in the subaccounts. You will keep any gains, and bear any losses, on amounts that you invested in the subaccounts. If state law requires, we will refund your original premium payment(s) or surrender value, whichever is greater. We determine the value of the refund as of the date we receive (in good order at our Administrative Office) your written notice of cancellation and the returned policy at our Administrative Office. We will pay the refund within 7 days after we receive (in good order at our Administrative Office) your written notice of cancellation and the returned policy. The policy will then be deemed void.

Annuity Value

You should expect your annuity value to change from valuation period to valuation period to reflect the investment performance of the portfolios, the interest credited to your value in the fixed account, and the fees and charges we deduct. A valuation period begins at the close of regular trading on each business day and ends at the close of regular trading on the next valuation date. A valuation date is any day the NYSE is open. Our business day closes when the NYSE closes, usually 4:00 p.m. Eastern Time. We observe the same holidays as the NYSE.

Accumulation Units

We measure the value of your policy during the accumulation period by using a measurement called an accumulation unit. During the income phase, we use a measurement called an annuity unit. When you direct money into a subaccount, we credit your policy with accumulation units for that subaccount. We determine how many accumulation units to credit by dividing the dollar amount you direct to the subaccount by the subaccount’s accumulation unit value as of the end of that valuation date. If you withdraw or transfer out of a subaccount, or if we assess a transfer charge, annual policy charge, or any surrender charge, or any Additional Earnings Rider charge, we subtract accumulation units from the subaccounts using the same method.

Each subaccount’s accumulation unit value was set at $10 when the subaccount started. We recalculate the accumulation unit value for each subaccount at the close of each valuation date. The new accumulation unit value reflects the investment performance and the fees and expenses of the underlying fund portfolio, and the daily deduction of the mortality and expense risk charge and administrative charge. For a detailed discussion of how we determine accumulation unit values, see the SAI.

INVESTMENT CHOICES

The Separate Account

The WRL Freedom Premier policy, formerly known as WRL Freedom Premier II variable annuity offers you a means of investing in various underlying fund portfolios offered by different investment companies (by investing in the corresponding subaccounts). The companies that provide investment advice and administrative services for the underlying fund portfolios offered through this policy are listed in the “Appendix A – Underlying Fund Portfolios Associated with the Subaccounts.”

The general public may not purchase shares of any of these portfolios. Their investment objectives and policies may be similar to other portfolios and mutual funds managed by the same investment adviser or sub-adviser that are sold directly to the public. You should not expect that the investment results of the other portfolios and mutual funds will be comparable to those portfolios offered by this prospectus.

There is no assurance that a portfolio will achieve its stated objective(s). For example, during extended periods of low interest rates, the yield of a money market subaccount may become extremely low and possibly negative. More detailed information may be found in the underlying fund prospectuses. You should read the underlying fund prospectuses carefully before you invest.

Please contact our Administrative Office at (800)-851-9777 (Monday — Friday 8:30 a.m. — 7:00 p.m. Eastern Time) or visit our website www.premier.transamerica.com to obtain an additional copy of the fund prospectuses containing more complete information concerning the funds and portfolios.

Note: If you received a summary prospectus for any of the portfolios listed in “Appendix A - Underlying Fund Portfolios Associated with the Subaccounts,” please follow the instructions on the first page of the summary prospectus to obtain a copy of the full underlying fund prospectus or its statement of additional information.

Selection of Underlying Fund Portfolios

The underlying fund portfolios offered through this variable annuity are selected by us, and we may consider various factors, including, but not limited to, asset class coverage, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the underlying fund portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates. For additional information about these arrangements, see EXPENSES - Revenue We Receive. We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from owners. We have included the Transamerica Series Trust (“TST”) underlying fund portfolios at least in part because they are managed by one of our affiliates, Transamerica Asset Management, Inc. (“TAM”), our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the underlying fund portfolios that are available to you, including each underlying fund portfolio’s prospectus, statement of additional information and annual and semi-annual reports. Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or underlying fund portfolio. After you select underlying fund portfolios for your initial premium payment, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in the cash value of your policy resulting from the performance of the underlying fund portfolios you have chosen.

We do not recommend or endorse any particular underlying fund portfolio and we do not provide investment advice.

We do not guarantee that each portfolio will always be available for investment through the policy. We reserve the right, subject to compliance with applicable laws, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes to allocations of new premiums by existing owners or new policy owners at any time, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios or portfolio classes may have different fees and expenses and their availability may be limited to certain classes of purchasers. We reserve the right to limit the number of subaccounts you are invested in at any one time.

Addition, Deletion, or Substitution of Investment Options

We cannot and do not guarantee that any of the subaccounts will always be available for premium payments, allocations, or transfers. We reserve the right, subject to compliance with applicable law, to add, remove or combine subaccounts, and substitute the shares that are held by the separate account for shares of another portfolio, at our discretion. We reserve the right to eliminate the shares of any portfolios of a fund and to substitute shares of other underlying fund portfolios (or of other open-end registered investment companies). We will not, however, substitute shares attributable to an owner’s interest in a subaccount without notice to, and prior regulatory approval of to the extent required by applicable law.

We also reserve the right to establish additional subaccounts, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with a specified investment objective.

New subaccounts may be established when, in our sole discretion, marketing, tax, investment or other conditions warrant. Any new subaccounts may be made available to existing owners on a basis to be determined by us. Each additional subaccount will purchase shares in an underlying fund portfolio or other investment vehicle. We may also close one or more subaccounts if, in our sole discretion, marketing, tax, investment or other conditions warrant such change. In the event any subaccount is closed, we will notify you and request a reallocation of the amounts invested in the closed subaccount. If we do not receive new instructions, the requested transaction (including dollar cost averaging transactions or asset rebalance programs transactions) will be cancelled. Any premium payment will be considered not in good order. The value of the closed subaccount will continue to fluctuate due to portfolio performance, and may exceed the original rebalance percentages you requested. As you consider your overall investment strategy within your annuity, you should also consider whether or not to re-allocate the value remaining in the closed subaccount to another investment choice. If you decide to re-allocate the value of the closed subaccount, you will need to provide us with instructions to achieve your goal. Under certain situations involving annuitizations (e.g., policy reached maximum maturity date) if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be used to purchase annuity units pro-rata in the other investment choices you have purchased accumulation units in and which are open to new investment. Moreover, in certain situations involving death benefit adjustments for continued policies, if an investment choice is closed to new investment, the amount that would have been allocated thereto will instead be allocated pro-rata to the other current investment choices you have allocated to and which are open to new investments.

In the event of any such substitution or change, we may, by appropriate endorsement, make such changes in the policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the policies, the separate account may be (1) operated as a management company under the 1940 Act, or any other form permitted by law, (2) deregistered under the 1940 Act in the event such registration is no longer required or (3) combined with one or more other separate accounts. To the extent permitted by applicable law, we also may (1) transfer the assets of the separate account associated with the policies to another account or accounts, (2) restrict or eliminate any voting rights of owners or other persons who have voting rights as to the separate account, (3) create new separate accounts, (4) add new subaccounts to or remove existing subaccounts from the separate account, or combine subaccounts or (5) add new underlying fund portfolios, or substitute a new underlying fund portfolio for an existing underlying fund portfolio.

In addition, a subaccount could become no longer available due to the liquidation of its corresponding underlying fund portfolio. To the extent permitted by applicable law, upon advance notice to you and unless you otherwise instruct us, we will:

1)	Re-allocate any policy value in the liquidated fund to the money market subaccount or a subaccount investing in another underlying fund portfolio designated by us; and

2)	Allocate any subsequent Purchase Payments and/or transfers (including Dollar Cost Averaging transactions or asset rebalance programs transactions) to the other subaccounts you have selected

The Fixed Account

Premium payments allocated and amounts transferred to the fixed account become part of our general account. Interests in the general account have not been registered under the Securities Act of 1933 (the “1933 Act”), nor is the general account registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. We have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus which relates to the fixed account.

While we do not guarantee that the fixed account will always be available for investment, we do guarantee that the interest credited to the fixed account will not be less than 2% (in most states) per year. We have no formula for determining fixed account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 2% per year.

The minimum fixed account cash value upon full surrender is 90% of the fixed account premium payments less partial surrenders and transfers from the fixed account accumulated at 3% per year. Any money you allocate or transfer to the fixed account will be placed with our other general assets. All assets in our general account are subject to the general liabilities of our business operations. The amount of money you are able to accumulate in the fixed account during the accumulation period depends upon the total interest credited. The amount of annuity payments you receive during the income phase under a fixed annuity option will remain level for the entire income phase.

When you request a transfer, or if we consent to a partial surrender from the fixed account, we will account for it on a first-in, first-out (“FIFO”) basis, for purposes of crediting your interest. This means that we will take the deduction from the oldest money you have put in the fixed account. You may transfer money from the fixed account to the subaccounts once during each policy year, subject to certain restrictions. You may not transfer money between the fixed account and the subaccounts during the income phase. You may not make partial surrenders from the fixed account unless we consent.

Unless otherwise required by state law, we reserve the right to limit the amount you may allocate or transfer to the fixed account.

Transfers

During the accumulation period, you or your agent/registered representative of record may make transfers from any subaccount. However, if you elect the asset rebalancing program, you may not make any transfers if you want to continue in the program. A transfer would automatically cancel your participation in the asset rebalancing program.

Currently, we allow you to transfer up to 100% of the amount in the fixed account. However, we reserve the right to require that you comply with one or more of the following:

•	That you only make one transfer per policy year. This restriction does not apply if you have selected dollar cost averaging.

•	That you request transfers from the fixed account in writing;

•	That you only make transfers from the fixed account during the 30 days following each policy anniversary; and

•	That you limit the maximum amount you transfer from the fixed account to the greater of:

(1) 25% of the amount in the fixed account; or

(2) the amount you transferred from the fixed account in the immediately prior policy year.

(Note: This restriction may prolong the period of time it takes to transfer the total annuity value allocated to the fixed account to other investment choices. You should carefully consider whether investment in the fixed account meets your needs and investment criteria.)

Before affecting any of these requirements, we will notify you in writing, and they will apply uniformly to all owners.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive written notice of your request for the transfer. Transfers from the fixed account are not available through our website.

During the income phase of your policy, you may transfer values from one subaccount to another. No transfers may be made to or from the fixed account during the income phase. The minimum amount that can be transferred during this phase is the lesser of $10 of monthly income, or the entire monthly income of the variable annuity units in the subaccount from which the transfer is being made. We may limit subaccount transfers to one per policy year.

Transfers may be made by telephone, fax or Internet, subject to limitations described under ADDITIONAL FEATURES – Telephone, Fax and Internet Transactions. We consider all transfers made in any one day to be a single transfer.

If you make more than 12 transfers from the subaccounts in any policy year, we may charge you $10 for each additional transfer you make during that year. There is no charge for transfers from the fixed account, however, they will be counted toward the 12 free transfers allowed per policy year. We do not currently charge for transfers, although we reserve the right to do so in the future.

Transfers to and from the subaccounts will be processed based on the accumulation unit values determined at the end of the business day on which we receive your written, telephoned, or faxed request, provided we receive your request in good order before the close of regular trading (usually 4:00 p.m. Eastern Time). If we receive your request after the close of our business on market day we will process the transfer request using next – day pricing.

Market Timing and Disruptive Trading

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity. If you invest in the ProFunds or Access subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy. This variable annuity was not designed to accommodate market timing or frequent or large transfers among the subaccounts or between the subaccounts and the fixed account. (Both frequent and large transfers may be considered disruptive.)

Market timing and disruptive trading can adversely affect you, other owners, beneficiaries and underlying fund portfolios. The adverse effects may include: (1) dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”); (2) an adverse effect on portfolio management, such as (a) impeding a portfolio manager’s ability to seek or sustain an investment objective; (b) causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case; or (c) causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay surrenders or transfers out of the underlying fund portfolio; and (3) increased brokerage and administrative expenses. These costs are borne by all owners invested in those subaccounts, not just those making the transfers.

We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the corresponding underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or potentially disruptive trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading. Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

Detection. We employ various means in an attempt to detect and deter market timing and disruptive trading. However, despite our monitoring we may not be able to detect nor halt all harmful trading. In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer harm from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

Deterrence. If we determine you or anyone acting on your behalf is engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading. Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other owners (or others having an interest in the variable insurance products). As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges. We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers. This means that we would accept only written transfer requests with an original signature transmitted to us only by U.S. mail. We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment, (1) the premium payment or transfer, or series of premium payments or transfers, would have a negative impact on an underlying fund portfolio’s operations, or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer, or (3) because of a history of market timing or disruptive trading. We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis. We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit. Because determining whether to impose any such special restrictions depends on our judgment and discretion, it is possible that some owners could engage in disruptive trading that is not permitted for others. We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some owners may be treated differently than others in that some transfers may be reversed and others allowed. For all of these purposes, we may aggregate two or more trades or variable insurance products that we believe are connected by owner or persons engaged in trading on behalf of owners.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels. At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios). Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

Please note: If you engage a third party investment adviser for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment adviser in providing these services.

In addition to our internal policies and procedures, we will administer your variable annuity to comply with any applicable state, federal, and other regulatory requirements concerning transfers. We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio. To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	impose redemption fees on transfers; or

•	expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size; or

•	provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions imposed by the underlying funds or our competitors may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a prophylactic transfer restriction (e.g., expressly limiting the number of trades within a given period or limiting trades by their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a prophylactic transfer restriction). As noted above, we do not impose a prophylactic transfer restriction and, therefore, it is likely that some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

Please note that the limits and restrictions described herein are subject to our ability to monitor transfer activity. Our ability to detect market timing or disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by owners (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent harmful trading activity among the variable investment choices available under this variable insurance product, there is no assurance that we will be able to detect or deter market timing or disruptive trading by such owners or intermediaries acting on their behalf. Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders that we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter harmful trading that may adversely affect other owners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally, (2) to comply with state or federal regulatory requirements, or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment choices under the variable insurance product. In addition, we may not honor transfer requests if any variable investment choices that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

Underlying Fund Portfolio Frequent Trading Policies. The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for less than a certain period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures. The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading. Owners should be aware that we do not monitor transfer requests from owners or persons acting on behalf of owners against, nor do we apply, the frequent trading policies and procedures of the respective underlying fund portfolios that would be affected by the transfers.

Owners should be aware that we are required to provide to an underlying fund portfolio or its payee, promptly upon request, certain information about the trading activity of individual owners, and to restrict or prohibit further purchases or transfers by specific owners or persons acting on their behalf, identified by an underlying fund portfolio as violating the frequent trading policies established for the underlying fund portfolio.

Omnibus Orders. Owners and other persons with material rights under the variable insurance products also should be aware that the purchase and redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products. The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures.

We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios. These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity. If their policies and procedures fail to successfully discourage harmful transfer activity, it may affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios. In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

Third Party Investment Services

The Company or an affiliate may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ.

The Company does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with us for the sale of policies. We, therefore, takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties.

The Company does not currently charge you any additional fees for providing these support services. We reserve the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

Note carefully:

•	We do not offer, and do not engage any third parties to offer, investment allocation services of any type for use with the policy.

•	We are not party to any agreement that you may have with any third parties that offer investment allocation services for use with your policy. We are not responsible for any recommendations such investment advisers make, any investment strategies they choose to follow, or any specific transfers they make on your behalf.

•	Any fee that is charged by third parties offering investment allocation services for use with your policy is in addition to the fees and expenses that apply under your policy.

•	If you make withdrawals from your policy value to pay advisory fees, then taxes may apply to any such surrenders and tax penalties may be assessed on surrenders made before you attain age 59 1⁄2.

EXPENSES

There are charges and expenses associated with your policy that reduce the return on your investment in the policy. Unless we indicate otherwise, the expenses described below apply only during the accumulation period. The charges we deduct are used to pay aggregate policy costs and expenses that we incur in providing the services and benefits under the policy and assuming the risks associated with the policy and riders. The charges may result in a profit to us.

Mortality and Expense Risk Fees

We charge a fee as compensation for bearing certain mortality and expense risks under the policy. Examples include a guarantee of annuity rates, the death benefits, certain policy expenses, and assuming the risk that the current charges will be insufficient in the future to cover costs of administering the policy. The mortality and expense risk charge is equal, on an annual basis, to 0.85% of the average daily net assets that you have invested in each subaccount. If you add the compounding minimum death benefit or annual step-up death benefit, the mortality and expense risk charge increases to 1.25%. This charge is deducted daily from the subaccounts during the accumulation period. During the income phase, if you elect a variable annuity option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

If these charges do not cover our actual mortality and expense risk costs, we absorb the loss. Conversely, if these charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges. We may use any profits to cover distribution costs.

Administrative Charges

We deduct an annual administrative charge to cover the costs of supporting and administering the policies. This charge is assessed daily and is equal to 0.40% per year of the average daily net assets that you have invested in each subaccount.

Premium Taxes

Some states assess premium taxes on the premium payments you make. A premium tax is a regulatory tax that some states assess on the premium payments made into a policy. If we should have to pay any premium tax, we may deduct the tax from each premium payment or from the accumulation unit value as we incur the tax. We may deduct the total amount of premium taxes, if any, from the annuity value when:

•	you elect to begin receiving annuity payments;

•	you surrender the policy;

•	you request a partial surrender; or

•	a death benefit is paid.

Generally, premium taxes range from 0% to 3.50%, depending on the state.

Federal, State and Local Taxes

We may in the future deduct charges from the policy for any taxes we incur because of the policy. However, no deductions are being made at the present time.

Special Service Fees

We will deduct a charge for special services you request.

Transfer Charge

You are generally allowed to make 12 free transfers among the subaccounts per policy year. If you make more than 12 transfers per policy year, we reserve the right to charge $10 for each additional transfer. We deduct the charge from the amount transferred. Dollar cost averaging transfers and asset rebalancing transfers are considered transfers for this purpose. All transfer requests made on the same day are treated as a single request. There is no charge for transfers from the fixed account, however, they will be counted towards the 12 free allowed per policy year. We do not currently charge for transfers among subaccounts, although we reserve the right to do so in the future. We deduct the charge to compensate us for the cost of processing the transfer.

Annual Policy Charge

We deduct an annual policy charge of $30 from your annuity value on each policy anniversary during the accumulation period and at surrender. We deduct this charge from the fixed account and each subaccount in proportion to the amount of annuity value in each account. We deduct the charge to cover our costs of administering the policy. We currently waive this charge if either your annuity value, or the total premiums you have paid us, minus all partial surrenders (including surrender charges), equals or exceeds $50,000 on the policy anniversary when this charge is payable. However, we will deduct this charge from your annuity value if you surrender your policy completely.

Loan Processing Fee

If you take a policy loan, we will impose a $30 loan processing fee. We deduct this fee from the loan amount. This fee is not applicable in all states. This fee covers loan processing and other expenses associated with establishing and administering the loan reserve. Policy loans are available only under certain types of qualified policies.

Additional Earnings Rider Charge

If you select the Additional Earnings Rider, there is an annual charge during the accumulation period of 0.35% of your policy’s annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider, including policy surrender. We do not assess this charge during the income phase.

Surrender Charge

During the accumulation period, except under certain qualified policies, you may surrender part or all of the policy’s annuity value. We impose a surrender charge to help us recover sales expenses, including broker/dealer compensation and printing, sales literature and advertising costs. We expect to profit from this charge. We deduct this charge from your annuity value at the time you request a partial surrender or complete surrender.

Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.

If you take a partial surrender or if you surrender your policy completely, we will deduct a surrender charge of up to 7% of premium payments surrendered within seven years after we receive a premium payment. We calculate the surrender charge on the full amount we must withdraw from your annuity value in order to pay the surrender amount, including the surrender charge. To calculate surrender charges, we treat surrenders as coming first from the oldest premium payment, then the next oldest and so forth.

The following schedule shows the surrender charges that apply during the seven years following each premium payment:

Number of Months Since Premium Payment Date	Surrender Charge
12 or less	7%
13 through 24	7%
25 through 36	6%
37 through 48	5%
49 through 60	4%
61 through 72	3%
73 through 84	2%
85 or more	0%

For example, assume your premium is $100,000, you have taken no partial surrenders, your annuity value is $106,000 in the 15th policy month and you request a full surrender. You would pay a surrender charge of $7,000 on the $100,000 premium, (7% of $100,000). Likewise, if there was a market loss and you requested a full surrender (annuity value is $80,000), you would pay a surrender charge of $7,000 (7% of $100,000).

Keep in mind that partial surrenders and complete surrenders may be taxable, and if made before age 59 1⁄2, may be subject to a 10% federal penalty tax. For tax purposes, partial surrenders and complete surrenders are considered to come from earnings first.

There are several ways that you may make a partial surrender and we will not deduct the full surrender charge. See Partial Surrenders Up to the Free Amount, Systematic Partial Surrenders, Nursing Care Facility Waiver and Terminal Condition Waiver sections below.

Partial Surrenders Up to the Free Amount

During any policy year, you may request a partial surrender and we will not impose a surrender charge on any amount up to the maximum free amount. However, if you later completely surrender your policy while surrender charges still apply, we will deduct from your annuity value the charge we would have deducted if there had been no free amount (does not apply to New Jersey residents).

For partial surrenders under the policy, the maximum free amount you can partially surrender without a surrender charge is equal to (a) plus (b) where:

(a) is equal to:

(i)	the annuity value on the date of the partial surrender: plus;
(ii)	any amounts previously surrendered from the policy under (b) below: plus.
(iii)	any amounts previously surrendered from the policy that were subject to surrender charges; minus
(iv)	the total of all premiums paid for the policy.

AND

(b) is equal to:

(i)	10% of the remaining annuity value following the determination of (a) above on the date of the partial surrender: minus;
(ii)	any amounts partially surrendered under (b)(i) above during the policy year in which the partial surrender is requested.

For example, assume that you make a $100,000 premium payment to your policy at issue and make no more premium payments. Also assume at the end of the 13th policy month there is an annuity value of $108,000 before a partial surrender of $11,000 is taken out surrender charge free ($8,000 is surrender charge free under (a) ($108,000 - $100,000 = $8,000)), and $3,000 is surrender charge free under (b) ($100,000 x 10% = $10,000 maximum amount under (b)). If, at the end of the 19th policy month, there is an annuity value of $106,000 before a partial surrender of $20,000 is taken out, the surrender charge on this partial surrender will be calculated as follows:

(a)(i)	$106,000 is the annuity value on the date of the partial surrender; and is added to
(a)(ii)	$3,000 is the amount of the surrender that occurred in the 13th month surrendered under (b) of the formula (see paragraph above); plus
(a)(iii)	$0 are amounts previously surrendered that were subject to surrender charges; minus
(a)(iv)	$100,000 is the total of all premiums paid.

The total for (a) is: $106,000 + $3,000 + $0 - $100,000 = $9,000

AND

(b)(i)	$9,700 is 10% of the remaining annuity value following the determination of (a) above on the date of partial surrender [$106,000 - $9,000 = $97,000 (remaining annuity value) x 10% = $9,700]; minus

(b)(ii)	$3,000 is the amount partially surrendered under (b)(i) above during the policy year in which the current partial surrender is requested.

The total for (b) is: $9,700 - $3,000 = $6,700

The maximum amount of this partial surrender available without a surrender charge is $9,000 (a) = $6,700 (b) = $15,700.

The portion of this partial surrender which is subject to a surrender charge is $20,000 - $15,700 = $4,300.

The surrender charge is calculated to be $323.66 (7% of $4,624).

The total amount we will deduct from your annuity value for the surrender will be $20,323.66 which includes the surrender charge. You will receive $20,000.

Systematic Partial Surrenders

During any policy year, you may make a systematic partial surrender on a monthly, quarterly, semi-annual or annual basis without paying surrender charges. Systematic partial surrenders must be at least $40. The amount of the systematic partial surrender may not exceed 10% of the annuity value at the time the surrender is made, divided by the number of surrenders made per calendar year. We reserve the right to discontinue systematic partial surrenders if any surrender would reduce your annuity value below $5,000.

You may elect to begin or discontinue systematic partial surrenders at any time. However, we must receive written notice at our Administrative Office at least 30 days prior to the date systematic partial surrenders are to be discontinued. (Additional limitations apply. See ACCESS TO YOUR MONEY – Systematic Partial Surrenders).

Nursing Care Facility Waiver

If your policy contains a nursing care facility waiver, we will waive the surrender charge, provided:

•	you (or any joint owner) have been confined to a nursing care facility for 30 consecutive days or longer;

•	your confinement began after the policy date; and

•	you provide us with satisfactory written evidence of your confinement, including dates, at the time you make each request for partial surrender or complete surrender.

We will waive the surrender charge under this waiver only for partial surrender and complete surrenders made during your confinement or within two months after your confinement ends.

There is no restriction on the maximum amount you may withdraw under this benefit.

The Nursing Care Facility Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.

Terminal Condition Waiver

If your policy contains a terminal condition waiver, we will waive the surrender charge upon a complete surrender or partial surrender, provided:

•	you (or any joint owner) is diagnosed with a terminal condition after the policy date;

•	you (or any joint owner) provide a written statement acceptable to us and signed by a physician;

•	the written statement provides the physician’s diagnosis and prognosis of your (or any joint owner’s) non-correctable medical condition; and

•	the written statement says with reasonable medical certainty that the non-correctable medical condition will result in death within 12 months from the date of the written statement, taking into consideration ordinary and reasonable medical care, advice and treatment available in the same or similar communities.

We will waive all surrender charges upon receipt of a complete surrender or partial surrender request if you include such a written statement from a physician with your request. The minimum amount that you may partially surrender under this waiver is $1,000. If you request a complete surrender, or a partial surrender for an amount that reduces the annuity value below the minimum balance required under your policy, we will pay you the policy’s complete annuity value and your policy will terminate.

There is no restriction on the maximum amount you may withdraw under this benefit.

The Terminal Condition Waiver may vary for certain policies and may not be available for all policies, in all states or at all times.

Portfolio Management Fees

The value of the assets in each subaccount is reduced by the management fees and expenses paid by the portfolios. Some portfolios also deduct 12b-1 fees from portfolio assets. These fees and expenses reduce the value of your portfolio shares. A description of these fees and expenses is found in the underlying fund prospectuses.

Revenue We Receive

This prospectus describes generally the payments that we (and/or our affiliates) may directly or indirectly receive from the underlying fund portfolios, their advisers, subadvisers, distributors or affiliates thereof, in connection with certain administrative, marketing and other support services we (and/or our affiliates) provide and expenses we incur in offering and selling our variable insurance products. These arrangements are described further below. While only certain of the types of payments described below may be made in connection with your particular policy, all such payments may nonetheless influence or impact actions we (and/or our affiliates) take, and recommendations we (and our affiliates) make, regarding each of the variable insurance products that we (and our affiliates) offer, including your policy.

We (and/or our affiliates) may receive some or all of the following types of payments:

•  Rule 12b-1 Fees. We and/or our affiliate, Transamerica Capital, Inc. (“TCI”) who is the principal underwriter for the policies, indirectly receive 12b-1 fees from certain underlying fund portfolios available as investment choices under our variable insurance products. Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us as an administrative expense. These fees range from 0.00% to 0.35% of the average daily assets of those underlying fund portfolios that are attributable to the policies and to certain other variable insurance products that we and our affiliates issue. These fees are paid from the underlying fund portfolios assets. Policy owners through their indirect investment in the underlying fund portfolios, bear the cost of 12b-1 fees (see the prospectuses for the underlying funds for more information).

•  Administrative, Marketing and Support Service Fees (“Support Fees”). As noted above, an investment adviser, sub-adviser, administrator and/or distributor (or affiliates thereof) of the underlying fund portfolios may make payments to us and/or our affiliates, including TCI. These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realized on the advisory fee deducted from underlying fund portfolio assets. Policy owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees (see the prospectuses for the underlying funds for more information). However, amounts paid from an investment adviser’s or sub-adviser’s (or other service provider’s) revenues are not paid from the underlying portfolio’s assets. The amount of the payments we (or our affiliates) receive is generally based on a percentage of the assets of the particular underlying fund portfolios attributable to the policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and the amounts may be significant. Some advisers or sub-advisers (or other affiliates) pay us more than others.

The following chart provides the maximum combined percentages of Support Fees and underlying fund portfolio fees (i.e. sub-transfer agent, Rule 12b-1, and Shareholder Services) that we anticipate will be paid to us on an annual basis.

Please Note: Some of the underlying funds listed in the chart below may not currently be available under your policy:

Incoming Payments to the Company and/or TCI
Fund	Maximum Fee % of assets
ACCESS ONE TRUST	0.50%
TRANSAMERICA SERIES TRUST (“TST”)	0.25%
PROFUNDS	0.50%
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND	0.395%

NOTES TO INCOMING PAYMENTS TABLE:

Maximum Fee % of Assets: Payments are based on a percentage of the average assets of each underlying fund portfolio owned by the subaccounts available under this policy and under certain other variable insurance products offered by our affiliates and us. We and/or TCI may continue to receive 12b-1 fees and administrative fees on funds that invest in subaccounts that are closed to new premium payments, depending on the terms of the agreements supporting those payments and on the services provided.

TST: Because TST is managed by TAM, an affiliate of ours, there are additional benefits to us and our affiliates for amounts you allocate to the TST underlying fund portfolios, in terms of our and our affiliates’ overall profitability. These additional benefits may be significant. Payments or other benefits may be received from TAM. Such payments or benefits may be entered into for a variety of purposes, such as to allocate resources to us and to provide administrative services to the policyholders who invest in subaccounts that invest in the TST underlying fund portfolios. These payments or benefits may take the form of internal credits, recognition, or cash payments. A variety of financial and accounting methods may be used to allocate resources and profits to us. Additionally, if a TST portfolio is sub-advised by an entity that is affiliated with us, we may retain more revenue than on those TST portfolios that are sub-advised by non-affiliated entities. During 2017 we and TCI received approximately $11.6Million in benefits from TAM pursuant to these arrangements. This includes the 0.25% amount in the above chart. We anticipate receiving comparable amounts in the future.

Fidelity ® Variable Insurance Products Fund: We receive this percentage once $100 million in fund shares are held by the subaccounts of the Company and its affiliates.

Other Payments. We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”), also directly or indirectly receives additional amounts or different percentages of assets under management from certain advisers and subadvisers to the underlying fund portfolios (or their affiliates) with regard to variable insurance products and/or mutual funds that are issued by us and our affiliates. These amounts may be derived, in whole or in part, from the profits the investment adviser or subadviser receives from the advisory fee deducted from underlying fund portfolio assets. Owners, through their indirect investment in the underlying fund portfolios, bear the costs of these advisory fees. Certain advisers and subadvisers of the underlying fund portfolios (or their affiliates):

•	may each directly or indirectly pay TCI conference sponsorship or marketing allowance payments that provides such advisers and subadvisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences as well as internal and external meetings and events that are attended by TCI’s wholesalers and/or other TCI employees.

•	may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives;

•	may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the underlying fund portfolios and to assist with their promotional effort; and

•	may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and provide the adviser or subadviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the policy.

For the calendar year ended December 31, 2017, TCI and its affiliates received payments that totaled approximately $2,900,000. The firms that paid to participate in TCI sponsored events included but were not limited to the following: Aegon USA Investment Management • Alliance Bernstein• American Century Investment Management, Inc. • American Funds • Barrow, Hanley, Mewhinney & Strauss • Belle Haven Investments • BlackRock Investment Management, LLC • Columbia Threadneedle Investments • Fidelity Management & Research Company • Franklin Templeton Services, LLC • Goldman Sachs • Invesco • Janus Capital Management LLC • Jennison Associates LLC • John Hancock• JP Morgan Investment Management Inc. • Kayne Anderson Capital Advisors, LP • Lord Abbett & Co.• Manning & Napier Advisors • MFS Investment Management • Milliman Financial Risk Management LLC • Morgan Stanley Investment Management Inc. • Morningstar Advisers • Natixis Global Asset Management • Neuberger Berman • New York Life/Mainstay Investments • Oppenheimer Funds, Inc. • Pacific Investment Management Company • PineBridge Investments LLC • Pioneer Investment Management, Inc. • Prudential Investments• QS Legg Mason Global Asset Allocation, LLC • Ridgeworth Investments • Rockefeller & Co. • Schroder Investment Management • Systematic Financial Management • TIAA • Thompson Siegel & Walmsley • Rowe Price Associates, Inc. • The Vanguard Group, Inc. • Torray, LLC • and Wellington Management Company.

Please note some of the aforementioned managers and/or subadvisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the underlying fund portfolios, the advisers, the subadvisers and/or their affiliates may be used for any corporate purpose, including payment of expenses (1) that we and our affiliates incur in promoting, marketing, and administering the policy, and (2) that we incur, in our role as intermediary, in promoting, marketing, and administering the underlying fund portfolios. We and our affiliates may profit from these payments.

For further details about the compensation payments we make in connection with the sale of the policies, see OTHER INFORMATION - Distribution of the Policies in this prospectus.

ACCESS TO YOUR MONEY

Partial Surrenders and Complete Surrenders

During the accumulation period, you can have access to the money in your policy by making either a partial surrender or complete surrender.

If you want to surrender your policy completely, you will receive your cash value, which equals the annuity value of your policy minus:

•	any surrender charges;

•	any premium taxes;

•	any loans;

•	any unpaid accrued interest;

•	the annual policy charge;

•	the pro rata Additional Earnings Rider charge, if applicable; and

•	the GMIB fee, if applicable see “Appendix D.”

The minimum fixed account cash value upon full surrender is 90% of the fixed account premium payments less partial surrenders and transfers from the fixed account accumulated at 3% per year.

The cash value will be determined at the accumulation unit value next determined as of the end of the business day (usually 4:00 p.m. Eastern Time) on which we receive your request for surrender at our Administrative Office in good order, unless you specify a later date in your request. Please note: All surrender requests must be submitted in good order to avoid a delay in processing your request.

No partial surrender is permitted if it would reduce the cash value below $5,000. You may not make partial surrenders from the fixed account unless we consent. Unless you tell us otherwise, we will take the partial surrender from each of the investment choices in proportion to the annuity value.

Unless we otherwise consent, the minimum amount available each time you request a partial surrender is $500.

Remember that any partial surrender you make will reduce the annuity value and also may have a negative impact on certain benefits and guarantees of your policy. Under some circumstances, a partial surrender will reduce the death benefit by more than the dollar amount of the surrender. See DEATH BENEFIT, and the SAI for more details.

Income taxes, federal tax penalties and certain restrictions may apply to any partial surrender or complete surrender you make. If your policy was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that withdrawals or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a withdrawal or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

We must receive at our Administrative Office in good order a properly completed surrender (partial or full) request by mail or fax. We will accept telephone requests for partial surrenders as long as the surrender proceeds are being sent to the address of record. The maximum surrender amount you may request by telephone is under $50,000.

When we incur extraordinary expenses, such as wire transfers or overnight mail expenses, for expediting delivery of your partial surrender or complete surrender payment, we will deduct that charge from the payment. We charge $25 for a wire transfer and $20 for an overnight delivery.

If the policy’s owner is not an individual, additional information may be required. If you own a qualified policy, the Code may require your spouse to consent to any surrender. Other restrictions will apply to Section 403(b) qualified policies and Texas Optional Retirement Program policies. For more information, call us at (800)-851-9777 (Monday-Friday 8:30 a.m.-7:00 p.m. Eastern Time).

Delay of Payment and Transfer

Payment of any amount due from the separate account for a partial surrender, a complete surrender, a death benefit, loans or on the death of an owner of a nonqualified policy, will generally occur within seven days from the date we receive in good order all required information at our Administrative Office. We may be permitted to defer such payment from the separate account if:

•	the New York Stock Exchange is closed other than for usual weekends or holidays or trading on the NYSE is otherwise restricted; or

•	an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or

•	the SEC permits a delay for the protection of owners.

Transfers of amounts from the subaccounts also may be deferred under these circumstances. In addition, if, pursuant to SEC rules, the Transamerica Aegon Government Money Market VP portfolio (or any money market portfolio offered under this policy) suspends payment of redemption proceeds in connection with a liquidation of the portfolio, then we may delay payment of any transfer, surrender, partial surrender, loan, or death benefit from the TA Aegon Government Money Market subaccount until the portfolio is liquidated.

Pursuant to the requirements of certain state laws, we reserve the right to defer payment of transfers, partial surrenders, surrenders, death benefits and loan amounts from the fixed account for up to six months.

If mandated under applicable law or by regulation, we may be required to reject a premium payment. We may be required to provide additional information about you or your account to governmental regulators. In addition, we may be required to block a policy owner’s account and thereby refuse to pay any request for transfers, surrenders, surrenders, loans, annuity payments or death benefits until instructions are received from the appropriate regulators.

Systematic Partial Surrenders

During the accumulation period, you can elect to receive regular payments from your policy, up to the amount permitted under the terms of your policy, without paying surrender charges by using systematic partial surrenders. Unless you specify otherwise, we will deduct systematic partial surrender amounts from each subaccount (and, if we consent, the fixed account) in proportion to the value each subaccount bears to the annuity value at the time of the partial surrender. You can partially surrender up to 10% of your annuity value annually (or up to 10% of your initial premium payment if a new policy) in equal monthly, quarterly, semi-annual or annual payments of at least $40. Your initial premium payment, if a new policy, or your annuity value, if an existing policy, must equal at least $25,000. We will not process a systematic partial surrender if the annuity value for the entire policy would be reduced below $5,000. No systematic partial surrenders are permitted from the fixed account without our prior consent.

There is no charge for taking systematic partial surrenders. You may stop systematic partial surrenders at any time. We reserve the right to discontinue offering systematic partial surrenders 30 days after we send you written notice.

You can take systematic partial surrenders during the accumulation period only. On the maturity date, you must annuitize the policy and systematic partial surrender payments must stop.

Income taxes, federal tax penalties and other restrictions may apply to any systematic partial surrender you receive.

Policy Loans for Certain Qualified Policies

You can take policy loans during the accumulation period after the right to cancel period has expired when the policy is used in connection with a tax-sheltered annuity plan under Section 403(b) of the Code (limit of one policy loan per policy year). If your policy was issued pursuant to a 403(b) plan, starting January 1, 2009, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. No additional loans will be allowed if there is a defaulted loan. There can be no more than two outstanding loans at any given time.

The maximum amount you may borrow against the policy is the lesser of:

•	50% of the annuity value; or

•	$50,000 reduced by the highest outstanding loan balance during the one-year period immediately prior to the loan date. However, if the annuity value is less than $20,000, the maximum you may borrow against the policy is the lesser of 80% of the annuity value or $10,000.

The minimum loan amount is $1,000 (unless otherwise required by state law). You are responsible for requesting and repaying loans that comply with applicable tax requirements, and other laws, such as the Employee Retirement Income Security Act of 1974 (“ERISA”). In addition, the Department of Labor has issued regulations governing loans taken by plan participants under retirement plans subject to ERISA. These regulations require, in part, that a loan from an ERISA-governed plan be made under an enforceable agreement, charge a reasonable rate of interest, be adequately secured, provide a reasonable repayment schedule, and be made available on a basis that does not discriminate in favor of employees who are officers or shareholders or who are highly compensated.

Failure to comply with these requirements may result in penalties under the Code and ERISA. You and your employer are responsible for determining whether your plan is subject to, and complies with, ERISA and the Department of Labor’s regulations governing plan loans and the tax rules applicable to loans. Accordingly, you should consult a competent tax advisor before requesting a policy loan.

The loan amount will be withdrawn from your investment choices and transferred to the loan reserve. The loan reserve is part of the fixed account and is used as collateral for all policy loans. We reserve the right to postpone distributing the loan amount from the fixed account for up to six months, if required.

On each policy anniversary we will compare the amount of the policy loan to the amount in the loan reserve. If all policy loans and unpaid accrued interest due on the loan exceed the amount in the loan reserve, we will withdraw the difference and transfer it to the loan reserve. If the amount of the loan reserve exceeds the amount of the outstanding policy loan, we will withdraw the difference from the loan reserve and transfer it in accordance with your current premium payment allocation. We reserve the right to transfer the excess to the fixed account if the amount used to establish the loan reserve was transferred from the fixed account. If all policy loans and unpaid interest due on the loan exceeds the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount to that the loan no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the policy will terminate without value.

If all policy loans and unpaid interest due on the loan exceed the cash value, we will mail to your last known address and to any assignee of record a notice stating the amount due in order to reduce the loan amount so that the loan amount no longer exceeds the cash value. If the excess amount is not paid within 31 days after we mail the notice, the policy will terminate without value.

You can repay any policy loan in full (prior to loan default):

•	while the policy is in force; and

•	during the accumulation period.

Note Carefully: If you do not repay your policy loan, we will deduct an amount equal to the unpaid loan balance plus any unpaid accrued interest from:

•	the amount of any death benefit proceeds; or

•	the amount we pay upon a partial surrender or complete surrender; or

•	the amount we apply on the maturity date to provide annuity payments.

You must pay interest on the loan at the rate of 6% per year. You are responsible for determining whether this interest rate is reasonable under ERISA. We deduct interest in arrears. Amounts in the loan reserve will earn interest at a minimum guaranteed effective annual interest rate of 4%. Principal and interest must be repaid:

•	in substantially level quarterly payments over a 5-year period; or
•	over a 10, 15 or 20-year period, if the loan is used to buy your principal residence.

Please Note: Once established, you cannot change the due date or payment method. An extended repayment period cannot go beyond the year you turn 70 1⁄2.

IF:

•	a repayment is not received within 31 days from the original due date;

THEN:

•	under federal tax law you will be treated as having a deemed distribution of all policy loans and unpaid accrued interest, and any applicable charges, including any surrender charge

This distribution will be reported as taxable to the Internal Revenue Service, may be subject to income and penalty tax, and may cause the policy to not qualify under Section 403(b) of the Code.

You may fax your loan request to us at (866)-671-9215.

The loan date is the date we process the loan request. We impose a $30 fee to cover loan processing and expenses associated with establishing and administering the loan reserve (not applicable in all states). For your protection, we will require a signature guarantee for any loan request within 30 days of an address change. We reserve the right to limit the number of policy loans to one per policy year.

Policy loans may not be available in all states.

Signature Guarantee

As a protection against fraud, we require a signature guarantee (i.e., Medallion Signature Guarantee as required by us) for the following transaction requests:

•	Any surrender over $250,000 unless it is a custodial owned annuity;

•	Any non-electronic disbursement request made on or within 15 days of a change to the address of record for a policy owner’s account;

•	Any electronic fund transfer instruction changes on or within 15 days of an address change;

•	Any surrender when we have been directed to send proceeds to a different personal address from the address of record for that contract owner’s account. PLEASE NOTE: This requirement will not apply to requests made in connection with exchanges of one annuity for another with the same owner in a “tax-free exchange”;

•	Any surrender when we do not have an originating or guaranteed signature on file unless it is a custodial owned annuity;

•	Any other transaction we require.

We may change the specific requirements listed above, or add signature guarantees in other circumstances, at our discretion if we deem it necessary or appropriate to help protect against fraud. For current requirements, please refer to the requirements listed on the appropriate form or call us at (800) 851-9777.

You can obtain a Medallion signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program. The best source of a Medallion signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business. A notary public cannot provide a Medallion signature guarantee. Notarization will not substitute for a Medallion signature guarantee.

ANNUITY PAYMENTS (THE INCOME PHASE)

You can generally change the maturity date by giving us 30 days notice with the new date or age. Unless required by state law, the maturity date cannot be earlier than the end of the fifth policy year. The latest maturity date generally cannot be after the date specified in your policy unless a later date is agreed to by us.

Election of Annuity Payment Option. Before the maturity date, if the annuitant is alive, you may choose an annuity payment option or change your option. If you do not choose an annuity option by the maturity date, we will make payments under Option D (see below) as a Variable Life Income with 10 years of guaranteed payments subject to certain exceptions for qualified policies. You cannot change the annuity payment option after the maturity date.

If you choose a variable payment option, you must specify how you want the annuity proceeds divided among the subaccounts as of the maturity date. If you do not specify, we will allocate the annuity proceeds in the same proportion as the annuity value is allocated among the investment option available on the maturity date. Any portion of the annuity proceeds in the fixed account will not be used to purchase variable annuity units and will be allocated to a fixed payout. After the maturity date, you may make transfers among the subaccounts, but you may not make transfers from or to the fixed account; we may limit subaccount transfers to one per policy year.

As of the maturity date and so long as we agree, you may elect a different annuitant or add a joint annuitant who will be a joint payee under a joint and survivor life income payment option. If you do not choose an annuitant, we will consider you to be the annuitant.

Supplemental Policy. Once you annuitize and if you have selected a fixed annuity payment option, the policy will end and we will issue a supplemental policy to describe the terms of the option you selected. The supplemental policy will name who will receive the annuity payments and describe when the annuity payments will be made.

Your policy may not be “partially” annuitized, i.e., you may not apply a portion of your policy value to an annuity option while keeping the remainder of your policy in force.

Annuity Payment Options Under the Policy

The policy provides several annuity payment options that are described below. You may choose any annuity payment option available under your policy. You can choose to receive payments monthly, quarterly, semi-annually or annually.

We will use your “annuity proceeds” to provide these payments. The “annuity proceeds” is your annuity value on the maturity date, less any premium tax that may apply. If your annuity payment would be less than $20, then we will pay you the annuity proceeds in one lump sum.

Fixed Annuity Income Payments. If you choose annuity payment Option A, B or C, the dollar amount of each annuity payment will be fixed on the maturity date and guaranteed by us. The payment amount will generally depend on the following:

•	the amount of the annuity proceeds on the maturity date;

•	the interest rate we credit on those amounts; and

•	the specific payment option you choose.

Variable Annuity Income Payments. If you choose variable annuity payment Option D or E, the dollar amount of the first variable payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the policy. The dollar amount of each additional variable payment will vary based on the investment performance of the subaccount(s) you invest in and the policy’s assumed investment return of 5%. The dollar amount of each variable payment after the first may increase, decrease or remain constant. If, after all charges are deducted, the actual investment performance exactly matches the policy’s assumed investment return of 5% at all times, then the dollar amount of the next variable annuity payment would remain the same. If actual investment performance, after all charges are deducted, exceeds the assumed investment return, then the dollar amount of the variable annuity payments would increase. But, if actual investment performance, less charges, is lower than the 5% assumed investment return, then the dollar amount of the variable annuity payments would decrease. The portfolio in which you are invested must grow at a rate at least equal to the 5% assumed investment return (plus the daily separate account annuitization charge equal to an annual rate of 1.40% of subaccount assets) in order to avoid a decrease in the dollar amount of variable annuity payments. For more information on how variable annuity income payments are determined, see the SAI. If you elect a variable annuity payment option, we deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40%.

The annuity payment options are explained below. Some of the annuity payment options may not be available for all policies, all ages, or in all states. Options A, B, and C are fixed only. Options D and E are variable only.

Fixed Annuity Payment Options

Payment Option A – Fixed Installments. We will pay the annuity in equal payments over a fixed period of 5, 10, 15 or 20 years or any other fixed period acceptable to us.

If your policy is a qualified policy, payment option A may not satisfy minimum required distribution rules. Consult a tax adviser before electing that payment option.

Payment Option B – Life Income Fixed Payments.

•	No Period Certain: We will make level payments only during the annuitant’s lifetime; or

•	10 Years Certain: We will make level payments for the longer of the annuitant’s lifetime or 10 years; or

•	Guaranteed Return of Annuity Proceeds: We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

Payment Option C – Joint and Survivor Life Income: Fixed Payments. We will make level payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

For more information on how the fixed annuity payments are determined, see the SAI.

Variable Annuity Payment Options

Payment Option D – Variable Life Income. The annuity proceeds are used to purchase variable annuity units in the subaccounts you select. You may choose between:

•	No Period Certain: We will make variable payments only during the annuitant’s lifetime; or

•	10 Years Certain: We will make variable payments for the longer of the annuitant’s lifetime or 10 years.

Payment Option E – Variable Joint and Survivor Life Income. We will make variable payments during the joint lifetime of the annuitant and a joint annuitant of your choice. Payments will be made as long as either person is living.

Other annuity payment options may be arranged by agreement with us. The death benefit payable after the maturity date will be affected by the annuity option you choose.

NOTE CAREFULLY

IF:

•	you choose Life Income with No Period Certain or a Joint and Survivor Life Income (fixed or variable); and

•	the annuitant(s) dies for example, before the due date of the second annuity payment;

THEN:

•	we may make only one annuity payment and there will be no death benefit payable.

IF:

•	you choose Fixed Installments, Life Income with 10 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.

We will not pay interest on amounts represented by uncashed annuity payment checks if the postal or other delivery service is unable to deliver checks to the annuitant’s address of record. The annuitant is responsible for keeping us informed of the annuitant’s current address of record.

DEATH BENEFIT

Payments on Death

We will pay a death benefit to your beneficiary(ies), under certain circumstances, if, if you are both an owner and annuitant, and you die during the accumulation period (that is before the maturity date). The beneficiary may choose to receive payment of his or her portion of the death benefit proceeds under a life annuity payment option, to continue the policy in the accumulation period for a specified number of years, or to receive a lump sum payment. Death benefit provisions may differ from state to state. The guarantees of these death benefits are based on our claims-paying ability.

We will determine the amount of and process the death benefit proceeds, if any are payable on a policy, upon receipt at our Administrative Office of satisfactory proof of the annuitant’s death, directions regarding how to process the death benefit, and any other documents, forms and information that we need (collectively referred to as “due proof of death”). For policies with multiple beneficiaries, we will process the death benefit when the first beneficiary provides us with due proof of their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving “due proof of death.” See OTHER INFORMATION - Abandoned or Unclaimed Property.

Please Note: Such due proof of death must be received in good order to avoid a delay in processing the death benefit claim. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order.

Payments upon death are subject to certain distribution requirements under the Code. See the SAI for more details.

An additional death benefit may be payable if the Additional Earnings Rider was purchased and is in effect at the time of death benefit proceeds become payable. See ADDITIONAL FEATURES - Additional Earnings Rider for details.

The death benefit proceeds remain invested in the separate account in accordance with the allocations made by the policy owner until the beneficiary has provided us with due proof of death. Once we receive due proof of death, investments in the separate account may be reallocated in accordance with the beneficiary’s instructions.

We may permit the beneficiary to give a “one-time” written instruction to reallocate the investments in the separate account to the money market fund after the death of the annuitant. If there is more than one beneficiary, all beneficiaries must agree to the reallocation instructions. This one-time reallocation will be permitted if the beneficiary provides satisfactory evidence of the annuitant’s death.

Before the Maturity Date. Payment of the death benefit proceeds depends on the status of the person who dies, as shown below:

IF:

•	an owner and the annuitant ARE the same person and that person dies;

THEN:

•	we pay the death benefit proceeds to the beneficiaries, if alive,(1)(2)(3)(4)(5) and in some cases, reset the death benefit.(4) If the surviving spouse is the joint owner and the policy continues (or if the surviving spouse is sole beneficiary and elects to continue the policy) then the annuity value is adjusted to equal the death benefit proceeds and the death benefit is reset.(3)

IF:

•	the surviving spouse who continued the policy dies;

THEN:

•	we pay the death benefit proceeds to the beneficiaries, if alive,(1)(2)(3)(4(5)(6)(7) otherwise to the estate of the surviving spouse.

IF:

•	an owner and an annuitant ARE NOT the same person, and an annuitant dies first;

THEN:

•	An owner becomes the annuitant and the policy continues. In the event of joint owners, the younger joint owner will automatically become the new annuitant and the policy will continue.

IF:

•	an owner and an annuitant ARE NOT the same person, and an owner dies first;

THEN:

•	We pay the cash value to the beneficiary(1)(5)(8)(9), or if the sole beneficiary is the surviving spouse, the policy continues.(10) In the event of joint owners, the surviving joint owner becomes the sole owner and the policy will continue. If the policy continues, we will not adjust the annuity value to equal the death benefit proceeds.(10)

(1)The Code requires that payment to the beneficiaries be made in a certain manner and within certain strict timeframes. We discuss these timeframes in Alternate Payment Elections Before the Maturity Date below.

(2)If no beneficiary is alive on the death report day, then the death benefit proceeds are paid to the owner’s estate. If the sole beneficiary was living on the owner’s date of death, but died before the death report day, the death benefit is paid to the owner’s estate, not to the beneficiary’s estate.

(3)If the sole beneficiary is the deceased owner/annuitant’s surviving spouse, the surviving spouse, if eligible, may elect to continue the policy in force as the new owner and annuitant. Likewise, if the joint owner is the deceased owner’s surviving spouse, the policy will continue in force with the surviving spouse, if eligible, as the new owner and annuitant. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will reset the age used in the death benefit provisions under the continuing policy as of the death report day so that the death benefit is based on the age of the surviving spouse. Consequently, if you purchase the optional compounding minimum death benefit or annual step-up death benefit, the phrase “the annuitant’s 81st birthday” will refer to the age of the surviving spouse. If the surviving spouse is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the surviving spouse by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent premium payments and subtracting the total partial surrenders following the death report day of the first deceased owner.

(4)If a beneficiary elects to receive his or her portion of the death benefit proceeds within five years of the date of death of the annuitant or over a period that does not exceed such beneficiary’s life expectancy (the “distribution period”), then the policy will continue with some modifications until the end of the elected distribution period. We will adjust the annuity value as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit if such beneficiary dies during the distribution period, and we will revise the way we calculate the death benefit so that it is based on the age of such beneficiary. The policy will terminate at the end of the distribution period.

(5)If there are multiple beneficiaries, each beneficiary may elect, individually, how he or she wishes to receive his or her proportionate share of the death benefit proceeds.

(6)If the sole primary beneficiary of the policy is a revocable grantor trust and the spouse of the owner/annuitant is the sole grantor, trustee, and beneficiary of the trust and the trust is using the spouse of the owner/annuitant’s social security number at the time of claim, she or he shall be treated as the owner/annuitant’s spouse. In those circumstances, the owner/annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provisions of the policy.

(7)If the owner is an individual retirement account within the meaning of IRC sections 408 or 408A, if the annuitant’s spouse is the sole primary beneficiary of the annuitant’s interest in such account. In those circumstances, the policy will continue after the annuitant’s death and the annuitant’s spouse will be treated as the beneficiary of the policy for purposes of applying the spousal continuation provision of the policy.

(8)If any beneficiary is alive, but is not the deceased owner’s spouse at the time of the deceased owner’s death, then the beneificiary must receive the cash value in the manner and within the timeframes discussed below in Alternate Payment Elections Before the Maturity Date.

(9)If no beneficiary is alive, the owner’s estate will become the new owner and the cash value must be distributed within 5 years of the deceased owner’s death.

(10)If the sole beneficiary is alive and is the deceased owner’s surviving spouse at the time of the deceased owner’s death, then the policy will continue with the spouse as the new owner.

The death benefit proceeds are reduced by any outstanding policy loans plus accrued interest and premium taxes due.

Different rules apply if an owner or beneficiary is not a natural person. Please consult the SAI, your policy or your agent for more details.

After the Maturity Date. The death benefit paid after the start of annuity payments depends upon the annuity option you selected. See ANNUITY PAYMENTS (THE INCOME PHASE) - Fixed Annuity Payment Options and Variable Annuity Payment Options. Not all payment options provide for a death benefit.

If any owner dies on or after the start of annuity payments, the remaining portion of any interest in the policy will be distributed at least as rapidly as under the method of distribution being used as of the date of the annuitant’s death.

Standard Death Benefit

Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum, as substantially equal payments while the policy continues in the accumulation period for a specified number of years, as annuity payments, or as otherwise permitted by the Company in accordance with applicable law.

If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the standard death benefit proceeds will be the greater of:

•	The annuity value of your policy on the death report day; or

•	The total premium payments you make to the policy as of the death report day, reduced by adjusted partial surrenders.

The standard death benefit proceeds are not payable after the maturity date.

Optional Death Benefit Riders

On the policy application, you may add either the compounding minimum death benefit rider or the annual step-up death benefit rider. These riders are not available if you, a joint owner or the annuitant is age 76 or older on the policy date. These riders are only payable during the accumulation period and are not payable after the maturity date. You may not select an optional death benefit rider after the policy has been issued. If you purchase one of these riders, you cannot drop it after we issue your policy. You may not add the Additional Earnings Rider if you have purchased an optional death benefit rider.

Compounding Minimum Death Benefit Rider. If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the compounding minimum death benefit proceeds are the greater of:

•	the standard death benefit; or

•	the compounding minimum death benefit: This benefit equals total premium payments, plus interest at an effective annual rate of 5% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any adjusted partial surrender at the 5% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 81st birthday. This death benefit will not exceed 200% of total premium payments less partial surrenders.

Annual Step-Up Death Benefit Rider. If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the annual step-up death benefit proceeds are the greater of:

•	the standard death benefit; or

•

the annual step-up death benefit: This benefit equals the highest annuity value on any policy anniversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the policy anniversary on which the highest annuity value occurs. This death benefit will not exceed 200% of total premium payments less partial surrenders.

If you select either of these options, then the mortality and expense risk charge will increase to 1.25%

Effect of Adjusted Partial Surrender on Death Benefits

When you request a partial surrender, we will reduce the death benefit under the policy by an “adjusted partial surrender.” An adjusted partial surrender will reduce the death benefit proceeds by the amount of the partial surrender times the ratio of:

•	the amount of the death benefit proceeds on the same date as, but immediately before, the processing of the partial surrender, to

•	the annuity value immediately before the partial surrender.

We have included a more detailed explanation of this adjustment in the SAI.

If the death benefit proceeds are greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, then the total of that partial surrender and the death benefit could be less than the death benefit immediately before you have made a partial surrender. If the death benefit proceeds are less than the annuity value prior to the partial surrender, the adjusted partial surrender will reduce the death benefit dollar for dollar.

Additional Benefits with Spousal Continuation

If an owner who is the annuitant dies before the maturity date, and if the surviving spouse of the deceased owner continues (if a joint owner) or elects to continue (if a sole beneficiary) the policy, the surviving spouse becomes the sole owner and annuitant. We will increase the annuity value of the policy as of the death report day to equal the death benefit proceeds as of the death report day. We will pay a death benefit on the death of the surviving spouse and revise the way we calculate the death benefit so that it is based on the age of the surviving spouse.

Additional Death Benefit on Beneficiary’s Death

If an owner who is the annuitant dies before the maturity date, and if the deceased owner’s spouse is not named as the joint owner or as the sole beneficiary who elects to continue the policy, then each beneficiary can elect to keep the policy in the accumulation period (with some restrictions) and to receive his or her portion of the death benefit proceeds over a period not to exceed the beneficiary’s life expectancy (the “distribution period”). We will pay a death benefit if the beneficiary dies during the distribution period and permit such beneficiary to name a new beneficiary. We will revise the way we calculate that death benefit so that it is based on the age of such beneficiary.

Alternate Payment Elections Before the Maturity Date

If a beneficiary is entitled to receive the death benefit proceeds, a beneficiary may elect to receive the death benefit in a lump sum payment or to receive payment under one of the following options that provides for complete distribution and termination of this policy at the end of the distribution period:

1. within 5 years of the date of an owner’s death;

2. over the beneficiary’s lifetime, with payments beginning within one year of the deceased owner’s death; or

3. over a specified number of years, not to exceed the beneficiary’s life expectancy, with payments beginning within one year of an owner’s death.

To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.

Different rules may apply if the policy is a qualified policy.

Multiple beneficiaries may choose individually among any of these options.

If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, if you purchased an optional death benefit rider, the phrase “the annuitant’s 81st birthday” will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent premium payments and subtracting the total partial surrenders following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.

If a beneficiary chooses 1 or 3 above, this policy remains in effect and remains in the accumulation period until it terminates at the end of the elected period. The beneficiary’s proportionate share of the death benefit proceeds becomes the new annuity value. Any payments made to a beneficiary under the option 3 will be treated as adjusted partial surrenders. See Effect of Adjusted Partial Surrender on Certain Death Benefits. If a beneficiary chooses 2 above, the policy remains in effect, but moves into the income phase with the beneficiary receiving payments under a life annuity payout option. Special restrictions apply to options 1 and 3 above. See the SAI for more details.

These Alternate Payment Elections do not apply if the sole beneficiary is the surviving spouse of the deceased owner and the surviving spouse is eligible to and elected to continue the policy. These Alternate Payment Elections do apply when we pay the cash value to the beneficiary on the death of an owner who is not the annuitant. When an owner who is not the annuitant dies, we do not increase the annuity value to equal the death benefit proceeds.

TAX INFORMATION

NOTE: We have prepared the following information on federal taxes as a general discussion of the subject. It is not intended as tax advice to any taxpayer. The federal tax consequences discussed herein reflects our understanding of current law, and the law may change. No representation is made regarding the likelihood of continuation of the present federal tax law or of the current interpretations by the Internal Revenue Service. The discussion briefly references federal estate, gift and generation-skipping transfer taxes, but principally discusses federal income taxes. No attempt is made to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under the policy. You should consult your own tax adviser about your own circumstances.

Introduction

Deferred annuity policies are a way of setting aside money for future needs like retirement. Congress recognized how important saving for retirement is and provided special rules in the Internal Revenue Code (the “Code”) for annuities. Simply stated, these rules generally provide that individuals will not be taxed on the earnings, if any, on the money held in an annuity policy until withdrawn. This is referred to as tax deferral. When a non-natural person (e.g., corporation or certain trusts) owns a nonqualified policy, the policy will generally not be treated as an annuity for tax purposes. Thus, the owner must generally include in income any increase in the policy value over the investment in the policy during each taxable year.

There are different rules as to how you will be taxed depending on how you take the money out and the type of policy-qualified or nonqualified.

If you purchase the policy as an individual retirement annuity or as a part of a 403(b) plan, 457 plan, a pension plan, a profit sharing plan (including a 401(k) plan), or certain other employer sponsored retirement programs, your policy is referred to as a qualified policy. There is no additional tax deferral benefit derived from placing qualified funds into a variable annuity. Features other than tax deferral should be considered in the purchase of a qualified policy. There are limits on the amount of contributions you can make to a qualified policy. Other restrictions may apply including terms of the plan in which you participate. To the extent there is a conflict between a plan’s provisions and a policy’s provisions, the plan’s provisions will control.

If you purchase the policy other than as part of any arrangement described in the preceding paragraph, the policy is referred to as a nonqualified policy.

You will generally not be taxed on increases in the value of your policy, whether qualified or nonqualified, until a distribution occurs (e.g., as a surrender, withdrawal, or as annuity payments). However, you may be subject to current taxation if you assign or pledge or enter into an agreement to assign or pledge any portion of the policy. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All amounts received from the policy that are includible in income are taxed at ordinary income rates; no amounts received from the policy are taxable at the lower rates applicable to capital gains.

The Internal Revenue Service (“IRS”) has not reviewed the policy for qualification as an IRA annuity, and has not addressed in a ruling of general applicability whether the death benefit options and riders available, with the policy, if any, comport with IRA qualification requirements.

The value of living and death benefit options and riders elected may need to be taken into account in calculating minimum required distributions from a qualified plan/or policy.

We may occasionally enter into settlements with owners and beneficiaries to resolve issues relating to the policy. Such settlements will be reported on the applicable tax form (e.g., Form 1099) provided to the taxpayer and the taxing authorities.

Taxation of Us

We are at present taxed as a life insurance company under part I of Subchapter L of the Code. The separate account is treated as a part of us and, accordingly, will not be taxed separately as a “regulated investment company” under Subchapter M of the Code. We do not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the separate account retained as part of the reserves under the policy. Based on this expectation, it is anticipated that no charges will be made against the separate account for federal income taxes. If in future years, any federal income taxes are incurred by us with respect to the separate account, we may make a charge to that account. We may benefit from any dividends received or foreign tax credits attributable to taxes paid by certain underlying fund portfolios to foreign jurisdictions to the extent permitted under federal tax law.

Tax Status of a Nonqualified Policy

Diversification Requirements. In order for a nonqualified variable policy which is based on a segregated asset account to qualify as an annuity policy under Section 817(h) of the Code, the investments made by such account must be “adequately diversified” in accordance with Treasury Regulations. The Regulations apply a diversification requirement to each of the subaccounts. Each separate account, through its underlying fund portfolios and their portfolios, intends to comply with the diversification requirements of the Regulations. We have entered into agreements with each underlying fund portfolio company that require the portfolios to be operated in compliance with the Regulations but we do not have control over the underlying fund portfolio companies. The owners bear the risk that the entire policy could be disqualified as an annuity policy under the Code due to the failure of a subaccount to be deemed to be “adequately diversified.”

Owner Control. In some circumstances, owners of variable policies who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. In Revenue Ruling 2003-91, the IRS stated that whether the owner of a variable policy is to be treated as the owner of the assets held by the insurance company under the policy will depend on all of the facts and circumstances.

Revenue Ruling 2003-91 also gave an example of circumstances under which the owner of a variable policy would not possess sufficient control over the assets underlying the policy to be treated as the owner of those assets for federal income tax purposes. To the extent the circumstances relating to the issuance and ownership of a policy vary from those described in Revenue Ruling 2003-91, owners bear the risk that they will be treated as the owner of Separate Account assets and taxed accordingly.

We believe that the owner of a policy should not be treated as the owner of the underlying assets. We reserve the right to modify the policies to bring them into conformity with applicable standards should such modification be necessary to prevent owners of the policies from being treated as the owners of the underlying separate account assets. Concerned owners should consult their own tax advisers regarding the tax matter discussed above.

Distribution Requirements. The Code requires that nonqualified policies contain specific provisions for distribution of policy proceeds upon the death of any owner. In order to be treated as an annuity policy for federal income tax purposes, the Code requires that such policies provide that if any owner dies on or after the annuity starting date and before the entire interest in the policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such owner’s death. If any owner dies before the annuity starting date, the entire interest in the policy must generally be distributed (1) within 5 years after such owner’s date of death or (2) be used to provide payments to a designated beneficiary for the life of the beneficiary or for a period not extending beyond the life expectancy of the beneficiary. The designated beneficiary must be an individual and payments must begin within one year of such owner’s death. However, if upon such owner’s death the owner’s surviving spouse is the sole beneficiary of the policy, then the policy may be continued with the surviving spouse as the new owner. If any owner is a non-natural person (except in the case of certain grantor trusts), then for purposes of these distribution requirements, the primary annuitant shall be treated as an owner and any death or change of such primary annuitant shall be treated as the death of an owner.

In certain instances a designated beneficiary may be permitted to elect a “stretch” payment option as a means of disbursing death proceeds from a nonqualified annuity. The only method we use for making distribution payments from a nonqualified “stretch” payment option is the required minimum distribution method as set forth in Revenue Ruling 2002-62. The applicable payments are calculated using the Single Life Expectancy Table set forth in Treasury Regulation § 1.401(a)(9)-9, A-1.

The nonqualified policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the policies satisfy all such Code requirements. The provisions contained in the policies will be reviewed and modified if necessary to assure that they comply with the Code requirements when clarified by regulation or otherwise.

Taxation of Nonqualified Annuities

The following discussion assumes the policy qualifies as an annuity policy for federal income tax purposes.

In General. Code Section 72 governs taxation of annuities in general. We believe that an owner who is an individual will not be taxed on increases in the value of a policy until such amounts are surrendered or distributed. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the policy value as collateral for a loan generally will be treated as a distribution of such portion. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. The taxable portion of a distribution is taxable as ordinary income.

Non-Natural Persons. Pursuant to Section 72(u) of the Code, a nonqualified policy held by a taxpayer other than a natural person generally will not be treated as an annuity policy under the Code; accordingly, an owner who is not a natural person will recognize as ordinary income for a taxable year the excess, if any, of the policy value over the “investment in the policy.” There are some exceptions to this rule and a prospective purchaser of the policy that is not a natural person should discuss these rules with a competent tax adviser. A policy owned by a trust using the grantor’s social security number as its taxpayer identification number will be treated as owned by the grantor (natural person) for the purposes of our application of Section 72 of the Code. Consult a tax adviser for more information on how this may impact your policy.

Different Individual Owner and Annuitant

If the owner and annuitant on the policy are different individuals, there may be negative tax consequences to the owner and/or beneficiaries under the policy if the annuitant predeceases the owner including, but not limited, to the assessment of penalty tax and the loss of certain death benefit distribution options. You may wish to consult your legal counsel or tax adviser if you are considering designating a different individual as the annuitant on your policy to determine the potential tax ramifications of such a designation.

Annuity Starting Date

This section makes reference to the annuity starting date as defined in Section 72 of the Code and the applicable regulations. Generally, the definition of annuity starting date will correspond with the definition of maturity date used in your policy and the dates will be the same. However, in certain circumstances, your annuity starting date and maturity date will not be the same date. If there is a conflict between the definitions, we will interpret and apply the definitions in order to ensure your policy maintains its status as an annuity policy for federal income tax purposes. You may wish to consult a tax adviser for more information on when this issue may arise.

It is possible that at certain advanced ages a policy might no longer be treated as an annuity policy if the policy has not been annuitized before that age or have other tax consequences. You should consult with a tax adviser about the tax consequences in such circumstances.

Taxation of Annuity Payments

Although the tax consequences may vary depending on the annuity payment option you select, in general, for nonqualified and certain qualified policies, only a portion of the annuity payments you receive will be includable in your gross income.

In general, the excludable portion of each annuity payment you receive will be determined as follows:

•	Fixed payments-by dividing the “investment in the policy” on the annuity starting date by the total expected return under the policy (determined under Treasury regulations) for the term of the payments. This is the percentage of each annuity payment that is excludable.

•	Variable payments-by dividing the “investment in the policy” on the annuity starting date by the total number of expected periodic payments. This is the amount of each annuity payment that is excludable.

The remainder of each annuity payment is includable in gross income. Once the “investment in the policy” has been fully recovered, the full amount of any additional annuity payments is includable in gross income and taxed as ordinary income. The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income.

If you select more than one annuity payment option, special rules govern the allocation of the policy’s entire “investment in the policy” to each such option, for purposes of determining the excludable amount of each payment received under that option. We advise you to consult a competent tax adviser as to the potential tax effects of allocating amounts to any particular annuity payment option.

If, after the annuity starting date, annuity payments stop because an annuitant died, the excess (if any) of the “investment in the policy” as of the annuity starting date over the aggregate amount of annuity payments received that was excluded from gross income may possibly be allowable as a deduction on your tax return.

Taxation of Surrenders and Partial Withdrawals - Nonqualified Policies

When you surrender your policy, you are generally taxed on the amount that your surrender proceeds exceeds the “investment in the policy.” The “investment in the policy” is generally equal to the premiums you pay for the policy, reduced by any amounts you have previously received from the policy that are excludible from gross income. Partial withdrawals are generally treated first as taxable income to the extent of the excess in the policy value over the “investment in the policy.” Distributions made under the systematic payout option are treated for tax purposes as partial withdrawals, not annuity payments. In general, loans, pledges and collateral assignments as security of a loan are taxed in the same manner as partial withdrawals and surrenders. You may also be subject to current taxation if you make a gift of a nonqualified policy without valuable consideration. All taxable amounts received under a policy are subject to tax at ordinary rather than capital gain tax rates.

If your policy contains an excess interest adjustment feature (also known as a market value adjustment), then your policy value immediately before a policy withdrawal (or transaction taxed like a withdrawal) may have to be increased by any positive excess interest adjustments that result from the transaction. There is, however, no definitive guidance on the proper tax treatment of excess interest adjustments, and you may want to discuss the potential tax consequences of an excess interest adjustment with your tax adviser.

The Code also provides that amounts received from the policy that are includible in gross income (including the taxable portion of some annuity payments) may be subject to a penalty tax. The amount of the penalty tax is equal to 10% of the amount that is includable in income. Some surrender withdrawals and other amounts will be exempt from the penalty tax. Amounts received that are not subject to the penalty tax include, among others, any amounts: (1) paid on or after the taxpayer reaches age 59 1⁄2; (2) paid after an owner (or where the owner is a non-natural person, an annuitant) dies; (3) paid if the taxpayer becomes disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) over the life of the taxpayer or the joint life of the taxpayer and the taxpayer’s designated beneficiary; (5) paid under an immediate annuity; or (6) which come from premium payments made prior to August 14, 1982. Regarding the disability exception, because we cannot verify that the owner is disabled, we will report such withdrawals to the IRS as early withdrawals with no known exception from the penalty tax.

Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. You may wish to consult a tax adviser for more information regarding the imposition of penalty tax.

Aggregation

All nonqualified deferred annuity policies that are issued by us (or our affiliates) to the same owner (policyholder) during the same calendar year are treated as one annuity for purposes of determining the amount includable in the owner’s income when a taxable distribution (other than annuity payments) occurs. If you are considering purchasing multiple policies from us (or our affiliates) during the same calendar year, you may wish to consult with your tax adviser regarding how aggregation will apply to your policies.

Tax-Free Exchanges of Nonqualified Policies

We may issue the nonqualified policy in exchange for all or part of another annuity policy that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the policy immediately after the exchange will generally be the same as that of the annuity policy exchanged, increased by any additional premium payment made as part of the exchange. Your policy value immediately after the exchange may exceed your investment in the policy. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the policy (e.g., as a partial withdrawal, surrender, annuity income payment or death benefit).

If you exchange part of an existing policy for the policy, and within 180 days of the exchange you received a payment other than certain annuity payments (e.g., you make a partial withdrawal) from either policy, the exchange may not be treated as a tax free exchange. Rather, some or all of the amount exchanged into the policy could be includible in your income and subject to a 10% penalty tax.

You should consult your tax adviser in connection with an exchange of all or part of an annuity policy for the policy, especially if you may make a withdrawal from either policy within 180 days after the exchange.

Medicare Tax

Distributions from nonqualified annuity policies are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals, trusts, and estates whose income exceeds certain threshold amounts. We are required to report distributions made from nonqualified annuity policies as being potentially subject to this tax. While distributions from qualified policies are not subject to the tax, such distributions may be includable in income for purposes of determining whether certain Medicare Tax thresholds have been met. As such, distributions from your qualified policy could cause your other investment income to be subject to the tax. Please consult a tax adviser for more information.

Same Sex Relationships

Same sex couples have the right to marry in all states. The parties to each marriage that is valid under the law of any state will each be treated as a spouse as defined in this policy. Individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are treated as spouses under the applicable state law, will each be treated as spouse as defined in this policy for state law purposes. However, individuals in other arrangements, such as civil unions, registered domestic partnerships, or other similar arrangements, that are not recognized as marriage under the relevant state law, will not be treated as married or as spouses as defined in this policy for federal tax purposes. Therefore, exercise of the spousal continuation provisions of this policy or any riders by individuals who do not meet the definition of “spouse” may have adverse tax consequences and/or may not be permissible. Please consult a tax adviser for more information on this subject.

Taxation of Death Benefit Proceeds

Amounts may be distributed from the policy because of your death or the death of the annuitant. Generally, such amounts should be includable in the income of the recipient: (1) if distributed in a lump sum, these amounts are taxed in the same manner as a surrender; (2) if distributed via partial withdrawals, these amounts are taxed in the same manner as a partial surrender; or (3) if distributed under an annuity payment option, these amounts are taxed in the same manner as annuity payments.

Transfers, Assignments or Exchanges of Policies

A transfer of ownership or assignment of a policy, the designation of an annuitant or payee or other beneficiary who is not also the owner, the exchange of a policy and certain other transactions, or a change of annuitant other than the owner, may result in certain income or gift tax consequences to the owner that are beyond the scope of this discussion. An owner contemplating any such transaction or designation should contact a competent tax adviser with respect to the potential tax effects.

Charges

It is possible that the IRS may take a position that fees for certain optional benefits (e.g., death benefits other than the Return of Premium death benefit) are deemed to be taxable distributions to you. In particular, the IRS may treat fees associated with certain optional benefits as a taxable partial withdrawal, which might also be subject to a tax penalty if the partial withdrawal occurs prior to age 59 1⁄2. Although we do not believe that the fees associated with any optional benefit provided under the policy should be treated as taxable partial withdrawals, the tax rules associated with these benefits are unclear, and we advise that you consult your tax adviser prior to selecting any optional benefit under the policy.

Federal Estate, Gift and Generation-Skipping Transfer Taxes

The estate and gift tax unified credit basic exclusion amount is $10,000,000, subject to inflation adjustments (using the C-CPI-U), for taxable years beginning after December 31, 2017, and before January 1, 2026. The maximum rate is 40%.

There is no guarantee that the transfer tax exemptions and maximum rates will remain the same in the future. The uncertainty as to how the current law might be modified in coming years underscores the importance of seeking guidance from a competent legal adviser to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios.

Federal Estate Taxes. While no attempt is being made to discuss the Federal estate tax implications of the policy in detail, a purchaser should keep in mind that the value of an annuity policy owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity policy, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax. Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your policy, or from any applicable payment, and pay it directly to the IRS.

Qualified Policies

The qualified policy is designed for use with several types of tax-qualified retirement plans which are briefly described below. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits, distributions prior to age 59 1⁄2 (subject to certain exceptions), distributions that do not conform to specified commencement and minimum distribution rules, and in other specified circumstances. The distribution rules under Section 72(s) of the Code do not apply to annuities provided under a plan described in Sections 401(a), 403(a), 403(b), 408 or 408A of the Code, but other similar rules may. Some retirement plans are subject to distribution and other requirements that are not incorporated into the policies or our policy administration procedures. Owners, employers, participants, and beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the policies comply with applicable law.

Traditional Individual Retirement Annuities. In order to qualify as a traditional individual retirement annuity under Section 408(b) of the Code, a policy must satisfy certain conditions: (i) the owner must be the annuitant; (ii) the policy generally is not transferable by the owner, e.g., the owner may not designate a new owner, designate a contingent owner or assign the policy as collateral security; (iii) subject to special rules, the total premium payments for any calendar year may not exceed the amount specified in the Code for the year, except in the case of a rollover amount or contribution under Section 402(c), 402(e)(6), 403(a)(4), 403(b)(8), 403(b)(10), 408(d)(3) or 457(e)(16) of the Code; (iv) annuity payments or partial surrenders according to the requirements in the IRS regulations (minimum required distributions) must begin no later than April 1 of the calendar year following the calendar year in which the annuitant attains age 70 1⁄2; (v) an annuity payment option with a period certain that will guarantee annuity payments beyond the life expectancy of the annuitant and the beneficiary may not be selected; (vi) certain payments of death benefits must be made in the event the annuitant dies prior to the distribution of the policy value; (vii) the entire interest of the owner is non-forfeitable; and (viii) the premiums must not be fixed. Policies intended to qualify as traditional individual retirement annuities under Section 408(b) of the Code contain such provisions. Amounts in the individual retirement annuity (other than nondeductible contributions) generally are taxed only when distributed from the annuity. Distributions prior to age 59 1⁄2 (unless certain exceptions apply) are subject to a 10% penalty tax.

SIMPLE and SEP IRAs are types of IRAs that allow employers to contribute to IRAs on behalf of their employees. SIMPLE IRAs permit certain small employers to establish SIMPLE plans as provided by section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a specified percentage of compensation. The sponsoring employer is required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRAs are subject to the same restrictions that apply to IRA distributions. Subject to certain exceptions, distributions prior to age 59 1⁄2 are subject to a 10 percent penalty tax, which is increased to 25 percent if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan. SEP IRAs permit employers to make contributions to IRAs on behalf of their employees, up to a specified dollar amount for the year and subject to certain eligibility requirements as provided by Section 408(k) of the Code. Distributions from SEP IRAs are subject to the same rules that apply to IRA distributions and are taxed as ordinary income.

The IRS has not reviewed this policy for qualification as a traditional IRA, SIMPLE IRA or SEP IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.

Roth Individual Retirement Annuities (Roth IRA). The Roth IRA, under Section 408A of the Code, contains many of the same provisions as a traditional IRA. However, there are some differences. First, the contributions are not deductible and must be made in cash or as a rollover or transfer from another Roth IRA, a traditional IRA or other allowed qualified plan. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax. The ability to make cash contributions to Roth IRAs is available to individuals with earned income and whose modified adjusted gross income is under a specified dollar amount for the year. Subject to special rules, the amount per individual that may be contributed to all IRAs (Roth and traditional) is an amount specified in the Code for the year. Secondly, the distributions are taxed differently. The Roth IRA offers tax-free distributions when made 5 tax years after the first contribution to any Roth IRA of the individual and made after one of the following: attaining age 59 1⁄2, to pay for qualified first time home buyer expenses (lifetime maximum of $10,000), or due to death or disability. All other distributions are subject to income tax when made from earnings and may be subject to a penalty tax unless an exception applies. Please note that specific tax ordering rules apply to Roth IRA distributions. Unlike the traditional IRA, there are no minimum required distributions during the owner’s lifetime; however, minimum required distributions at death are generally the same as for traditional IRAs.

The IRS has not reviewed this policy for qualification as a ROTH IRA, and has not addressed in a ruling of general applicability whether any death benefits available under the policy comport with qualification requirements.

Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase policies for their employees are generally excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to Federal Insurance Contributions Act (FICA or Social Security) taxes.

The policy includes a death benefit that in some cases may exceed the greater of the premium payments or the policy value. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions, and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989, unless certain events have occurred. Specifically, distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1⁄2, severance from employment, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship. These rules may prevent the payment of guaranteed withdrawals under a guaranteed lifetime withdrawal benefit prior to age 59 1⁄2. For policies issued after 2008, amounts attributable to non-elective contributions may be subject to distribution restrictions specified in the employer’s section 403(b) plan. Employers using the policy in connection with Section 403(b) plans may wish to consult with their tax adviser.

Pursuant to tax regulations, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request from a 403(b) policy comply with applicable tax requirements before we process your request. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the policy, and transactions under the policy and any other 403(b) policies or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or record keeper, and other product providers.

Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the policies to accumulate retirement savings. Adverse tax consequences to the plan, the participant or both may result if the policy is assigned or transferred to any individual as a means to provide benefit payments. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties.

Deferred Compensation Plans. Section 457(b) of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans established and maintained by state and local governments (and their agencies and instrumentalities) and tax exempt organizations. Under such plans a participant may be able to specify the form of investment in which his or her participation will be made. For non-governmental Section 457(b) plans, all such investments, however, are typically owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, a non-government employer may be entitled to draw on deferred amounts for purposes unrelated to its Section 457(b) plan obligations. In general, all amounts received under a non-governmental Section 457 plan are taxable in the year paid (or in the year paid or made available in the case of a non-governmental 457(b) plan). Distributions from non-governmental 457(b) plans are subject to federal income tax withholding as wages, distributions from governmental 457(b) plans are subject to withholding as “eligible rollover distributions” as described in the section entitled Withholding below. Contributions to and distributions from such plans are limited by the Code and may be subject to penalties. Deferred compensation plans of governments and tax-exempt entities that do not meet the requirements of Section 457(b) are taxed under Section 457(f), which means compensation deferred under the plan is included in gross income in the first year in which the compensation is not subject to substantial risk of forfeiture.

Ineligible Owners-Qualified

We currently will not issue new policies to/or for the following plans: 403(a), 403(b), 412(i)/412(e)(3), 419, 457 (we will in certain limited circumstances accept 457(f) plans), employee stock ownership plans, Keogh/H.R.-10 plans and any other types of plans at our sole discretion.

Taxation of Surrenders and Partial Withdrawals - Qualified Policies

In the case of a withdrawal under a qualified policy (other than from a deferred compensation plan under Section 457 of the Code), a pro rata portion of the amount you receive is taxable, generally based on the ratio of your “investment in the policy” to your total account balance or accrued benefit under the retirement plan. Your “investment in the policy” generally equals the amount of any non-deductible premium payments made by you or on your behalf. If you do not have any non-deductible premium payments, your investment in the policy will be treated as zero.

In addition, a penalty tax may be assessed on amounts withdrawn from the policy prior to the date you reach age 59 1⁄2, unless you meet one of the exceptions to this rule which are similar to the penalty exceptions for distributions from nonqualified policies discussed above. However, the exceptions applicable for qualified policies differ from those provided to nonqualified policies. You may wish to consult a tax adviser for more information regarding the application of these exceptions to your circumstances. You may also be required to begin taking minimum distributions from the policy by a certain date. The terms of the plan may limit the rights otherwise available to you under the policy.

Qualified Plan Required Distributions

For qualified plans under Section 401(a), 403(a), 403(b), and 457, the Code requires that distributions generally must commence no later than the later of April 1 of the calendar year following the calendar year in which the owner (or plan participant) (i) reaches age 70 1⁄2 or (ii) retires, and must be made in a specified form or manner. If a participant is a “5 percent owner” (as defined in the Code), or in the case of an IRA (other than a Roth IRA which is not subject to the lifetime required minimum distribution rules), distributions generally must begin no later than April 1 of the year following the calendar year in which the owner (or plan participant) reaches age 70 1⁄2. The actuarial present value of death and/or living benefit options and riders elected may need to be taken into account in calculating minimum required distributions. Consult a competent tax adviser before purchasing an optional living or death benefit.

Each owner is responsible for requesting distributions under the policy that satisfy applicable tax rules. We do not attempt to provide more than general information about the use of the policy with the various types of retirement plans. Purchasers of policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the policy.

The Code generally requires that interest in a qualified policy be non-forfeitable. If your policy contains a bonus rider with a recapture, forfeiture, or “vesting” feature, it may not be consistent with those requirements. Consult a tax adviser before purchasing a bonus rider as part of a qualified policy.

You should consult your legal counsel or tax adviser if you are considering purchasing an enhanced death benefit or other optional rider, or if you are considering purchasing a policy for use with any qualified retirement plan or arrangement.

Optional Living Benefits

For policies with a guaranteed lifetime withdrawal benefit or a guaranteed maximum accumulation benefit the application of certain tax rules, particularly those rules relating to distributions from your policy, are not entirely clear. The tax rules for qualified policies may impact the value of these optional benefits. Additionally, the actions of the qualified plan as policy holder may cause the qualified plan participant to lose the benefit of the guaranteed lifetime withdrawal benefit. In view of this uncertainty, you should consult a tax adviser before purchasing this policy as a qualified policy.

Withholding

The portion of any distribution under a policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. The amount of withholding varies according to the type of distribution. The withholding rates applicable to the taxable portion of periodic payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. A 10% withholding rate applies to the taxable portion of non-periodic payments. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. For qualified policies taxable, “eligible rollover distributions” from Section 401(a) plans, Section 403(a) annuities, Section 403(b) tax-sheltered annuities, and governmental 457 plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution from such a plan, other than specified distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, to nontaxable distributions or if (i) the employee (or employee’s spouse or former spouse as beneficiary or alternate payee) chooses a “direct rollover” from the plan to a tax-qualified plan, IRA, Roth IRA or 403(b) tax-sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions; or (ii) a non-spouse beneficiary chooses a “direct rollover” from the plan to an IRA established by the direct rollover.

Annuity Purchases by Residents of Puerto Rico

The IRS has announced that income received by residents of Puerto Rico under life insurance or annuity policies issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

Annuity Policies Purchased by Non-resident Aliens and Foreign Corporations

The discussion above provided general information (but not tax advice) regarding U.S. federal income tax consequences to annuity owners that are U.S. persons. Taxable distributions made to owners who are not U.S. persons will generally be subject to U.S. federal income tax withholding at a 30% rate, unless a lower treaty rate applies. In addition, distributions may be subject to state and/or municipal taxes and taxes that may be imposed by the owner’s country of citizenship or residence. Prospective foreign owners are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation for any annuity policy purchase.

Foreign Account Tax Compliance Act (“FATCA”)

If the payee of a distribution from the policy is a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Code as amended by the Foreign Account Tax Compliance Act (“FATCA”), the distribution could be subject to U.S. federal withholding tax on the taxable amount of the distribution at a 30% rate irrespective of the status of any beneficial owner of the policy or the distribution. The rules relating to FATCA are complex, and a tax adviser should be consulted if an FFI or NFFE is or may be designated as a payee with respect to the policy.

Possible Tax Law Changes

Although the likelihood of legislative or regulatory changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation, regulation, or otherwise. You should consult a tax adviser with respect to legal or regulatory developments and their effect on the policy.

We have the right to modify the policy to meet the requirements of any applicable laws or regulations, including legislative changes that could otherwise diminish the favorable tax treatment that annuity owners currently receive.

ADDITIONAL FEATURES

Dollar Cost Averaging Program

During the accumulation period, you may instruct us to automatically make transfers into one or more subaccounts in accordance with your allocation instructions. This is known as Dollar Cost Averaging. While Dollar Cost Averaging buys more accumulation units when prices are low and fewer accumulation units when prices are high, it does not guarantee profits or assure that you will not experience a loss.

Dollar Cost Averaging programs that may be available under your policy:

•	Traditional —You may specify the dollar amount to be transferred or the number of transfers. Transfers will begin as soon as the program is started. A minimum of $500 per transfer is required. The minimum number of transfers is 6 monthly or 4 quarterly, and the maximum is 24 monthly or 8 quarterly. You can elect to transfer from the fixed account, money market or other specified subaccount.

•	Special —You may only elect either a six or twelve month program. Transfers will begin as soon as the program is started. You cannot transfer from another investment option into a Special Dollar Cost Averaging program. This program is only available for new premium payments, requires transfers from a fixed source, and may credit a higher or lower interest rate than a traditional program. A minimum of $500 per transfer is required ($3,000 or $6,000 to start a 6-month or 12-month program, respectively).

A Dollar Cost Averaging program will begin the next business day after we have received in good order all necessary information and the minimum required amount. See OTHER INFORMATION - Sending Forms and Transaction Requests in Good Order. Please note, Dollar Cost Averaging programs will not begin on the 29th, 30th, or 31st. If a program would have started on one of those dates, it will start on the 1st business day of the following month. If we receive additional premium payments while a Dollar Cost Averaging program is running, absent new instructions to the contrary, the amount of the Dollar Cost Averaging transfers will increase, but the length of the Dollar Cost Averaging program will not.

NOTE CAREFULLY:

New Dollar Cost Averaging instructions are required to start a new Dollar Cost Averaging program once the previous Dollar Cost Averaging program has completed. Additional premium payments, absent new allocation instructions, received after a Dollar Cost

Averaging program has completed, will be allocated according to the current premium payment allocations at that time but will not reactivate a completed Dollar Cost Averaging program.

IF:

•	we do not receive all necessary information to begin or restart a Dollar Cost Averaging program;

THEN:

•	any amount allocated to a fixed source will be invested in that fixed source but will be transferred to the money market investment option within 30 days of allocation to fixed source if new Dollar Cost Averaging instructions are not received;

•	any amount in a variable source will be invested in that variable source and will remain in that variable investment option; and

•	new Dollar Cost Averaging instructions will be required to begin a Dollar Cost Averaging program.

You should consider your ability to continue a Dollar Cost Averaging program during all economic conditions. Transfers from a Dollar Cost Averaging fixed source are not subject to an excess interest adjustment. A Dollar Cost Averaging program can be used in conjunction with Asset Rebalancing and a guaranteed lifetime withdrawal benefit (subject to any investment restrictions involving the source). There is no charge for this benefit.

The Dollar Cost Averaging Program may vary for certain policies and may not be available for all policies, in all states or at all times. See your policy for availability of the fixed account options. We reserve the right to terminate the availability of any Dollar Cost Averaging program at any time.

Asset Rebalancing

During the accumulation period you can instruct us to automatically rebalance the amounts in your subaccounts to maintain your desired asset allocation. This feature is called asset rebalancing. To enter into asset rebalancing, you must submit a completed request form, signed by the owner to our Administrative Office. To end participation in asset rebalancing, you or your authorized registered representative may call or write to our Administrative Office. Entrance to the asset rebalancing program is limited to once per policy year. However, we will not rebalance if you are in the dollar cost averaging program or systematic partial surrender program, if you elect to participate in any asset allocation service provided by a third party or if you request any other transfer, or if we receive your request to discontinue participation at our Administrative Office. Asset rebalancing ignores amounts in the fixed account. You can choose to rebalance monthly, quarterly, semi-annually, or annually.

If you request the Asset Rebalancing program, we will change your future payment allocation to match the subaccounts in your Asset Rebalancing program.

To qualify for asset rebalancing, a minimum annuity value of $5,000 for an existing policy, or a minimum initial premium payment of $5,000 for a new policy is required. Any annuity value in the fixed account value may not be included in the asset rebalancing program. Asset rebalancing does not guarantee gains, nor does it assure that any subaccount will not have losses.

There is no charge for this program. However, each reallocation which occurs under asset rebalancing will be counted towards the 12 free transfers allowed during each policy year.

We reserve the right to discontinue, modify or suspend the asset rebalancing program at any time.

Telephone, Fax and Internet Transactions

Currently, certain transactions may be made by telephone or other electronic means acceptable to us upon our receipt of the appropriate authorization. We may discontinue this option at any time.

Upon instructions from you, the registered representative/agent of record for your policy may also make telephonic transfers for you. If you do not want the ability to make transfers by telephone, you should notify us in writing.

Except for the restrictions regarding the fixed account noted above, you may make telephonic transfers, allocation changes or request partial withdrawals by calling our toll-free number: (800)-851-9777 (Monday-Friday 8:30 a.m.- 7:00 p.m. Eastern Time). You will be required to provide certain information for identification purposes when you request a transaction by telephone. We may also require written confirmation of your request. We will not be liable for losses resulting from telephone requests that we believe are genuine.

Telephone transfers for policies owned by trust will only be allowed if a current trust certification form with a signature guarantee is on file at our Administrative Office. If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent transactions.

Telephone, fax and Internet orders must be received in good order at our Administrative Office while the New York Stock Exchange is open for regular trading to receive same-day pricing. Orders received in good order at our office on non-market days or after the close of business on market days will get next – day pricing. See OTHER INFORMATION- Sending Forms and Transactions in Good Order.

We may deny the telephone transaction privileges to market timers and frequent or disruptive traders.

To request a transfer or partial surrender, please fax your request to us at (877)-355-4385. We will not be responsible for same-day processing of transfers or partial surrenders if you fax your request to a number other than this fax number.

You may make transfers and change premium allocations through our website – www.premier.transamerica.com.

We will not be responsible for transmittal problems which are not reported to us by the following business day. Any reports must be accompanied by proof of the faxed transmittal.

We cannot guarantee that telephone, fax or Internet transactions will always be available. For example, our Administrative Office may be closed during severe weather emergencies or there may be interruptions in telephone service or problems with computer systems that are beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. Outages or slowdowns may prevent or delay our receipt of your order or request.

We may discontinue the availability of telephone, fax or Internet transactions at any time.

Additional Earnings Rider

The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when the owner who is the annuitant dies and death benefit proceeds are paid under your policy. You may elect the rider when we issue the policy or on any monthiversary during the accumulation period before you, a joint owner or the annuitant reach age 76 and if you have not already purchased an optional death benefit rider.

The Additional Earnings Rider may vary for certain policies and may not be available for all policies, in all states, at all times or through all financial intermediaries. We may discontinue offering this benefit at any time. In some cases, a benefit not available through a financial intermediary may be obtained by contacting us directly: For more information on the options available for electing a benefit, please contact your financial intermediary or our Administrative Office.

In order to buy this rider:

•	you must purchase it when we issue the policy;

•	you must both be the owner and annuitant (except in the case of a trust or employer sponsored plan); and

•	you and the annuitant must be age 75 or younger.

Unless we otherwise consent, we limit the number of Additional Earnings Riders to one per annuitant. This rider may not be issued or added to Inherited IRAs (sometimes also referred to as beneficiary IRAs) or a non-qualified annuity under which death benefits are being distributed under a stretch withdrawal option. The Additional Earnings Rider is based on our claims-paying ability.

The date you add the rider to the policy is the rider date.

We will pay the Additional Earnings Rider Amount under this rider only if:

•	the rider is in force at the time of death;

•	death benefit proceeds are payable under the policy; and

•	there are rider earnings when the death benefit proceeds are calculated.

Additional Earnings Rider Amount. The Additional Earnings Rider Amount is equal to the additional earnings factor (see below), multiplied by the lesser of:

•	the rider earnings on the date we calculate the death benefit proceeds (the death report day); or

•	the rider earnings limit (shown on your rider) multiplied by the rider base on the death report day.

The maximum we will pay under this rider is $1 million.

Rider earnings equal:

•	the death benefit proceeds payable under the policy; minus

•	the rider base, which is:

•	the greater of the death benefit proceeds on the rider date or the annuity value on the rider date (this rider is no longer available after issue); plus

•	the premium payments made after the rider date; less

•	the amount of each partial surrender made after the rider date, multiplied by the ratio of the rider base to the annuity value immediately before the partial surrender.

Example: A person aged 60 purchases a policy with the Additional Earnings Rider. On the date of the purchase (rider date) the annuity value and death benefit value were equal to the premium payment of $40,000 (the rider base). The rider has an additional earnings factor of 40% and rider earnings limit of 250%. The maximum benefit we will pay under the rider is $1,000,000.

At the time of the owner’s death, the death benefit proceeds are valued at $75,000. To calculate the benefit we will pay under the Additional Earnings Rider (that is, the Additional Earnings Rider Amount), first we subtract the rider base ($40,000), assuming no surrenders or additional premium payment have been made since the rider date, from the death benefit proceeds to get the rider earnings ($75,000 — $40,000=$35,000).

Then we perform several additional calculations. The benefit we pay under the Additional Earnings Rider is the lesser of a), b), or c):

a) The rider earnings ($35,000) multiplied by the additional earnings factor (40%) = $14,000;

b) The rider earnings limit (250%) multiplied by the rider base ($40,000) multiplied by the additional earnings factor (40%) = $40,000; or

c) The maximum benefit under the rider=$1,000,000.

The Additional Earnings Rider Amount (that is, the benefit we will pay under the Additional Earnings Rider) is $14,000. The total death benefit under these circumstances (that is, the death benefit proceeds plus the Additional Earnings Rider Amount) is $89,000 ($75,000 + $14,000).

For additional examples, see the SAI.

We will not pay a benefit under the Additional Earnings Rider if there are no rider earnings on the date we calculated the death benefit proceeds. If you purchased your policy as part of a 1035 exchange, rider earnings do not include any gains before the rider is added to your policy. As with all insurance, you may not realize a benefit from the purchase of this rider.

The additional earnings factors are as follows:

Owner/Annuitant’s Age on the Rider Date	Percent
0-65	40%
66-67	35%
68-69	30%
70-75	25%

For purposes of computing taxable gains payable on the death benefit proceeds, both the death benefit proceeds payable under the policy and the Additional Earnings Rider Amount will be considered.

See the SAI for an example which illustrates the Additional Earnings Rider Amount payable as well as the effect of a partial surrender on the Additional Earnings Rider Amount.

Continuation. If an owner who is the annuitant dies during the accumulation period and the deceased owner’s spouse is the sole beneficiary and is eligible to and elects to continue the policy, the annuity value is adjusted to equal the death benefit proceeds, the deceased owner’s spouse will have the following options:

•	terminate the Additional Earnings Rider and receive a one-time annuity value increase equal to the Additional Earnings Rider Amount. All future surrender charges on this amount, if any, will be waived; or

•	continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid upon the death of the spouse who continued the policy. Because we have not issued a new rider, but simply continued the rider purchased by the deceased owner, we will calculate the Additional Earnings Rider Amount using the additional earnings factor and other calculation factors applicable to the original rider.

Alternate Election. If an owner who is the annuitant dies during the accumulation period and one or more of the beneficiaries elect to receive the complete distribution of the death proceeds under alternate payment option (1) or (3), then that beneficiary will have the following options:

•	terminate the Additional Earnings Rider and receive a one-time increase in death benefit proceeds equal to a proportionate share of the Additional Earnings Rider Amount. All surrender charges on this amount, if any, will be waived; or

•	continue the Additional Earnings Rider (with fees) without the one-time annuity value increase. An Additional Earnings Rider Amount would then be paid in a lump sum upon the death of the beneficiary and the policy will terminate. This amount will be calculated using the additional earnings factor and other calculation factors determined under the original rider. The required annual distributions under the alternate payment elections are likely to reduce significantly the value of this rider during this period.

See DEATH BENEFIT - Alternate Payment Elections Before the Maturity Date.

Rider Fee. There is an annual charge during the accumulation period of 0.35% of your policy’s annuity value. The charge will not be increased once the rider has been issued. We deduct the rider charge from your annuity value on each rider anniversary and pro rata on the termination date of the rider. We will deduct this fee from each subaccount and the fixed account in proportion to the amount of the annuity value in each account. We do not assess this charge during the income phase. The rider fee is deducted even during periods when the rider would not pay any benefit because there are no rider earnings.

Termination. The rider will remain in effect until:

•	we receive your written notice at our Administrative Office to cancel the rider;

•	you annuitize or surrender the policy; or

•	the Additional Earnings Rider Amount is paid or added to the annuity value under a continuation, as described above.

Once you terminate the rider, you may re-select it during the accumulation period, if we are still offering the rider; however, a new rider will be issued and the Additional Earnings Rider Amount will be redetermined. Please note that if you terminate the rider and re-select it, the rider will only cover gains, if any, since it was re-selected, and the terms and charges of the new rider may differ from those of the terminated rider.

It is possible that the Internal Revenue Service may take a position that charges for the Additional Earnings Rider should be treated as taxable distributions to you. Although we do not believe that a rider charge under the policy should be treated as a taxable distribution, you should consult your tax advisor before selecting this rider under the policy.

OTHER INFORMATION

Ownership

You, as owner of the policy, exercise all rights and privileges under the policy, including the right to transfer ownership (subject to any assignee or irrevocable beneficiary’s consent). You can change an owner at any time by notifying us in writing at our Administrative Office in good order. If we do not have an originating signature or guaranteed signature on file or if the Company suspects fraud, we may require a notarized signature. There may be limitations on your ability to change the ownership of a qualified policy. An ownership change may be a taxable event. Joint owners may be named provided they are husband and wife. Joint ownership is not available in all states.

Annuitant

The annuitant is the person named in the application to receive annuity payments. If no person is named, the owner will be the annuitant. As of the maturity date, and upon our agreement, the owner may change the annuitant or, if either annuity payment Option C or Option E has been selected, add a joint annuitant. On the maturity date, the annuitant(s) will become the payee(s) and receive the annuity payments.

Beneficiary

A beneficiary is the person who receives the death benefit when an owner who is also the annuitant dies. If an owner who is not the annuitant dies before the annuitant and the sole beneficiary is not an owner’s spouse and there is no joint owner, the beneficiary will receive the cash value. You may change beneficiary(ies) during the lifetime of the annuitant, subject to the rights of any irrevocable beneficiary. Any change must be made in writing and received by us at our Administrative Office in good order. Before the maturity date, if an owner who is the annuitant dies, and no beneficiary is alive on the death report day, benefits payable at death will be paid to the owner’s estate. In the case of certain qualified policies, the Treasury Regulations prescribe certain limitations on the designation of a beneficiary. See the SAI for more details on the beneficiary.

Right to Cancel Period

You may return your policy for a refund, but only if you return it within a prescribed period, which is generally 10 days after you receive the policy (for replacements the right cancel period is generally 30 days), or whatever longer time may be required by state law. The amount of the refund will generally be the premiums paid plus or minus accumulated gains or losses in the separate account. You bear the risk of any decline in policy value during the right to cancel period. However, if state law requires, we will refund your original premium payment(s), or surrender value, if greater. We will pay the refund within seven days after we receive in good order within the applicable period at our Administrative Office, written notice of cancellation and the returned policy. The policy will then be deemed void.

Assignment

You can also generally assign the policy any time before the maturity date. We reserve the right, except to the extent prohibited by applicable laws, regulations, or actions of the state insurance commissioner, to require that an assignment will be effective only upon acceptance by us, and to refuse assignments or transfers at any time on a non-discriminatory basis. We will not be liable for any payment or other action we take in accordance with the policy before we receive written notice of the assignment. An assignment may be a taxable event. There may be limitations on your ability to assign a qualified policy and such assignments may be subject to tax penalties and taxed as distributions under the Code.

Termination for Low Value

If a partial surrender or fee (including an optional rider fee, administrative fee, or owner transaction fee) reduces your cash value below the minimum specified in your policy, we reserve the right to terminate your policy and send you a full distribution of your remaining cash value. All benefits associated with your annuity policy will be terminated. Federal law may impose restrictions on our right to terminate certain qualified policies. We do not currently anticipate exercising this right if you have certain optional benefits, however, we reserve the right to do so. For all other policies, including policies with certain other optional benefits, we intend to exercise this termination provision.

Sending Forms and Transaction Requests in Good Order

We cannot process your requests for transactions relating to the policy until they are received in good order. “Good order” means the actual receipt of the instructions relating to the requested transaction in writing (or, when appropriate, by telephone or electronically), along with all forms, information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes, to the extent applicable to the transaction: your completed application; the policy number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the subaccounts affected by the requested transaction; the signatures of all owners (exactly as registered on the policy) if necessary; Social Security Number or Taxpayer I.D.; and any other information or supporting documentation that we may require, including any spousal or joint owner’s consents. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds to effect the purchase. We may, in our sole discretion, determine whether a particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

“Received” or receipt in good order generally means that everything necessary must be received by us, at our Administrative Office specified in the Glossary of Terms. We reserve the right to reject electronic transactions that do not meet our requirements.

Regulatory Modifications to Policy

We reserve the right to amend the policy or any riders attached thereto as necessary to comply with specific direction provided by state or federal regulators, through change of law, rule, regulation, bulletin, regulatory directives or agreements.

Certain Offers

From time to time, we have (and we may again) offered you some form of payment or incentive in return for terminating or modifying certain guaranteed benefits.

When we make an offer, we may vary the offer amount, up or down, among the same group of policy owners based on certain criteria such as account value, the difference between account value and any applicable benefit base, investment allocations and the amount and type of withdrawals taken. For example, for guaranteed benefits that have benefit bases that can be reduced on either a pro rata or dollar-for-dollar basis depending on the amount of withdrawals taken, we may consider whether you have taken any withdrawal that has caused a pro rata reduction in your benefit base, as opposed to a dollar-for-dollar reduction. Also, we may increase or decrease offer amounts from offer to offer. In other words, we may make an offer to a group of policy owners based on an offer amount, and, in the future, make another offer based on a higher or lower offer amount to the remaining policy owners in the same group.

If you accept an offer that requires you to terminate a guaranteed benefit and you retain your policy, we will no longer charge you for the benefit, and you will not be eligible for any future offers related to that type of guaranteed benefit, even if such future offer would have included a greater offer amount or different payment or incentive.

Mixed and Shared Funding

The underlying fund portfolios may serve as investment vehicles for variable life insurance policies, variable annuity policies and retirement plans (“mixed funding”) and shares of the underlying fund portfolios also may be sold to separate accounts of other insurance companies (“shared funding”). While we currently do not foresee any disadvantages to owners and participants arising from either mixed or shared funding, it is possible that the interests of owners of various policies and/or participants in various plans for which the underlying fund portfolios serve as investments might at some time be in conflict. We and each underlying fund portfolio’s Board of Directors intend to monitor events in order to identify any material conflicts and to determine what action, if any, to take. Such action could include the sale of underlying fund portfolio shares by one or more of the separate accounts, which could have adverse consequences. Such action could also include a decision that separate funds should be established for variable life and variable annuity separate accounts. In such an event, we would bear the attendant expenses, but owners and plan participants would no longer have the economies of scale resulting from a larger combined fund. Please read the prospectuses for the underlying fund portfolios, which discuss the underlying fund portfolios’ risks regarding mixed and shared funding, as applicable.

Exchanges and/or Reinstatements

You can generally exchange a nonqualified annuity policy for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code or transfer qualified policies directly to another life insurance company as a “trustee-to-trustee transfer.” Before making an exchange or transfer, you should compare both annuities carefully. Remember that if you exchange or transfer another annuity for the one described in this prospectus, then you may pay a surrender charge on the other annuity, and there may be a new surrender charge period under this annuity and other charges may be higher (or lower) and the benefits under this annuity may be different. You should not exchange or transfer another annuity for this one unless you determine, after knowing all the facts, that the exchange or transfer is in your best interest and not just better for the person trying to sell you this policy (that person will generally earn a commission if you buy this policy through an exchange, transfer or otherwise).

You may ask us to reinstate your policy after such an exchange, transfer or full surrender or partial withdrawal and in certain limited circumstances we will allow you to do so by returning the same total dollar amount of funds distributed to the applicable investment choices. The dollar amount will be used to purchase new accumulation units at the then current price. In the event any subaccount previously invested in is closed and we don’t receive additional instructions, funds will be reallocated to the remaining available investment choices according to the investment allocation instructions you previously provided. Because of changes in market value, your new accumulation units may be worth more or less than the units you previously owned. Generally, unless you return the original company check, your annuity policy is nonqualified and a portion of the prior withdrawal was taxable, we are required to report the taxable amount from the distribution to the IRS even though the funds have been reinstated. The cost basis will be adjusted accordingly. The taxable amount will be reported on Form 1099-R which you will receive in January of the year following the distribution. We recommend that you consult a tax professional to explain the possible tax consequences of reinstatements.

Voting Rights

To the extent required by law, the Company will vote all shares of the underlying fund portfolios held in the separate account in accordance with instructions we receive from you and other owners that have voting interests in the portfolios. We will send you and other owners requests for instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares in proportion to those instructions. Accordingly, it is possible for a small number of owners (assuming there is a quorum) to determine the outcome of a vote, especially if they have large policy values. If, however, we determine that we are permitted to vote the shares in our own right, we may do so.

Each person having a voting interest will receive proxy material, reports, and other materials relating to the appropriate portfolio.

Non-Participating Policy

The policy does not participate or share in the profits or surplus earnings of the Company. No dividends are payable on the policy

Variations in Policy Provisions

Certain provisions of the policies may vary from the descriptions in this prospectus in order to comply with different state laws. See your policy for variations, since any such state variations will be included in your policy or in riders or endorsements attached to your policy.

The fixed account is not available in all states. If your policy was issued in Washington, Oregon, New Jersey or Massachusetts, you may not direct or transfer any money to the fixed account.

For general information concerning policy WL18 please see “Appendix C” in addition to your policy.

Abandoned or Unclaimed Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business. Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate. In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the policy.

The Company was the subject of inquiries and remains under audits and market conduct examinations with a focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, and administrative penalties. The Company previously implemented changes in the procedures for the identification of unreported claims and handling of escheatable property to comply with the terms of regulatory agreements and newly adopted laws and regulations. The Company does not believe that any regulatory actions or agreements that result from these audits and examinations will have a material adverse impact on our ability to meet our obligations.

Cyber Security

We rely heavily on interconnected computer systems and digital data to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Similarly, individual accounts are subject to the risk of unauthorized account access and transactions that target the funds in the accounts stemming from phishing schemes and other actions, or inactions by individual account holders (including the failure to maintain up-to-date security software and anti-virus programs). Such systems failures, cyber-attacks or unauthorized account access affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service provider may adversely affect us and your policy value. For instance, cyber-attacks may: interfere with our processing of policy transactions, including the processing of orders from our website or with the underlying funds; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Cyber security risks may also affect the issuers of securities in which the underlying funds invest, which may cause the underlying funds to lose value. There can be no assurance that we, the underlying funds or our service providers will avoid losses affecting your policy that result from cyber-attacks, information security breaches or unauthorized account access in the future.

For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: www.transamerica.com/individual/privacy-policy and www.transamerica.com/individual/terms-of-use.

Transamerica Premier Life Insurance Company

Transamerica Premier Life Insurance Company was incorporated under the laws of the State of Maryland on March 5, 1858. It was redomesticated to the State of Iowa on April 1, 2007. It is engaged in the sale of life and health insurance and annuity policies. The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business. The Company is licensed in the District of Columbia, Guam, Puerto Rico, and all states except New York.

All obligations arising under the policies, including the promise to make annuity payments, are general corporate obligations of the Company. Accordingly, no financial institution, brokerage firm or insurance agency is responsible for the financial obligations of the Company arising under the policies.

Financial Condition of the Company

We pay benefits under your policy from our general account assets and/or from your policy value held in the separate account. It is important that you understand that payments of the benefits are not assured and depend upon certain factors discussed below.

Assets in the Separate Account. You assume all of the investment risk for your policy value that is allocated to the subaccounts of the separate account. Your policy value in those subaccounts constitutes a portion of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct.

Assets in the General Account. You also may be permitted to make allocations to guaranteed period options of the fixed account, which are supported by the assets in our general account. Any guarantees under a policy that exceed policy value, such as those associated with any lifetime withdrawal benefit riders and any optional death benefits, are paid from our general account (and not the separate account). Therefore, any amounts that we may be obligated to pay under the policy in excess of policy value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account. In order to meet our claims-paying obligation we monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and policy value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policy owners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information. We encourage both existing and prospective policy owners to read and understand our financial statements. We prepare our financial statements on a statutory basis. Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Iowa Department of Insurance as well as the financial statements of the separate account —are located in the Statement of Additional Information (SAI). For a free copy of the SAI, simply call or write us at the phone number or address of our Administrative Office referenced in this prospectus. In addition, the SAI is available on the SEC’s website at www.sec.gov. Our financial strength ratings which reflect the opinions of leading independent rating agencies of our ability to meet our obligations to our policy owners are available on our website (www.transamerica.com/individual/what-we-do/about-us/financial-strength/), and the websites of these nationally recognized statistical ratings organizations – A.M. Best Company (www.ambest.com), Moody’s Investors Service (www.moodys.com), Standard & Poor’s Rating Services (www.standardandpoors.com) and Fitch, Inc. (www.fitchratings.com).

The Separate Account

The Company established a separate account, called WRL Series Annuity Account, under the laws of the State of Ohio on August 4, 2003. The separate account receives and invests the premium payments that are allocated to it for investment in shares of the underlying fund portfolios.

The separate account is registered with the SEC as a unit investment trust under the 1940 Act. However, the SEC does not supervise the management, the investment practices, or the policies of the separate account or the Company. Income, gains and losses (whether or not realized), from assets allocated to the separate account are, in accordance with the policies, credited to or charged against the separate account without regard to the Company’s other income, gains or losses.

The assets of the separate account are held in the Company’s name on behalf of the separate account and belong to the Company. However, those assets that underlie the policies are not chargeable with liabilities arising out of any other business the Company may conduct. The separate account may include other subaccounts that are not available under these policies.

The Underlying Funds

At the time you purchase your policy, you may allocate your premium to subaccounts. These are subdivisions of our separate account, an account that keeps your policy assets separate from our company assets. The subaccounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each underlying fund portfolio has varying degrees of investment risk. Underlying fund portfolios are also subject to separate fees and expenses such as management fees and operating expenses. “Master-feeder” or “fund of funds” invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Read the underlying fund portfolio prospectuses carefully before investing. We do not guarantee the investment results of any underlying fund portfolio. Certain underlying fund portfolios may not be available in all states and in all share classes. Please see “Appendix A - Portfolios Associated with the Subaccounts” for additional information.

Financial Statements

The financial statements of Transamerica Premier Life Insurance Company and the separate account are included in the SAI.

Other Transamerica Policies

We offer a variety of fixed and variable annuity policies. They may offer features, including investment options, and have fees and charges, that are different from those in the policy offered by this prospectus. Not every policy we issue is offered through every financial intermediary. Some financial intermediaries may not offer and/or limit the offering of certain features or options, as well as limit the availability of the policies, based on issue age, or other criteria established by the financial intermediary. Upon request, your financial professional can show you information regarding other Transamerica annuity policies that he or she distributes. You can also contact us to find out more about the availability of any of the Transamerica annuity policies.

You should work with your financial professional to decide whether this policy is appropriate for you based on a thorough analysis of your particular insurance needs, financial objectives, investment goals, time horizons and risk tolerance.

Distribution of the Policies

Distribution and Principal Underwriting Agreement. We have entered into a principal underwriting agreement with our affiliate, Transamerica Capital, Inc. (TCI), for the distribution and sale of the policies. We pay commissions to TCI which are passed through to selling firms. (See below). We also pay TCI an “override” that is a percentage of total commissions paid on sales of our policies which is not passed through to the selling firms and we may reimburse TCI for certain expenses it incurs in order to pay for the distribution of the policies. TCI may market the policies through bank affiliated firms, national brokerage firms, regional and independent broker-dealers and independent financial planners.

We have discontinued new sales of the policies. You may, however, continue to make premium payments to fund your policy pursuant to its terms, and exercise all other rights and options under your policy - such as reallocating your policy value among investment choices, making partial surrenders and full surrenders, and making changes of ownership of your policy.

Compensation to Broker-Dealers Who Sold the Policies. The policies have been offered to the public through broker-dealers (“selling firms”) that are licensed under the federal securities laws; the selling firm and/or its affiliates are also licensed under state insurance laws. The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the policies. We pay ongoing commissions through TCI to the selling firms for their past sales of the policies.

The selling firms were paid commissions for the promotion and sale of the policies according to one or more schedules. The amount and timing of commissions varies depending on the selling agreement, but the maximum commission is 7.7% of premium payment (additional amounts may be paid as overrides to wholesalers).

To the extent permitted by Financial Industry Regulatory Authority (FINRA) rules, the Company, TCI, Transamerica Financial Advisors, Inc. (TFA) and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms and their sales representatives. These arrangements are described further below.

The sales representative who sold you the policy may receive a portion of the compensation we (and our affiliates) pay to the selling firms, depending on the agreement between the selling firm and its registered representative and the firm’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may continue to receive in connection with your policy. Also inquire about any ongoing compensation arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

You should be aware that a selling firm or its sales representatives may have received different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold this policy to you.

Special Compensation Paid to Affiliated Firms. We and/or our affiliates may provide paid-in capital to TCI. We and/or our affiliates also provide TCI with a percentage of total commissions paid on sales of our policies and provide TCI with capital payments that are not contingent on sales.

The Company’s main distribution channel is TFA, an affiliate, who sell the Company’s products.

The Company covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA. These facilities and services are necessary for TFA’s administration and operation, and the Company is compensated by TFA for these expenses based on TFA’s usage. In addition, the Company and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and other documents for the policy that are distributed to current owners of the policy.

TFA pays its branch managers a portion of the commissions received from the Company for the sale of the policies. Sales representatives receive a portion of the commissions for their sales of policies in accordance with TFA’s internal compensation programs.

Sales representatives and their managers at TFA may receive, directly or indirectly, additional cash benefits and non-cash compensation or reimbursements from us or our affiliates. Additional compensation or reimbursement arrangements may include payments in connection with TFA’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans, loan guaranties, or loan forgiveness to assist a firm or a representative in connection with systems, operating, marketing and other business expenses. The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation. Sales of the policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash and non-cash benefits, and may provide such persons with special incentive to sell our policies. For example, TFA’s registered representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of Aegon N.V. (the Company’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares. A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.

TFA’s registered representatives may also be eligible to participate in a stock option and award plan. Registered representatives who meet certain production goals will be issued options on the stock of Aegon N.V.

Additional Compensation that We, TCI and/or our Affiliates Pay to Selected Selling Firms. We may continue to pay certain selling firms additional cash amounts in order to receive enhanced marketing services and increased access to their sales representatives. These special compensation arrangements are not offered to all selling firms, and the terms of such arrangements may differ between selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past sales of the policies or other criteria. Overrides we paid on certain products to our affiliates, TFA and Transamerica Agency Network, in 2017.

No specific charge is assessed directly to policy owners or the separate account to cover commissions and other incentives or payments described above. We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another. In some cases, these differences may have created an incentive for the selling firm or its sales representatives to have recommended or sold the policy to you.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary of Terms

The Policy - General Provisions

Investment Experience

Performance

Historical Performance Data

Published Ratings

State Regulation of Transamerica Premier Life Insurance Company

Administration

Records and Reports

Distribution of the Policies

Voting Rights

Other Products

Custody of Assets

Independent Registered Public Accounting Firm

Other Information

Financial Statements

Appendix A - Guaranteed Minimum Death Benefit Rider - Hypothetical Illustrations

Inquiries and requests for an SAI should be directed to:

Transamerica Premier Life Insurance Company

Administrative Office

Attention: Customer Care Group

4333 Edgewood Road NE

Cedar Rapids, IA 52499

(800) 851-9777

(Monday-Friday 8:30 a.m. - 7 p.m. Eastern Time)

APPENDIX A

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS

The subaccounts listed below are available under the policy for new investors, but may not be available for all policies.

SUBACCOUNT(1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
ACCESS ONE TRUST
Access VP High Yield FundSM	Access VP High Yield FundSM	ProFund Advisors LLC
Investment Objective: Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.
PROFUNDS
ProFund VP Asia 30	ProFund VP Asia 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Asia 30 Index (the “Index”).
ProFund VP Basic Materials	ProFund VP Basic Materials	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Basic MaterialsSM.Index (the “Index”).
ProFund VP Bull	ProFund VP Bull	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P 500 ® (the “Index”).
ProFund VP Consumer Services	ProFund VP Consumer Services	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Consumer ServicesSM Index (the “Index”).
ProFund VP Emerging Markets	ProFund VP Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of BNY Mellon Emerging Markets 50 ADR ® Index (the “Index”).
ProFund VP Europe 30	ProFund VP Europe 30	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the ProFunds Europe 30 Index (the “Index”).
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar	ProFund Advisors LLC
Investment Objective: ProFund VP Falling U.S. Dollar (the “Fund”) seeks investment results, before fees and expenses, that correspond to the daily performance of the basket of non-U.S. currencies included in the U.S. Dollar Index ® (the “Index”)
ProFund VP Financials	ProFund VP Financials	ProFund Advisors LLC
Investment Objective: ProFund VP Financials (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. FinancialsSM Index (the “Index”).
ProFund VP Government Money Market(2)	ProFund VP Government Money Market(2)	ProFund Advisors LLC
Investment Objective: Seeks a high level of current income consistent with liquidity and preservation of capital.
ProFund VP International	ProFund VP International	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the MSCI EAFE Index (the “Index”).
ProFund VP Japan	ProFund VP Japan	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Nikkei 225 Stock Average (the “Index”).
ProFund VP Mid-Cap	ProFund VP Mid-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P MidCap 400 ® (the “Index”).
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100 Index (the “Index”).
ProFund VP Oil & Gas	ProFund VP Oil & Gas	ProFund Advisors LLC
Investment Objective: ProFund VP Oil & Gas (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. Oil and GasSM Index (the “Index”).
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. PharmaceuticalsSM Index (the “Index”).
ProFund VP Precious Metals	ProFund VP Precious Metals	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones Precious MetalsSM Index (the “Index”).
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.
ProFund VP Short International	ProFund VP Short International	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100	ProFund Advisors LLC
Investment Objective: ProFund VP NASDAQ-100 (the “Fund”) seeks investment results, before fees and expenses, that correspond to the performance of the NASDAQ-100 ® Index (the “Index”).

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)

SUBACCOUNT(1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the Index.
ProFund VP Small-Cap	ProFund VP Small-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Russell 2000 ® Index (the “Index”).
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the S&P SmallCap 600 ® Value Index (the “Index”).
ProFund VP Telecommunications	ProFund VP Telecommunications	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. TelecommunicationsSM Index (the “Index”).
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to two time (2x) the daily performance of the Index.
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to one and on-quarter times (1.25x) the daily price movement of the most recently issued Long Bond.
ProFund VP Utilities	ProFund VP Utilities	ProFund Advisors LLC
Investment Objective: Seeks investment results, before fees and expenses, that correspond to the performance of the Dow Jones U.S. UtilitiesSM Index (the “Index”).
TRANSAMERICA SERIES TRUST Service Class*
TA AB Dynamic Allocation - Service Class	Transamerica AB Dynamic Allocation VP - Service Class	Alliance Bernstein L.P.
Investment Objective: Seeks capital appreciation and current income.
TA Aegon Government Money Market - Service Class(2)	Transamerica Aegon Government Money Market VP - Service Class(2)	Aegon USA Investment Management, LLC(2)
Investment Objective: Seeks as high a level of current income as in consistent with preservation of capital and liquidity.
TA Aegon High Yield Bond - Service Class	Transamerica Aegon High Yield Bond VP - Service Class	Aegon USA Investment Management, LLC
Investment Objective: Seeks a high level of current income by investing in high-yield debt securities.
TA Aegon U.S. Government Securities - Service Class	Transamerica Aegon U.S. Government Securities VP - Service Class	Aegon USA Investment Management, LLC
Investment Objective: Seeks to provide as high a level of total return as is consistent with prudent investment strategies.
TA Barrow Hanley Dividend Focused - Service Class	Transamerica Barrow Hanley Dividend Focused VP - Service Class	Barrow, Hanley, Mewhinney, & Strauss, LLC
Investment Objective: Seeks total return gained from the combination of dividend yield, growth of dividends and capital appreciation.
TA BlackRock Tactical Allocation - Service Class	Transamerica BlackRock Tactical Allocation VP - Service Class	BlackRock Financial Management, Inc.
Investment Objective: Seeks capital appreciation with current income as secondary objective.
TA Clarion Global Real Estate Securities - Service Class	Transamerica Clarion Global Real Estate Securities VP - Service Class	CBRE Clarion Securities, LLC
Investment Objective: Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
TA Greystone International Growth - Service Class(3)	Transamerica Greystone International Growth VP - Service Class(3)	MFS ® Investment Management(1)(3)
Investment Objective: Seeks capital growth.
TA Janus Balanced - Service Class	Transamerica Janus Balanced VP - Service Class	Janus Capital Management LLC
Investment Objective: Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
TA Janus Mid-Cap Growth - Service Class	Transamerica Janus Mid-Cap Growth VP - Service Class	Janus Capital Management LLC
Investment Objective: Seeks long-term capital appreciation.
TA Jennison Growth - Service Class	Transamerica Jennison Growth VP - Service Class	Jennison Associates LLC
Investment Objective: Long-term growth of capital.
TA JPMorgan Asset Allocation - Conservative - Service Class	Transamerica JPMorgan Asset Allocation - Conservative VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks current income and preservation of capital.
TA JPMorgan Asset Allocation - Growth - Service Class	Transamerica JPMorgan Asset Allocation - Growth VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks long-term capital appreciation.

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)

SUBACCOUNT(1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TA JPMorgan Asset Allocation - Moderate - Service Class	Transamerica JPMorgan Asset Allocation - Moderate VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks capital appreciation and current income.
TA JPMorgan Asset Allocation - Moderate Growth - Service Class	Transamerica JPMorgan Asset Allocation - Moderate Growth VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks capital appreciation with current income as secondary objective.
TA JPMorgan International Moderate Growth - Service Class	Transamerica JPMorgan International Moderate Growth VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks capital appreciation with current income as secondary objective.
TA JPMorgan Core Bond - Service Class	Transamerica JPMorgan Core Bond VP - Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks total return, consisting of current income and capital appreciation.
TA JPMorgan Enhanced Index - Service Class	Transamerica JPMorgan Enhanced Index VP – Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks to earn a total return modestly in excess of the total return performance of the S&P 500 ® (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500 ®.
TA JPMorgan Tactical Allocation - Service Class	Transamerica JPMorgan Tactical Allocation VP - Service Class	J.P. Morgan Investment Management Inc.
Investment Objective: Seeks current income and preservation of capital.
TA Managed Risk - Balanced ETF - Service Class	Transamerica Managed Risk - Balanced ETF VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks to balance capital appreciation and income.
TA Managed Risk - Growth ETF - Service Class	Transamerica Managed Risk - Growth ETF VP - Service Class	Milliman Financial Risk Management LLC
Investment Objective: Seeks capital appreciation as a primary objective and income as a secondary objective.
TA Morgan Stanley Capital Growth - Service Class	Transamerica Morgan Stanley Capital Growth VP – Service Class	Morgan Stanley Investment Management Inc.
Investment Objective: Seeks to maximize long-term growth.
TA Multi-Managed Balanced - Service Class	Transamerica Multi-Managed Balanced VP – Service Class	J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC
Investment Objective: Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
TA PIMCO Tactical - Balanced - Service Class	Transamerica PIMCO Tactical – Balanced VP – Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Tactical - Conservative - Service Class	Transamerica PIMCO Tactical – Conservative VP – Service Class	Pacific Investment Management Company LLC
Investment Objective:. Seeks a combination of capital appreciation and income
TA PIMCO Tactical - Growth - Service Class	Transamerica PIMCO Tactical – Growth VP – Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks a combination of capital appreciation and income.
TA PIMCO Total Return - Service Class	Transamerica PIMCO Total Return VP – Service Class	Pacific Investment Management Company LLC
Investment Objective: Seeks maximum total return, consistent with preservation of capital and prudent investment management.
TA QS Investors Active Asset Allocation - Conservative - Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP - Service Class	QS Investors, LLC
Investment Objective: Seeks current income and preservation of capital.
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP - Service Class	QS Investors, LLC
Investment Objective: Seeks capital appreciation with current income as secondary objective.
TA Small Mid Cap Value - Service Class	Transamerica Small/Mid Cap Value VP – Service Class	Systematic Financial Management L.P. & Thompson, Siegel & Walmsley LLC
Investment Objective: Seeks to maximize total return.
TA T. Rowe Price Small Cap - Service Class	Transamerica T. Rowe Price Small Cap VP – Service Class	T. Rowe Price Associates, Inc.
Investment Objective: Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.
TA Torray Concentrated Growth - Service Class	Transamerica Torray Concentrated Growth VP – Service Class	Torray, LLC
Investment Objective: Seeks to achieve long-term growth of capital.

UNDERLYING FUND PORTFOLIOS ASSOCIATED WITH THE SUBACCOUNTS — (Continued)

SUBACCOUNT(1)	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TA WMC US Growth - Service Class	Transamerica WMC US Growth VP – Service Class	Wellington Management Company, LLP
Investment Objective: Seeks to maximize long-term growth.

(1)	Some subaccounts may be available for certain policies and may not be available for all policies. You should work with your registered representative to decide which subaccount(s) may be appropriate for you based on a thorough analysis of your particular insurance needs; financial objectives; investment goals; time horizons; and risk tolerance.

(2)	There can be no assurance that the Transamerica Aegon Government Money Market VP - Service Class portfolio or the ProFund VP Government Money Market VP portfolio will be able to maintain a stable net asset value per share during extended periods of low interest rates, and partly as a result of policy charges, the yield on the TA Aegon Government Money Market - Service Class subaccount or the ProFund VP Government Money Market VP subaccount may become extremely low and possibly negative.

(3)	Effective on or about May 1, 2018 Transamerica MFS International Equity VP subadvised by MFS Investment Management will be renamed Transamerica Greystone International Growth VP subadvised by Greystone Managed Investments Inc.

* All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the subadvisers unless otherwise indicated.

Certain subaccounts may not be available in all states, at all times or through all financial intermediaries. We may discontinue offering any subaccount at any time. In some cases, a subaccount not available through a financial intermediary may be obtained by contacting us directly. For more information on the options available for electing a subaccount, please contact your financial intermediary or our Administrative Office.

CLOSED INVESTMENT OPTIONS:

Additional Information for policy owners of policy number WL18:

The following subaccounts are only available to owners that held an investment in the subaccounts on May 1, 2003:

SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND
Fidelity® VIP Contrafund® Portfolio - Service Class 2	Fidelity® VIP Contrafund® Portfolio - Service Class 2	Fidelity Management & Research Company
Investment Objective: Seeks long-term capital appreciation.
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	Fidelity VIP Growth Opportunities Portfolio - Service Class 2	Fidelity Management & Research Company
Investment Objective: Provide capital growth.

Additional Information for all policy owners:

The following subaccount was closed to new investments on December 12, 2005:

SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
TRANSAMERICA SERIES TRUST – Initial Class and Service Class
TA JPMorgan Mid Cap Value - Initial Class	Transamerica JPMorgan Mid Cap Value VP - Initial Class	J.P. Morgan Investment Management Inc.
Investment Objective: Growth from capital appreciation.

The following subaccount was closed to new investments on December 12, 2011:

SUBACCOUNT	UNDERLYING FUND PORTFOLIO	ADVISOR/SUBADVISOR
FIDELITY ® VARIABLE INSURANCE PRODUCTS FUND
Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity VIP Equity-Income Portfolio – Service Class 2	Fidelity Management & Research Company
Investment Objective: Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500 ® Index.

* All underlying fund portfolios in the Transamerica Series Trust are advised by Transamerica Asset Management. The entities listed are the subadvisors unless otherwise indicated.

APPENDIX B

CONDENSED FINANCIAL INFORMATION

The accumulation unit values (“AUV”) and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for several variable annuity policies issued by Transamerica Premier Life Insurance Company within each subaccount class.

		Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Access VP High Yield FundSM	2017	$16.619129	$17.133946	1,353.564
Subaccount Inception Date September 6, 2007	2016	$15.497768	$16.619129	1,969.130
	2015	$15.729274	$15.497768	1,969.130
	2014	$15.623390	$15.729274	2,055.662
	2013	$14.435	$15.623390	2,013.093
	2012	$12.858	$14.435	2,013
	2011	$12.721	$12.858	2,005
	2010	$11.111	$12.721	0
	2009	$9.661	$11.111	2,018
	2008	$10.299	$9.661	3,869
ProFund VP Asia 30	2017	$7.575423	$9.903133	23.332
Subaccount Inception Date September 6, 2007	2016	$7.651125	$7.575423	24.269
	2015	$8.582427	$7.651125	70.173
	2014	$8.863088	$8.582427	61.995
	2013	$7.836	$8.863088	2,644.193
	2012	$6.898	$7.836	2,646
	2011	$9.605	$6.898	2,638
	2010	$8.572	$9.605	3,304
	2009	$5.650	$8.572	3,268
	2008	$11.680	$5.650	3,268
ProFund VP Basic Materials	2017	$10.962781	$13.261340	0.000
Subaccount Inception Date September 6, 2007	2016	$9.404269	$10.962781	0.000
	2015	$11.105706	$9.404269	0.000
	2014	$11.101778	$11.105706	0.000
	2013	$9.529	$11.101778	515.308
	2012	$8.929	$9.529	0
	2011	$10.824	$8.929	9,432
	2010	$8.484	$10.824	11,536
	2009	$5.311	$8.484	5,430
	2008	$11.115	$5.311	1,006
ProFund VP Bull	2017	$15.729291	$18.467834	394.858
Subaccount Inception Date June 12, 2006	2016	$14.579671	$15.729291	931.578
	2015	$14.888460	$14.579671	1,696.542
	2014	$13.577070	$14.888460	2,539.862
	2013	$10.636	$13.577070	1,860.603
	2012	$9.494	$10.636	1,784
	2011	$9.650	$9.494	111
	2010	$8.713	$9.650	3,836
	2009	$7.123	$8.713	17,395
	2008	$11.617	$7.123	0
ProFund VP Consumer Services	2017	$19.007034	$22.133947	0.000
Subaccount Inception Date September 6, 2007	2016	$18.543733	$19.007034	0.000
	2015	$18.005378	$18.543733	0.000
	2014	$16.274528	$18.005378	0.000
	2013	$11.827	$16.274528	0.000
	2012	$9.847	$11.827	0
	2011	$9.488	$9.847	1,715
	2010	$7.945	$9.488	7.945
	2009	$6.174	$7.945	1,043
	2008	$9.147	$6.174	0

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Emerging Markets	2017	$6.243088	$8.184804	1,490.720
Subaccount Inception Date September 6, 2007	2016	$5.716456	$6.243088	1,662.393
	2015	$7.031793	$5.716456	2,550.768
	2014	$7.401006	$7.031793	1,193.854
	2013	$8.040	$7.401006	6,246.187
	2012	$7.669	$8.040	6,720
	2011	$9.708	$7.669	7,167
	2010	$8.990	$9.708	3,165
	2009	$5.629	$8.990	5,652
	2008	$11.465	$5.629	90
ProFund VP Europe 30	2017	$7.653813	$9.014191	317.307
Subaccount Inception Date September 6, 2007	2016	$7.216230	$7.653813	492.456
	2015	$8.230652	$7.216230	1,375.628
	2014	$9.158446	$8.230652	0.000
	2013	$7.654	$9.158446	0.000
	2012	$6.673	$7.654	0
	2011	$7.444	$6.673	0
	2010	$7.373	$7.444	0
	2009	$5.665	$7.373	0
	2008	$10.285	$5.665	99
ProFund VP Falling U.S. Dollar	2017	$6.101369	$6.510353	0.000
Subaccount Inception Date September 6, 2007	2016	$6.587740	$6.101369	0.000
	2015	$7.441232	$6.587740	0.000
	2014	$8.654452	$7.441232	0.000
	2013	$8.978	$8.654452	0.000
	2012	$9.198	$8.978	0
	2011	$9.611	$9.198	85
	2010	$10.029	$9.611	86
	2009	$9.867	$10.029	86
	2008	$10.571	$9.867	0
ProFund VP Financials	2017	$8.560490	$9.953817	0.000
Subaccount Inception Date September 6, 2007	2016	$7.545428	$8.560490	0.000
	2015	$7.786316	$7.545428	0.000
	2014	$7.009399	$7.786316	0.000
	2013	$5.395	$7.009399	0.000
	2012	$4.397	$5.395	0
	2011	$5.187	$4.397	0
	2010	$4.753	$5.187	1,888
	2009	$4.201	$4.753	1,888
	2008	$8.634	$4.201	0
ProFund VP Government Money Market	2017	$9.014510	$8.870360	3,039.705
Subaccount Inception Date June 12, 2006	2016	$9.161003	$9.014510	1,586.087
	2015	$9.309948	$9.161003	2,177.681
	2014	$9.461649	$9.309948	6,688.320
	2013	$9.616	$9.461649	1,381.695
	2012	$9.773	$9.616	42,075
	2011	$9.932	$9.773	48,697
	2010	$10.094	$9.932	52,890
	2009	$10.257	$10.094	96,803
	2008	$10.340	$10.257	41,786
ProFund VP International	2017	$6.783797	$8.128687	1,151.181
Subaccount Inception Date September 6, 2007	2016	$6.959854	$6.783797	1,320.915
	2015	$7.333037	$6.959854	2,144.299
	2014	$8.111780	$7.333037	955.658
	2013	$6.900	$8.111780	4,424.042
	2012	$6.051	$6.900	3,693
	2011	$7.180	$6.051	967
	2010	$6.770	$7.180	4,725
	2009	$5.521	$6.770	12,367
	2008	$10.095	$5.521	0

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Japan	2017	$7.816716	$9.109155	0.000
Subaccount Inception Date September 6, 2007	2016	$7.912692	$7.816716	0.000
	2015	$7.601698	$7.912692	0.000
	2014	$7.485641	$7.601698	0.000
	2013	$5.133	$7.485641	0.000
	2012	$4.244	$5.133	0
	2011	$5.296	$4.244	0
	2010	$5.760	$5.296	0
	2009	$5.307	$5.760	0
	2008	$9.119	$5.307	0
ProFund VP Mid-Cap	2017	$15.040860	$16.785230	243.114
Subaccount Inception Date September 6, 2007	2016	$12.935825	$15.040860	386.856
	2015	$13.761674	$12.935825	243.114
	2014	$12.994867	$13.761674	1,802.591
	2013	$10.099	$12.994867	2,315.951
	2012	$8.886	$10.099	1,821
	2011	$9.427	$8.886	118
	2010	$7.725	$9.427	7.725
	2009	$5.909	$7.725	0
	2008	$9.747	$5.909	0
ProFund VP NASDAQ-100	2017	$24.626208	$31.585939	215.544
Subaccount Inception Date June 12, 2006	2016	$23.781558	$24.626208	215.544
	2015	$22.496934	$23.781558	571.398
	2014	$19.544427	$22.496934	204.758
	2013	$14.796	$19.544427	312.951
	2012	$12.941	$14.796	0
	2011	$12.965	$12.941	54
	2010	$11.145	$12.965	959
	2009	$7.453	$11.145	196
	2008	$13.173	$7.453	0
ProFund VP Oil & Gas	2017	$8.932826	$8.509252	0.000
Subaccount Inception Date September 6, 2007	2016	$7.311575	$8.932826	29.308
	2015	$9.699298	$7.311575	102.434
	2014	$11.061525	$9.699298	289.257
	2013	$9.063	$11.061525	290.182
	2012	$8.953	$9.063	176
	2011	$8.901	$8.953	995
	2010	$7.683	$8.901	2,775
	2009	$6.762	$7.683	1,596
	2008	$10.902	$6.762	738
ProFund VP Pharmaceuticals	2017	$16.721419	$18.154566	78.134
Subaccount Inception Date September 6, 2007	2016	$17.655834	$16.721419	78.475
	2015	$17.183676	$17.655834	157.749
	2014	$14.634050	$17.183676	0.000
	2013	$11.301	$14.634050	0.000
	2012	$10.271	$11.301	0
	2011	$8.990	$10.271	1,723
	2010	$9.095	$8.990	0
	2009	$7.909	$9.095	7
	2008	$9.988	$7.909	197
ProFund VP Precious Metals	2017	$4.316866	$4.471141	0.000
Subaccount Inception Date September 6, 2007	2016	$2.816059	$4.316866	0.000
	2015	$4.263138	$2.816059	0.000
	2014	$5.692036	$4.263138	139.588
	2013	$9.324	$5.692036	140.220
	2012	$11.092	$9.324	141
	2011	$13.957	$11.092	283
	2010	$10.673	$13.957	805
	2009	$8.017	$10.673	1,175
	2008	$11.770	$8.017	600

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Short Emerging Markets	2017	$3.422476	$2.429590	0.000
Subaccount Inception Date September 6, 2007	2016	$4.153329	$3.422476	0.000
	2015	$3.785788	$4.153329	0.000
	2014	$3.964386	$3.785788	0.000
	2013	$4.039	$3.964386	0.000
	2012	$4.722	$4.039	0
	2011	$4.337	$4.722	0
	2010	$5.405	$4.337	0
	2009	$10.712	$5.405	0
	2008	$8.235	$10.712	0
ProFund VP Short International	2017	$4.165029	$3.252016	0.000
Subaccount Inception Date September 6, 2007	2016	$4.498865	$4.165029	0.000
	2015	$4.752856	$4.498865	0.000
	2014	$4.699713	$4.752856	0.000
	2013	$6.048	$4.699713	0.000
	2012	$7.700	$6.048	0
	2011	$7.688	$7.700	0
	2010	$9.162	$7.688	0
	2009	$13.358	$9.162	0
	2008	$9.824	$13.358	0
ProFund VP Short NASDAQ-100	2017	$1.881494	$1.383710	0.000
Subaccount Inception Date September 6, 2007	2016	$2.126366	$1.881494	0.000
	2015	$2.485702	$2.126366	0.000
	2014	$3.134214	$2.485702	0.000
	2013	$4.513	$3.134214	0.000
	2012	$5.650	$4.513	0
	2011	$6.415	$5.650	0
	2010	$8.274	$6.415	0
	2009	$14.173	$8.274	133
	2008	$9.724	$14.173	0
ProFund VP Short Small-Cap	2017	$1.659433	$1.400722	0.000
Subaccount Inception Date June 12, 2006	2016	$2.151349	$1.659433	0.000
	2015	$2.204975	$2.151349	0.000
	2014	$2.469304	$2.204975	0.000
	2013	$3.651	$2.469304	0.000
	2012	$4.580	$3.651	0
	2011	$5.121	$4.580	0
	2010	$7.326	$5.121	0
	2009	$11.012	$7.326	0
	2008	$9.022	$11.012	1,047
ProFund VP Small-Cap	2017	$16.140217	$17.852218	232.474
Subaccount Inception Date June 12, 2006	2016	$13.707785	$16.140217	232.474
	2015	$14.856206	$13.707785	232.474
	2014	$14.736222	$14.856206	1,585.862
	2013	$10.919	$14.736222	1,808.789
	2012	$9.673	$10.919	1,769
	2011	$10.422	$9.673	88
	2010	$8.490	$10.422	1,225
	2009	$6.845	$8.490	2,215
	2008	$10.772	$6.845	0
ProFund VP Small-Cap Value	2017	$15.429629	$16.653986	0.000
Subaccount Inception Date September 6, 2007	2016	$12.178951	$15.429629	0.000
	2015	$13.497264	$12.178951	0.000
	2014	$12.966130	$13.497264	0.000
	2013	$9.573	$12.966130	388.334
	2012	$8.378	$9.573	0
	2011	$8.881	$8.378	0
	2010	$7.393	$8.881	0
	2009	$6.242	$7.393	0
	2008	$9.154	$6.242	0

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Telecommunications	2017	$11.066763	$10.656406	0.000
Subaccount Inception Date September 6, 2007	2016	$9.246424	$11.066763	0.000
	2015	$9.258136	$9.246424	0.000
	2014	$9.357971	$9.258136	0.000
	2013	$8.488	$9.357971	0.000
	2012	$7.405	$8.488	154
	2011	$7.389	$7.405	0
	2010	$6.493	$7.389	1,134
	2009	$6.150	$6.493	839
	2008	$9.533	$6.150	0
ProFund VP UltraSmall-Cap	2017	$13.510772	$16.641557	1,402.240
Subaccount Inception Date September 6, 2007	2016	$9.838033	$13.510772	1,402.240
	2015	$11.491488	$9.838033	1,402.240
	2014	$11.084878	$11.491488	1,402.240
	2013	$6.036	$11.084878	723.183
	2012	$4.738	$6.036	251
	2011	$5.934	$4.738	251
	2010	$4.063	$5.934	251
	2009	$2.947	$4.063	558
	2008	$8.859	$2.947	43,196
ProFund VP U.S. Government Plus	2017	$15.591498	$16.794390	0.000
Subaccount Inception Date September 6, 2007	2016	$15.896970	$15.591498	0.000
	2015	$17.125440	$15.896970	0.000
	2014	$12.763188	$17.125440	929.062
	2013	$16.039	$12.763188	0.000
	2012	$16.148	$16.039	0
	2011	$11.437	$16.148	0
	2010	$10.557	$11.437	0
	2009	$15.927	$10.557	0
	2008	$10.811	$15.927	0
ProFund VP Utilities	2017	$13.620175	$14.825351	140.551
Subaccount Inception Date September 6, 2007	2016	$12.030590	$13.620175	141.165
	2015	$13.065674	$12.030590	141.883
	2014	$10.550326	$13.065674	142.596
	2013	$9.464	$10.550326	143.242
	2012	$9.608	$9.464	121
	2011	$8.311	$9.608	2,034
	2010	$7.973	$8.311	237
	2009	$7.319	$7.973	1,970
	2008	$10.736	$7.319	89
TA AB Dynamic Allocation - Service Class	2017	$15.842593	$17.069899	32.339
Subaccount Inception Date May 1, 2003	2016	$15.789165	$15.842593	32.457
	2015	$16.117269	$15.789165	32.592
	2014	$15.550309	$16.117269	32.731
	2013	$14.788	$15.550309	32.865
	2012	$14.210	$14.788	130
	2011	$14.207	$14.210	131
	2010	$13.231	$14.207	506
	2009	$10.254	$13.231	449
	2008	$16.545	$10.254	484
TA Aegon Government Money Market - Service Class	2017	$9.272875	$9.123217	18,619.931
Subaccount Inception Date May 1, 2003	2016	$9.424997	$9.272875	18.736.814
	2015	$9.580043	$9.424997	20,044.413
	2014	$9.737636	$9.580043	17,092.094
	2013	$9.898	$9.737636	20,174.774
	2012	$10.062	$9.898	17,525
	2011	$10.227	$10.062	26,514
	2010	$10.395	$10.227	33,235
	2009	$10.565	$10.395	8,472
	2008	$10.512	$10.565	74,090

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon High Yield Bond - Service Class	2017	$19.985993	$21.080570	675.938
Subaccount Inception Date May 1, 2003	2016	$17.664846	$19.985993	694.398
	2015	$18.763133	$17.664846	629.696
	2014	$18.409069	$18.763133	1,085.972
	2013	$17.599	$18.409069	777.425
	2012	$15.278	$17.599	1,305
	2011	$14.856	$15.278	1,357
	2010	$13.463	$14.856	2,781
	2009	$9.318	$13.463	3,524
	2008	$12.709	$9.318	3,870
TA Aegon U.S. Government Securities - Service Class	2017	$12.295536	$12.381955	26.743
Subaccount Inception Date May 1, 2003	2016	$12.480409	$12.295536	79.825
	2015	$12.708635	$12.480409	207.257
	2014	$12.371324	$12.708635	231.999
	2013	$12.896	$12.371324	281.827
	2012	$12.502	$12.896	46
	2011	$11.845	$12.502	51
	2010	$11.552	$11.845	280
	2009	$11.270	$11.552	11,989
	2008	$10.665	$11.270	20,549
TA Barrow Hanley Dividend Focused - Service Class	2017	$25.700950	$29.363061	3,516.421
Subaccount Inception Date May 1, 2003	2016	$22.797664	$25.700950	3,842.443
	2015	$24.097241	$22.797664	4,170.447
	2014	$21.882869	$24.097241	6,535.744
	2013	$17.120	$21.882869	6,845.341
	2012	$15.613	$17.120	8,634
	2011	$15.490	$15.613	13,635
	2010	$14.294	$15.490	22,489
	2009	$12.778	$14.294	12,039
	2008	$19.700	$12.778	7,694
TA BlackRock Tactical Allocation - Service Class	2017	$10.484682	$11.519913	0.000
Subaccount Inception Date April 29, 2014	2016	$10.158647	$10.484682	53.640
	2015	$10.339156	$10.158647	55.321
	2014	$10.030461	$10.339156	56.951
TA Clarion Global Real Estate Securities - Service Class	2017	$24.724123	$27.002926	1,749.118
Subaccount Inception Date May 1, 2003	2016	$25.026155	$24.724123	1,889.977
	2015	$25.662898	$25.026155	2,714.277
	2014	$23.025328	$25.662898	2,509.579
	2013	$22.568	$23.025328	3,917.698
	2012	$18.357	$22.568	4,463
	2011	$19.853	$18.357	4,758
	2010	$17.502	$19.853	5,338
	2009	$13.376	$17.502	7,744
	2008	$23.647	$13.376	29,777
TA Greystone International Growth - Service Class(1)	2017	$19.948697	$24.921861	804.362
Subaccount Inception Date May 1, 2003	2016	$20.304130	$19.948697	1,005.145
	2015	$20.689397	$20.304130	1,974.748
	2014	$22.233747	$20.689397	1,381.372
	2013	$19.191	$22.233747	1,189.021
	2012	$16.008	$19.191	831
	2011	$18.123	$16.008	831
	2010	$16.701	$18.123	951
	2009	$12.838	$16.701	471
	2008	$20.246	$12.838	648

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Janus Balanced - Service Class	2017	$1.216518	$1.397090	0.000
Subaccount Inception Date November 19, 2009	2016	$1.187626	$1.216518	188.456
	2015	$1.205750	$1.187626	194.360
	2014	$1.136652	$1.205750	200.081
	2013	$0.971	$1.136652	206.050
	2012	$0.877	$0.971	4,326
	2011	$1.000	$0.877	10,064
	2010	$0.986	$1.000	74,349
	2009	$0.987	$0.986	0
TA Janus Mid-Cap Growth - Service Class	2017	$21.953200	$27.804693	2,262.962
Subaccount Inception Date May 1, 2003	2016	$22.840630	$21.953200	2,316.372
	2015	$24.507348	$22.840630	2,376.831
	2014	$24.977013	$24.507348	2,406.862
	2013	$18.288	$24.977013	2,407.778
	2012	$17.092	$18.288	3,208
	2011	$18.664	$17.092	7,015
	2010	$14.203	$18.664	377
	2009	$9.016	$14.203	378
	2008	$17.113	$9.016	412
TA Jennison Growth - Service Class	2017	$17.891241	$23.944172	4,887.678
Subaccount Inception Date April 29, 2010	2016	$18.538216	$17.891241	4,100.141
	2015	$16.959661	$18.538216	4,558.713
	2014	$15.702401	$16.959661	3,352.170
	2013	$11.625	$15.702401	2,970.909
	2012	$10.240	$11.625	4,933
	2011	$10.490	$10.240	5,495
	2010	$10.000	$10.490	5,496
TA JPMorgan Asset Allocation - Conservative - Service Class(2)	2017	$16.546093	$18.323688	16,245.440
Subaccount Inception Date May 1, 2003	2016	$16.124374	$16.546093	14,714.707
	2015	$16.749640	$16.124374	18,200.741
	2014	$16.700547	$16.749640	19,261.720
	2013	$15.561	$16.700547	17,772.525
	2012	$14.758	$15.561	28,515
	2011	$14.655	$14.758	40,148
	2010	$13.704	$14.655	44,504
	2009	$11.152	$13.704	75,176
	2008	$14.424	$11.152	83,187
TA JPMorgan Asset Allocation - Growth - Service Class(3)	2017	$20.255422	$24.784355	14,344.825
Subaccount Inception Date May 1, 2003	2016	$19.456231	$20.255422	15,371.544
	2015	$20.205025	$19.456231	16,501.066
	2014	$20.049774	$20.205025	21,047.475
	2013	$16.125	$20.049774	27,353.080
	2012	$14.585	$16.125	38,103
	2011	$15.721	$14.585	37,805
	2010	$13.939	$15.721	39,026
	2009	$10.937	$13.939	48,030
	2008	$18.456	$10.937	64,837
TA JPMorgan Asset Allocation - Moderate - Service Class(4)	2017	$18.192347	$20.782961	27,708.291
Subaccount Inception Date May 1, 2003	2016	$17.568348	$18.192347	28,260.757
	2015	$18.311752	$17.568348	30,877.011
	2014	$18.140529	$18.311752	33,339.023
	2013	$16.285	$18.140529	36,432.448
	2012	$15.173	$16.285	52,301
	2011	$15.377	$15.173	71,582
	2010	$14.192	$15.377	80,742
	2009	$11.432	$14.192	90,502
	2008	$15.746	$11.432	123,097

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Asset Allocation - Moderate Growth - Service Class(5)	2017	$19.429971	$22.841919	22,972.741
Subaccount Inception Date May 1, 2003	2016	$18.587408	$19.429971	25,315.844
	2015	$19.382467	$18.587408	27,451.437
	2014	$19.231630	$19.382467	33,314.822
	2013	$16.422	$19.231630	35,493.396
	2012	$15.125	$16.422	47,438
	2011	$15.732	$15.125	49,573
	2010	$14.227	$15.732	69,810
	2009	$11.310	$14.227	124,002
	2008	$17.140	$11.310	144,520
TA JPMorgan Core Bond - Service Class	2017	$14.076111	$14.321859	13,484.826
Subaccount Inception Date May 1, 2003	2016	$14.018942	$14.076111	13,172.547
	2015	$14.202718	$14.018942	13,158.675
	2014	$13.736226	$14.202718	12,711.940
	2013	$14.267	$13.736226	18,366.431
	2012	$13.845	$14.267	20,244
	2011	$13.123	$13.845	22,044
	2010	$12.352	$13.123	13,681
	2009	$11.479	$12.352	16,460
	2008	$11.086	$11.479	18,967
TA JPMorgan Enhanced Index - Service Class	2017	$24.245257	$28.818675	0.000
Subaccount Inception Date May 1, 2003	2016	$22.177811	$24.245257	0.000
	2015	$22.623999	$22.177811	0.000
	2014	$20.178499	$22.623999	0.000
	2013	$15.523	$20.178499	0.000
	2012	$13.593	$15.523	950
	2011	$13.751	$13.593	896
	2010	$12.171	$13.751	1,380
	2009	$9.567	$12.171	1,266
	2008	$15.566	$9.567	10,505
TA JPMorgan International Moderate Growth - Service Class(6)	2017	$9.908156	$11.840659	86.233
Subaccount Inception Date May 1, 2006	2016	$9.963947	$9.908156	88.495
	2015	$10.323055	$9.963947	154.519
	2014	$10.576809	$10.323055	156.596
	2013	$9.560	$10.576809	144.405
	2012	$8.640	$9.560	137
	2011	$9.498	$8.640	129
	2010	$8.758	$9.498	124
	2009	$6.883	$8.758	49
	2008	$10.988	$6.883	5,037
TA JPMorgan Mid Cap Value - Service Class	2017	$32.092308	$35.736588	0.000
Subaccount Inception Date May 1, 2003	2016	$28.545063	$32.092308	0.000
	2015	$29.894612	$28.545063	0.000
	2014	$26.427156	$29.894612	16.473
	2013	$20.433	$26.427156	16.664
	2012	$17.276	$20.433	459
	2011	$17.262	$17.276	459
	2010	$14.286	$17.262	460
	2009	$11.515	$14.286	460
	2008	$17.493	$11.515	528
TA JPMorgan Tactical Allocation - Service Class	2017	$14.281624	$15.245478	257.019
Subaccount Inception Date March 1, 2003	2016	$13.932671	$14.281624	292.825
	2015	$14.219664	$13.932671	296.604
	2014	$13.600169	$14.219664	11,724.930
	2013	$13.130	$13.600169	11,722.892
	2012	$12.420	$13.130	13,962
	2011	$12.204	$12.420	21,668
	2010	$12.457	$12.204	29,169
	2009	$12.182	$12.457	31,066
	2008	$12.988	$12.182	30,879

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$12.073420 $11.828246 $12.240052 $11.900651 $10.856 $10.181 $10.199 $9.366 $8.170 $10.000	$13.474228 $12.073420 $11.828246 $12.240052 $11.900651 $10.856 $10.181 $10.199 $9.366 $8.170	0.000 0.000 0.000 0.000 0.000 0 0 0 0 0
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$12.111929 $11.762084 $12.391706 $12.115099 $10.368 $9.448 $9.714 $8.738 $7.210 $10.000	$14.116933 $12.111929 $11.762084 $12.391706 $12.115099 $10.368 $9.448 $9.714 $8.738 $7.210	0.000 0.000 0.000 0.000 0.000 0 0 0 0 0
TA Morgan Stanley Capital Growth - Service Class Subaccount Inception Date May 1, 2003	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$26.332950 $27.453538 $25.039398 $24.060090 $16.538 $14.593 $15.778 $12.620 $10.056 $16.109	$37.115955 $26.332950 $27.453538 $25.039398 $24.060090 $16.538 $14.593 $15.778 $12.620 $10.056	398.514 371.857 351.143 528.818 356.484 2,459 2,468 2,821 4,950 4,928
TA Multi-Managed Balanced - Service Class Subaccount Inception Date May 1, 2003	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$22.425664 $21.177386 $21.540424 $19.815649 $17.106 $15.471 $15.157 $12.437 $10.038 $15.135	$25.111138 $22.425664 $21.177386 $21.540424 $19.815649 $17.106 $15.471 $15.157 $12.437 $10.038	4,322.147 4,528.281 4,866.282 5,250.814 3,954.652 5,291 5,718 5,605 2,716 2,788
TA PIMCO Tactical - Balanced - Service Class Subaccount Inception Date November 19, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.061381 $1.023770 $1.067847 $1.006637 $0.915 $0.921 $0.969 $1.020 $0.998	$1.169900 $1.061381 $1.023770 $1.067847 $1.006637 $0.915 $0.921 $0.969 $1.020	5,148.751 5,171.275 5,196.420 5,220.548 5,245.691 0 0 0 0
TA PIMCO Tactical - Conservative - Service Class Subaccount Inception Date November 19, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.013351 $0.981190 $1.018540 $0.952272 $0.895 $0.896 $0.984 $1.022 $0.997	$1.100574 $1.013351 $0.981190 $1.018540 $0.952272 $0.895 $0.896 $0.984 $1.022	1,037.056 994.408 2,726.602 2,745.796 2,650.728 2,291 1.901 1,837 0

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Tactical - Growth - Service Class Subaccount Inception Date November 19, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.012502 $0.981356 $1.033259 $0.987191 $0.859 $0.867 $0.998 $1.021 $0.996	$1.143804 $1.012502 $0.981356 $1.033259 $0.987191 $0.859 $0.867 $0.998 $1.021	0.000 0.000 0.000 0.000 0.000 0 0 0 0
TA PIMCO Total Return - Service Class Subaccount Inception Date May 1, 2003	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$13.987240 $13.874127 $14.030468 $13.668885 $14.290 $13.535 $12.986 $12.344 $10.840 $11.369	$14.399973 $13.987240 $13.874127 $14.030468 $13.668885 $14.290 $13.535 $12.986 $12.344 $10.840	5,470.773 5,466.601 6,106.199 4,619.361 38,691.069 28,319 26,969 18,579 17,692 22,484
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount Inception Date December 9, 2011	2017 2016 2015 2014 2013 2012 2011	$10.995024 $10.887689 $11.334944 $11.120949 $10.558 $10.052 $10.000	$12.082377 $10.995024 $10.887689 $11.334944 $11.120949 $10.558 $10.052	0.000 0.000 0.000 0.000 0.000 0 0
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date December 9, 2011	2017 2016 2015 2014 2013 2012 2011	$11.581718 $11.545249 $12.556300 $12.364749 $10.788 $9.884 $10.000	$13.707809 $11.581718 $11.545249 $12.556300 $12.364749 $10.788 $9.884	33.963 52.089 109.923 105.709 100.648 466 976
TA Small Mid Cap Value - Service Class Subaccount Inception Date May 3, 2004	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$32.130835 $27.034863 $28.253333 $27.369304 $20.451 $17.916 $18.747 $14.653 $10.423 $17.974	$36.434050 $32.130835 $27.034863 $28.253333 $27.369304 $20.451 $17.916 $18.747 $14.653 $10.423	4,400.742 4,684.928 8,605.902 14,663.106 13,751.003 4,839 5,096 1,721 4,681 6,483
TA T. Rowe Price Small Cap - Service Class Subaccount Inception Date May 1, 2003	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$35.269869 $32.297038 $32.137493 $30.747950 $21.750 $19.158 $19.184 $14.546 $10.689 $17.086	$42.340214 $35.269869 $32.297038 $32.137493 $30.747950 $21.750 $19.158 $19.184 $14.546 $10.689	2,669.841 2,432.046 2,698.551 2,159.596 2,490.328 1,989 1,993 1,881 1,819 4,020

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Torray Concentrated Growth - Service Class Subaccount Inception Date April 30, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$24.101713 $23.008209 $23.825342 $22.067534 $16.890 $14.697 $15.328 $13.107 $10.000	$29.500345 $24.101713 $23.008209 $23.825342 $22.067534 $16.890 $14.697 $15.328 $13.107	992.862 958.286 988.358 1,421.144 1,916.652 1,181 1,836 766 1,549
TA WMC US Growth - Service Class Subaccount Inception Date May 1, 2003	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$23.427117 $23.222603 $22.142081 $20.307509 $15.623 $14.072 $14.888 $12.882 $10.159 $19.187	$29.699968 $23.427117 $23.222603 $22.142081 $20.307509 $15.623 $14.072 $14.888 $12.882 $10.159	6,240.779 6,019.448 5,985.776 5,795.511 5,741.113 6,642 13,156 13,877 18,127 19,707

Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$17.241566 $16.015101 $16.190338 $16.018027 $14.741 $13.079 $12.889 $11.213 $9.711 $10.312	$17.845705 $17.241566 $16.015101 $16.190338 $16.018027 $14.741 $13.079 $12.889 $11.213 $9.711	482.267 421.223 387.534 1,250.055 1,300.029 1,096 2,468 2,827 5,636 9,535
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$7.859401 $7.906778 $8.834223 $9.087185 $8.003 $7.017 $9.732 $8.651 $5.680 $11.695	$10.314809 $7.859401 $7.906778 $8.834223 $9.087185 $8.003 $7.017 $9.732 $8.651 $5.680	2,638.181 266.387 100.470 100.721 277.639 293 1,001 2,277 2,924 2,269
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$11.373813 $9.718556 $11.431615 $11.382553 $9.731 $9.083 $10.967 $8.562 $5.339 $11.129	$13.812744 $11.373813 $9.718556 $11.431615 $11.382553 $9.731 $9.083 $10.967 $8.562 $5.339	495.207 797.024 2,666.414 3,582.278 4,267.146 5,155 6,280 8,864 13,220 5,569

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Bull Subaccount Inception Date June 12, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$16.398309 $15.140146 $15.399942 $13.988223 $10.915 $9.704 $9.825 $8.837 $7.195 $11.689	$19.329166 $16.398309 $15.140146 $15.399942 $13.988223 $10.915 $9.704 $9.825 $8.837 $7.195	0.000 0.000 0.000 0.000 0.000 661 459 12,828 14,594 0
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$19.719116 $19.162953 $18.533363 $16.685803 $12.079 $10.017 $9.613 $8.018 $6.207 $9.159	$23.053631 $19.719116 $19.162953 $18.533363 $16.685803 $12.079 $10.017 $9.613 $8.018 $6.207	788.633 2,122.139 2,019.129 1,610.783 1,845.508 1,978 1,790 111 111 124
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$6.477164 $5.907522 $7.238168 $7.588195 $8.210 $7.801 $9.837 $9.073 $5.658 $11.480	$8.525094 $6.477164 $5.907522 $7.238168 $7.588195 $8.210 $7.801 $9.837 $9.073 $5.658	3,614.488 1,720.653 1,905.144 1,519.163 8,043.726 12,045 17,491 26,628 26,037 1,530
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$7.940701 $7.457322 $8.472119 $9.389993 $7.816 $6.788 $7.543 $7.441 $5.695 $10.298	$9.388903 $7.940701 $7.457322 $8.472119 $9.389993 $7.816 $6.788 $7.543 $7.441 $5.695	2,166.104 426.760 0.000 0.000 0.000 0 0 0 0 0
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$6.330023 $6.807772 $7.659483 $8.873207 $9.168 $9.356 $9.738 $10.121 $9.919 $10.585	$6.780957 $6.330023 $6.807772 $7.659483 $8.873207 $9.168 $9.356 $9.738 $10.121 $9.919	0.000 0.000 0.000 0.000 0.000 0 0 0 0 0
ProFund VP Financials Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$8.881532 $7.797674 $8.014927 $7.186805 $5.509 $4.472 $5.255 $4.797 $4.223 $8.645	$10.367795 $8.881532 $7.797674 $8.014927 $7.186805 $5.509 $4.472 $5.255 $4.797 $4.223	2,214.346 1,336.262 1,093.896 2,264.334 2,250.100 2,083 1,542 2,803 3,947 9,748

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Government Money Market Subaccount Inception Date June 12, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$9.397498 $9.512717 $9.629330 $9.747704 $9.868 $9.990 $10.112 $10.237 $10.361 $10.404	$9.283668 $9.397498 $9.512717 $9.629330 $9.747704 $9.868 $9.990 $10.112 $10.237 $10.361	167.437 16.971 3,854.377 3,538.648 4,410.155 16,467 22,220 14,337 53,286 41,923
ProFund VP International Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$7.038121 $7.192417 $7.548215 $8.316913 $7.047 $6.155 $7.275 $6.833 $5.550 $10.108	$8.466654 $7.038121 $7.192417 $7.548215 $8.316913 $7.047 $6.155 $7.275 $6.833 $5.550	1,524.901 1,240.881 1,241.252 1,241.586 1,241.931 2,331 1,519 13,696 10,609 622
ProFund VP Japan Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$8.109647 $8.177019 $7.824724 $7.674920 $5.242 $4.317 $5.366 $5.813 $5.334 $9.131	$9.487757 $8.109647 $8.177019 $7.824724 $7.674920 $5.242 $4.317 $5.366 $5.813 $5.334	47.995 806.464 1,453.267 336.574 568.365 54 212 56 0 0
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$15.604450 $13.367871 $14.165304 $13.323344 $10.314 $9.039 $9.551 $7.796 $5.940 $9.759	$17.482796 $15.604450 $13.367871 $14.165304 $13.323344 $10.314 $9.039 $9.551 $7.796 $5.940	659.763 692.797 167.441 1,636.434 1,878.201 1,199 1,041 224 2,202 203
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$25.673420 $24.695555 $23.269606 $20.136156 $15.184 $13.227 $13.200 $11.303 $7.529 $13.254	$33.058776 $25.673420 $24.695555 $23.269606 $20.136156 $15.184 $13.227 $13.200 $11.303 $7.529	1,041.355 1,035.087 |944.402 428.594 118.058 168 326 729 151 51
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$9.267697 $7.555880 $9.983858 $11.341160 $9.255 $9.108 $9.019 $7.754 $6.797 $10.916	$8.863031 $9.267697 $7.555880 $9.983858 $11.341160 $9.255 $9.108 $9.019 $7.754 $6.797	14,412.621 14,730.394 11,520.152 13,219.224 8,281.657 8,600 4,363 3,101 6,576 7,587

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$17.347807 $18.245297 $17.687451 $15.003801 $11.541 $10.448 $9.109 $9.179 $7.950 $10.001	$18.908855 $17.347807 $18.245297 $17.687451 $15.003801 $11.541 $10.448 $9.109 $9.179 $7.950	415.897 1,120.952 1,330.528 753.065 2,899.129 2,755 2,755 2,755 2,755 2,755
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$4.478816 $2.910248 $4.388318 $5.836043 $9.522 $11.283 $14.141 $10.771 $8.059 $11.785	$4.657155 $4.478816 $2.910248 $4.388318 $5.836043 $9.522 $11.283 $14.141 $10.771 $8.059	3,884.176 3,884.838 2,758.432 5,894.305 6,835.924 8,188 8,317 8,964 8,937 9,877
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$3.550712 $4.292019 $3.896822 $4.064605 $4.125 $4.803 $4.395 $5.454 $10.769 $8.246	$2.530589 $3.550712 $4.292019 $3.896822 $4.064605 $4.125 $4.803 $4.395 $5.454 $10.769	0.000 1,875.755 0.000 0.000 0.000 0 0 0 304 536
ProFund VP Short International Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$4.321121 $4.649141 $4.892275 $4.818524 $6.176 $7.833 $7.790 $9.246 $13.428 $9.836	$3.387203 $4.321121 $4.649141 $4.892275 $4.818524 $6.176 $7.833 $7.790 $9.246 $13.428	0.000 0.000 234.156 0.000 0.000 0 0 314 643 330
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.952036 $2.197419 $2.558646 $3.213479 $4.609 $5.747 $6.500 $8.350 $14.247 $9.736	$1.441251 $1.952036 $2.197419 $2.558646 $3.213479 $4.609 $5.747 $6.500 $8.350 $14.247	2,849.449 0.000 0.000 0.000 0.000 0 0 10 6 273
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.730061 $2.234104 $2.280773 $2.544132 $3.747 $4.682 $5.214 $7.430 $11.124 $9.077	$1.466094 $1.730061 $2.234104 $2.280773 $2.544132 $3.747 $4.682 $5.214 $7.430 $11.124	995.376 996.124 0.000 0.000 0.000 0 0 965 0 385

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$16.826838 $14.234850 $15.366659 $15.182532 $11.206 $9.888 $10.612 $8.610 $6.915 $10.839	$18.685006 $16.826838 $14.234850 $15.366659 $15.182532 $11.206 $9.888 $10.612 $8.610 $6.915	352.774 0.000 0.000 974.891 1,235.515 1,236 1,623 0 0 0
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$16.007821 $12.585755 $13.893181 $13.293920 $9.777 $8.522 $8.998 $7.461 $6.274 $9.166	$17.346145 $16.007821 $12.585755 $13.893181 $13.293920 $9.777 $8.522 $8.998 $7.461 $6.274	373.701 740.166 0.000 0.000 510.842 249 514 0 622 194
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$11.481400 $9.555234 $9.529676 $9.594502 $8.668 $7.533 $7.487 $6.553 $6.182 $9.545	$11.099241 $11.481400 $9.555234 $9.529676 $9.594502 $8.668 $7.533 $7.487 $6.553 $6.182	183.803 918.532 107.196 1,479.787 1,731.165 1,731 1,624 0 0 0
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$14.017486 $10.166954 $11.828882 $11.365382 $6.165 $4.820 $6.012 $4.101 $2.962 $8.870	$17.333702 $14.017486 $10.166954 $11.828882 $11.365382 $6.165 $4.820 $6.012 $4.101 $2.962	847.768 1,229.380 1,178.303 1,178.487 920.449 0 6,000 892 915 0
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$16.175307 $16.427469 $17.627230 $13.085493 $16.379 $16.425 $11.587 $10.655 $16.010 $10.824	$17.491890 $16.175307 $16.427469 $17.627230 $13.085493 $16.379 $16.425 $11.587 $10.655 $16.010	0.000 389.428 333.615 607.583 282.528 354 80 835 559 4,336
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$14.130275 $12.432216 $13.448689 $11.365382 $9.665 $9.773 $8.420 $8.047 $7.358 $10.750	$15.441190 $14.130275 $12.432216 $13.448689 $11.365382 $9.665 $9.773 $8.420 $8.047 $7.358	1,889.723 932.640 661.296 2,274.329 1,900.410 2,112 3,446 4,380 6,349 12,249

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA AB Dynamic Allocation - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$16.724028 $16.602192 $16.880460 $16.222539 $15.367 $14.708 $14.647 $13.587 $10.488 $16.856	$18.090629 $16.724028 $16.602192 $16.880460 $16.222539 $15.367 $14.708 $14.647 $13.587 $10.488	1,210.377 1,301.376 4,762.942 5,372.243 7,993.121 9,500 9,735 10,533 11,740 10,563
TA Aegon Government Money Market - Initial Class Subaccount Inception Date February 24, 1989	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$9.788434 $9.909951 $10.033313 $10.158210 $10.285 $10.413 $10.543 $10.674 $10.806 $10.710	$9.668414 $9.788434 $9.909951 $10.033313 $10.158210 $10.285 $10.413 $10.543 $10.674 $10.806	12,867.379 13,297.801 16,885.629 18.305.289 18,953.112 32,652 38,884 45,354 103,132 200,127
TA Aegon High Yield Bond - Initial Class Subaccount Inception Date May 1, 2003	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$21.098184 $18.574689 $19.651847 $19.205131 $18.288 $15.814 $15.316 $13.825 $9.532 $12.948	$22.341365 $21.098184 $18.574689 $19.651847 $19.205131 $18.288 $15.814 $15.316 $13.825 $9.532	5,361.484 5,048.605 7,210.641 7,988.834 7,993.103 8,978 10,752 13,216 15,388 2,865
TA Aegon U.S. Government Securities - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$12.979579 $13.123008 $13.310385 $12.906104 $13.401 $12.940 $12.211 $11.863 $11.527 $10.866	$13.122319 $12.979579 $13.123008 $13.310385 $12.906104 $13.401 $12.940 $12.211 $11.863 $11.527	6,804.510 6,832.269 8,117.767 8,603.600 13,001.686 15,139 21,054 23,932 36,254 47,219
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date May 1, 1996	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$27.130782 $23.971519 $25.238243 $22.828804 $17.790 $16.160 $15.969 $14.679 $13.070 $20.071	$31.118731 $27.130782 $23.971519 $25.238243 $22.828804 $17.790 $16.160 $15.969 $14.679 $13.070	18,486.480 19,997.725 22,039.688 24,608.355 23,287.965 25,997 32,852 42,118 26,963 22,771
TA BlackRock Tactical Allocation - Service Class Subaccount Inception Date April 29, 2014	2017 2016 2015 2014	$10.595860 $10.226074 $10.366798 $10.030569	$11.687948 $10.595860 $10.226074 $10.366798	18,311.153 18,313.873 4,524.426 4,531.336

CONDENSED FINANCIAL INFORMATION — (Continued)

		Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Clarion Global Real Estate Securities - Initial Class	2017	$26.099711	$28.617606	2,889.910
Subaccount Inception Date May 1, 1998	2016	$26.314905	$26.099711	3,062.825
	2015	$26.878185	$26.314905	3,738.769
	2014	$24.020804	$26.878185	3,971.722
	2013	$23.451	$24.020804	6,155.521
	2012	$19.000	$23.451	5,872
	2011	$20.467	$19.000	7,812
	2010	$17.973	$20.467	12,798
	2009	$13.682	$17.973	17,325
	2008	$24.092	$13.682	20,459
TA Greystone International Growth - Initial Class(1)	2017	$21.059071	$26.412670	7,464.260
Subaccount Inception Date January 2, 1997	2016	$21.350137	$21.059071	9,173.394
	2015	$21.669572	$21.350137	9,458.965
	2014	$23.195370	$21.669572	7,443.617
	2013	$19.942	$23.195370	7,502.846
	2012	$16.568	$19.942	6,907
	2011	$18.684	$16.568	10,574
	2010	$17.150	$18.684	12,168
	2009	$13.132	$17.150	13,857
	2008	$20.628	$13.132	16,652
TA Janus Balanced - Service Class	2017	$1.251155	$1.442540	17,842.995
Subaccount Inception Date November 19, 2009	2016	$1.216636	$1.251155	19,644.790
	2015	$1.230340	$1.216636	20,561.363
	2014	$1.155268	$1.230340	517.636
	2013	$0.983	$1.155268	522.752
	2012	$0.885	$0.983	0
	2011	$1.004	$0.885	2,883
	2010	$0.986	$1.004	4,146
	2009	$0.987	$0.986	0
TA Janus Mid-Cap Growth - Initial Class	2017	$23.174748	$29.467427	8,521.895
Subaccount Inception Date March 1, 1993	2016	$24.016871	$23.174748	9,637.197
	2015	$25.667912	$24.016871	10,890.223
	2014	$26.056784	$25.667912	12,328.204
	2013	$19.004	$26.056784	17,747.236
	2012	$17.690	$19.004	20,321
	2011	$19.242	$17.690	25,872
	2010	$14.585	$19.242	10,346
	2009	$9.223	$14.585	12,267
	2008	$17.435	$9.223	13,831
TA Jennison Growth - Initial Class	2017	$18.368320	$24.679429	1,801.648
Subaccount Inception Date April 29, 2010	2016	$18.957841	$18.368320	4,258.974
	2015	$17.275280	$18.957841	4,921.364
	2014	$15.931659	$17.275280	1,624.898
	2013	$11.749	$15.931659	1,601.295
	2012	$10.308	$11.749	4,627
	2011	$10.518	$10.308	7,020
	2010	$10.000	$10.518	13,104
TA JPMorgan Asset Allocation - Conservative - Initial Class(2)	2017	$17.466589	$19.419279	29,814.946
Subaccount Inception Date May 1, 2002	2016	$16.954591	$17.466589	27,540.812
	2015	$17.542703	$16.954591	35,854.993
	2014	$17.422419	$17.542703	34,881.067
	2013	$16.170	$17.422419	47,731.955
	2012	$15.274	$16.170	65,687
	2011	$15.109	$15.274	81,782
	2010	$14.072	$15.109	127,129
	2009	$11.407	$14.072	154,247
	2008	$14.696	$11.407	180,123

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Asset Allocation - Growth - Initial Class(3) Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$21.382388 $20.458108 $21.161798 $20.916525 $16.756 $15.096 $16.208 $14.313 $11.187 $18.803	$26.266332 $21.382388 $20.458108 $21.161798 $20.916525 $16.756 $15.096 $16.208 $14.313 $11.187	59,516.732 65,591.026 77,018.547 90,797.841 102,221.589 110,844 134,198 185,650 213,409 211,114
TA JPMorgan Asset Allocation - Moderate - Initial Class(4) Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$19.204397 $18.472897 $19.178762 $18.924634 $16.922 $15.704 $15.853 $14.574 $11.693 $16.042	$22.025539 $19.204397 $18.472897 $19.178762 $18.924634 $16.922 $15.704 $15.853 $14.574 $11.693	73,463.946 74,465.619 91,888.822 102,151.284 119,907.622 153,426 171,416 230,029 319,053 419,164
TA JPMorgan Asset Allocation - Moderate Growth - Initial Class(5) Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$20.511004 $19.544537 $20.300271 $20.062981 $17.064 $15.655 $16.219 $14.610 $11.568 $17.462	$24.207750 $20.511004 $19.544537 $20.300271 $20.062981 $17.064 $15.655 $16.219 $14.610 $11.568	103,753.257 124,122.811 153,659.611 176,805.587 187,363.671 220,277 252,440 325,148 393,321 449,321
TA JPMorgan Core Bond - Initial Class Subaccount Inception Date February 24, 1989	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$14.859152 $14.740705 $14.875144 $14.329943 $14.825 $14.330 $13.529 $12.684 $11.741 $11.295	$15.178148 $14.859152 $14.740705 $14.875144 $14.329943 $14.825 $14.330 $13.529 $12.684 $11.741	5,681.929 8,820.771 9,610.727 12,557.672 20,211.781 27,729 39,168 51,067 56,962 54,437
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$25.593215 $23.318934 $23.694427 $21.050037 $16.130 $14.068 $14.177 $12.497 $9.785 $15.858	$30.540715 $25.593215 $23.318934 $23.694427 $21.050037 $16.130 $14.068 $14.177 $12.497 $9.785	2,919.308 3,667.349 3,762.416 3,533.826 3,480.636 3,266 4,372 2,934 6,261 3,103
TA JPMorgan International Moderate Growth - Initial Class(6) Subaccount Inception Date May 1, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$10.334658 $10.352061 $10.682925 $10.902412 $9.815 $8.836 $9.675 $8.886 $6.957 $11.061	$12.398992 $10.334658 $10.352061 $10.682925 $10.902412 $9.815 $8.836 $9.675 $8.886 $6.957	804.425 765.577 676.710 748.835 268.001 515 586 594 4,299 4,968

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Mid Cap Value - Initial Class Subaccount Inception Date May 3, 1999	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$33.877710 $30.014858 $31.310104 $27.569522 $21.233 $17.881 $17.796 $14.671 $11.778 $17.822	$37.873341 $33.877710 $30.014858 $31.310104 $27.569522 $21.233 $17.881 $17.796 $14.671 $11.778	1,984.386 4,533.406 4,613.220 4,697.210 5,008.767 5,273 5,368 5,445 6,082 6,987
TA JPMorgan Tactical Allocation - Initial Class Subaccount Inception Date March 1, 1994	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$15.076293 $14.650202 $14.893120 $14.188206 $13.644 $12.855 $12.582 $12.792 $12.461 $13.232	$16.157201 $15.076293 $14.650202 $14.893120 $14.188206 $13.644 $12.855 $12.582 $12.792 $12.461	13,758.797 15,516.537 15,960.498 16,252.051 25,436.277 32,123 38,376 46,199 50,967 68,758
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$12.493326 $12.191567 $12.566340 $12.169791 $11.058 $10.329 $10.307 $9.428 $8.192 $10.000	$13.997781 $12.493326 $12.191567 $12.566340 $12.169791 $11.058 $10.329 $10.307 $9.428 $8.192	0.000 0.000 0.000 0.000 0.000 0 0 0 0 0
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$12.533183 $12.123404 $12.722058 $12.389096 $10.561 $9.586 $9.817 $8.795 $7.230 $10.000	$14.665459 $12.533183 $12.123404 $12.722058 $12.389096 $10.561 $9.586 $9.817 $8.795 $7.230	4,040.291 4,040.291 4,976.160 4,976.160 4,976.160 0 322 324 593 599
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date May 3, 1999	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$27.798043 $28.867204 $26.225110 $25.100234 $17.185 $15.104 $16.267 $12.960 $10.286 $16.412	$39.335198 $27.798043 $28.867204 $26.225110 $25.100234 $17.185 $15.104 $16.267 $12.960 $10.286	1,537.449 1,694.630 2,022.713 1,742.858 2,195.825 2,187 3,820 4,127 4,167 6,889
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$23.673047 $22.267577 $22.560120 $20.672020 $17.775 $16.013 $15.626 $12.771 $10.268 $15.419	$26.612329 $23.673047 $22.267577 $22.560120 $20.672020 $17.775 $16.013 $15.626 $12.771 $10.268	13,894.535 20,943.165 21,482.692 24,063.076 25,537.838 20,844 22,503 23,815 10,340 11,628

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Tactical - Balanced - Service Class Subaccount Inception Date November 19, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.091586 $1.048770 $1.089615 $1.023106 $0.926 $0.929 $0.973 $1.021 $0.998	$1.207934 $1.091586 $1.048770 $1.089615 $1.023106 $0.926 $0.929 $0.973 $1.021	7,848.076 7,932.145 8,166.398 7,736.255 7,285.562 6,802 5,032 1,552 0
TA PIMCO Tactical - Conservative - Service Class Subaccount Inception Date November 19, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.042207 $1.005160 $1.039307 $0.967874 $0.906 $0.904 $0.989 $1.023 $0.997	$1.136378 $1.042207 $1.005160 $1.039307 $0.967874 $0.906 $0.904 $0.989 $1.023	2,313.066 2,325.962 0.000 0.000 0.000 0 0 10,813 0
TA PIMCO Tactical - Growth - Service Class Subaccount Inception Date November 19, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.041313 $1.005321 $1.054324 $1.003354 $0.870 $0.875 $1.002 $1.022 $0.996	$1.180993 $1.041313 $1.005321 $1.054324 $1.003354 $0.870 $0.875 $1.002 $1.022	0.000 .000 0.000 0.000 0.000 0 0 10,813 0
TA PIMCO Total Return - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$14.765346 $14.588449 $14.694741 $14.259691 $14.849 $14.009 $13.388 $12.676 $11.088 $11.583	$15.260945 $14.765346 $14.588449 $14.694741 $14.259691 $14.849 $14.009 $13.388 $12.676 $11.088	6,501.005 7,677.673 14,257.517 19,175.653 20,515.685 28,848 40,246 65,364 64,311 65,814
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount Inception Date December 9, 2011	2017 2016 2015 2014 2013 2012 2011	$11.216649 $11.063543 $11.472675 $11.211769 $10.602 $10.054 $10.000	$12.374480 $11.216649 $11.063543 $11.472675 $11.211769 $10.602 $10.054	0.000 0.000 0.000 0.000 0.000 0 0
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date December 9, 2011	2017 2016 2015 2014 2013 2012 2011	$11.815181 $11.731739 $12.708875 $12.465721 $10.833 $9.886 $10.000	$14.039213 $11.815181 $11.731739 $12.708875 $12.465721 $10.833 $9.886	304.431 306.115 307.974 267.920 227.828 184 2,040
TA Small/Mid Cap Value - Initial Class Subaccount Inception Date October 1, 2004	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$33.782132 $28.312701 $29.472228 $28.437628 $21.166 $18.469 $19.249 $14.986 $10.618 $18.239	$38.457401 $33.782132 $28.312701 $29.472228 $28.437628 $21.166 $18.469 $19.249 $14.986 $10.618	18,117.933 19,452.460 22,028.426 23,008.063 28,042.436 14,183 25,912 29,024 30,909 21,750

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.25%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA T. Rowe Price Small Cap - Initial Class Subaccount Inception Date May 3, 1999	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$37.232087 $33.960015 $33.659194 $32.077056 $22.601 $19.829 $19.777 $14.937 $10.933 $17.407	$44.871856 $37.232087 $33.960015 $33.659194 $32.077056 $22.601 $19.829 $19.777 $14.937 $10.933	2,797.316 2,782.547 2,638.755 3,137.874 6,592.513 6,157 8,110 8,252 12,648 13,169
TA Torray Concentrated Growth - Initial Class Subaccount Inception Date April 30, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$24.841459 $23.621295 $24.363882 $22.477511 $17.136 $14.853 $15.429 $13.141 $10.000	$30.525536 $24.841459 $23.621295 $24.363882 $22.477511 $17.136 $14.853 $15.429 $13.141	912.660 917.946 1,060.690 1,531.660 2,974.979 3,893 4,263 4,466 4,735
TA WMC US Growth - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$24.730474 $24.418340 $23.190541 $21.185372 $16.234 $14.564 $15.349 $13.229 $10.391 $19.548	$31.475766 $24.730474 $24.418340 $23.190541 $21.185372 $16.234 $14.564 $15.349 $13.229 $10.391	24,438.152 28,148.848 29,425.648 33,965.934 46,388.327 56,959 68,119 60,607 71,804 85,639

1)	Effective May 1, 2018, TA MFS International Equity was renamed TA Greystone International Growth.

2)	Effective February 1, 2018, TA Asset Allocation - Conservative was renamed TA JPMorgan Asset Allocation - Conservative.

3)	Effective February 1, 2018, TA Asset Allocation - Growth was renamed TA JPMorgan Asset Allocation - Growth.

4)	Effective February 1, 2018, TA Asset Allocation – Moderate Growth was renamed TA JPMorgan Asset Allocation – Moderate Growth.

5)	Effective February 1, 2018, TA Asset Allocation - Moderate was renamed TA JPMorgan Asset Allocation - Moderate.

6)	Effective February 1, 2018, TA International Moderate Growth was renamed TA JPMorgan International Moderate Growth.

APPENDIX C

POLICY FORM NUMBER WL18

If you are an existing policy owner of policy Form Number WL18, the information provided in “Appendix C” hereby amends and/or replaces the corresponding information contained in the prospectus.

The following hereby amends, and to the extent inconsistent replaces, the corresponding SUMMARY section of the prospectus:

The Annuity Policy

You can also direct money to the fixed account. Amounts in the fixed account earn interest annually at a fixed rate that is guaranteed by us never to be less than 3%, and may be more.

For an additional charge, you may select a compounding/monthly step-up death benefit. You may also add an Additional Earnings Rider that may provide a supplemental death benefit. You may only add the compounding/monthly step-up benefit and/or the Additional Earnings Rider when you purchase the policy. See DEATH BENEFIT, for details concerning these death benefit options. Subject to compliance with applicable law, we may at any time discontinue offering any optional rider described in this prospectus.

If you have already added the Guaranteed Minimum Income Benefit Rider to your policy, please read your rider carefully. This rider is no longer available for sale. See “Appendix D.”

Expenses

During the accumulation period, we deduct a daily mortality and expense risk charge of 1.00% annually (1.25% if you select the compounding/monthly step-up death benefit) and a daily administrative charge of 0.40% annually from the money you have invested in the subaccounts.

The value of the assets in each subaccount will reflect the fees and expenses paid by the underlying fund portfolios. The lowest and highest fund expenses for the previous calendar year are found in the “ANNUITY POLICY FEE TABLE” section of this prospectus. See the prospectuses for the underlying fund portfolios for more information.

Death Benefit

Under Option A, the death benefit proceeds will be the greatest of:

•	the annuity value as of the death report day, or

•	the excess of (a) the amount of premiums paid as of the death report day, less (b) any amount withdrawn from this policy to pay for partial surrenders; or

•	the highest annuity value as of any monthiversary prior to the annuitant’s 81st birthday. The highest annuity value will be increased for premiums made and decreased for adjusted partial surrenders taken following the date of the monthiversary on which the highest annuity value occurs.

Under Option B, the death benefit proceeds will be the greatest of:

•	the death benefit proceeds as determined under Option A above; or

•	total premiums paid for this policy, less any adjusted partial surrenders, accumulated at 6% interest per annum from the date of payment or partial surrender until the earlier of (a) the date of death, or (b) the date of the annuitant’s 90th birthday.

•	the highest annuity value as of any monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premiums made and decreased for adjusted partial surrenders taken following the date of the monthiversary on which the highest annuity value occurs.

POLICY FORM NUMBER WL18 — (Continued)

Other Information

•	Compounding/Monthly Step-Up Death Benefit: You may add this feature for an additional charge. You must select this feature on your application. This feature is not available to annuitants age 81 or older on the policy date. This feature ensures that any death benefit payable on the death of an owner who is the annuitant will be the greater of:

•	Compounding Death Benefit: total premium payments paid for this policy, plus interest at an effective annual rate of 6% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 6% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 90th birthday, or

•	Monthly Step-Up Death Benefit: the highest annuity value on any monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the monthiversary on which the highest annuity value occurs.

•	Additional Earnings Rider: You may add this rider for an additional charge only when you purchase the policy, if you, a joint owner and the annuitant are age 75 or younger. It may provide you with a supplemental death benefit to help offset the taxes typically due on annuity death benefits. The Additional Earnings Rider may continue with the policy if the surviving spouse elects to continue the policy. If the Additional Earnings Rider is attached to a policy with multiple beneficiaries, and the death benefit proceeds are payable to the beneficiaries, then each beneficiary may choose individually whether to receive any benefit under the Additional Earnings Rider as of the death report day (and thereby terminate the rider), or continue the rider (with fees) and have any benefit under the Additional Earnings Rider paid on that beneficiary’s death. We recommend that you consult your tax advisor before you purchase this rider.

The following hereby amends, and to the extent inconsistent replaces, the corresponding ANNUITY POLICY FEE TABLE section of the prospectus:

Periodic Charges other than Portfolio Expenses

Annual Policy Charge	$30 per policy yearly
Special Service Fee	$0-$25
Separate Account Annual Expenses (as a % of average separate account value during the accumulation period)
Under Standard Death Benefit:
Mortality and Expense Risk Charge(1)	1.00%
Administrative Charge(1)	0.40%
Total Separate Account Annual Expenses	1.40%
With Compounding/Monthly Step-Up Death Benefit Rider Added:
Mortality and Expense Risk Charge	1.25%
Administrative Charge(1)	0.40%
Total Separate Account Annual Expenses	1.65%
Additional Earnings Rider Charge (optional)	0.35%
Guaranteed Minimum Income Benefit Rider(2) (No Longer Available)
Current	0.35%
Maximum	0.50%

(1)These charges are assessed on your assets in each subaccount. They do not apply to the fixed account. The mortality and expense risk charge of 1.00% applies when you have selected the standard death benefit. If you select the compounding/monthly step-up death benefit, then the mortality and expense risk charge will increase to 1.25%. These charges apply only during the accumulation period. After the maturity date, if you elect a variable annuity payment option, we will deduct a daily separate account annuitization charge from your subaccount assets equal to an annual rate of 1.40% in place of the mortality and expense risk and administrative charges.

(2)This rider is no longer available. The annual rider charge is a percentage of the minimum annuitization value. If you choose to upgrade the rider, the charge for the rider after the upgrade is currently 0.35%, but, we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of the annuity value in each account. If the annuity value on any rider anniversary exceeds the rider charge threshold (guaranteed 2.0) times the minimum annuitization value, we will waive the rider charge otherwise payable on that rider anniversary. If you later choose to annuitize under a variable annuity payment option of this rider, we will impose a guaranteed minimum payment fee equal to an annual rate of 1.10% of the daily net asset values in the subaccounts. This charge is assessed in addition to the mortality and expense risk charge of 1.40% annually that is set on the date you annuitize under the rider. We may change the guaranteed minimum payment fee in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.10%. See “Appendix D.”

Range of Expenses for the Portfolios

Total Annual Portfolio Operating Expenses	Lowest	Highest
Total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses	0.33%	3.09%

POLICY FORM NUMBER WL18 — (Continued)

Example of Highest Charges(1)	1 Year	3 Years	5 Years	10 Years
If you surrender the policy at the end of the applicable time period.	$1,214	$2,141	$2964	$5111
If you annuitize* or remain invested in the policy at the end of the applicable time period.	$ 514	$1,541	$2,564	$5,111

*You cannot annuitize your policy before your policy’s fifth anniversary.

For information concerning compensation paid for the sale of the policies, see OTHER INFORMATION – Distribution of the Policies.

(1)The Example does not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The annual policy charge of $30 is reflected as an annual charge that is determined by dividing the total annual policy charges collected during the previous calendar year by the total average net assets attributable to the policy during that year. Different fees and expenses not reflected in the Example may be assessed after you annuitize under a variable annuity payout option.

Please remember that the Example is an illustration and does not represent past or future expenses. Your actual expenses may be higher or lower than those shown. Similarly, your rate of return may be more or less than the 5% assumed in the Example.

The following hereby amends, and to the extent inconsistent replaces, the corresponding sections of the prospectus:

THE ANNUITY POLICY

The policy also contains a fixed account. Unless otherwise required by state law, we will limit your allocation or transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000. The fixed account offers an interest rate that is guaranteed by us to equal at least 3% per year.

ANNUITY PAYMENTS (THE INCOME PHASE)

Payment Option B — Life Income: Fixed Payments.

•	No Period Certain — We will make level payments only during the annuitant’s lifetime; or

•	10 or 20 Years Certain — We will make level payments for the longer of the annuitant’s lifetime or 10 or 20 years; or

•	Guaranteed Return of Annuity Proceeds — We will make level payments for the longer of the annuitant’s lifetime or until the total dollar amount of payments we made to you equals the annuity proceeds.

IF:

•	you choose Fixed Installments, Life Income with 10 or 20 Years Certain, Life Income with Guaranteed Return of Annuity Proceeds, or Variable Life Income with 10 Years Certain; and

•	the person receiving payments dies prior to the end of the guaranteed period;

THEN:

•	the remaining guaranteed payments will be continued to that person’s beneficiary, or their value (determined at the date of death) may be paid in a single sum.

PURCHASE

Allocation of Premium Payments

Unless otherwise required by state law, we will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

INVESTMENT CHOICES

The Fixed Account

We guarantee that the interest credited to the fixed account will not be less than 3% per year. We have no formula for determining fixed account current interest rates. We establish the interest rate, at our sole discretion, for each premium payment or transfer into the fixed account. Rates are guaranteed for at least one year, but will never be less than 3% per year.

Unless otherwise required by state law, we will limit allocations and transfers to the fixed account if the fixed account value following the allocation or transfer would exceed $500,000.

EXPENSES

Mortality and Expense Risk Charge

POLICY FORM NUMBER WL18 — (Continued)

The mortality and expense risk charge is equal, on an annual basis, to 1.00% of the average daily net assets that you have invested in each subaccount. If you add the compounding/monthly step-up death benefit, the mortality and expense risk charge increases to 1.25%.

DEATH BENEFIT

Standard Death Benefit (Option A)

Death benefit provisions may differ from state to state. The death benefit proceeds may be paid as a lump sum; as substantially equal payments while the policy continues in the accumulation period for a specified number of years; as annuity payments; or as otherwise permitted by the Company in accordance with applicable law.

If an owner who is the annuitant dies before the maturity date and if the death benefit proceeds are payable, the standard death benefit proceeds will be the greatest of:

•	the annuity value of your policy on the death report day;

•	the total premium payments you make to the policy as of the death report day, reduced by partial surrenders; or

•	the monthly step-up: On each monthiversary, a new “stepped-up” death benefit is determined. The stepped-up death benefit is equal to the highest annuity value on any monthiversary before the annuitant’s 81st birthday, increased for any premium payments you have made and decreased by the adjusted partial surrenders for any partial surrenders we have paid to you, following the monthiversary on which the highest annuity value occurs.

The standard death benefit proceeds are not payable after the maturity date.

Compounding/Monthly Step-Up Death Benefit (Option B)

On the policy application, you may add the compounding/monthly step-up death benefit to the policy for an additional charge. This option is not available to annuitants age 81 or older on the policy date. This death benefit option is only payable during the accumulation period and is not payable after the maturity date. You may not select this option after the policy has been issued.

If an owner who is the annuitant dies during the accumulation period and if the death benefit proceeds are payable, then the compounding/monthly step up death benefit proceeds are the greatest of:

•	the standard death benefit;

•	the compounding death benefit: This benefit equals total premium payments, plus interest at an effective annual rate of 6% (in most states) from the date of the premium payment to the date of death, less any adjusted partial surrender(s), including interest on any partial surrender at the 6% rate from the date of partial surrender to the date of death. Interest is not credited after the annuitant’s 90th birthday; or

•	The monthly step-up death benefit: This benefit equals the highest annuity value on any monthiversary prior to the annuitant’s 90th birthday. The highest annuity value will be increased for premium payments you have made and decreased for any adjusted partial surrenders we have paid to you following the monthiversary on which the highest annuity value occurs.

If you select this option, then the mortality and expense risk charge will increase to 1.25%.

Effect of Adjusted Partial Surrender on Certain Death Benefits

When you request a partial surrender, we will reduce certain death benefits under the policy by an “adjusted partial surrender.” Adjusted partial surrenders will reduce the compounding/monthly step-up death benefit, if selected, and the monthly step-up in the standard death benefit.

A partial surrender will reduce the compounding/monthly step-up death benefit by the amount of the partial surrender times the ratio of:

•	the amount of the compounding and/or monthly step-up death benefit on the same date as, but immediately before the processing of the partial surrender, to

•	the annuity value immediately before the partial surrender.

We have included a more detailed explanation of this adjustment in the SAI.

If the compounding and/or monthly step-up death benefit is greater than the annuity value prior to the partial surrender, the adjusted partial surrender may be more than the amount of your request. For this reason, if a death benefit is paid after you have made a partial surrender, then the total of that partial surrender and the death benefit could be less than the death benefit immediately before you have made a partial surrender. If the compounding/monthly step-up death benefit is less than the annuity value prior to the partial surrender, the adjusted partial surrender will reduce the death benefit dollar for dollar.

POLICY FORM NUMBER WL18 — (Continued)

Alternate Payment Elections Before the Maturity Date

If the deceased annuitant was an owner, and one or more beneficiaries chooses one of the above options instead of a lump sum payment, we will “reset” the age used in the death benefit provisions under the new option as of the death report day, so that the death benefit is based on the age of the particular new annuitant (i.e., the beneficiary). As a result, the phrase “the monthiversary nearest the annuitant’s 81st birthday” will refer to the age of the particular beneficiary. If the beneficiary is over age 81 on the death report day of the first deceased owner, then we will calculate the death benefit paid on the death of the particular beneficiary by taking the highest annuity value (i.e., the annuity value as of the death report day) and adding any subsequent premium payments and subtracting the total partial surrenders following the death report day of the first deceased owner. This option applies to both spousal and non-spousal beneficiaries.

Additional Earnings Rider

The optional Additional Earnings Rider may pay an Additional Earnings Rider Amount when an owner who is the annuitant dies and death benefit proceeds are paid under your policy. In order to buy this rider:

•	you must purchase it when we issue the policy;

•	you must be both the owner and annuitant (except in the case of a trust or employer-sponsored plan); and

•	you, a joint owner and the annuitant must be age 75 or younger.

POLICY FORM NUMBER WL18 — (Continued)

CONDENSED FINANCIAL INFORMATION

The accumulation unit values (“AUV”) and the number of accumulation units outstanding for each subaccount from the date of inception are shown in the following tables. The number of accumulation units combines the units outstanding for several variable annuity policies issued by Transamerica Premier Life Insurance Company within each subaccount class.

		Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Access VP High Yield FundSM	2017	$16.619129	$17.133946	20,327.327
Subaccount Inception Date September 6, 2007	2016	$15.497768	$16.619129	20,219.786
	2015	$15.729274	$15.497768	21,275.253
	2014	$15.623390	$15.729274	39,340.026
	2013	$14.435	$15.623390	54,866.094
	2012	$12.858	$14.435	52,063
	2011	$12.721	$12.858	52,032
	2010	$11.111	$12.721	44,386
	2009	$9.661	$11.111	111,285
	2008	$10.299	$9.661	143,800
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2017	$20.728860	$24.795776	125,384.002
Subaccount Inception Date May 1, 2000	2016	$19.558105	$20.728860	135,842.649
	2015	$19.798610	$19.558105	149,963.380
	2014	$18.024628	$19.798610	183,739.050
	2013	$13.991	$18.024628	208,185.863
	2012	$12.247	$13.991	236,090
	2011	$12.805	$12.247	283,090
	2010	$11.132	$12.805	300,937
	2009	$8.353	$11.132	395,802
	2008	$14.817	$8.353	448,337
Fidelity VIP Equity-Income Portfolio – Service Class 2	2017	$19.246924	$21.330723	58,068.634
Subaccount Inception Date May 1, 2000	2016	$16.620313	$19.246924	64,290.119
	2015	$17.642352	$16.620313	66,988.09
	2014	$16.531666	$17.642352	85,171.408
	2013	$13.146	$16.531666	101,927.334
	2012	$11.417	$13.146	114,455
	2011	$11.529	$11.417	131,816
	2010	$10.198	$11.529	159,474
	2009	$7.981	$10.198	218,932
	2008	$14.188	$7.981	234,559
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	2017	$13.479130	$17.793219	27,539.987
Subaccount Inception Date May 1, 2000	2016	$13.692295	$13.479130	28,232.853
	2015	$13.212256	$13.692295	28,474.501
	2014	$11.996940	$13.212256	32,219.872
	2013	$8.866	$11.996940	36,067.881
	2012	$7.554	$8.866	46,886
	2011	$7.530	$7.554	64,150
	2010	$6.199	$7.530	66,874
	2009	$4.332	$6.199	93,088
	2008	$9.816	$4.332	93,500
ProFund VP Asia 30	2017	$7.575423	$9.903133	56,274.333
Subaccount Inception Date September 6, 2007	2016	$7.651125	$7.575423	13,569.919
	2015	$8.582427	$7.651125	38,840.478
	2014	$8.863088	$8.582427	52,271.637
	2013	$7.836	$8.863088	107,770.790
	2012	$6.898	$7.836	87,165
	2011	$9.605	$6.898	145,513
	2010	$8.572	$9.605	186,505
	2009	$5.650	$8.572	118,964
	2008	$11.680	$5.650	133,168

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$10.962781 $9.404269 $11.105706 $11.101778 $9.529 $8.929 $10.824 $8.484 $5.311 $11.115	$13.261340 $10.962781 $9.404269 $11.105706 $11.101778 $9.529 $8.929 $10.824 $8.484 $5.311	31,797.526 28,755.233 33,478.298 42,916.250 23,354.158 46,342 96,822 169,768 62,053 77,570
ProFund VP Bull Subaccount Inception Date June 12, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$15.729291 $14.579671 $14.888460 $13.577070 $10.636 $9.494 $9.650 $8.713 $7.123 $11.617	$18.467834 $15.729291 $14.579671 $14.888460 $13.577070 $10.636 $9.494 $9.650 $8.713 $7.123	91,791.776 103,945.004 113,447.494 244,422.329 100,648.233 100,915 48,201 47,363 49,785 11,908
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$19.007034 $18.543733 $18.005378 $16.274528 $11.827 $9.847 $9.488 $7.945 $6.174 $9.147	$22.133947 $19.007034 $18.543733 $18.005378 $16.274528 $11.827 $9.847 $9.488 $7.945 $6.174	24,913.819 31,509.870 60,731.799 42,663.266 44,451.175 24,877 123,299 101,954 0 63
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$6.243088 $5.716456 $7.031793 $7.401006 $8.040 $7.669 $9.708 $8.990 $5.629 $11.465	$8.184804 $6.243088 $5.716456 $7.031793 $7.401006 $8.040 $7.669 $9.708 $8.990 $5.629	213,057.609 96,324.078 112,463.243 123,394.443 205,477.042 153,854 146,538 245,145 250,328 122,965
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$7.653813 $7.216230 $8.230652 $9.158446 $7.654 $6.673 $7.444 $7.373 $5.665 $10.285	$9.014191 $7.653813 $7.216230 $8.230652 $9.158446 $7.654 $6.673 $7.444 $7.373 $5.665	75,423.428 57,625.010 55,083.565 37,114.865 14,648.905 2,283 7,370 12,946 21,252 14,939
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$6.101369 $6.587740 $7.441232 $8.654452 $8.978 $9.198 $9.611 $10.029 $9.867 $10.571	$6.510353 $6.101369 $6.587740 $7.441232 $8.654452 $8.978 $9.198 $9.611 $10.029 $9.867	1,078.179 1,108.861 1,193.849 1,488.568 1,735.951 1,756 6,227 6,253 7,176 8,743

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Financials Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$8.560490 $7.545428 $7.786316 $7.009399 $5.395 $4.397 $5.187 $4.753 $4.201 $8.634	$9.953817 $8.560490 $7.545428 $7.786316 $7.009399 $5.395 $4.397 $5.187 $4.753 $4.201	66,837.321 27,607.203 37,651.733 85,431.235 121,894.167 50,125 54,249 82,631 54,467 39,943
ProFund VP Government Money Market Subaccount Inception Date June 12, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$9.014510 $9.161003 $9.309948 $9.461649 $9.616 $9.773 $9.932 $10.094 $10.257 $10.340	$8.870360 $9.014510 $9.161003 $9.309948 $9.461649 $9.616 $9.773 $9.932 $10.094 $10.257	191,624.257 129,009.800 154,562.733 316,169.663 197,561.314 274,940 378,241 390,448 414,606 339,573
ProFund VP International Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$6.783797 $6.959854 $7.333037 $8.111780 $6.900 $6.051 $7.180 $6.770 $5.521 $10.095	$8.128687 $6.783797 $6.959854 $7.333037 $8.111780 $6.900 $6.051 $7.180 $6.770 $5.521	52,677.859 56,041.455 38,157.133 18,059.278 115,712.347 147,102 30,708 67,091 37,470 14,818
ProFund VP Japan Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$7.816716 $7.912692 $7.601698 $7.485641 $5.133 $4.244 $5.296 $5.760 $5.307 $9.119	$9.109155 $7.816716 $7.912692 $7.601698 $7.485641 $5.133 $4.244 $5.296 $5.760 $5.307	20,338.799 20,562.099 23,568.766 23,207.236 28,150.338 934 3,245 52 111 789
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$15.040860 $12.935825 $13.761674 $12.994867 $10.099 $8.886 $9.427 $7.725 $5.909 $9.747	$16.785230 $15.040860 $12.935825 $13.761674 $12.994867 $10.099 $8.886 $9.427 $7.725 $5.909	21,507.333 28,157.616 30,413.942 85,759.421 105,552.033 133,645 48,837 67,137 34,598 22,289
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$24.626208 $23.781558 $22.496934 $19.544427 $14.796 $12.941 $12.965 $11.145 $7.453 $13.173	$31.585939 $24.626208 $23.781558 $22.496934 $19.544427 $14.796 $12.941 $12.965 $11.145 $7.453	108,847.655 73,092.422 82,509.509 75,302.344 60,591.913 56,217 79,755 118,747 88,470 13,331

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$$8.932826 7.311575 $9.699298 $11.061525 $9.063 $8.953 $8.901 $7.683 $6.762 $10.902	$8.509252 $8.932826 $7.311575 $9.699298 $11.061525 $9.063 $8.953 $8.901 $7.683 $6.762	46,033.599 181,336.524 103,427.523 136,876.064 125,906.301 147,829 197,153 301,188 118,904 139,407
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$16.721419 $17.655834 $17.183676 $14.634050 $11.301 $10.271 $8.990 $9.095 $7.909 $9.988	$18.154566 $16.721419 $17.655834 $17.183676 $14.634050 $11.301 $10.271 $8.990 $9.095 $7.909	69,487.155 114,599.943 148,325.625 90,692.188 40,647.003 26,228 123,537 9,086 11,516 77,547
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$4.316866 $2.816059 $4.263138 $5.692036 $9.324 $11.092 $13.957 $10.673 $8.017 $11.770	$4.471141 $4.316866 $2.816059 $4.263138 $5.692036 $9.324 $11.092 $13.957 $10.673 $8.017	95,436.020 91,135.895 70,728.593 59,283.314 86,031.228 118,401 134,985 129,862 133,867 101,666
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$3.422476 $4.153329 $3.785788 $3.964386 $4.039 $4.722 $4.337 $5.405 $10.712 $8.235	$2.429590 $3.422476 $4.153329 $3.785788 $3.964386 $4.039 $4.722 $4.337 $5.405 $10.712	2,533.516 2,838.028 4,579.664 5,293.290 6,754.061 8,545 9,795 8,468 11,825 20,508
ProFund VP Short International Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$4.165029 $4.498865 $4.752856 $4.699713 $6.048 $7.700 $7.688 $9.162 $13.358 $9.824	$3.252016 $4.165029 $4.498865 $4.752856 $4.699713 $6.048 $7.700 $7.688 $9.162 $13.358	729.030 937.437 1,480.756 1,288.510 4,118.602 5,774 9,173 5,767 14,371 28,949
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.881494 $2.126366 $2.485702 $3.134214 $4.513 $5.650 $6.415 $8.274 $14.173 $9.724	$1.383710 $1.881494 $2.126366 $2.485702 $3.134214 $4.513 $5.650 $6.415 $8.274 $14.173	90,463.906 72,379.994 12,636.127 27,635.836 3,296.939 62,886 35,577 22,782 21,052 17,739

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.659433 $2.151349 $2.204975 $2.469304 $3.651 $4.580 $5.121 $7.326 $11.012 $9.022	$1.400722 $1.659433 $2.151349 $2.204975 $2.469304 $3.651 $4.580 $5.121 $7.326 $11.012	28,719.181 34,513.559 37,786.809 4,165.128 19,753.140 22,806 6,626 5,486 25,301 34,064
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$16.140217 $13.707785 $14.856206 $14.736222 $10.919 $9.673 $10.422 $8.490 $6.845 $10.772	$17.852218 $16.140217 $13.707785 $14.856206 $14.736222 $10.919 $9.673 $10.422 $8.490 $6.845	7,545.545 38,253.695 42,161.956 80,174.247 76,138.302 84,901 29,550 142,704 27,788 27,613
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$15.429629 $12.178951 $13.497264 $12.966130 $9.573 $8.378 $8.881 $7.393 $6.242 $9.154	$16.653986 $15.429629 $12.178951 $13.497264 $12.966130 $9.573 $8.378 $8.881 $7.393 $6.242	26,342.610 60,978.668 8,955.646 36,479.147 64,067.817 31,318 28,847 16,890 49,563 6,291
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$11.066763 $9.246424 $9.258136 $9.357971 $8.488 $7.405 $7.389 $6.493 $6.150 $9.533	$10.656406 $11.066763 $9.246424 $9.258136 $9.357971 $8.488 $7.405 $7.389 $6.493 $6.150	32,463.044 75,429.090 41,693.000 38,924.639 40,696.078 138,344 10,511 89,573 4,458 10,824
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$13.510772 $9.838033 $11.491488 $11.084878 $6.036 $4.738 $5.934 $4.063 $2.947 $8.859	$16.641557 $13.510772 $9.838033 $11.491488 $11.084878 $6.036 $4.738 $5.934 $4.063 $2.947	26,342.610 62,906.968 57,060.738 63,744.560 100,196.161 89,567 149,771 59,527 98,365 104,946
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$15.591498 $15.896970 $17.125440 $12.763188 $16.039 $16.148 $11.437 $10.557 $15.927 $10.811	$16.794390 $15.591498 $15.896970 $17.125440 $12.763188 $16.039 $16.148 $11.437 $10.557 $15.927	12,181.392 9,125.432 14,254.774 24,584.574 19,296.881 33,635 62,951 24,380 25,733 120,590

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$13.620175 $12.030590 $13.065674 $10.550326 $9.464 $9.608 $8.311 $7.973 $7.319 $10.736	$14.825351 $13.620175 $12.030590 $13.065674 $10.550326 $9.464 $9.608 $8.311 $7.973 $7.319	63,773.435 97,771.431 44,894.722 46,542.153 39,372.678 119,926 318,334 99,122 159,417 25,743
TA AB Dynamic Allocation - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$15.852864 $15.763173 $16.035463 $15.441514 $14.644 $14.026 $14.003 $13.024 $10.083 $16.237	$17.115770 $15.852864 $15.763173 $16.035463 $15.441514 $14.644 $14.026 $14.003 $13.024 $10.083	32,529.993 43,102.442 60,469.628 76,465.328 76,315.596 92,591 155,452 186,373 170,658 158,563
TA Aegon Government Money Market - Initial Class Subaccount Inception Date November 29, 1999	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$10.067355 $10.232463 $10.400786 $10.571874 $10.746 $10.924 $11.103 $11.285 $11.457 $11.374	$9.904868 $10.067355 $10.232463 $10.400786 $10.571874 $10.746 $10.924 $11.103 $11.285 $11.457	354,109.350 496,487.037 509,570.951 555,248.848 697,142.471 695,943 1,130,322 973,339 1,043,030 1,789,061
TA Aegon High Yield Bond - Initial Class Subaccount Inception Date May 1, 2003	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$20.634523 $18.184342 $19.299354 $18.867402 $17.992 $15.584 $15.119 $13.668 $9.436 $12.824	$21.811478 $20.634523 $18.184342 $19.299354 $18.867402 $17.992 $15.584 $15.119 $13.668 $9.436	75,028.565 75,884.528 88,399.177 108,054.441 148,526.241 320,815 323,812 489,968 398,013 82,539
TA Aegon U.S. Government Securities - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$13.445970 $13.626328 $13.837491 $13.440149 $13.974 $13.511 $12.763 $12.426 $12.091 $11.416	$13.579743 $13.445970 $13.626328 $13.837491 $13.440149 $13.974 $13.511 $12.763 $12.426 $12.091	116,647.354 136,566.229 125,210.870 144,626.178 197,277.194 248,599 290,944 313,010 459,002 690,575
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date November 29, 1999	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$25.803252 $22.823862 $24.065576 $21.808597 $17.021 $15.487 $15.323 $14.103 $12.576 $19.338	$29.555866 $25.803252 $22.823862 $24.065576 $21.808597 $17.021 $15.487 $15.323 $14.103 $12.576	315,201.685 359,787.910 424,053.875 484,644.717 540,874.757 574,657 672,391 785,180 628,283 529,547

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA BlackRock Tactical Allocation - Service Class Subaccount Inception Date April 29, 2014	2017 2016 2015 2014	$10.484682 $10.158647 $10.339156 $10.030461	$11.519913 $10.484682 $10.158647 $10.339156	38,302.821 49,444.921 52,138.677 54,515.686
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date November 29, 1999	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$39.532690 $39.933520 $40.838267 $36.553808 $35.764 $29.027 $31.300 $27.507 $20.957 $36.974	$43.294938 $39.532690 $39.933520 $40.838267 $36.553808 $35.764 $29.027 $31.300 $27.507 $20.957	97,758.594 114,331.377 127,351.878 164,113.689 179,606.110 179,455 203,154 226,189 238,001 276,442
TA Greystone International Growth - Initial Class Subaccount Inception Date November 29, 1999(1)	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$11.030430 $11.203159 $11.379357 $12.198316 $10.500 $8.738 $9.875 $9.084 $6.960 $10.934	$13.808555 $11.060430 $11.203159 $11.379357 $12.198316 $10.500 $8.738 $9.875 $9.084 $6.960	415,390.839 370,544.116 417,891.023 531,695.237 556,068.238 560,653 567,932 741,405 941,960 1,253,718
TA Janus Balanced - Service Class Subaccount Inception Date November 19, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.216518 $1.187626 $1.205750 $1.136652 $0.971 $0.877 $1.000 $0.986 $0.987	$1.397090 $1.216518 $1.187626 $1.205750 $1.136652 $0.971 $0.877 $1.000 $0.986	523,739.513 243,957.081 251,298.638 249,842.136 189,218.606 158,820 170,774 170,032 47,571
TA Janus Mid-Cap Growth - Initial Class Subaccount Inception Date November 29, 1999	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$10.924144 $11.335594 $12.133232 $12.331658 $9.009 $8.396 $9.148 $6.944 $4.397 $8.321	$13.865046 $10.924144 $11.335594 $12.133232 $12.331658 $9.009 $8.396 $9.148 $6.944 $4.397	375,198.855 506,043.472 581,793.699 743,172.049 895,758.062 1,028,194 1,331,826 716,023 717,337 671,764
TA Jennison Growth - Initial Class Subaccount Inception Date April 29, 2010	2017 2016 2015 2014 2013 2012 2011 2010	$18.181034 $18.789942 $17.145051 $15.849752 $11.700 $10.274 $10.509 $10.000	$24.404630 $18.181034 $18.789942 $17.145051 $15.849752 $11.700 $10.274 $10.509	134,985.080 139,758.743 240,006.364 223,230.231 160,131.682 160,158 191,554 180,413
TA JPMorgan Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002(2)	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$16.043634 $15.587090 $16.160556 $16.075391 $14.941 $14.134 $13.996 $13.060 $10.601 $13.673	$17.805789 $16.043634 $15.587090 $16.160556 $16.075391 $14.941 $14.134 $13.996 $13.060 $10.601	563,339.924 618,038.168 725,455.174 1,048,372.914 1,162,359.598 1,538,409 1,724,585 1,990,376 2,337,177 2,519,671

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002(3)	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$17.435650 $16.707296 $17.317313 $17.135351 $13.735 $12.401 $13.327 $11.785 $9.228 $15.540	$21.379041 $17.435650 $16.707296 $17.317313 $17.135351 $13.735 $12.401 $13.327 $11.785 $9.228	704,401.111 806,287.007 891,369.257 1,124,746.296 1,217,044.968 1,360,581 1,650,915 1,853,568 2,464,126 2,849,910
TA JPMorgan Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002(4)	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$17.048011 $16.415122 $17.066060 $16.880666 $15.118 $14.044 $14.192 $13.070 $10.510 $14.432	$19.533992 $17.048011 $16.415122 $17.066060 $16.880666 $15.118 $14.044 $14.192 $13.070 $10.510	1,240,608.275 1,376,095.756 1,612,644.708 2,250,800.813 2,439,754.658 2,715,303 3,130,208 3,675,064 4,403,842 5,065,555
TA JPMorgan Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002(5)	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$17.521362 $16.715401 $17.379349 $17.223145 $14.665 $13.474 $13.977 $12.603 $9.996 $15.114	$20.646348 $17.521362 $16.715401 $17.379349 $17.223145 $14.665 $13.474 $13.977 $12.603 $9.996	1,011,714.695 1,135,763.605 1,343,091.039 2,004,021.973 2,477,015.676 2,629,140 2,893,677 3,203,691 3,658,506 4,231,945
TA JPMorgan Core Bond - Initial Class Subaccount Inception Date November 29, 1999	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$18.591967 $18.456343 $18.646599 $17.995768 $18.636 $18.046 $17.059 $16.021 $14.861 $14.308	$18.960954 $18.591967 $18.456343 $18.646599 $17.995768 $18.636 $18.046 $17.059 $16.021 $14.861	271,657.573 248,835.278 286,063.668 377,242.477 374,331.640 562,455 600,344 561,723 482,427 426,816
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$21.139262 $19.296691 $19.629609 $17.474676 $13.404 $11.712 $11.817 $10.429 $8.181 $13.274	$25.196504 $21.139262 $19.296691 $19.629609 $17.474676 $13.404 $11.712 $11.817 $10.429 $8.181	177,941.542 123,018.270 127,187.086 121,107.626 94,807.809 99,899 86,377 81,192 96,076 103,358
TA JPMorgan International Moderate Growth - Initial Class Subaccount Inception Date May 1, 2006(6)	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$10.168471 $10.211225 $10.552880 $10.778093 $9.720 $8.759 $9.612 $8.842 $6.930 $11.029	$12.182776 $10.168471 $10.211225 $10.552880 $10.778093 $9.720 $8.759 $9.612 $8.842 $6.930	47,797.698 54,541.210 57,953.942 73,176.512 93,019.680 105,770 127,621 125,506 174,908 203,768

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Mid Cap Value - Initial Class Subaccount Inception Date November 29, 1999	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$32.460460 $28.793012 $30.091293 $26.532191 $20.460 $17.257 $17.195 $14.212 $11.428 $17.309	$36.238115 $32.460460 $28.793012 $30.091293 $26.532191 $20.460 $17.257 $17.195 $14.212 $11.428	46,742.029 52,908.970 63,928.933 88,074.738 101,028.383 132,183 152,317 175,377 207,777 246,515
TA JPMorgan Tactical Allocation - Initial Class Subaccount Inception Date November 29,1999	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$22.273766 $21.673859 $22.055169 $21.045413 $20.276 $19.135 $18.769 $19.100 $18.634 $19.841	$23.830571 $22.273766 $21.673859 $22.055169 $21.045413 $20.276 $19.135 $18.769 $19.100 $18.634	173,219.561 198,239.036 220,766.353 276,267.223 298,778.576 336,544 418,876 489,889 629,914 692,681
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$12.073420 $11.828246 $12.240052 $11.900651 $10.856 $10.181 $10.199 $9.366 $8.170 $10.000	$13.474228 $12.073420 $11.828246 $12.240052 $11.900651 $10.856 $10.181 $10.199 $9.366 $8.170	61,522.401 63,583.762 71,375.235 94,650.510 41,608.964 18,429 6,485 3,527 0 0
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$12.111929 $11.762084 $12.391706 $12.115099 $10.368 $9.448 $9.714 $8.738 $7.210 $10.000	$14.116933 $12.111929 $11.762084 $12.391706 $12.115099 $10.368 $9.448 $9.714 $8.738 $7.210	69,609.542 69,447.379 75,291.008 64,216.047 32,891.797 19,262 13,804 18,217 24,300 0
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date November 29, 1999	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$25.677717 $26.704675 $24.282888 $23.285583 $15.966 $14.047 $15.158 $12.091 $9.609 $15.350	$36.275322 $25.677717 $26.704675 $24.282888 $23.285583 $15.966 $14.047 $15.158 $12.091 $9.609	137,420.747 151,220.747 208,908.889 203,880.440 169,179.809 179,448 235,771 267,069 286,146 331,681
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$22.189722 $20.908418 $21.207936 $19.454913 $16.746 $15.123 $14.776 $12.101 $9.739 $14.646	$24.916620 $22.189722 $20.908418 $21.207936 $19.454913 $16.746 $15.123 $14.776 $12.101 $9.739	341,665.839 352,794.186 348,333.327 453,099.635 468,286.369 451,629 463,576 540,232 206,282 166,020

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Tactical - Balanced - Service Class Subaccount Inception Date November 19, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.061381 $1.023770 $1.067847 $1.006637 $0.915 $0.921 $0.969 $1.020 $0.998	$1.169900 $1.061381 $1.023770 $1.067847 $1.006637 $0.915 $0.921 $0.969 $1.020	80,248.533 88,185.096 108,559.426 160,316.163 307,134.544 219,983 738,479 676,682 4,040
TA PIMCO Tactical - Conservative - Service Class Subaccount Inception Date November 19, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.013351 $0.981190 $1.018540 $0.952272 $0.895 $0.896 $0.984 $1.022 $0.997	$1.100574 $1.013351 $0.981190 $1.018540 $0.952272 $0.895 $0.896 $0.984 $1.022	16,478.766 9,408.886 8,231.158 4,283.252 2,666.481 773,242 918,658 768,674 18,572
TA PIMCO Tactical - Growth - Service Class Subaccount Inception Date November 19, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.012502 $0.981356 $1.033259 $0.987191 $0.859 $0.867 $0.998 $1.021 $0.996	$1.143804 $1.012502 $0.981356 $1.033259 $0.987191 $0.859 $0.867 $0.998 $1.021	1,904.635 1,915.568 3,480.681 3,500.074 3,518.221 1,961 7,185 34,355 2,704
TA PIMCO Total Return - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$15.498673 $15.337810 $15.484017 $15.036754 $15.684 $14.825 $14.180 $13.447 $11.780 $12.319	$15.992655 $15.498673 $15.337810 $15.484017 $15.036754 $15.684 $14.825 $14.180 $13.447 $11.780	505,533.726 550,650.707 571,234.184 412,029.902 648,370.177 817,409 728,053 896,842 716,286 679,304
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount Inception Date December 9, 2011	2017 2016 2015 2014 2013 2012 2011	$10.995024 $10.887689 $11.334944 $11.120949 $10.558 $10.052 $10.000	$12.082377 $10.995024 $10.887689 $11.334944 $11.120949 $10.558 $10.052	29,876.030 32,181.592 34,375.965 23,857.348 25,280.340 26,049 30,396
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date December 9, 2011	2017 2016 2015 2014 2013 2012 2011	$11.581718 $11.545249 $12.556300 $12.364749 $10.788 $9.884 $10.000	$13.707809 $11.581718 $11.545249 $12.556300 $12.364749 $10.788 $9.884	2,128.580 2,292.157 2,496.114 3,394.052 3,560.363 9,563 5,886
TA Small/Mid Cap Value - Initial Class Subaccount Inception Date October 1, 2004	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$31.954228 $26.815125 $27.960138 $27.010203 $20.141 $17.572 $18.370 $14.318 $10.163 $17.471	$36.326502 $31.954228 $26.815125 $27.960138 $27.010203 $20.141 $17.572 $18.370 $14.318 $10.163	373,946.010 423,133.974 443,888.343 572,547.141 682,197.853 182,933 287,392 285,792 338,526 419,941

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.65%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA T. Rowe Price Small Cap - Initial Class Subaccount Inception Date November 29, 1999	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$24.675815 $22.551491 $22,379036 $21.350002 $15.063 $13.236 $13.230 $10.004 $7.332 $11.692	$29.712044 $24.675815 $22.551491 $22,379036 $21.350002 $15.063 $13.236 $13.230 $10.004 $7.332	247,411.829 252,679.171 303,776.643 360,957.008 397,784.043 386,348 359,754 463,233 469,015 549,148
TA Torray Concentrated Growth - Initial Class Subaccount Inception Date April 30, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$24.561825 $23.390086 $24.156226 $22.323487 $17.049 $14.797 $15.389 $13.126 $10.000	$30.137806 $24.561825 $23.390086 $24.156226 $22.323487 $17.049 $14.797 $15.389 $13.126	108,567.061 96,020.108 133,517.360 172,663.245 307,459.971 249,661 239,674 231,401 182,236
TA WMC US Growth - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$21.859728 $21.611995 $20.560686 $18.811247 $14.435 $12.967 $13.692 $11.813 $9.295 $17.500	$27.784976 $21.859728 $21.611995 $20.560686 $18.811247 $14.435 $12.967 $13.692 $11.813 $9.295	554,738.684 659,301.561 731,519.816 852,373.244 945,107.277 1,076,955 1,357,359 1,084,020 1,257,683 1,480,091

Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Access VP High Yield FundSM Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$17.005174 $15.818871 $16.015674 $15.868720 $14.626 $12.996 $12.825 $11.175 $9.692 $10.307	$17.575053 $17.005174 $15.818871 $16.015674 $15.868720 $14.626 $12.996 $12.825 $11.175 $9.692	66,968.908 92,669.899 70,505.342 96,669.035 71,596.849 52,594 177,927 151,231 416,799 467,122
Fidelity® VIP Contrafund® Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$21.603342 $20.333187 $20.532577 $18.646841 $14.439 $12.607 $13.149 $11.40 $8.535 $15.103	$25.905338 $21.603342 $20.333187 $20.532577 $18.646841 $14.439 $12.607 $13.149 $11.403 $8.535	528,151.992 563,697.225 654,258.406 763,798.173 833,903.731 930,277 1,042,833 1,201,203 1,387,429 1,569,061

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
Fidelity VIP Equity-Income Portfolio – Service Class 2 Subaccount Inception Date May 1, 2000	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$20.058954 $17.279045 $18.296445 $17.102396 $13.567 $11.753 $11.840 $10.447 $8.156 $14.462	$22.285332 $20.058954 $17.279045 $18.296445 $17.102396 $13.567 $11.753 $11.840 $10.447 $8.156	187,978.868 204,375.794 239,263.836 288,673.109 338,094.741 398,204 485,353 618,474 729,678 840,532
Fidelity VIP Growth Opportunities Portfolio - Service Class 2 Subaccount Inception Date May 1, 2000	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$14.047860 $14.235016 $13.702154 $12.411180 $9.150 $7.776 $7.733 $6.350 $4.427 $10.006	$18.589532 $14.047860 $14.235016 $13.702154 $12.411180 $9.150 $7.776 $7.733 $6.350 $4.427	101,590.281 113,815.184 121,598.210 142,829.378 170,083.196 208,397 233,053 260,669 325,556 343,757
ProFund VP Asia 30 Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$7.751524 $7.809767 $8.738796 $9.002362 $7.940 $6.972 $9.684 $8.621 $5.669 $11.690	$10.158228 $7.751524 $7.809767 $8.738796 $9.002362 $7.940 $6.972 $9.684 $8.621 $5.669	82,300.564 70,230.782 108,131.893 153,272.133 184,802.700 156,288 133,347 350,587 367,162 152,155
ProFund VP Basic Materials Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$11.217667 $9.599314 $11.308108 $11.276288 $9.655 $9.025 $10.914 $8.532 $5.328 $11.123	$13.603016 $11.217667 $9.599314 $11.308108 $11.276288 $9.655 $9.025 $10.914 $8.532 $5.328	141,190.734 118,332.593 105,427.244 170,311.880 165,794.952 179,830 412,983 353,919 359,687 154,700
ProFund VP Bull Subaccount Inception Date June 12, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$16.143880 $14.927259 $15.205902 $13.832441 $10.810 $9.625 $9.759 $8.790 $7.168 $11.662	$19.001190 $16.143880 $14.927259 $15.205902 $13.832441 $10.810 $9.625 $9.759 $8.790 $7.168	261,832.698 201,190.279 221,060.550 427,769.158 351,128.298 160,356 201,555 238,450 601,238 98,082
ProFund VP Consumer Services Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$19.448717 $18.928105 $18.333369 $16.530216 $11.984 $9.953 $9.566 $7.991 $6.194 $9.154	$22.703972 $19.448717 $18.928105 $18.333369 $16.530216 $11.984 $9.953 $9.566 $7.991 $6.194	88,967.937 92,901.798 131,880.192 128,129.383 143,570.950 89,464 210,912 71,315 9,284 5,266

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Emerging Markets Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$6.388258 $5.835046 $7.159979 $7.517359 $8.146 $7.751 $9.788 $9.042 $5.647 $11.474	$8.395687 $6.388258 $5.835046 $7.159979 $7.517359 $8.146 $7.751 $9.788 $9.042 $5.647	599,043.487 332,126.057 320,661.383 368,119.224 502,892.868 468,206 403,371 870,584 918,862 190,791
ProFund VP Europe 30 Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$7.831715 $7.365848 $8.380616 $9.302362 $7.755 $6.745 $7.506 $7.415 $5.684 $10.293	$9.246377 $7.831715 $7.365848 $8.380616 $9.302362 $7.755 $6.745 $7.506 $7.415 $5.684	30,519.619 62,828.253 73,078.381 85,133.301 20,569.255 15,372 9,509 21,321 37,500 66,270
ProFund VP Falling U.S. Dollar Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$6.243177 $6.724302 $7.576797 $8.790430 $9.096 $9.296 $9.690 $10.086 $9.899 $10.580	$6.678053 $6.243177 $6.724302 $7.576797 $8.790430 $9.096 $9.296 $9.690 $10.086 $9.899	2,923.104 3,642.197 7,571.951 5,808.620 15,305.852 15,319 25,521 23,862 40,388 29,411
ProFund VP Financials Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$8.759627 $7.702005 $7.928335 $7.119678 $5.466 $4.444 $5.229 $4.780 $4.214 $8.641	$10.210408 $8.759627 $7.702005 $7.928335 $7.119678 $5.466 $4.444 $5.229 $4.780 $4.214	252,002.603 249,179.638 185,325.049 360,936.424 427,215.563 130,149 163,946 277,364 285,741 130,843
ProFund VP Government Money Market Subaccount Inception Date June 12, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$9.251819 $9.379106 $9.508152 $9.639312 $9.772 $9.908 $10.044 $10.183 $10.322 $10.380	$9.126261 $9.251819 $9.379106 $9.508152 $9.639312 $9.772 $9.908 $10.044 $10.183 $10.322	185,407.472 183,153.859 402,626.675 512,679.975 410,399.705 656,356 866,891 320,885 662,299 1,574,479
ProFund VP International Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$6.941537 $7.104212 $7.466703 $8.239303 $6.992 $6.116 $7.239 $6.809 $5.539 $10.103	$8.338147 $6.941537 $7.104212 $7.466703 $8.239303 $6.992 $6.116 $7.239 $6.809 $5.539	122,192.701 105,882.894 74,758.256 76,399.977 155,442.534 142,285 95,805 343,554 342,327 40,395

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Japan Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$7.998392 $8.076747 $7.740218 $7.603286 $5.201 $4.290 $5.340 $5.793 $5.324 $9.126	$9.343785 $7.998392 $8.076747 $7.740218 $7.603286 $5.201 $4.290 $5.340 $5.793 $5.324	16,758.642 28,836.879 46,915.194 28,212.393 49,727.194 2,121 37,433 2,299 8,895 3,558
ProFund VP Mid-Cap Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$15.390459 $13.204039 $14.012441 $13.199102 $10.233 $8.981 $9.504 $7.769 $5.929 $9.755	$17.217607 $15.390459 $13.204039 $14.012441 $13.199102 $10.233 $8.981 $9.504 $7.769 $5.929	59,983.509 150,041.746 95,161.865 9,004.316 237,615.537 297,963 128,623 272,918 175,183 46,481
ProFund VP NASDAQ-100 Subaccount Inception Date June 12, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$25.275102 $24.348334 $22.976433 $19.911911 $15.037 $13.119 $13.111 $11.244 $7.500 $13.223	$32.497881 $25.275102 $24.348334 $22.976433 $19.911911 $15.037 $13.119 $13.111 $11.244 $7.500	120,294.279 115,116.515 130,452.280 172,280.774 157,769.767 207,261 169,163 114,383 161,621 60,116
ProFund VP Oil & Gas Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$9.140528 $7.463220 $9.876064 $11.235374 $9.182 $9.049 $8.974 $7.727 $6.784 $10.911	$8.728508 $9.140528 $7.463220 $9.876064 $11.235374 $9.182 $9.049 $8.974 $7.727 $6.784	166,909.690 212,584.313 191,517.652 244,360.587 252,137.596 274,546 506,579 627,073 669,089 309,164
ProFund VP Pharmaceuticals Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$17.109881 $18.021663 $17.496558 $14.863873 $11.450 $10.381 $9.064 $9.147 $7.935 $9.996	$18.622000 $17.109881 $18.021663 $17.496558 $14.863873 $11.450 $10.381 $9.064 $9.147 $7.935	62,447.040 79,050.158 121,149.198 179,704.867 91,266.095 76,218 224,426 56,601 58,483 94,868
ProFund VP Precious Metals Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$4.417309 $2.874526 $4.340896 $5.781563 $9.447 $11.211 $14.072 $10.734 $8.043 $11.780	$4.586418 $4.417309 $2.874526 $4.340896 $5.781563 $9.447 $11.211 $14.072 $10.734 $8.043	229,792.629 187,069.978 181,234.182 234,735.458 268,800.615 369,731 433,770 417,284 365,199 231,130

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Short Emerging Markets Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$3.502014 $4.239427 $3.854765 $4.026694 $4.093 $4.773 $4.373 $5.436 $10.747 $8.242	$2.492187 $3.502014 $4.239427 $3.854765 $4.026694 $4.093 $4.773 $4.373 $5.436 $10.747	41,716.210 25,472.898 190,585.883 44,580.439 34,849.093 39,404 43,703 72,257 23,920 65,279
ProFund VP Short International Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$4.261846 $4.592142 $4.839456 $4.773570 $6.128 $7.783 $7.752 $9.214 $13.402 $9.831	$3.335807 $4.261846 $4.592142 $4.839456 $4.773570 $6.128 $7.783 $7.752 $9.214 $13.402	4,016.355 6,101.057 5,732.501 6,561.979 12,119.832 14,323 17,245 21,465 51,747 90,765
ProFund VP Short NASDAQ-100 Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.925233 $2.170466 $2.531004 $3.183492 $4.573 $5.710 $6.468 $8.321 $14.219 $9.732	$1.419356 $1.925233 $2.170466 $2.531004 $3.183492 $4.573 $5.710 $6.468 $8.321 $14.219	83,109.270 89,281.985 98,305.824 194,330.533 51,076.712 59,693 51,755 62,355 23,037 44,281
ProFund VP Short Small-Cap Subaccount Inception Date June 12, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$1.703198 $2.202666 $2.252013 $2.515774 $3.711 $4.643 $5.179 $7.391 $11.082 $9.056	$1.441192 $1.703198 $2.202666 $2.252013 $2.515774 $3.711 $4.643 $5.179 $7.391 $11.082	520,096.551 241,813.581 38,108.826 37,844.618 23,750.677 51,238 66,168 37,463 84,201 60,402
ProFund VP Small-Cap Subaccount Inception Date June 12, 2006	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$16.565713 $14.034648 $15.173002 $15.013427 $11.097 $9.807 $10.540 $8.565 $6.889 $10.814	$18.367887 $16.565713 $14.034648 $15.173002 $15.013427 $11.097 $9.807 $10.540 $8.565 $6.889	83,290.861 95,163.695 82,481.045 64,471.160 257,852.225 235,470 164,484 194,854 129,744 114,859
ProFund VP Small-Cap Value Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$15.788224 $12.431448 $13.743193 $13.169900 $9.700 $8.468 $8.954 $7.436 $6.262 $9.161	$17.082931 $15.788224 $12.431448 $13.743193 $13.169900 $9.700 $8.468 $8.954 $7.436 $6.262	75,856.172 120,070.686 30,290.516 47,117.591 143,574.375 46,574 146,544 30,586 120,527 45,872

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
ProFund VP Telecommunications Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$11.323944 $9.438108 $9.426815 $9.505007 $8.600 $7.485 $7.450 $6.530 $6.170 $9.541	$10.930862 $11.323944 $9.438108 $9.426815 $9.505007 $8.600 $7.485 $7.450 $6.530 $6.170	41,518.753 120,365.515 77,936.444 12,653.170 12,436.994 223,340 11,184 161,026 24,989 25,813
ProFund VP UltraSmall-Cap Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$13.825049 $10.042197 $11.701077 $11.259263 $6.116 $4.789 $5.983 $4.087 $2.956 $8.866	$17.070521 $13.825049 $10.042197 $11.701077 $11.259263 $6.116 $4.789 $5.983 $4.087 $2.956	101,497.284 78,914.753 76,756.320 139,206.077 268,258.731 109,197 166,751 185,413 175,371 79,569
ProFund VP U.S. Government Plus Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$15.953565 $16.226228 $17.437123 $12.963537 $16.251 $16.321 $11.531 $10.618 $15.979 $10.819	$17.226650 $15.953565 $16.226228 $17.437123 $12.963537 $16.251 $16.321 $11.531 $10.618 $15.979	32,849.497 79,213.899 41,383.148 102,928.245 34,238.558 78,543 105,964 70,573 55,121 140,797
ProFund VP Utilities Subaccount Inception Date September 6, 2007	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$13.936557 $12.279884 $13.303596 $10.716034 $9.589 $9.711 $8.379 $8.019 $7.343 $10.745	$15.207037 $13.936557 $12.279884 $13.303596 $10.716034 $9.589 $9.711 $8.379 $8.019 $7.343	71,044.429 125,422.972 78,362.890 99,037.204 76,998.437 243,137 490,845 295,606 368,063 143,559
TA AB Dynamic Allocation - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$16.439055 $16.305958 $16.546813 $15.894718 $15.037 $14.366 $14.308 $13.275 $10.252 $16.468	$17.792294 $16.439055 $16.305958 $16.546813 $15.894718 $15.037 $14.366 $14.308 $13.275 $10.252	88,809.384 99,069.169 121,342.584 143,167.006 160,463.340 172,770 434,634 532,782 517,560 438,031
TA Aegon Government Money Market - Service Class Subaccount Inception Date December 3, 1992	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$12.935572 $13.115456 $13.298405 $13.483904 $13.672 $13.864 $14.057 $14.253 $14.434 $14.294	$12.758097 $12.935572 $13.115456 $13.298405 $13.483904 $13.672 $13.864 $14.057 $14.253 $14.434	945,402.745 1,261,935.349 1,338,876.259 1,839,298.169 1,718,696.246 1,967,208 2,998,242 2,907,575 3,531,904 6,188,956

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Aegon High Yield Bond - Initial Class Subaccount Inception Date May 1, 2003	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$21.344645 $18.764018 $19.865571 $19.373178 $18.429 $15.923 $15.410 $13.897 $9.571 $12.975	$22.617565 $21.344645 $18.764018 $19.865571 $19.373178 $18.429 $15.923 $15.410 $13.897 $9.571	188,985.653 250,749.089 273,466.243 323,418.571 475,419.921 811,226 790,360 930,927 742,537 339,622
TA Aegon U.S. Government Securities - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$13.943162 $14.095533 $14.278755 $13.834624 $14.349 $13.839 $13.041 $12.666 $12.294 $11.579	$14.116510 $13.943162 $14.095533 $14.278755 $13.834624 $14.349 $13.839 $13.041 $12.666 $12.294	214,815.963 273,732.781 292,650.621 334,345.624 419,619.527 557,287 893,106 823,656 755,206 1,216,630
TA Barrow Hanley Dividend Focused - Initial Class Subaccount Inception Date May 1, 1996	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$35.636732 $31.444593 $33.073730 $29.898186 $23.277 $21.128 $20.853 $19.145 $17.030 $26.122	$40.919788 $35.636732 $31.444593 $33.073730 $29.898186 $23.277 $21.128 $20.853 $19.145 $17.030	853,225.551 906,534.276 1,047,381.12 1,246,045.974 1,395,110.492 1,491,690 1,725,495 2,065,79 21,601,623 1,293,273
TA BlackRock Tactical Allocation - Service Class Subaccount Inception Date April 29, 2014	2017 2016 2015 2014	$10.553960 $10.200696 $10.356405 $10.030528	$11.624544 $10.553960 $10.200696 $10.356405	273,061.182 292,157.130 285,957.380 298,400.784
TA Clarion Global Real Estate Securities - Initial Class Subaccount Inception Date May 1, 1998	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$31.658663 $31.901254 $32.543740 $29.057844 $28.360 $22.961 $24.698 $21.652 $16.456 $28.960	$34.756793 $31.658663 $31.901254 $32.543740 $29.057844 $28.360 $22.961 $24.698 $21.652 $16.456	366,882.715 427,880.701 483,636.619 533,209.754 597,259.967 726,086 821,421 925,531 1,068,476 1,207,167
TA Greystone International Growth - Initial Class Subaccount Inception Date January 2, 1997(1)	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$14.943989 $15.140752 $15.341020 $16.404620 $14.086 $11.693 $13.183 $12.097 $9.245 $14.488	$18.753769 $14.943989 $15.140752 $15.341020 $16.404620 $14.086 $11.693 $13.183 $12.09 $9.245	1,178,057.070 1,207,487.764 1,326,526.173 1,605,183.481 1,707,346.489 1,824,036 1,960,716 2,358,691 2,548,529 3,041,558

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Janus Balanced - Service Class Subaccount Inception Date November 19, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.238015 $1.205646 $1.221037 $1.148231 $0.978 $0.882 $1.002 $0.986 $0.986	$1.425288 $1.238015 $1.205646 $1.221037 $1.148231 $0.978 $0.882 $1.002 $0.986	958,772.090 868,529.484 858,459.015 848,109.815 862,600.039 565,438 734,730 715,920 356,277
TA Janus Mid-Cap Growth - Initial Class Subaccount Inception Date May 1, 1993	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$59.048412 $61.122104 $65.261933 $66.165999 $48.218 $44.826 $48.722 $36.895 $23.301 $43.992	$75.129006 $59.048412 $61.122104 $65.261933 $66.165999 $48.218 $44.826 $48.722 $36.895 $23.301	657,816.110 746,797.643 832,182.810 932,207.804 1,092,713.582 1,237,160 1,486,671 1,361,782 1,524,386 1,720,471
TA Jennison Growth - Initial Class Subaccount Inception Date April 29, 2010	2017 2016 2015 2014 2013 2012 2011 2010	$18.482389 $19.054520 $17.343683 $15.993927 $11.777 $10.316 $10.527 $10.000	$24.870086 $18.482389 $19.054520 $17.343683 $15.993927 $11.777 $10.316 $10.527	553,369.273 616,214.927 903,387.302 816,424.063 897,674.405 846,567 976,540 921,901
TA JPMorgan Asset Allocation - Conservative - Initial Class Subaccount Inception Date May 1, 2002(2)	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$16.636863 $16.123798 $16.675867 $16.547157 $15.342 $14.478 $14.300 $13.311 $10.779 $13.867	$18.509572 $16.636863 $16.123798 $16.675867 $16.547157 $15.342 $14.478 $14.300 $13.311 $10.779	1,224,165.835 1,360,060.590 1,598,677.959 1,978,551.715 2,289,582.116 3,232,882 3,227,329 3,861,273 4,461,289 5,870,201
TA JPMorgan Asset Allocation - Growth - Initial Class Subaccount Inception Date May 1, 2002(3)	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$18.080448 $17.282649 $17.869579 $17.638309 $14.104 $12.702 $13.617 $12.012 $9.383 $15.761	$22.224158 $18.080448 $17.282649 $17.869579 $17.638309 $14.104 $12.702 $13.617 $12.012 $9.383	1,968,790.821 2,164,774.371 2,465,100.638 3,211,219.886 3,632,513.372 3,905,346 4,593,978 5,571,331 6,446;434 7,225,916
TA JPMorgan Asset Allocation - Moderate - Initial Class Subaccount Inception Date May 1, 2002(4)	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$17.678421 $16.980381 $17.610295 $17.376133 $15.524 $14.385 $14.501 $13.322 $10.687 $14.637	$20.306123 $17.678421 $16.980381 $17.610295 $17.376133 $15.524 $14.385 $14.501 $13.322 $10.687	2,157,155.163 2,397,442.035 2,834,839.851 3,692,010.691 4,295,849.999 4,861,833 5,930,674 8,769,429 8,769,429 10,212,357

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA JPMorgan Asset Allocation - Moderate Growth - Initial Class Subaccount Inception Date May 1, 2002(5)	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$18.169326 $17.291048 $17.933619 $17.728700 $15.058 $13.801 $14.281 $12.846 $10.164 $15.329	$21.462503 $18.169326 $17.291048 $17.933619 $17.728700 $15.058 $13.801 $14.281 $12.846 $10.164	3,541,842.231 4,092,391.122 4,667,758.473 5,947,816.235 7,056,443.302 7,605,802 8,914,351 10,000,906 11,541,479 13,430,725
TA JPMorgan Core Bond - Initial Class Subaccount Inception Date December 3, 1992	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$26.836827 $26.575701 $26.783613 $25.785189 $26.637 $25.730 $24.263 $22.730 $21.033 $20.200	$27.436756 $26.836827 $26.575701 $26.783613 $25.785189 $26.637 $25.730 $24.263 $22.730 $21.033	667,054.051 715,015.606 680,684.642 878,236.575 932,265.631 1,396,066 1,367,473 1,412,094 1,710,872 1,765,933
TA JPMorgan Enhanced Index - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$21.920957 $19.961165 $20.255581 $17.987584 $13.764 $11.996 $12.074 $10.630 $8.318 $13.463	$26.192446 $21.920957 $19.961165 $20.255581 $17.987584 $13.764 $11.996 $12.074 $10.630 $8.318	366,457.357 329,773.443 443,526.594 568,313.215 545,379.842 434,876 297,195 442,788 227,794 264,483
TA JPMorgan International Moderate Growth - Initial Class Subaccount Inception Date May 1, 2006(6)	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$10.439662 $10.457835 $10.781151 $10.984137 $9.881 $8.883 $9.724 $8.923 $6.976 $11.075	$12.538437 $10.439662 $10.457835 $10.781151 $10.984137 $9.881 $8.883 $9.724 $8.923 $6.976	114,194.445 127,758.801 157,737.390 211,235.998 251,541.535 326,099 430,916 476,182 464,982 474,118
TA JPMorgan Mid Cap Value - Initial Class Subaccount Inception Date May 3, 1999	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$34.157480 $30.223990 $31.509063 $27.713933 $21.319 $17.937 $17.829 $14.699 $11.791 $17.814	$38.226369 $34.157480 $30.223990 $31.509063 $27.713933 $21.319 $17.937 $17.829 $14.699 $11.791	226,795.730 249,656.971 268,355.101 326,497.603 370,873.885 417,689 495,134 596,704 701,730 858,282
TA JPMorgan Tactical Allocation - Initial Class Subaccount Inception Date March 1, 1994	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$34.830167 $33.808929 $34.319089 $32.667302 $31.395 $29.556 $28.919 $29.357 $28.569 $30.345	$37.356207 $34.830167 $33.808929 $34.319089 $32.667302 $31.395 $29.556 $28.919 $29.357 $28.569	478,066.571 536,910.494 612,482.543 736,138.216 814,019.386 948,066 1,135,293 1,402,094 1,711,900 2,073,807

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Managed Risk - Balanced ETF - Service Class Subaccount Inception Date May 1, 2008	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$12.333954 $12.053844 $12.442802 $12.068013 $10.982 $10.273 $10.266 $9.405 $8.183 $10.000	$13.798830 $12.333954 $12.053844 $12.442802 $12.068013 $10.982 $10.273 $10.266 $9.405 $8.183	155,436.118 135,401.341 125,790.481 233,291.201 158,022.751 51,301 36,196 38,241 14,478 22
TA Managed Risk - Growth ETF - Service Class Subaccount Inception Date May 1, 2008	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$12.373297 $11.986436 $12.596982 $12.285492 $10.488 $9.534 $9.778 $8.774 $7.222 $10.000	$14.457009 $12.373297 $11.986436 $12.596982 $12.285492 $10.488 $9.534 $9.778 $8.774 $7.222	239,195.106 219,150.013 228,129.997 302,360.583 216,973.371 203,958 198,444 211,869 176,508 123,687
TA Morgan Stanley Capital Growth - Initial Class Subaccount Inception Date May 3, 1999	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$29.272040 $30.368066 $27.546123 $26.349811 $18.023 $15.817 $17.027 $13.548 $10.740 $17.115	$41.454641 $29.272040 $30.368066 $27.546123 $26.349811 $18.023 $15.817 $17.027 $13.548 $10.740	606,900.361 613,493.360 743,796.504 824,938.430 890,548.292 979,617 1,139,134 1,348,084 1,497,738 1,814,554
TA Multi-Managed Balanced - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$23.010464 $21.628589 $21.884434 $20.026114 $17.195 $15.490 $15.097 $12.334 $9.902 $14.854	$25.901738 $23.010464 $21.628589 $21.884434 $20.026114 $17.195 $15.490 $15.097 $12.334 $9.902	2,254,815.664 2,465,532.288 2,736,886.588 3,244,314.462 3,441,117.220 3,659,012 4,208,765 4,823,163 522,122 537,952
TA PIMCO Tactical - Balanced - Service Class Subaccount Inception Date November 19, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.080159 $1.039326 $1.081404 $1.016911 $0.922 $0.926 $0.972 $1.021 $0.998	$1.193522 $1.080159 $1.039326 $1.081404 $1.016911 $0.922 $0.926 $0.972 $1.021	286,944.034 307,067.157 421,378.216 457,893.208 1,103,306.571 741,986 1,137,182 1,135,156 236,826
TA PIMCO Tactical - Conservative - Service Class Subaccount Inception Date November 19, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.031284 $0.996102 $1.031463 $0.961983 $0.902 $0.901 $0.987 $1.023 $0.997	$1.122806 $1.031284 $0.996102 $1.031463 $0.961983 $0.902 $0.901 $0.987 $1.023	372,815.928 450,436.408 442,633.685 655,398.205 578,171.090 789,753 1,572,785 1,033,424 100,005

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA PIMCO Tactical - Growth - Service Class Subaccount Inception Date November 19, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$1.030437 $0.996293 $1.046403 $0.997283 $0.866 $0.872 $1.000 $1.021 $0.996	$1.166929 $1.030437 $0.996293 $1.046403 $0.997283 $0.866 $0.872 $1.000 $1.021	295,035.912 276,828.891 325,682.161 367,036.433 309,683.434 324,848 481,339 601,088 118,129
TA PIMCO Total Return - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$16.071783 $15.865943 $15.977786 $15.478091 $16.105 $15.185 $14.489 $13.706 $11.977 $12.494	$16.624809 $16.071783 $15.865943 $15.977786 $15.478091 $16.105 $15.185 $14.489 $13.706 $11.977	995,647.668 1,134,604.758 1,284,935.826 1,297,398.149 1,615,284.168 2,414,479 2,304,667 2,359,182 2,485,476 2,062,063
TA QS Investors Active Asset Allocation - Conservative - Service Class Subaccount Inception Date December 9, 2011	2017 2016 2015 2014 2013 2012 2011	$11.132899 $10.997182 $11.420770 $11.177589 $10.586 $10.053 $10.000	$12.263969 $11.132899 $10.997182 $11.420770 $11.177589 $10.586 $10.053	13,803.762 14,298.453 19,541.691 47,454.253 36,109.176 18,379 12,659
TA QS Investors Active Asset Allocation - Moderate Growth - Service Class Subaccount Inception Date December 9, 2011	2017 2016 2015 2014 2013 2012 2011	$11.726955 $11.661353 $12.651363 $12.427705 $10.816 $9.886 $10.000	$13.913821 $11.726955 $11.661353 $12.651363 $12.427705 $10.816 $9.886	81,818.958 92,293.944 170,605.062 188,973.893 120,097.196 152,788 173,245
TA Small/Mid Cap Value - Initial Class Subaccount Inception Date May 3, 2004	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$34.214832 $28.641739 $29.791257 $28.708285 $21.355 $18.606 $19.381 $15.069 $10.670 $18.297	$38.992024 $34.214832 $28.641739 $29.791257 $28.708285 $21.355 $18.606 $19.381 $15.069 $10.670	1,067.607.061 1,178,657.222 1,249,547.932 1,718,657.949 1,988,683.040 608,966 859,743 942,081 1,110,207 1,095,409
TA T. Rowe Price Small Cap - Initial Class Subaccount Inception Date May 3, 1999	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$30.930545 $28.198406 $27.913912 $26.564854 $18.697 $16.388 $16.341 $12.326 $9.011 $14.334	$37.334887 $30.930545 $28.198406 $27.913912 $26.564854 $18.697 $16.388 $16.341 $12.326 $9.011	440,977.477 497,289.708 565,783.129 664,113.380 729,572.490 739,472 750,309 953,175 974,497 967,390

CONDENSED FINANCIAL INFORMATION — (Continued)

Separate Account Expense 1.40%
Subaccount	Year	Beginning AUV	Ending AUV	# Units
TA Torray Concentrated Growth - Initial Class Subaccount Inception Date April 30, 2009	2017 2016 2015 2014 2013 2012 2011 2010 2009	$25.030149 $23.777600 $24.496001 $22.581789 $17.203 $14.894 $15.452 $13,148 $10.000	$30.787912 $25.030149 $23.777600 $24.496001 $22.581789 $17.203 $14.894 $15.452 $13,148	300,617.608 321,979.249 432,419.654 476,459.973 508,367.234 490,954 499,675 402,885 433,065
TA WMC US Growth - Initial Class Subaccount Inception Date May 1, 2002	2017 2016 2015 2014 2013 2012 2011 2010 2009 2008	$22.668067 $22.356201 $21.216391 $19.363417 $14.822 $13.282 $13.990 $12.041 $9.450 $17.749	$28.883208 $22.668067 $22.356201 $21.216391 $19.363417 $14.822 $13.282 $13.990 $12.041 $9.450	5,639,781.363 6,339,997.451 7,022,054.790 8,165,763.664 9,080,815.161 10,318,961 11,844,893 9,505,462 10,992,395 12,811,288

APPENDIX D

GUARANTEED MINIMUM INCOME BENEFIT RIDER (NO LONGER AVAILABLE)

The following discussion is related to the Guaranteed Minimum Income Benefit Rider being issued on or after May 1, 2002. If you purchased a Guaranteed Minimum Income Benefit Rider before May 1, 2002, please consult the prospectus you received when you purchased that rider for details on the terms of your rider. If you have questions, please contact us at 1-800-851-9777, Ext. 6538 (Monday-Friday 8:00 a.m. – 8:00 p.m.). If you upgrade your rider, you will receive the rider discussed below. See Minimum Annuitization Value Upgrade below for more information about the rider upgrade.

The Guaranteed Minimum Income Benefit Rider assures you of a minimum level of income in the future by guaranteeing a “minimum annuitization value.” By selecting this rider, you are guaranteed a future minimum level of income under the rider’s fixed or variable payment options based on the minimum annuitization value, regardless of the performance of the underlying investment portfolios. (If you select the Guaranteed Minimum Income Benefit Rider, we may restrict the subaccounts to which you may allocate purchase payments or transfer annuity value. Any such restriction will not affect the allocations you made before we put the restriction in place.)

You may purchase the rider when we issue your policy or any time before the annuitant’s 90th birthday.

You can annuitize under the rider (subject to the conditions described below) using the greater of the annuity value or the minimum annuitization value. If you annuitize under the rider before the 10th rider anniversary, the following restrictions will apply:

•	you may not annuitize under the Term Certain fixed annuity payment option;

•	we will adjust the age(s) we use to determine the applicable annuity factors by adjusting them down by one year for each complete year that the rider is short of being in force for 10 years at the time you annuitize. This will reduce the amount of your annuity payments.

See Annuity Payment Options Under the Rider below, and Annuity Factor Age Adjustment in the SAI for more information.

Minimum Annuitization Value. If you purchase the rider at issue, the minimum annuitization value is the annuity value on that date. If you purchase the rider at a future date, the minimum annuitization value would be:

•	the annuity value on the date the rider is issued, plus

•	any additional premiums paid after the rider date, minus

•	an adjustment for any partial surrenders made after the rider date

•	accumulated at the annual growth rate, plus

•	any premium taxes.

The annual growth rate is currently 6% per year. For policies issued in a few states, this rate will be less than 6%. We may, at our discretion, change the rate in the future for new riders, including upgrades, but the rate will never be less than 3% per year. Once the rider is added to your policy, the annual growth rate, the rider charge, the rider charge waiver threshold, the guaranteed minimum payment fee and the waiting period before you can annuitize under the rider, without the annuity factor age adjustment, will not change unless you upgrade the rider. Partial surrenders may reduce the minimum annuitization value on a basis greater than dollar-for-dollar.

The minimum annuitization value is used solely to calculate the annuity payments and charges under the rider and adjustments to partial withdrawals. This value does not establish or guarantee an annuity value or guarantee performance of any subaccount. If you choose to annuitize under the rider, we will use the greater of your annuity value or your minimum annuitization value (less any outstanding loan amount and any loan interest you owe) to determine the amount of your fixed or variable annuity payments under the rider. The minimum annuitization value may not be used to annuitize with any of the annuity payment options under the policy.

Annuity Payment Options Under the Rider. The only payment options available under the rider are the following fixed and variable annuity options:

Fixed Annuity Payment Options:

•	Term Certain – Level payments will be made for 15 years based on a guaranteed interest rate of 3%. This interest rate will not increase even if current interest rates are higher when you annuitize. This annuity payment option is not available if you annuitize under the rider before the 10th anniversary of rider purchase or later upgrade.

GUARANTEED MINIMUM INCOME BENEFIT RIDER (NO LONGER AVAILABLE) — (Continued)

Variable Annuity Payment Options:

•	Life Income - An election may be made for “No Period Certain,” “10 Years Certain,” or “ Installment Refund.” Installment Refund is an annuity payment option that guarantees the return of the minimum annuitization value. The period certain for an installment refund is the shortest period, in months, that guarantees the return of the minimum annuitization value. Payments will be made as long as the annuitant is living. In the event of the death of the annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

•	Joint and Full Survivor - An election may be made for “No Period Certain,” “10 Years Certain,” or “Installment Refund.” Payments will be made as long as either the annuitant or joint annuitant is living. In the event of the death of both the annuitant and joint annuitant prior to the end of the chosen period certain, the remaining period certain payments will be continued to the beneficiary.

Before you annuitize under the rider’s variable annuity options, you may transfer values from one subaccount to another. In the future, we may restrict the subaccounts to which you may transfer annuity value. After the maturity date, no transfers may be made to or from the fixed account, and we reserve the right to limit transfers among the subaccounts to once per year.

Note Carefully: The death benefit payable after you annuitize under the rider will be affected by the annuity option you choose.

If:

•	you choose Life Income with No Period Certain or Joint and Full Survivor with No Period Certain; and

•	the annuitant dies, for examples, before the due date of the second annuity payment,

Then:

•	we will make only one annuity payment and there will be no death benefit payable.

Annuity Factor Age Adjustment. If you annuitize under one of the rider’s variable options before the 10th rider anniversary, the first payment will be calculated with an annuity factor age adjustment which subtracts up to 9 years from the annuitant’s age (age 85 if the annuitant’s age is at least 85). This results in all payments being lower than if an annuity factor age adjustment was not used. See the SAI for information concerning the calculation of the initial payment. The age adjustment is as follows:

Number of Complete Years Since the Rider Date	Age Adjustment: Number of Years Subtracted From Your Age
1	9
2	8
3	7
4	6
5	5
6	4
7	3
8	2
9	1
10 or more	0

Minimum Annuitization Value Upgrade. You can elect, in writing, to upgrade the minimum annuitization value to the current annuity value at any time after the first rider anniversary and before the annuitant’s 85th birthday (earlier if required by your state). For your convenience, we will put the last date to upgrade on page one of the rider.

If you elect to upgrade, the current rider will terminate, we will assess the rider charge, and a new rider will be issued. The new rider will have a new rider date, a new waiting period before you can annuitize under the rider, a new annual growth rate, a new rider charge waiver threshold and new guaranteed benefits and charges. The rider anniversary will be measured from the new rider’s issue date, so that annuitizing prior to the new rider’s 10th anniversary will result in an annuity factor age adjustment, and the term certain fixed annuity payment option may not be selected. The benefits and charges under the new rider may not be as advantageous as the previous rider’s benefits and charges prior to upgrading.

It generally will not be to your advantage to upgrade unless your annuity value exceeds your minimum annuitization value on the applicable rider anniversary.

GUARANTEED MINIMUM INCOME BENEFIT RIDER (NO LONGER AVAILABLE) — (Continued)

Conditions to Annuitize Under the Rider. You can only annuitize under the rider within 30 days after a rider anniversary. In the case of an upgrade of the minimum annuitization value, you cannot annuitize before the new rider’s first rider anniversary. You cannot annuitize under the rider after the 30-day period following the rider anniversary after the annuitant’s 89th birthday (earlier if required by your state). For your convenience, we will put the last date to annuitize under the rider on page one of the rider.

Note Carefully:

•	You may only annuitize under the rider at the times indicated above. If you annuitize at any other time, you lose the benefit of the rider.

•	If you annuitize under the rider before the 10th rider anniversary, there will be an annuity factor age adjustment. See Annuity Factor Age Adjustment above.

Payments under the Rider. If you elect a variable annuity payment option under the rider, we guarantee that future annuity payments under the rider will never be less than the initial annuity payment. See the SAI for information concerning the calculation of the initial payment. We will also “stabilize” the payments (hold them constant) during each rider year.

During the first rider year after you annuitize under the rider, each payment will equal the initial payment. On each rider anniversary thereafter, the variable annuity payment will increase or decrease (but never below the initial payment) depending on the performance of the subaccounts you selected, and then be held constant at that amount for that rider year. The payments starting on each rider anniversary will equal the greater of the initial variable annuity payment or the payment that can be supported by the number of annuity units in the subaccounts on the rider anniversary. We will calculate each subsequent payment using a 5% assumed investment return. The portfolio in which you are invested must grow at a rate greater than the 5% assumed investment return, plus the separate guaranteed minimum payment fee of 1.10% and mortality and expense risk and administrative charges of 1.40% annually, in order to increase the dollar amount of variable annuity payments. Annuity payments may decline in value if investment returns do not grow at this rate, but your payment will never be less than the initial payment. See the SAI for additional information concerning how payments are determined under the rider.

Rider Charge Before Annuitization. Prior to annuitization, a rider charge, currently 0.35% annually of the minimum annuitization value, is deducted from the annuity value on each rider anniversary and pro rata on the termination date of the rider (including policy surrender and upgrades of the minimum annuitization value). The annual rider charge after an upgrade is currently 0.35%, but we reserve the right to increase the rider charge after upgrade to 0.50%. Once the rider is issued, the rider charge will not change. Keep in mind that the current rider charge (0.35%) may be higher if you upgrade the rider at a later date because we may increase the rider charge after upgrade up to the maximum (0.50%). We deduct the rider charge from the fixed account and from each subaccount in proportion to the amount of annuity value in each account. This charge is deducted even if the annuity value exceeds the minimum annuitization value.

We will waive the rider charge on any rider anniversary if the annuity value exceeds the rider charge waiver threshold (guaranteed 2.0) times the minimum annuitization value. For instance, if your annuity value on the seventh rider anniversary is $100,000, your minimum annuitization value is $45,000 and the rider charge waiver threshold is 2.0, we will waive the rider charge on that anniversary because $100,000 is greater than $90,000 ($45,000 X 2.0). We may, at our discretion, change the rider charge waiver threshold in the future if you choose to upgrade the minimum annuitization value, or for future issues of the rider, but it will never be greater than 2.5.

Rider Charge After Annuitization. If you annuitize under a variable annuity payment option of the rider, a daily guaranteed minimum payment fee, equal to an annual rate of 1.10% of the daily net asset values in the subaccounts, plus the mortality and expense risk and administrative charges of 1.40%, are reflected in the amount of the variable payments you receive. We may change the guaranteed minimum payment fee in the future, if you choose to upgrade the minimum annuitization value or for future issues of the rider, but it will never be greater than 2.10%.

Termination. You have the option to terminate the rider at any time after the first rider anniversary by sending us written notification to our Administrative Office. You have the option not to annuitize under the rider but we will not refund any charges you have paid and you will not be able to use the minimum annuitization value. The rider will terminate upon the earliest of the following:

•	annuitization that is not under the rider;

•	the date you elect to upgrade (although a new rider will be issued);

•	the date we receive your complete written request to terminate the rider;

GUARANTEED MINIMUM INCOME BENEFIT RIDER (NO LONGER AVAILABLE) — (Continued)

•	the date your policy terminates or is surrendered;

•	30 days following the rider anniversary after the annuitant’s 94th birthday (earlier if required by your state); or

•	the date of death of annuitant when the death benefit proceeds are payable to the beneficiary.

However, if the change in annuitant is due to the death of an annuitant who is not an owner, then you may name a new annuitant and the then-current rider will remain in effect.

The rider does not establish or guarantee annuity value or guarantee performance of any subaccount. Because the rider guarantees a minimum level of income, the level of income that it guarantees may be less than the level that might be provided by application of the annuity value at the policy’s applicable annuity factors. Therefore, the rider should be regarded as a safety net. The costs of annuitizing under the rider include the guaranteed minimum payment fee, the mortality and expense risk and administrative charges and also the lower levels inherent in the annuity tables used for the minimum payouts. These costs should be balanced against the benefits of a minimum payout level.

The rider may vary by state and is not available in all states. We recommend that you consult your tax advisor before you purchase this rider.

STATEMENT OF ADDITIONAL INFORMATION

WRL FREEDOM PREMIER

Issued through

WRL SERIES ANNUITY ACCOUNT

Offered by

TRANSAMERICA PREMIER LIFE INSURANCE COMPANY

This Statement of Additional Information expands upon subjects discussed in the current prospectus for the WRL Freedom Premier, formerly known as WRL Freedom Premier II offered by Transamerica Premier Life Insurance Company. You may obtain a copy of the current prospectus, dated May 1, 2018, by calling (800) 851-9777, or write us at: Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499. The prospectus sets forth information that a prospective investor should know before investing in a policy. Terms used in the current prospectus for the policy are incorporated in this Statement of Additional Information.

This Statement of Additional Information (SAI) is not a prospectus and should be read only in conjunction with the prospectuses for the policy and the underlying fund portfolios.

Dated: May 1, 2018

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GLOSSARY OF TERMS

accumulation period — The period between the policy date and the maturity date while the policy is in force.

accumulation unit value — An accounting unit of measure we use to calculate subaccount values during the accumulation period.

Administrative Office — Transamerica Premier Life Insurance Company, Attention: Customer Care Group, 4333 Edgewood Road NE, Cedar Rapids, IA 52499, (800) 851-9777.

age — The issue age, which is annuitant’s age on his/her birthday immediately preceding the policy date. Attained age is the issue age plus the number of completed policy years. When we use the term “age” in this document, it has the same meaning as “attained age” in the policy.

annuitant — The person on whose life any annuity payments involving life contingencies will be based.

annuity unit value — An accounting unit of measure we use to calculate annuity payments from the subaccounts after the maturity date.

annuity value — The sum of the separate account value and the fixed account value at the end of any valuation period.

beneficiary(ies) — The person(s) who has the right to the death benefit as set forth in the policy.

cash value — The annuity value less any applicable premium taxes, any surrender charge, any loans and unpaid accrued interest, the annual policy charge and any rider charges.

Code — The Internal Revenue Code of 1986, as amended.

death benefit proceeds — If an owner who is the annuitant dies during the accumulation period, the death benefit proceeds are the amount, if any, payable under the death benefit described in your policy and in any optional death benefit rider that you purchased.

death claim day — Any day after the death report day on which we receive a beneficiary’s completed election form regarding payment of his/her portion of the death benefit proceeds that are payable upon the death of an owner who is the annuitant.

death report day — The valuation date on which we have received due proof of death.

fixed account — One or more investment options under the policy that are part of our general assets and are not in the separate account.

fixed account value — During the accumulation period, your policy’s value in the fixed account.

funds — Investment companies which are registered with the U.S. Securities and Exchange Commission. The policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add portfolios of other registered investment companies as investment choices under the policy in the future.

in force — Condition under which the policy is active and an owner is entitled to exercise all rights under the policy.

maturity date — The date on which the accumulation period ends and annuity payments begin.

monthiversary — The same day in the month as the policy date. When there is no date in a calendar month that coincides with the policy date, the monthiversary is the first day of the next month.

NYSE — New York Stock Exchange.

nonqualified policy — A policy other than a qualified policy.

owner (you, your) — The person(s) entitled to exercise all rights and privileges under the policy. The annuitant is an owner unless the application states otherwise, or unless a change of ownership is made at a later time. Joint owners may be named, provided the joint owners are husband and wife. Joint ownership is not available in all states.

portfolio — A separate investment portfolio of a fund.

policy anniversary — The same day in each succeeding year as the policy date. If there is no day in a calendar year which coincides with the policy date, the policy anniversary will be the first day of the next month.

policy date — The date shown on the contract schedule attached to the policy and the date on which the policy becomes effective.

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premium payments — Amounts paid by an owner or on an owner’s behalf to Transamerica Premier Life Insurance Company as consideration for the benefits provided by the policy. When we use the term “premium payment” or “premium” in this SAI, it has the same meaning as “net payment” in the policy, which means the premium payment less any applicable premium taxes.

qualified policy — A policy issued in connection with retirement plans that qualify for special federal income tax treatment under the Code.

separate account — WRL Series Annuity Account, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), to which premium payments under the policies may be allocated.

separate account value — The portion of the policy value that is invested in the separate account.

subaccount — A subdivision within the separate account, the assets of which are invested in a specified underlying fund portfolio.

surrender — The termination of a policy at the option of an owner.

valuation date — Each day on which the NYSE is open for trading, except when a subaccount’s corresponding portfolio does not value its shares. Transamerica Premier Life Insurance Company is open for business on each day that the NYSE is open. When we use the term “business day,” it has the same meaning as valuation date.

valuation period — The period of time from one determination of accumulation unit values and annuity unit values to the next subsequent determination of those values. Such determination shall be made on each business day.

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In order to supplement the description in the prospectus, the following provides additional information about Transamerica Premier Life Insurance Company (the Company, we, us or our) and the policy, which may be of interest to a prospective purchaser.

THE POLICY — GENERAL PROVISIONS

Owner

The policy shall belong to the owner upon issuance of the policy after completion of an application and delivery of the initial premium payment. While the annuitant is living, the owner may: (1) assign the policy; (2) surrender the policy; (3) amend or modify the policy with our consent; (4) receive annuity payments or name a payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable beneficiary; and of your spouse in a community or marital property state.

A joint owner may only be a spouse and may be named in the policy application or in a written notice to our Administrative Office. The surviving joint owner will become the sole owner upon the other joint owner’s death. If the surviving joint owner dies before the annuitant, the surviving joint owner’s estate will become the owner if no beneficiary is named and alive. However, if a beneficiary is named and alive, the beneficiary will receive the cash value.

An owner may change the ownership of the policy in a written notice to our Administrative Office. When this change takes effect, all rights of ownership in the policy will pass to the new owner. A change of ownership may have tax consequences.

When there is a change of owner, the change will not take effect as of the date we accept the written notice at our Administrative Office. We assume no liability for any payments made, or actions taken before a change is accepted, and shall not be responsible for the validity or effect of any change of ownership. Changing the owner cancels any prior choice of owner, but does not change the designation of the beneficiary or the annuitant.

Entire Policy

The policy and any endorsements or riders thereon and the policy application constitute the entire policy between the Company and the owner. All statements in the application are representations and not warranties. No statement will cause the policy to be void or to be used in defense of a claim unless contained in the application.

Misstatement of Age or Gender

During the Accumulation Period. If the age of any person whose life or age a benefit provided under a guaranteed benefit has been misstated, any such benefit will be that which would have been purchased on the basis of the correct age. If that person would not have been eligible for that guaranteed benefit at the correct age, (i) the benefit will be rescinded; and (ii) any charges that were deducted for the benefit will be refunded and applied to the total account value of the policy.

We reserve the right to terminate the policy at any time if it discovers a misstatement or fraudulent representation of any information provided in connection with the issuance or ongoing administration of the policy.

After the Maturity Date. We may require proof of the annuitant’s or owner’s age and/or gender before any payments associated with any benefits are made. If the age or gender of the annuitant and/or owner has been misstated, we will change the payment associated with any benefits payable to that which the premium payments would have purchased for the correct age or gender. The dollar amount of any underpayment made by us shall be paid in full with the next payment due such person, beneficiary, or payee. The dollar amount of any overpayment made by us due to any misstatement shall be deducted from payments subsequently accruing to such person or beneficiary. Any underpayment or overpayment will include interest as specified in your policy, from the date of the wrong payment to the date of the adjustment. The age of the annuitant or owner may be established at any time by the submission of proof satisfactory to us.

Annuity Payment Options

During the lifetime of the annuitant and prior to the maturity date, the owner may choose an annuity payment option or change the election. If no election is made prior to the maturity date, annuity payments will be made under Payment Option D as Variable Life Income with 10 years of guaranteed payments. The default option may be restricted with respect to qualified policies.

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Thirty days prior to the maturity date, we will mail to the owner a notice and a form upon which the owner can select allocation options for the annuity proceeds as of the maturity date. We reserve the right to limit transfers to once per year after the maturity date. If a variable annuity payment option is chosen, the owner must include in the written notice the subaccount allocation of the annuity proceeds as of the maturity date. If we do not receive that form or other written notice acceptable to us prior to the maturity date, the policies existing allocation options will remain in effect. The owner may also, prior to the maturity date, select or change the frequency of annuity payments, which may be monthly, quarterly, semi-annually or annually, provided that the annuity payment option and payment frequency provides for payments of at least $20 per period. If none of these is possible, a lump sum payment will be made.

Determination of the First Variable or Fixed Payment. The amount of the first variable or fixed annuity payment is determined by multiplying the annuity proceeds times the appropriate rate for the annuity option selected. The rates are based on the Society of Actuaries “Annuity 2000” (male, female, and unisex if required by law) Mortality Table with projection Scale G, and variable rates are based on a 5% effective annual assumed investment return. Neither expenses actually incurred, other than taxes on the investment return, nor mortality actually experienced, shall adversely affect the dollar amount of variable annuity payments after such payments have commenced.

The amount of the first annuity payment depends upon the gender (if consideration of gender is allowed under state law) and adjusted age of the annuitant. The adjusted age is the annuitant’s actual age nearest birthday, at the maturity date, adjusted as follows:

Maturity Date	Adjusted Age
Before 2010	Actual Age
2010-2019	Actual Age minus 1
2020-2026	Actual Age minus 2
2027-2033	Actual Age minus 3
2034-2040	Actual Age minus 4
After 2040	As determined by the Company

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

Determination of Additional Variable Payments. The amount of variable annuity payments after the first will increase or decrease according to the annuity unit value which reflects the investment experience of the selected subaccount(s). Each variable annuity payment after the first will be equal to the number of units attributable to the policy in each selected subaccount multiplied by the annuity unit value of that subaccount on the date the payment is processed. The number of such units is determined by dividing the first payment allocated to that subaccount by the annuity unit value of that subaccount on the date the first annuity payment is processed.

Death Benefit

Death of Owner. Federal tax law requires that if any owner (including any successor owner who has become a current owner) dies before the maturity date, then the entire value of the policy must generally be distributed within five years of the date of death of such owner. Special rules apply where (1) the spouse of the deceased owner is the sole beneficiary, (2) an owner is not a natural person and the primary annuitant dies or is changed, or (3) any owner dies after the maturity date. See TAX INFORMATION in the Prospectus for a detailed description of these rules. Other rules may apply to qualified policies.

If an owner (or a surviving joint owner) is not the annuitant and dies before the annuitant:

•	if no beneficiary is named and alive on the death report day, the owner’s estate will become the new owner. The cash value must be distributed within five years of the former owner’s death;

•	if the sole beneficiary is alive and is the owner’s spouse, the policy will continue with the spouse as the new owner;

•	if the beneficiary is alive and is not the owner’s spouse, the beneficiary will become the new owner.

The cash value must be distributed either:

•	within five years of the former owner’s death; or

•	over the lifetime of the new owner, if a natural person, with payments beginning within one year of the former owner’s death; or

•	over a period that does not exceed the life expectancy (as defined by the Code and regulations adopted under the Code) of the new owner, if a natural person, with payments beginning within one year of the former owner’s death.

To determine payments, we may use the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death.

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Death of Annuitant. Due proof of death of the annuitant is proof that the annuitant died prior to the commencement of annuity payments. Upon receipt of this proof and an election of a method of settlement and return of the policy, the death benefit generally will be paid within seven days, or as soon thereafter as we have sufficient information about the beneficiary(ies) to make the payment. The beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the annuity payment options unless a settlement agreement is effective at an owner’s death preventing such election.

If the annuitant who is not an owner dies during the accumulation period and an owner is a natural person other than the annuitant, then the owner will automatically become the annuitant and this policy will continue. In the event of joint owners, the younger joint owner will automatically become the new annuitant and this policy will continue. If the annuitant dies during the accumulation period and an owner is either (1) the same individual as the annuitant; or (2) other than a natural person, then the death benefit proceeds are payable to the beneficiary in a lump sum distribution.

Assuming no joint owners, if the annuitant who is an owner dies before the maturity date, and the sole beneficiary is not the deceased annuitant’s spouse who elects to continue the policy, (1) the death benefit must be distributed within five years of the date of the annuitant/deceased owner’s death, or (2) payments must begin no later than one year after the annuitant/deceased owner’s death and must be made (i) for the beneficiary’s lifetime or (ii) for a period certain (so long as any certain period does not exceed the beneficiary’s life expectancy). Payments may be made in accordance with the “account-based” method under which we recalculate the amount of the payment each year by dividing the remaining unpaid proceeds by the beneficiary’s current life expectancy, with payments beginning within one year of the deceased owner’s death. Death benefit proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of the date of the annuitant/deceased owner’s death. If the sole beneficiary is the annuitant/deceased owner’s surviving spouse, such spouse may elect to continue the policy as the new annuitant and owner instead of receiving the death benefit (See TAX INFORMATION in the Prospectus). We will increase the annuity value as of the death report day to equal the death benefit proceeds as of the death report day, if greater.

If a beneficiary or joint owner elects to receive the death benefit proceeds under alternate payment option (1) or 2(ii) above, then we will: (a) allow partial surrenders and transfers among the subaccounts and the fixed account; (b) deduct the transfer fee from each transfer after the first 12 transfers during the policy year; (c) deduct the annual policy charge each policy year; and (d) not permit payment of the death benefit proceeds under the annuity provisions of the policy upon complete distribution.

The beneficiary may name a new beneficiary for payment of the death benefit proceeds. If the beneficiary dies during the distribution period, we will pay the remaining value of the policy first to the new beneficiary. If no new beneficiary is named, such payment will be made to the contingent beneficiary if named by the owner. If no new beneficiary or contingent beneficiary is named, such payment will be made to the beneficiary’s estate.

If there are joint owners, the annuitant is not an owner, and the one joint owner dies prior to the maturity date, the surviving joint owner as sole owner may surrender the policy at any time for the policy’s cash value.

Beneficiary. The beneficiary designation in the application will remain in effect until changed. An owner may change the designated beneficiary(ies) during the annuitant’s lifetime by sending written notice to us at our Administrative Office. A beneficiary’s consent to such change is not required unless the beneficiary was irrevocably designated or law requires consent. (If an irrevocable beneficiary dies, an owner may then designate a new beneficiary). The change will take effect as of the date an owner signs the written notice. We will not be liable for any payment made before the written notice is received at our Administrative Office. Unless we receive written notice from an owner to the contrary, no beneficiary may assign any payments under the policy before such payments are due. To the extent permitted by law, no payments under the policy will be subject to the claims of any beneficiary’s creditors.

The discussion and the first set of examples below assume the Additional Earnings Rider is not included in the policy.

Adjusted Partial Surrender. A partial surrender will reduce the amount of your death benefit proceeds by an amount called the adjusted partial surrender. The reduction depends on the relationship between the death benefit proceeds and annuity value. The adjusted partial surrender is the amount of a partial surrender time the ratio of [(a) divided by (b)] where:

(a)	is the amount of the death benefit proceeds prior to the partial surrender; and
(b)	is the annuity value prior to the partial surrender.

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The following examples describe the effect of surrender on the death benefit proceeds, and annuity value.

EXAMPLE 1 (Assumed Facts for Example)
$75,000	current death benefit proceeds before surrender
$50,000	current annuity value before surrender
$75,000	current death benefit (larger of annuity value and death benefit proceeds)
6%	current surrender charge percentage
$15,000	requested partial surrender
$10,000	surrender charge free amount
$5,000	excess partial surrender – EPS (amount subject to surrender charge)
$319.15	surrender charge on EPS = 0.06 * (5,319.15)
$5,319.15	reduction in annuity value due to EPS = 5,000 + 319.15
$22,978.73	adjusted partial surrender = $15,319.15 * (75,000/50,000)
$52,021.27	new death benefit proceeds (after partial surrender) = 75,000 – 22,978.73
$34,680.82	New annuity value (after partial surrender) = 50,000 – 15,319.15

Summary:

Reduction in death benefit proceeds	=$22,978.73
Reduction in annuity value	=$15,319.15

NOTE: The death benefit proceeds is reduced more than the annuity value since the death benefit proceeds was greater than the annuity value just prior to the partial surrender.

EXAMPLE 2 (Assumed Facts for Example)
$50,000	current death benefit proceeds before surrender
$75,000	current annuity value before surrender
$75,000	current death benefit (larger of annuity value and death benefit proceeds)
6%	current surrender charge percentage
$15,000	requested partial surrender
$11,250	surrender charge free amount
$3,750	excess partial surrender – EPS (amount subject to surrender charge)
$293.36	surrender charge on EPS = 0.06 * (3,989.36)
$3,989.36	reduction in annuity value due to EPS = 3,750 + 239.36
$15,239.36	adjusted partial surrender = $15,239.36 * (75,000/50,000)
$34,760.64	new death benefit proceeds (after partial surrender) = 50,000 – 15,239.36
$59,760.64	New annuity value (after partial surrender) = 75,000 – 11,250 – 3,989.36

Summary:

Reduction in death benefit proceeds	=$15,239.36
Reduction in annuity value	=$15,239.36

NOTE: The death benefit proceeds and annuity value are reduced by the same amount since the annuity value was higher than the death benefit proceeds just prior to the partial surrender.

Additional Earnings Rider. The following examples illustrate the additional death benefit payable under the Additional Earnings Rider, as well as the effect of a partial withdrawal on the Additional Earnings Rider Amount.

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Example 1 – Basic Additional Earnings Rider Example, with no additional premium payments or partial surrenders

Assumed Facts for Example:

Rider Issue Age = 60

Additional Earnings Factor (AEF) = 40%

Rider Earnings Limit (REL) = 250%

At Rider Issue:
$1,000,000	Maximum Rider Benefit (MRB)
$40,000.00	Rider Base at issue (RBI (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Death:
$75,000.00	Death Benefit Proceeds (DBP)
$35,000.00	Rider Earnings (RE) = DBP – RBI = 75,000 – 40,000
$14,000.00	Additional Earnings Rider Amount = lesser of: RE * AEF = 35,000 * 40% = 14,000 or REL * RBI * AEF = 250% * 40,000 *40% = 40,000 or MRB = 1,000 000

Example 2 – Additional Earnings Rider Example, showing the effect of partial surrender

Assumed Facts for Example:

Rider Issue Age = 60

Additional Earnings Factor (AEF) = 40%

Rider Earnings Limit (REL) = 250%

At Rider Issue:
$1,000,000	Maximum Rider Benefit (MRB)
$40,000.00	Rider Base at issue (RBI (equal to the greater of the death benefit proceeds on the Rider Date or the Annuity Value on that date)

At Partial Surrender:
$50.000.00	Annuity Value before partial surrenders (AV)
$15,000.00	Partial Surrender (PW) (including surrender charges)
$12,000.00	Surrender Adjustment to Base (WAB) = PW * RBI / AV = 15,000 * 40,000 / 50,000
$28,000.00	Rider Base after partial surrender (RB = RBI – WAB = 40,000 – 12,000

At Death:
$70,000.00	Death Benefit Proceeds (DBP)
$42,000.00	Rider Earnings (RE) = DBP – RB = 70,000 – 28,000
$16,800.00	Additional Earnings Rider Amount = lesser of: RE * AEF = 42,000 * 40% = 16,800 or REL * RBI * AEF = 250% * 28,000 *40% = 28,000 or MRB = 1,000 000

Assignment

During the annuitant’s lifetime and prior to the maturity date (subject to any irrevocable beneficiary’s rights) the owner may assign any rights or benefits provided by a nonqualified policy. The assignment of a policy will be treated as a distribution of the annuity value for federal tax purposes. Any assignment must be made in writing and accepted by us. An assignment will be effective as of the date the request is received at our Administrative Office and is accepted by us. We assume no liability for any payments made or actions taken before a change is accepted and shall not be responsible for the validity or effect of any assignment.

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With regard to qualified policies, any assignment may be subject to restrictions, penalties, taxation as a distribution, or even prohibition under the Code, and must be permitted under the terms of the underlying retirement plan.

Proof of Age, Gender and Survival

We may require proper proof of age and gender of any annuitant or joint annuitant prior to making the first annuity payment. Prior to making any payment, we may require proper proof that the annuitant or joint annuitant is alive and legally qualified to receive such payment. If required by law to ignore differences in gender of any payee, annuity payments will be determined using unisex rates.

Non-Participating

The policy will not share in the Company’s surplus earnings; no dividends will be paid.

Employee and Agent Purchases

The policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the policy or their spouse or minor children, or by an officer, director, trustee or bona-fide full-time employee of ours or our affiliated companies or their spouse or minor children. In such a case, we in our discretion, may credit an amount equal to a percentage of each premium payment to the policy due to lower acquisition costs we experience on those purchases. We may offer, in our discretion, certain employer sponsored savings plans, reduced fees and charges including, but not limited to, the surrender charge and the annual policy charge for certain sales under circumstances which may result in savings of certain costs and expenses. In addition, there may be other circumstances of which we are not presently aware which could result in reduced sales or distribution expenses. Credits to the policy or reductions in these fees and charges will not be unfairly discriminatory against any owner.

INVESTMENT EXPERIENCE

Accumulation Units

Allocations of a premium payment directed to a subaccount are credited in the form of accumulation units. Each subaccount has a distinct accumulation unit value. The number of units credited is determined by dividing the premium payment or amount transferred to the subaccount by the accumulation unit value of the subaccount as of the end of the valuation period during which the allocation is made. For each subaccount, the accumulation unit value for a given business day is based on the net asset value of a share of the corresponding portfolio of the underlying fund portfolio less any applicable charges or fees.

Upon allocation to the selected subaccount, premium payments are converted into accumulation units of the subaccount. The number of accumulation units to be credited is determined by dividing the dollar amount allocated to each subaccount by the value of an accumulation unit for that subaccount as next determined after the premium payment is received at the Administrative Office or, in the case of the initial premium payment, when the enrollment form is completed, whichever is later. The value of an accumulation unit for each subaccount was arbitrarily established at $1 at the inception of each subaccount. Thereafter, the value of an accumulation unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.

An index (the “net investment factor”) which measures the investment performance of a subaccount during a valuation period, is used to determine the value of an accumulation unit for the next subsequent valuation period. The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease, or remain the same from one valuation period to the next. You bear this investment risk. The net investment performance of a subaccount and deduction of certain charges affect the accumulation unit value.

The net investment factor for any subaccount for any valuation period is determined by dividing (A + B - C) by (D) and subtracting (E) from the result, where the net result of:

A	the net asset value per share of the shares held in the subaccount determined at the end of the current valuation period, plus

B	the per share amount of any dividend or capital gain distribution made with respect to the shares held in the subaccount if the ex-dividend date occurs during the current valuation period, plus or minus

C	a per share credit or charge for any taxes determined by us to have resulted during the valuation period from the investment operations of the subaccount;

D	is the net asset value per share of the shares held in the subaccount determined as of the end of the immediately preceding

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valuation period; and

E	is an amount representing the separate account charge and any optional benefit fees, if applicable.

Illustration of Separate Account Accumulation Unit Value Calculations

Formula and Illustration for Determining the Net Investment Factor

Net Investment Factor =	(A + B - C)	- E
D

Where:

A =	The net asset value of an underlying fund portfolio share as of the end of the current valuation period.
Assume A = $11.57

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding valuation period.
Assume B = 0

C =	The per share charge or credit for any taxes reserved for at the end of the current valuation period.
Assume C = 0

D =	The net asset value of an underlying fund portfolio share at the end of the immediately preceding valuation period.
Assume D = $11.40

E =	The daily deduction for the mortality and expense risk fee and the administrative charge, and any optional benefit fees, if applicable. Assume E totals 1.65% on an annual basis; On a daily basis, this equals 0.000044838.

Then, the net investment factor =	(11.57 + 0 – 0)	- 0.000044838 = Z = 1.014867443
(11.40)

Formula for Determining Accumulation Unit Value

Accumulation Unit Value = A * B

Where:

A =	The accumulation unit value for the immediately preceding valuation period.
Assume A = $X

B =	The net investment factor for the current valuation period.
Assume B = Y

Then, the accumulation unit value = $X * Y = $Z

Annuity Unit Value and Annuity Payment Rates

The amount of variable annuity payments will vary with annuity unit values. Annuity unit values rise if the net investment performance of the subaccount (that is, the portfolio performance minus subaccount fees and charges including the separate account annuitization charge that will equal an annual rate of 1.40%) exceeds the assumed investment return of 5% annually. Conversely, annuity unit values fall if the net investment performance of the subaccount is less than the assumed rate. The value of a variable annuity unit in each subaccount was established at $10 on the date operations began for that subaccount. The value of a variable annuity unit on any subsequent business day is equal to A multiplied by B multiplied by C, where:

A	is the variable annuity unit value for the subaccount on the immediately preceding business day;

B	is the net investment factor for that subaccount for the valuation period; and

C	is the assumed investment return adjustment factor for the valuation period.

The assumed investment return adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual assumed investment return. The valuation period is the period from the close of the immediately preceding business day to the close of the current business day.

The net investment factor for the policy used to calculate the value of a variable annuity unit in each subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

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(i)	is the result of:

(1)	the net asset value of a fund share held in that subaccount determined at the end of the current valuation period; plus

(2)	the per share amount of any dividend or capital gain distributions made by the fund for shares held in that subaccount if the ex-dividend date occurs during the valuation period; plus or minus

(3)	a per share charge or credit for any taxes reserved for, which we determine to have resulted from the investment operations of the subaccount.

(ii)	is the net asset value of a fund share held in that subaccount determined as of the end of the immediately preceding valuation period.

(iii)	is a factor representing the separate account annuitization charge. This factor is equal, on an annual basis, to 1.40% of the daily net asset value of the portfolio share held in that subaccount.

The dollar amount of subsequent variable annuity payments will depend upon changes in applicable annuity unit values.

The annuity payment rates generally vary according to the annuity option elected and the gender and adjusted age of the annuitant at the maturity date. See ANNUITY PAYMENT OPTIONS – Determination of the First Variable and Fixed Payment, which contains a table for determining the adjusted age of the annuitant.

Calculations for Annuity Unit

Value and Variable Annuity Payments

Formula for Determining Annuity Unit Value

Annuity Unit Value = A * B * C

Where:

A =	Annuity unit value for the immediately preceding valuation period.
Assume A = $X

B =	Net investment factor for the valuation period for which the annuity unit value is being calculated.
Assume B = Y

C =	A factor to neutralize the annual assumed investment return of 5% built into the Annuity Tables used.
Assume C = Z

Then, the annuity unit value is: $X * Y * Z = $Q

Formula for Determining Amount of

First Monthly Variable Annuity Payment

First monthly variable annuity payment =	A * B
$1,000

Where:

A =	The adjusted policy value as of the maturity date.
Assume A = $X

B =	The annuity purchase rate per $1,000 of adjusted policy value based upon the option selected, the gender and adjusted age of the annuitant according to the tables contained in the policy.
Assume B = $Y

Then, the first monthly variable annuity payment =	$X * $Y	= $Z
1,000

Formula for Determining the Number of Annuity Units

Represented by Each Monthly Variable Annuity Payment

Number of annuity units =	A
B

Where:

A =	The dollar amount of the first monthly variable annuity payment.
Assume A = $X

B =	The annuity unit value for the valuation date on which the first monthly payment is due.

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Assume B = $Y

Then, the number of annuity units =	$X	= Z
$Y

PERFORMANCE

We periodically advertises performance of the various subaccounts and investment portfolios. We may disclose at least four different kinds of non-standard performance.

First, we may disclose standardized total return figures for the subaccounts that reflect the deduction of all charges assessed during the accumulation period under the policy, including the mortality and expense charge, the administrative charge, the annual policy charge and the surrender charge. Charges for the optional Additional Earnings Rider are not deducted. These figures are based on the actual historical performance of the subaccounts investing in the underlying fund portfolios since their inception, adjusted to reflect current policy charges.

Second, we may disclose total return figures on a non-standardized basis. This means that the data may be presented for different time periods and different dollar amounts. The data will not be reduced by the surrender charge currently assessed under the policy. We will only disclose non-standardized performance data if it is accompanied by standardized total return data.

Third, we may present historic performance data for the portfolios since their inception reduced by some or all fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts, but is designed to show the performance that would have resulted if the policy had been available during that time.

The TST fund prospectus presents the total return of certain existing SEC-registered funds that are managed by sub-advisers to the TST fund portfolios. These funds have investment objectives, policies and strategies that are substantially similar to those of certain portfolios. We call the funds the “Similar Sub-Adviser Funds.” None of the fees and charges under the policy has been deducted from the performance data of the Similar Sub-Adviser Funds. If policy fees and charges were deducted the investment returns would be lower. The similar Sub-Adviser Funds are not available for investment under the policy.

HISTORICAL PERFORMANCE DATA

Money Market Yields

Yield. The yield quotation set forth in the prospectus for the TA Aegon Government Money Market subaccount is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement, and is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one unit in the TA Aegon Government Money Market subaccount at the beginning of the period, subtracting a hypothetical charge reflecting deductions from owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting figure carried to at least the nearest hundredth of one percent.

Effective Yield. - The effective yield quotation for the TA Aegon Government Money Market subaccount set forth in the prospectus is for the seven days ended on the date of the most recent balance sheet of the separate account included in the registration statement. The effective yield is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing subaccount having a balance of one unit in the TA Aegon Government Money Market subaccount at the beginning of the period. A hypothetical charge, reflecting deductions from owner accounts, is subtracted from the balance. The difference is divided by the value of the subaccount at the beginning of the base period to obtain the base period return, which is then compounded by adding 1. Next, the sum is raised to a power equal to 365 divided by 7, and 1 is subtracted from the result. The following formula describes the computation:

EFFECTIVE YIELD = ({BASE PERIOD RETURN + 1} 365/7) – 1

The effective yield is shown at least to the nearest hundredth of one percent.

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Hypothetical Charge. - For purposes of the yield and effective yield computations, the hypothetical charge reflects all fees and charges that are charged to all owner accounts in proportion to the length of the base period, including the annual policy charge. The yield and effective yield quotations do not reflect any deduction for premium taxes or transfer charges that may be applicable to a particular policy, nor do they reflect the surrender charge that may be assessed at the time of surrender in an amount ranging up to 7% of the requested surrender amount. Nor do the yield and effective yield calculations take into account the surrender charges imposed under the policy or the charges for any optional riders. The specific surrender charge percentage applicable to a particular surrender depends on the length of time premium payments have been held under the policy and whether surrenders have been made previously during that policy year. (See EXPENSES - Surrender Charge of the prospectus.) No fees or sales charges are assessed upon annuitization under the policies, except premium taxes. Realized gains and losses from the sale of securities, and unrealized appreciation and depreciation of assets held by the TA Aegon Government Money Market subaccount and the fund are excluded from the calculation of yield. The calculation of yield (which is based on the performance of the Initial Class of shares for the Transamerica Aegon Government Money Market VP of the Transamerica Series Trust that were held by the subaccount) has been adjusted to reflect the deduction of the 12b-1 fee for the Service Class shares of that portfolio.

The yield on amounts held in the TA Aegon Government Money Market subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The TA Aegon Government Money Market subaccount actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Transamerica Aegon Government Money Market VP, the types and quality of portfolio securities held by the Transamerica Aegon Government Money Market VP and its operating expenses. Because of the charges and deductions imposed under a policy, the yield for the TA Aegon Government Money Market subaccount will be lower than the yield for the corresponding money market portfolio.

Total Returns

The total return quotations set forth in the prospectus for all subaccounts, except the TA Aegon Government Money Market subaccount, holding assets for the policies during the accumulation period are average annual total return quotations for the one, five, and ten-year periods (or, if a subaccount has been in existence for a period of less than one, five or ten years, for such lesser period) ended on the date of the most recent balance sheet of the separate account, and for the period from the first date any subaccount investing in an underlying portfolio commenced operations until the aforesaid date. The quotations are computed by determining the average annual compounded rates of return over the relevant periods that would equal the initial amount invested to the ending redeemable value, adjusted to reflect current subaccount charges, according to the following formula:

P (1 + T)N = ERV

Where:
T	=	The average annual total return net of subaccount recurring charges.
ERV	=	The ending redeemable value of the hypothetical account at the end of the period.
P	=	A hypothetical initial payment of $1,000.
N	=	The number of years in the period.

For purposes of the total return quotations for all of the subaccounts, except the TA Aegon Government Money Market subaccount, the calculations take into account all current fees that are charged under the policy to all owner accounts during the accumulation period except the charge for the optional Additional Earnings Rider. Such fees include the mortality and expense risk charge, the administrative charge, and the annual policy charge. The calculations also assume a complete surrender as of the end of the particular period; therefore, the surrender charge is deducted. The calculations do not reflect any deduction for premium taxes or any transfer or surrender charges that may be applicable to a particular policy.

Other Performance Data

We may present the total return data stated in the prospectus on a non-standardized basis. This means that the data will not be reduced by the surrender charge under the policy and that the data may be presented for different time periods and for different premium payment amounts. Non-standardized performance data will only be disclosed if standardized performance data for the required periods is also disclosed.

We may also disclose cumulative total returns and average annual compound rates of return (T) for the subaccounts based on the inception date of the subaccounts investing in the underlying portfolios. We calculate cumulative total returns according to the following formula:

(1 + T)n - 1

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Where: T and n are the same values as above

In addition, we may present historic performance data for the portfolios since their inception reduced by some or all of the fees and charges under the policy. Such adjusted historic performance includes data that precedes the inception dates of the subaccounts. This data is designed to show the performance that would have resulted if the policy had been in existence during that time.

For instance, we may disclose average annual total returns for the portfolios reduced by some or all fees and charges under the policy, as if the policy had been in existence. Such fees and charges include the mortality and expense risk charge, the administrative charge, and the annual policy charge. Such data may or may not assume a complete surrender of the policy at the end of the period. The charge for the optional Additional Earnings Rider will not be deducted.

Advertising and Sales Literature

From time to time we may refer to the diversifying process of asset allocation based on the Modern Portfolio Theory developed by Nobel Prize winning economist Harry Markowitz. The basic assumptions of Modern Portfolio Theory are: (1) the selection of individual investments has little impact on portfolio performance, (2) market timing strategies seldom work, (3) markets are efficient, and (4) portfolio selection should be made among asset classes. Modern Portfolio Theory allows an investor to determine an efficient portfolio selection that may provide a higher return with the same risk or the same return with lower risk.

When presenting the asset allocation process we may outline the process of personal and investment risk analysis including determining individual risk tolerances and a discussion of the different types of investment risk. We may classify investors into four categories based on their risk tolerance and will quote various industry experts on which types of investments are best suited to each of the four risk categories. The industry experts quoted may include Ibbotson Associates, CDA Investment Technologies, Lipper Analytical Services and any other expert which has been deemed by us to be appropriate. We may also provide an historical overview of the performance of a variety of investment market indices, the performance of these indices over time, and the performance of different asset classes, such as stocks, bonds, cash equivalents, etc. We may also discuss investment volatility including the range of returns for different asset classes and over different time horizons, and the correlation between the returns of different asset classes. We may also discuss the basis of portfolio optimization including the required inputs and the construction of efficient portfolios using sophisticated computer-based techniques. Finally, we may describe various investment strategies and methods of implementation, the periodic rebalancing of diversified portfolios, the use of dollar cost averaging techniques, a comparison of the tax impact of premium payments made on a “before tax” basis through a tax-qualified plan with those made on an “after tax” basis outside of a tax-qualified plan, and a comparison of tax-deferred versus non tax-deferred accumulation of premium payments.

As described in the prospectus, in general, an owner is not taxed on increases in value under a policy until a distribution is made under the policy. As a result, the policy will benefit from tax deferral during the accumulation period, as the annuity value may grow more rapidly than under a comparable investment where certain increases in value are taxed on a current basis. From time to time, we may use narrative, numerical or graphic examples to show hypothetical benefits of tax deferral in advertising and sales literature.

PUBLISHED RATINGS

We may from time to time publish in advertisements, sales literature and reports to owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor’s Insurance Ratings Services, Moody’s Investors Service and Fitch Financial Ratings. The purpose of the ratings is to reflect our financial strength. The ratings should not be considered as bearing on the investment performance of assets held in the separate account or of the safety or riskiness of an investment in the separate account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, these ratings may be referred to in advertisements or sales literature or in reports to owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance policies in accordance with their terms.

STATE REGULATION OF US

We are subject to the laws of jurisdiction governing insurance companies and to regulation by the jurisdiction Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering our operations for the preceding year and our financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine our contract liabilities and reserves so that the Department may determine the items are correct. Our books and accounts are subject to review by the Department of Insurance at all times, and a full examination of our operations are conducted periodically by

15

the National Association of Insurance Commissioners. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which it may operate.

ADMINISTRATION

We perform administrative services for the policies. These services include issuance of the policies, maintenance of records concerning the policies, and certain valuation services.

RECORDS AND REPORTS

All records and accounts relating to the separate account will be maintained by us. As presently required by the 1940 Act, as amended, and regulations promulgated thereunder, we will mail to all owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation. However, for certain routine transactions (for example, regular monthly premiums deducted from your checking account, or regular annuity payments we send to you) you may only receive quarterly confirmations.

DISTRIBUTION OF THE POLICIES

TCI serves as principal underwriter for the policies. TCI’s home office is located at 1801 California St. Suite 5200 Denver, Colorado 80202. TCI is an affiliate of Transamerica Premier Life Insurance Company and, like TPLIC is an indirect, wholly owned subsidiary of Aegon USA. TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and is a member of Financial Industry Regulatory Authority (“FINRA”). TCI is not a member of the Securities Investor Protection Corporation.

The policies were offered to the public through sales representatives of broker-dealers (“selling firms”) that have entered into selling agreements with us and with TCI. Sales representatives with these selling firms are appointed as our insurance agents.

During fiscal years 2017, 2016 and 2015 $5,453,283, $5,399,780, and $6,359,628, respectively, were paid to TCI. TCI passed through commissions it received to selling firms for their sales and did not retain any portion of them. We and our affiliates provide paid-in capital to TCI and pay for TCI’s operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or another affiliate may pay certain selling firms additional cash amounts for: (1) marketing allowances, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other sales expenses of the selling firms. We and/or TCI may make bonus payments to certain selling firms based on aggregate sales or persistency standards. These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms. Differences in compensation paid to a selling firm or its sales representatives for selling one product over another may create conflicts of interest for such firms or its sales representatives.

VOTING RIGHTS

To the extent required by law, we will vote the underlying fund portfolios’ shares held by the separate account at regular and special shareholder meetings of the underlying fund portfolios in accordance with instructions received from persons having voting interests in the portfolios, although none of the underlying fund portfolios hold regular annual shareholder meetings. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we will determine that it is permitted to vote the underlying fund portfolios shares in its own right, it may elect to do so.

Before the annuity commencement date, you hold the voting interest in the selected portfolios. The number of votes that you have the right to instruct will be calculated separately for each subaccount. The number of votes that you have the right to instruct for a particular subaccount will be determined by dividing your policy value in the subaccount by the net asset value per share of the corresponding portfolio in which the subaccount invests. Fractional shares will be counted.

After the annuity commencement date, you have the voting interest, and the number of votes decreases as annuity payments are made and as the reserves for the policy decrease. The person’s number of votes will be determined by dividing the reserve for the policy allocated to the applicable subaccount by the net asset value per share of the corresponding portfolio. Fractional shares will be counted.

The number of votes that you have the right to instruct will be determined as of the date established by the underlying fund portfolio for determining shareholders eligible to vote at the meeting of the underlying fund portfolio. We will solicit voting instructions by sending

16

you, or other persons entitled to vote, requests for instructions prior to that meeting in accordance with procedures established by the underlying fund portfolio. Portfolio shares as to which no timely instructions are received, and shares held by us in which you, or other persons entitled to vote have no beneficial interest, will be voted in proportion to the voting instructions that are received with respect to all policies participating in the same subaccount.

Each person having a voting interest in a subaccount will receive proxy material, reports, and other materials relating to the appropriate portfolio.

OTHER PRODUCTS

We make other variable annuity policies available that may also be funded through the separate account. These variable annuity policies may have different features, such as different investment choices or charges.

CUSTODY OF ASSETS

We hold assets of each of the subaccounts. The assets of each of the subaccounts are segregated and held separate and apart from the assets of the other subaccounts and from our general account assets. We maintain records of all purchases and redemptions of shares of the underlying fund portfolios held by each of the subaccounts. Additional protection for the assets of the separate account is afforded by our fidelity bond, presently in the amount of $5,000,000, covering the acts of our officers and employees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements of the WRL Series Annuity Account, as of December 31, 2017, and for the years ended December 31, 2017 and 2016, and the statutory-basis financial statements and schedules of Transamerica Premier Life Insurance Company as of December 31, 2017 and 2016, and for each of the three years ended December 31, 2017 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

PricewaterhouseCoopers LLP

One North Wacker Drive

Chicago, IL 60606

OTHER INFORMATION

A registration statement has been filed with the SEC, under the Securities Act of 1933 as amended, with respect to the policies discussed in this SAI. Not all of the information set forth in the registration statement and the amendments and exhibits thereto has been included in the prospectus or this SAI. Statements contained in the prospectus and this SAI concerning the content of the policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

FINANCIAL STATEMENTS

The values of an owner’s interest in the separate account will be affected solely by the investment results of the selected subaccount(s). Our financial statements which are included in this SAI, should be considered only as bearing on our ability to meet our obligations under the policies. They should not be considered as bearing on the investment performance of the assets held in the separate account.

Financial statements for us as of December 31, 2016 and 2015, and for each of the three years in the period ended December 31, 2017, have been prepared on the basis of statutory accounting principles, rather than accounting principles generally accepted in the United States.

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APPENDIX A

GUARANTEED MINIMUM INCOME BENEFIT RIDER – HYPOTHETICAL ILLUSTRATIONS

(NO LONGER AVAILABLE)

This discussion assumes the rider is included in the policy.

Illustrations of Guaranteed Minimum Monthly Payments. Under a variable annuity payment option, the amounts shown below are hypothetical guaranteed minimum monthly payment amounts under the rider for a $100,000 premium payment when annuity payments do not begin until the rider anniversary indicated in the left-hand column. These figures assume that there were no subsequent premium payments, loans or partial surrenders, that there were no premium taxes and that the $100,000 premium is annuitized under the rider. Six different annuity payment options are illustrated: a male annuitant, a female annuitant and a joint and survivor annuity, each on a life only and a life with 10-year certain basis. These hypothetical illustrations assume that the annuitant is (or both annuitants are) 60 years old when the policy is issued, that the annual growth rate is 6% (once established, an annual growth rate will not change during the life of the rider), and that there was no upgrade of the minimum annuitization value. The figures below are based on an assumed investment return of 3%. Subsequent payments will never be less than the amount of the first payment (although subsequent payments will be calculated using a 5% assumed investment return and a 1.10% guaranteed minimum payment fee plus the 1.40% mortality and expense risk and administrative charges, provided no upgrade in minimum annuitization value has occurred).

Illustrations of guaranteed minimum monthly payments based on other assumptions will be provided upon request.

Rider Anniversary at Exercise Date	Male		Female		Joint & Survivor
	Life Only*	Life 10**	Life Only*	Life 10**	Life Only*	Life 10**
10 (age 70)	$1,112	$1,049	$1,035	$ 999	$ 879	$ 870
15	$1,787	$1,605	$1,663	$1,545	$1,366	$1,349
20 (age 80)	$2,960	$2,440	$2,777	$2,392	$2,200	$2,116

* Life only = Life Annuity with No Period Certain

**Life 10 = Life Annuity with 10 Years Certain

These hypothetical illustrations should not be deemed representative of past or future performance of any underlying variable investment option.

Partial surrenders will affect the minimum annuitization value as follows: Each rider year, partial surrenders up to the limit of the minimum annuitization value on the last rider anniversary multiplied by the annual growth rate reduce the minimum annuitization value on a dollar-for-dollar basis. Partial surrenders over this limit will reduce the minimum annuitization value by an amount equal to the excess partial surrenders amount multiplied by the ratio of the minimum annuitization value immediately prior to the excess partial surrender to the annuity value immediately prior to the excess partial surrender.

The amount of the first payment provided by the rider will be determined by multiplying each $1,000 of minimum annuitization value by the applicable annuity factor shown on Schedule I of the rider. The applicable annuity factor depends upon the annuitant’s (and joint annuitant’s, if any) gender (or without regard to gender if required by law), age, and the rider payment option selected and is based on a guaranteed interest rate of 3% and the “Annuity 2000” mortality table improved to the year 2005 with projection Scale G. Subsequent payments will be calculated as described in the rider using a 5% assumed investment return. Subsequent payments may fluctuate annually in accordance with the investment performance of the subaccounts. However, subsequent payments are guaranteed to never be less than the initial payment.

The scheduled payment on each subsequent rider anniversary after annuitization using the rider will equal the greater of the initial payment or the payment supportable by the annuity units in the selected subaccounts. The supportable payment is equal to the number of variable annuity units in the selected subaccounts multiplied by the variable annuity unit values in those subaccounts on the date the payment is made. The variable annuity unit values used to calculate the supportable payment will assume a 5% assumed investment

18

APPENDIX A — (Continued)

return. If the supportable payment at any payment date during a rider year is greater than the scheduled payment for that policy year, the excess will be used to purchase additional annuity units. Conversely, if the supportable payment at any payment date during a rider year is less than the scheduled payment for that rider year, then there will be a reduction in the number of annuity units credited to the policy to fund the deficiency. Purchases and reductions of annuity units will be allocated to each subaccount on a proportionate basis.

We bear the risk that we will need to make payments if all annuity units have been used in an attempt to maintain the scheduled payment at the initial payment level. In such an event, we will make all future payments equal to the initial payment. Once all the annuity units have been used, the amount of your payment will not increase or decrease and will not depend upon the performance of any subaccounts. To compensate us for this risk, the guaranteed minimum payment fee, mortality and expense risk and administrative charges will be deducted.

Illustrations of Annuity Payment Values Between the policy and the Guaranteed Minimum Income Benefit Rider. The following tables have been prepared to show how different rates of return affect your variable annuity payments over time when you can annuitize under the policy or the Guaranteed Minimum Income Benefit Rider. The tables incorporate hypothetical rates of return and we do not guarantee that you will earn these returns for any one year or any sustained period of time. The tables are for illustrative purposes only and do not represent past or future investment returns.

Your variable annuity payment may be more or less than the income shown if the actual returns of the subaccounts are different from those illustrated. Since it is very likely that your investment returns will fluctuate over time, you can expect that the amount of your annuity payment will also fluctuate. The total amount of annuity payments ultimately received will, in addition to the investment performance of the subaccounts, also depend on how long you live and whether you choose to annuitize under the rider.

Another factor that determines the amount of your variable annuity payment is the assumed investment return (“AIR”). Annuity payments will increase from one variable annuity payment calculation date to the next if the performance of the portfolios underlying the subaccounts, net of all charges, is greater than the AIR and will decrease if the performance of the portfolios underlying the subaccounts, net of all charges, is less than the AIR. If you annuitize under the rider, we guarantee that each subsequent payment will be equal to or greater than your initial payment.

The Hypothetical Illustration based on 10% Gross Rate table below illustrates differences in monthly variable annuity payments assuming a 10% investment return between annuitizing under the policy and the rider.

•	The table for the policy assumes an annuity value (“AV”) of $150,000; the entire annuity value was allocated to variable annuity payments; the AIR is 5%; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and separate account charges of 1.40%. This results in the receipt of an initial annuity payment in the amount of $1,060.50.

•	The table for the rider assumes a Minimum Annuitization Value (“MAV”) of $180,000; the entire MAV was allocated to variable annuity payments; the AIRs are 3% for the initial payment and 5% for all subsequent payments; the payment option is Single Life Annuity with 10 Year Certain; a 70-year-old male, and separate account charges of 2.50%. This results in the receipt of an initial annuity payment in the amount of $1,054.80.

•	The table illustrates gross returns of 10.00% (net returns after expenses and AIR deduction are 3.60% for the policy and 2.50% for the rider).

Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of policy year	Annuitization under policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
1	$1,060.50	$1,054.80
2	$1,098.68	$1,082.32
3	$1,138.23	$1,110.68
4	$1,179.21	$1,139.80
5	$1,221.66	$1,169.72
6	$1,265.64	$1,200.45
7	$1,311.20	$1,232.03
8	$1,358.40	$1,264.48
9	$1,407.31	$1,297.81
10	$1,457.97	$1,332.07
11	$1,510.46	$1,357.27
12	$1,564.83	$1,403.44

19

APPENDIX A — (Continued)

Monthly Payments Assuming 10% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of policy year	Annuitization under policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
13	$1,621.17	$1,440.61
14	$1,679.53	$1,478.80
15	$1,739.99	$1,518.05
16	$1,802.63	$1,558.37
17	$1,867.53	$1,599.81
18	$1,934.76	$1,642.39
19	$2,004.41	$1,686.13
20	$2,076.57	$1,731.07

*The corresponding net returns are 3.60% and 2.50%

Monthly Payments Assuming 0% Gross Return Net of Portfolio Expenses*
Monthly payment at the Beginning of policy year	Annuitization under policy (AV = $150,000)	Annuitization under Rider (MAV = $180,000)
1	$1,060.50	$1,054.80
2	$ 992.63	$1,054.80
3	$ 929.10	$1,054.80
4	$ 869.64	$1,054.80
5	$ 813.98	$1,054.80
6	$ 761.89	$1,054.80
7	$ 713.13	$1,054.80
8	$ 667.49	$1,054.80
9	$ 624.77	$1,054.80
10	$ 584.78	$1,054.80
11	$ 547.36	$1,054.80
12	$ 512.32	$1,054.80
13	$ 479.54	$1,054.80
14	$ 448.85	$1,054.80
15	$ 420.12	$1,054.80
16	$ 393.23	$1,054.80
17	$ 368.06	$1,054.80
18	$ 344.51	$1,054.80
19	$ 322.46	$1,054.80
20	$ 301.82	$1,054.80

*The corresponding net returns are -6.40% and -7.50%

The Hypothetical Illustration based on 0% Gross Rate table above illustrates differences in monthly variable annuity payments assuming 0% investment return between selecting annuitization under the policy and rider. The assumptions are the same as the above except the 0% gross rate. The table illustrates gross returns of 0.00% (net returns after expenses and after the AIR deduction) are -6.4% for the policy and -7.5% for the rider.

The annuity payment amounts shown reflect the deduction of all fees and expenses. Actual fees and expenses under the policy and the rider may be higher or lower, will vary from year to year, and will depend on how you allocate among the subaccounts. The separate account charge is assumed to be at an annual rate of 1.40% of average daily net assets for the policy, which increases to 2.50% of the average daily net assets if you annuitize under one of the rider variable payment options.

Upon request, we will furnish you with a customized illustration based on your individual circumstances and choice of annuity options.

20

F I N A N C I A L    S T A T E M E N T S  –  S T A T U T O R Y    B A S I S

A N D    S U P P L E M E N T A R Y    I N F O R M A T I O N

Transamerica Premier Life Insurance Company

Years Ended December 31, 2017, 2016 and 2015

Transamerica Premier Life Insurance Company

Financial Statements – Statutory Basis

and Supplementary Information

Years Ended December 31, 2017, 2016 and 2015

2

Report of Independent Auditors

To the Board of Directors of

Transamerica Premier Life Insurance Company

We have audited the accompanying statutory financial statements of Transamerica Premier Life Insurance Company (the “Company”), which comprise the statutory balance sheets as of December 31, 2017 and 2016 and the related statutory statements of operations, of changes in capital and surplus, and of cash flow for the years ended December 31, 2017, 2016, and 2015.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Iowa Insurance Division, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the years ended December 31, 2017, 2016, and 2015.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2017 and 2016 and the results of its operations and its cash flows for the years ended December 31, 2017, 2016, and 2015, in accordance with the accounting practices prescribed or permitted by the Iowa Insurance Division described in Note 2.

Other Matter

Our audit was conducted for the purpose of forming an opinion on the statutory-basis financial statements taken as a whole. The supplemental Summary of Investments - Other Than Investments in Related Parties of the Company as of December 31, 2017 and the Supplementary Insurance Information and Reinsurance of the Company as of December 31, 2017, 2016, and 2015 and for the years then ended are presented for purposes of additional analysis and are not a required part of the statutory-basis financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory-basis financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory-basis financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 26, 2018

2

Transamerica Premier Life Insurance Company

Balance Sheets – Statutory Basis

(Dollars in Thousands)

	December 31
	2017	2016

Admitted assets
Cash, cash equivalents and short-term investments	$1,481,366	1,208,373
Bonds	17,156,866	13,230,216
Preferred stocks	10,513	10,449
Common stocks	123,110	152,068
Mortgage loans on real estate	2,197,465	1,598,685
Real estate	223,065	226,688
Policy loans	925,403	926,400
Securities lending reinvested collateral assets	428,169	425,875
Derivatives	28,496	33,358
Other invested assets	768,047	650,134

Total cash and invested assets	23,342,500	18,462,244

Accrued investment income	220,508	176,993
Premiums deferred and uncollected	195,267	187,663
Funds held by reinsurer	429,004	4,851
Current federal income tax recoverable	-	5,918
Net deferred income tax asset	233,654	315,217
Contribution receivable from parent	150,000	-
Other assets	423,297	225,640
Separate account assets	24,946,531	22,102,315

Total admitted assets	$49,940,761	41,480,842

	December 31
	2017	2016

Liabilities and capital and surplus
Liabilities
Aggregate reserves for policies and contracts	$16,168,692	12,810,781
Policy and contract claim reserves	434,521	243,788
Liability for deposit-type contracts	692,548	1,063,250
Other policyholders’ funds	12,657	10,351
Transfers from separate accounts due or accrued	(54,414)	(75,107)
Funds held under reinsurance treaties	634,313	628,416
Asset valuation reserve	290,113	225,467
Interest maintenance reserve	1,308,517	278,692
Derivatives	53,631	53,051
Payable for collateral under securitites loaned and other transactions	630,694	761,105
Current federal income tax payable	978,928	-
Borrowed money	1,476,638	1,346,634
Other liabilities	788,325	354,422
Separate account liabilities	24,946,531	22,102,315

Total liabilities	$48,361,694	39,803,165

Total capital and surplus	1,579,067	1,677,677

Total liabilities and capital and surplus	$49,940,761	41,480,842

See accompanying notes.

3

Transamerica Premier Life Insurance Company

Statements of Operations – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2017	2016	2015

Revenues
Premiums and annuity considerations	$2,296,304	$3,275,573	$3,118,178
Net investment income	879,492	909,878	865,502
Commissions, expense allowances, and reserve adjustments on reinsurance ceded	239,322	(21,540)	(234,839)
Fee revenue and other income	335,473	466,325	372,231

	3,750,591	4,630,236	4,121,072
Benefits and expenses
Death benefits	339,863	301,455	284,437
Accident and health benefits	1,049,960	813,565	732,800
Annuity benefits	289,541	376,323	344,697
Surrender benefits	1,071,731	1,001,765	1,110,799
Other benefits	68,312	86,728	75,448
Net increase (decrease) in reserves	3,400,067	549,719	151,761
Commissions	1,210,260	858,430	828,793
Net transfers to (from) separate accounts	(161,346)	(214,499)	(228,324)
Modified coinsurance reserve adjustment assumed	(4,855,921)	9,233	13,925
IMR adjustment due to reinsurance	714,351	(55,837)	-
General insurance expenses and other	453,186	537,640	600,494

Total benefits and expenses	3,580,004	4,264,522	3,914,830

Gain (loss) from operations before dividends and federal income taxes	170,587	365,714	206,242

Dividends to policyholders	1,081	1,088	1,134

Gain (loss) from operations before federal income taxes	169,506	364,625	205,108
Federal income tax (benefit) expense	903,151	14,355	(29,748)

Net gain (loss) from operations	(733,645)	350,270	234,856
Net realized capital gains (losses), after tax and amounts transferred to interest maintenance reserve	411,452	(11,391)	(21,032)

Net income (loss)	$(322,193)	$338,879	$213,824

See accompanying notes.

4

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2015	$7,364	$2,773	$160,000	$910,045	$2,573	$691,950	$1,774,705
Net income (loss)	-	-	-	-	-	213,824	213,824
Change in net unrealized capital gains/losses, net of taxes	-	-	-	-	-	(12,492)	(12,492)
Change in net deferred income tax asset	-	-	-	-	-	121,924	121,924
Change in nonadmitted assets	-	-	-	-	-	(70,668)	(70,668)
Change in reserve on account of change in valuation basis	-	-	-	-	-	(228,062)	(228,062)
Change in asset valuation reserve	-	-	-	-	-	(12,997)	(12,997)
Change in surplus as a result of reinsurance	-	-	-	-	-	(98,071)	(98,071)
Cumulative effect of change in accouting principles	-	-	-	-	-	30,444	30,444
Return on capital	-	-	-	(200,000)	-	-	(200,000)
Other changes - net	-		-	334	(415)	(10,548)	(10,629)

Balance at December 31, 2015	7,364	2,773	160,000	710,379	2,158	625,304	1,507,978
Net income (loss)	-	-	-	-	-	338,879	338,879
Change in net unrealized capital gains/losses, net of taxes	-	-	-	-	-	(16,737)	(16,737)
Change in net deferred income tax asset	-	-	-	-	-	(42,535)	(42,535)
Change in nonadmitted assets	-	-	-	-	-	46,683	46,683
Change in asset valuation reserve	-	-	-	-	-	45,119	45,119
Change in surplus as a result of reinsurance	-	-	-	-	-	(73,924)	(73,924)
Dividends to stockholders	-	-	-	-	-	(125,000)	(125,000)
Other changes - net	-	-	-	(248)	(53)	(2,485)	(2,786)

Balance at December 31, 2016	$7,364	$2,773	$160,000	$710,131	$2,105	$795,304	$1,677,677

5

Transamerica Premier Life Insurance Company

Statements of Changes in Capital and Surplus – Statutory Basis (continued)

(Dollars in Thousands)

	Class A Common Stock	Class B Common Stock	Surplus Notes	Paid-in Surplus	Special Surplus Funds	Unassigned Surplus	Total Capital and Surplus

Balance at December 31, 2016	$7,364	$2,773	$160,000	$710,131	$2,105	$795,304	$1,677,677
Net income (loss)	-		-	-	-	(322,193)	(322,193)
Change in net unrealized capital gains/losses, net of tax	-		-	-	-	(23,101)	(23,101)
Change in net deferred income tax asset	-		-	-	-	(39,231)	(39,231)
Change in nonadmitted assets	-		-	-	-	(16,230)	(16,230)
Change in reserve on account of change in valuation basis	-		-	-	-	42,157	42,157
Change in asset valuation reserve	-		-	-	-	(64,645)	(64,645)
Change in surplus as a result of reinsurance	-		-	-	-	322,858	322,858
Capital contribution	-		-	350,000	-	-	350,000
Dividends to stockholders	-		-	-	-	(350,000)	(350,000)
Other changes - net	-		-	(2,221)	1,580	2,416	1,775

Balance at December 31, 2017	$7,364	$2,773	$160,000	$1,057,910	$3,685	$347,335	$1,579,067

See accompanying notes.

6

Transamerica Premier Life Insurance Company

Statements of Cash Flow – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2017	2016	2015

Operating activities
Premiums and annuity considerations	$3,605,127	$3,044,424	$3,130,025
Net investment income	719,246	887,716	882,391
Other income	208,482	365,830	257,013
Benefit and loss related payments	(2,662,734)	(2,603,139)	(2,600,351)
Net transfers from separate accounts	180,649	245,004	274,415
Commissions and operating expenses	(1,119,469)	(1,411,409)	(1,464,051)
Federal income taxes (paid) received	(14,189)	(12,516)	(132,592)

Net cash provided by operating activities	917,112	515,910	346,850

Investing activities
Proceeds from investments sold, matured or repaid	3,939,238	3,149,478	4,746,749
Costs of investments acquired	(4,461,555)	(4,386,004)	(4,852,319)
Net increase (decrease) in policy loans	997	(1,221)	(2,210)

Net cash provided by (used in) investing activities	(521,320)	(1,237,747)	(107,781)

Financing and miscellaneous activities
Capital contribution received (returned)	$200,000	$(248)	$(200,000)
Dividends to stockholders	(350,000)	(125,000)	-
Net deposits (withdrawals) on deposit-type contracts	(138,376)	(171,072)	(44,010)
Net change in borrowed money	127,948	1,184,168	(129,114)
Net change in payable for collateral under securities lending and other transactions	(130,411)	97,575	15,164
Other cash (applied) provided	168,040	61,614	252,178

Net cash used in financing and miscellaneous activities	(122,799)	1,047,037	(105,782)

Net increase (decrease) in cash, cash equivalents and short-term investments	272,993	325,200	133,287
Cash, cash equivalents and short-term investments:
Beginning of year	1,208,373	883,173	749,886

End of year	$1,481,366	$1,208,373	$883,173

See accompanying notes.

7

Transamerica Premier Life Insurance Company

Statements of Cash Flow (supplemental) – Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2017	2016	2015
Supplemental disclosures of cash flow information

Significatnt non-cash activities during the year not included in the Statutory Statements of Cash Flow
Transfer of bonds and mortgage loans related to reinsurance agreement with third party	$2,593,112	$-	$-
Receipt of bonds, mortgage loans, and derivatives related to affiliated reinsurance amendment	$5,650,741	$2,098,422	$-
Tranfer of bonds to settle reinsurance obligations	$22,479	$-	$-
Dividend receivable from subsidiary	$100,000	$-	$-
Contribution receivable from parent	$150,000
Asset transfer of ownership between hedge funds	$88,481	$-	$-
Release of funds withheld related to affiliated reinsurance recapture	$-	$3,398,671	$-
SSAP No. 40R transfer from other invested assets to real estate	$-	$-	$202,000

8

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

December 31, 2017

1. Organization and Nature of Business

Transamerica Premier Life Insurance Company (the Company, formerly known as Monumental Life Insurance Company) is a stock life insurance company owned by Commonwealth General Corporation (CGC). CGC is an indirect, wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Company sells a full line of insurance products, including individual, credit, group, indexed universal life, variable universal life and variable annuities, annuity, long term care insurance, and accident and health policies as well as investment products, including guaranteed interest contracts and funding agreements. The Company is licensed in 49 states, the District of Columbia, Guam, and Puerto Rico. Sales of the Company’s products are through agents, brokers, financial planners, independent representatives, financial institutions, stockbrokers and direct response methods. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

2. Basis of Presentation and Summary of Significant Accounting Policies

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Iowa Insurance Division, which practices differ from accounting principles generally accepted in the United States of America (GAAP).

Use of Estimates

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The effects of the following variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material. Significant accounting policies and variances from GAAP are as follows:

Investments

Investments in bonds, except those to which the Securities Valuation Office (SVO) of the NAIC has ascribed a NAIC designation of 6, are reported at amortized cost using the interest method. Bonds containing call provisions, except make-whole call provisions, are amortized to the call or maturity value/date which produces the lowest asset value, often referred to as yield-to-worst method. Bonds ascribed a NAIC designation of 6 are reported at the lower of amortized cost or fair value with unrealized gains and losses reported in changes in capital and surplus. Prepayment penalty or acceleration fees received in the event a bond is liquidated prior to its scheduled termination date are reported as investment income.

9

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders. These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

For GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. These securities are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium using either the retrospective or prospective methods. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. For statutory reporting, the retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used.

The Company closely monitors below investment grade holdings and investment grade issuers where the Company has concerns, to determine if an other-than-temporary impairment (OTTI) has occurred. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored. Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. The Company will record a charge to the statement of operations for the amount of the impairment.

For structured securities, cash flow trends and underlying levels of collateral are monitored. An OTTI is considered to have occurred if the fair value of the structured security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An OTTI is also considered to have occurred if the discounted estimated future cash flows

10

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

are less than the amortized cost basis of the security and the security is in an unrealized loss position. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow analysis. If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. The Company will record a charge to the statement of operations for the amount of the impairments.

For GAAP, if it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the OTTI should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date. If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the OTTI should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

Investments in unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks are stated at amortized cost, except those with NAIC designations RP4 to RP6 and P4 to P6, which are reported at lower of amortized cost or fair value, and the related net unrealized capital gains (losses) are reported in changes in capital and surplus.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity. The net change in the subsidiaries’ equity is included in net unrealized capital gains or losses reported in changes in capital and surplus.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in changes in capital and surplus.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment. A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement. When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized. Prepayment penalty or acceleration fees received in the event a loan is liquidated prior to its scheduled termination date are reported as investment income.

11

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Land is reported at cost. Real estate occupied by the Company is reported at depreciated cost net of encumbrances. Real estate held for the production of income is reported at depreciated cost net of related obligations. Real estate that the Company classifies as held for sale is measured at lower of carrying amount or fair value less cost to sell. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties. The Company recognizes an impairment loss if the Company determines that the carrying amount of the real estate is not recoverable and exceeds its fair value. The Company deems that the carrying amount of the asset is not recoverable if the carrying amount exceeds the sum of undiscounted cash flows expected to result from the use and disposition. The impairment loss is measured as the amount by which the asset’s carrying value exceeds its fair value.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

The Company has minority ownership interests in joint ventures and limited partnerships. The Company carries these investments based on its interest in the underlying audited GAAP equity of the investee.

For a decline in the fair value of an investment in a joint venture or limited partnership which is determined to be other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers an impairment to have occurred if it is probable that the Company will be unable to recover the carrying amount of the investment or if there is evidence indicating inability of the investee to sustain earnings which would justify the carrying amount of the investment.

The Company’s investment in reverse mortgages is recorded net of an appropriate actuarial reserve. The actuarial reserve is calculated using the projected cash flows from the reverse mortgage product. Assumptions used in the actuarial model include an estimate of current home values, projected cash flows from the realization of the appreciated value of the property from its eventual sale (subject to certain limitations in the contract), mortality and termination rates based

12

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

on group annuity mortality tables adjusted for the Company’s experience and a constant interest rate environment.

Investments in Low Income Housing Tax Credit (LIHTC) properties are valued at amortized cost. Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company. The carrying value is amortized over the life of the investment. Amortization is calculated as a ratio of the current year tax credits and tax benefits compared to the total expected tax credits and tax benefits over the life of the investment.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less (principally stated at amortized cost) or money market mutual funds which are primarily reported at fair value.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes. Changes in admitted asset carrying amounts of bonds, mortgage loans, common and preferred stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or on real estate where rent is in arrears for more than three months. Income is also not accrued when collection is uncertain.

Valuation Reserve

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals into net investment income over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five-year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses are reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

13

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards, and futures) to manage risks related to its ongoing business operations. On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions, or net investment in a foreign operation), (B) replication, (C) income generation, or (D) held for other investment/risk management activities. (B) Replications, (C) income generation and (D) held for other investment/risk management activities do not qualify for hedge accounting under SSAP No. 86 - Derivatives.

(A)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability (amortized cost or fair value). Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains (losses). Under US GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and the risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

(B)

Derivative instruments used in replication (synthetic asset) transactions are accounted for in a manner consistent with the cash instrument and replicated asset (amortized cost or fair value). For US GAAP, the derivative is reported at fair value, with the changes in fair value reported in income.

(C)

Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated covered asset or underlying interest to which the derivative relates (amortized cost or fair value). Derivative instruments held for other investment/risk management activities are measured at fair value with value adjustments recorded in unassigned surplus.

(D)

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable. The Company uses derivatives as hedges, consequently, when the value of the hedged asset or liability changes, the value of the hedging derivative is expected to move in the opposite direction. Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to derivative instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of ‘A’ or better. The credit exposure of interest rate

14

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date. The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf. The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty. Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets instead.

Instruments:

Interest rate swaps are the primary derivative financial instruments used in the overall asset/liability management process to modify the interest rate characteristics of the underlying asset or liability. These interest rate swaps generally provide for the exchange of the difference between fixed and floating rate amounts based on an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Interest rate basis swaps are used in the overall asset/liability management process to modify the interest rate characteristics of the underlying liability to mitigate the basis risk of assets and liabilities resetting on different indices. These interest rate swaps generally provide for the exchange of the difference between a floating rate on one index to a floating rate of another index, based upon an underlying notional amount. Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged at each due date. Swaps meeting hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Cross currency swaps are utilized to mitigate risks when the Company holds foreign denominated assets or liabilities, therefore converting the asset or liability to a U.S. dollar denominated security. These cross currency swap agreements involve the exchange of two principal amounts in two different currencies at the prevailing currency rate at contract inception. During the life of the swap, the counterparties exchange fixed or floating rate interest payments in the swapped currencies. At maturity, the principal amounts are again swapped at a pre-determined rate of exchange. Each asset or liability is hedged individually where the terms of the swap must meet the terms of the hedged instrument. For swaps qualifying for hedge accounting, the premium or discount is amortized into income over the life of the contract, and the foreign currency translation adjustment is recorded as unrealized gain/loss in capital and surplus. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus. If a swap is terminated prior to maturity, proceeds are exchanged equal to the

15

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

fair value of the contract. These gains and losses may be included in IMR or AVR if the hedged instrument receives that treatment.

Total return swaps are used in the asset/liability management process to mitigate the delta risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These total return swaps generally provide for the exchange of the difference between fixed leg (tied to the Standard & Poor’s (S&P) or other global market financial index) and floating leg (tied to the London Interbank Offered Rate (LIBOR)) amounts based on an underlying notional amount (also tied to the underlying index). Typically, no cash is exchanged at the outset of the swap contract and a single net payment is exchanged each due date. Swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If the swap is terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Variance swaps are used in the asset/liability management process to mitigate the gamma risk created when the Company has issued minimum guarantee insurance contracts linked to an index. These variance swaps are similar to volatility options where the underlying index provides for the market value movements. Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap and a single receipt or payment occurs at the maturity or termination of the contract. Variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in capital and surplus.

Futures contracts are used to hedge the liability risk associated with when the Company issues products providing the customer a return based on various global market indices. Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company. These payments are recognized as realized gains or losses in the financial statements.

The Company issues products providing the customer a return based on the various global equity market indices. The Company uses options to hedge the liability option risk associated with these products. Options are marked to fair value in the balance sheet and fair value adjustments are recorded as unassigned surplus in the financial statements. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

Caps are used in the asset/liability management process to mitigate the interest rate risk created due to a rapidly rising interest rate environment. The caps are similar to options where the underlying interest rate index provides for the market value movements. The caps do not accrue interest until the interest rate environment exceeds the caps strike rate. Cash is exchanged at the onset, and a single receipt or payment occurs at the maturity or termination of the contract. Caps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements. If terminated prior to maturity, proceeds

16

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

are exchanged equal to the fair value of the contract. These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment. Caps that do not meet hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

The Company may sell products with expected benefit payments extending beyond investment assets currently available in the market. Because assets will have to be purchased in the future to fund future liability cash flows, the Company is exposed to the risk of future investments made at lower yields than what is assumed at the time of pricing. Forward-starting interest rate swaps are utilized to lock-in the current forward rate. The accrual of income begins at the forward date, rather than at the inception date. These forward-starting swaps meet hedge accounting rules and are carried at cost in the financial statements. Gains and losses realized upon termination of the forward-starting swap are deferred and used to adjust the basis of the asset purchased in the hedged forecasted period. The basis adjustment is then amortized into income as a yield adjustment to the asset over its life.

The Company invests in domestic corporate debt securities denominated in US dollars. If the issuers of these debt obligations fail to make timely payments, the value of the investment declines materially. The Company manages credit default risk through the purchase of credit default swaps. As the buyer of credit default protection, the Company will pay a premium to an approved counterparty in exchange for a contingent payment should a defined credit event occur with respect to the underlying reference entity or asset. Typically, the periodic premium or fee is expressed in basis points per notional. Generally, the premium payment for default protection is made periodically, although it may be paid as an up-front fee for short dated transactions. Should a credit event occur, the Company may be required to deliver the reference asset to the counterparty for par. Alternatively, settlement may be in cash. These credit default swaps are carried on the balance sheet at amortized cost. Premium payments made by the Company are recognized as investment expense. If we are unable to prove hedge effectiveness, the credit default swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus. Gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.

A replication transaction is a derivative transaction entered into in conjunction with a cash instrument to reproduce the investment characteristics of an otherwise permissible investment. The Company replicates investment grade corporate bonds or sovereign debt by combining a highly rated security as a cash component with a written credit default swap which, in effect, converts the high quality asset into an investment grade corporate asset or a sovereign debt. The benefits of using the swap market to replicate credit include possible enhanced relative values as well as ease of executing larger transactions in a shortened time frame. Generally, a premium is received by the Company on a periodic basis and recognized in investment income. In the event the representative issuer defaults on its debt obligation referenced in the contract, a payment equal to the notional amount of the contract will be made by the Company and recognized as a capital loss.

The Company replicates hybrid fixed to floating treasuries by combining a U.S. Treasury cash component with a forward starting swap which, in effect converts a fixed U.S. Treasury into hybrid fixed to floating treasury. The purpose of these replications is to aid duration matching

17

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

between the treasuries and the supported liabilities. Generally these swaps are carried at amortized cost with periodic interest payments beginning at a future date. Any early terminations are recognized as capital gains or losses.

Securities Lending Assets and Liabilities

The Company loans securities to third parties under agent-managed securities lending programs accounted for as secured borrowings. Cash collateral received which may be sold or re-pledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Non-cash collateral received which may not be sold or re-pledged is not recorded on the Company’s balance sheet. Under GAAP, the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

Repurchase Agreements

Repurchase agreement transactions are accounted for as secured borrowings.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date. The securities transferred are not removed from the balance sheet, and the cash received as collateral is invested as needed or used for general corporate purposes of the Company. A liability is established to record the obligation to return the cash collateral and included in Borrowed Money on the Balance Sheets.

Other Assets and Other Liabilities

Other assets consist primarily of general insurance accounts receivable, reinsurance accounts receivable, and company owned life insurance. Other “admitted assets” are valued principally at cost, as required or permitted by Iowa Insurance Laws.

Other liabilities consist primarily of amounts withheld by the Company, payables for securities, and reinsurance payable.

Separate Accounts

The majority of the separate accounts held by the Company, primarily for individual policyholders, do not have minimum guarantees and the investment risks associated with the fair value changes are borne by the policyholder. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.

18

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Some of the Company’s separate accounts provide policyholders with a guaranteed return. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account. These separate accounts are included in the general account for GAAP due to the nature of the guaranteed return.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are calculated by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed cash value, or the amount required by law. For direct business issued after October 1964, the Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the month of death. For policies assumed during 1992 from former affiliates, Monumental General Insurance Company and Monumental Life Insurance Group, Inc., and for all business from company mergers occurring in 1998, the Company waives deduction of deferred fractional premium upon death of the insured and returns any portion of the final premium paid beyond the month of death. For fixed premium life insurance business resulting from company mergers occurring in 2004 and 2007, the Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums unearned after the date of death. Where appropriate, the Company holds a nondeduction and/or refund reserve. The reserve for these benefits is computed using aggregate methods. The reserves are equal to the greater of the cash surrender value and the legally computed reserve.

For GAAP, policy reserves are calculated based on estimated expected experience or actual account balances.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the balance sheet date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include GICs, funding agreements, supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reported as premiums, benefits or

19

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

changes in reserves in the statement of operations. Interest on these policies is reflected in other benefits.

Premiums and Annuity Considerations

Revenues for life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received. Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability using deposit accounting.

Policyholder Dividends

Policyholder dividends are recognized when declared rather than over the term of the related policies as would be required under GAAP.

Reinsurance

Reinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Losses associated with an indemnity reinsurance transaction are reported within income when incurred rather than being deferred and amortized over the remaining life of the underlying reinsured contracts as would be required under GAAP.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

20

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Under GAAP, for certain reinsurance agreements whereby assets are retained by the ceding insurer (such as funds withheld or modified coinsurance) and a return is paid based on the performance of underlying investments, the assets and liabilities for these reinsurance arrangements must be adjusted to reflect the fair value of the invested assets. The NAIC SAP does not contain a similar requirement.

Deferred Income Taxes

The Company computes deferred income taxes in accordance with SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10. Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted. Deferred state income taxes are not recorded under SSAP No. 101, whereas under GAAP state income taxes are included in the computation of deferred income taxes.

Policy Acquisition Costs

The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of insurance and investment contracts are deferred. For traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, acquisition costs would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves. For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Value of Business Acquired

Under GAAP, value of business acquired (VOBA) is an intangible asset resulting from a business combination that represents that excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future contracts and contract changes, premiums, mortality and morbidity, separate account performance, surrenders, operation expenses, investment returns, nonperformance risk adjustment and other factors. VOBA is not recognized under the NAIC Accounting Practices and Procedures Manual (NAIC SAP).

21

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Subsidiaries

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Goodwill

Goodwill is measured as the difference between the cost of acquiring the entity and the reporting entity’s share of the book value of the acquired entity. Goodwill is admitted subject to an aggregate limitation of ten percent of the capital and surplus in the most recently filed annual statement excluding electronic data processing equipment, operating system software, net deferred income tax assets and net positive goodwill. Excess goodwill is nonadmitted. Goodwill is amortized over ten years. Under GAAP, goodwill is measured as the excess of the consideration transferred plus the fair value of any noncontrolling interest in the acquiree at the acquisition date as compared to the fair values of the identifiable net assets acquired. Goodwill is not amortized but is assessed for impairment on an annual basis, or more frequently if circumstances indicate that a possible impairment has occurred.

Subsidiaries and affiliated companies

Investments in subsidiaries, controlled and affiliated companies (SCA) companies are stated in accordance with the Purposes and Procedures Manual of the NAIC SVO, as well as SSAP No. 97 – Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88.

The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP. Dividends or distributions received from an investee are recognized in investment income when declared to the extent that they are not in excess of the undistributed accumulated earnings attributable to an investee. Changes in investments in SCA’s are recorded as a change to the carrying value of the investment with a corresponding amount recorded directly to unrealized gain/loss (capital and surplus).

Surplus Notes

Surplus notes are reported as surplus rather than liabilities as would be required under GAAP.

Nonadmitted Assets

Certain assets designated as “nonadmitted”, primarily net deferred tax assets and agent balances and other assets not specifically identified as an admitted asset within the NAIC SAP, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Statements of Cash Flow

Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less and money market mutual

22

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

funds. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

3. Accounting Changes and Corrections of Errors

Recent Accounting Pronouncements

Effective January 1, 2017, the Company adopted revisions to SSAP No. 35R, Guaranty Fund and Other Assessments, which allows 1) expected renewals of short-term health contracts to be considered in determining the assets recognized from accrued guaranty fund liability assessments and 2) requires reporting entities to discount guaranty fund liabilities, and related assets, resulting from the insolvencies of insurers that wrote long-term care contracts The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted SSAP No. 41R, Surplus Notes. Surplus notes held by investors that are rated an equivalent NAIC 1 or 2 designation by an approved NAIC credit rating provider will be reported at amortized cost, while non-rated surplus notes or those with an equivalent designation of 3 through 6 will be reported at the lower of amortized cost or fair value. The adoption of this guidance did not have a material impact on the financial position or results of operations of the Company.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 51R, Life Contracts, which includes updates for new principle-based reserving (PBR) requirements, with references to Valuation Manual changes. The Valuation Manual allows companies to continue using current reserve methodologies for a three-year period, beginning with the Valuation Manual operative date. For policies issued after the operative date, formulaic calculations for some policies will be supplemented with more advanced deterministic and stochastic reserve methodologies. The Company adopted the new requirements for certain of its term products. The adoption of this guidance will not impact the Company’s financial condition or results of operations.

Effective January 1, 2017, the Company adopted revisions to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishments of Liabilities, which incorporates explicit accounting guidance on short sales and secured borrowing transactions when the insurer is the transferee. The adoption of this guidance did not impact the financial position or results of operations of the Company.

Effective December 31, 2017, the Company adopted revisions to SSAP No. 2R, Cash, Drafts and Short-term Investments, which reclassify money market mutual funds from short-term investments to cash equivalents and clarify that money market mutual funds shall be valued at fair value, allowing net asset value as a practical expedient. The adoption of this guidance will not have a material impact on the financial position or results of operations of the Company.

Prior Period Correction

During 2017, management identified and corrected errors in the calculation of premium assumed under an affiliated reinsurance agreement. Assumed premiums relating to prior years were

23

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

understated by $3,910 ($2,541 net of tax). This was corrected in 2017 and the prior year effect is reflected in other changes -net, in the Statements of Changes in Capital and Surplus.

During 2017, the Company discovered an incorrect amount disclosed in Note 4 in the 2016 table of the financial assets and liabilities measured at fair value. Separate account assets for Level 1 were understated by $19,782,876 due to an input error in the disclosure. This was corrected in 2017 financial statement footnotes. The error did not affect any other footnotes or the financial statements.

During 2016, management determined that prior year earnings of the Company were overstated $18,767, net of tax, as a result of the recording of insurance agency revenue on the Company. Also during 2016, management determined that the Company’s accretion policy was not correctly adjusting accretion yields for asset specific changes in future cash flow expectations which resulted in an understatement of investment income of $10,408, net of tax, relating to prior years. These changes were corrected in 2016, and the prior year effect was reflected in other changes -net, in the Statements of Changes in Capital and Surplus.

During 2015, the Company discovered an error in the calculation of the modified coinsurance reserve adjustment for an affiliated reinsurance transaction with MLIC Re I. The cumulative impact of the error was an understatement of payables of $9,500. The change was corrected in 2015, and the prior year effect was reflected in other changes -net, in the Statements of Changes in Capital and Surplus.

Change in Valuation Basis

During 2017, the Company modified the discount rate used in the valuation of the active life reserve for the benefit payment period post claim incurral on certain of its long-term care blocks of business. The change to the use of the maximum valuation interest rate allowable, as determined by year of issue, resulted in a decrease in reserves of $42,157 at December 31, 2016, which has been reflected in change in reserve on account of change in valuation basis in the Statements of Changes in Capital and Surplus.

The Company had consistently reported reserves for all states using the Missouri Department of Insurance required modified 2001 CSO table in the valuation of certain limited underwriting policies. During 2015, Missouri rescinded this rule. The Company made a change in valuation bases relating to these policies to use the unmodified 2001 CSO table. This resulted in a decrease to reserves of $3,192 which has been reported as change in reserve on account of change in valuation basis in the Statements of Changes in Capital and Surplus. Related to this change were corresponding decreases in the deferred premium asset of $1,034 and the uncollected premium asset of $30. These amounts were credited to surplus and are reported on the cumulative effect of changes in accounting principles line.

During 2015, the Company made a change in valuation bases relating to its Long-Term Care business. A change was made to use a morbidity table that is consistent with leading industry practice where claims are determined using a first-site, first-principles approach. This change resulted in an increase in A&H reserves of $231,254 which has been reported in change in

24

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

reserve on account of change in valuation basis in the Statements of Changes in Capital and Surplus.

Consistency of Presentation

Differences in tabular totals and references between notes are caused by rounding differences not considered to be significant to the financial statement presentation.

Reclassifications

The Company reclassified certain balances within the statutory financial statement presentation on the Balance Sheets, Statements of Operations and Statements of Cash Flows to better align with industry practice. All prior period amounts were reclassified to conform with the current period presentation. The Company did not change any financial statement totals reported in the prior periods.

4. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data. When available, the Company uses quoted market prices in active markets to determine the fair value of its investments. The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services. In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes. Lastly, securities are priced using internal cash flow modeling techniques. These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents. Any changes to their methodologies are noted and reviewed for reasonableness. In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis. The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies. Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value. The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities,

25

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

review of pricing statistics and trends, and consideration of recent relevant market events. Other controls and procedures over pricing received from indices, third-party pricing services or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company’s financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1 -	Unadjusted quoted prices for identical assets or liabilities in active markets accessible at the measurement date.

Level 2 -

Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

	a)	Quoted prices for similar assets or liabilities in active markets
	b)	Quoted prices for identical or similar assets or liabilities in non-active markets
	c)	Inputs other than quoted market prices that are observable
	d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -

Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments is either reported at fair value or amortized cost (which approximates fair value). Cash is not included in the below tables.

Short-Term Notes Receivable from Affiliates: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

26

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Bonds and Stocks: The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method. The fair values of bonds and stocks are reported or determined using the following pricing sources: indices, third-party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of Level 1 and Level 2 values within the fair value hierarchy. For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flows analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Real Estate: Real estate held for sale is typically valued utilizing independent external appraisers in conjunction with reviews by qualified internal appraisers. Valuations are primarily based on active market prices, adjusted for any difference in the nature, location or condition of the specific property. If such information is not available, other valuation methods are applied, considering the value that the property’s net earning power will support, the value indicated by recent sales of comparable properties and the current cost of reproducing or replacing the property.

Other Invested Assets: The fair values for other invested assets, which include investments in surplus notes issued by other insurance companies and fixed or variable rate investments with underlying characteristics of bonds, were determined primarily by using indices, third-party pricing services and internal models.

Derivative Financial Instruments: The estimated fair values of equity and interest rate options (calls, puts, caps) are based upon the latest quoted market price at the balance sheet date. The estimated fair values of swaps, including equity, interest rate and currency swaps, are based on pricing models or formulas using current assumptions. The estimated fair values of credit default swaps are based upon active market data, including interest rate quotes, credit spreads, and recovery rates, which are then used to calculate probabilities of default for the fair value calculation. The Company accounts for derivatives that receive and pass hedge accounting in the same manner as the underlying hedged instrument. If that instrument is held at amortized cost, then the derivative is also held at amortized cost.

Policy Loans: The fair value of policy loans is considered to approximate the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments. The fair values of these investments are

27

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

determined using the methods described above under Cash, Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are primarily valued either using third-party pricing services or are valued in the same manner as the general account assets as further described in this note. The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees. For separate accounts with guarantees, fair value is based on discounted cash flows.

Investment Contract Liabilities: Fair value for the Company’s liabilities under investment contracts, which include deferred annuities, GICs and funding agreements, are estimated using discounted cash flow calculations. The carrying value of the Company’s liabilities for deferred annuities with minimum guaranteed benefits is determined using a stochastic valuation as described in Note 8, which approximates the fair value. For investment contracts without minimum guarantees, fair value is estimated using discounted cash flows. For those liabilities that are short in duration, carrying amount approximates fair value. For investments contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts: The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values. These are included in the Investment Contract Liabilities.

The Company accounts for its investments in affiliated common stock in accordance with SSAP No. 97, as such, they are not included in the following disclosures.

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company’s overall management of interest rate risk, such that the Company’s exposure to changing interest rates is minimized through the matching of investment maturities with amounts due under insurance contracts.

28

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2017 and 2016, respectively:

	December 31, 2017
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,272,744	$1,272,782	$596,843	$675,901	$–
Short-term notes receivable from affiliates	228,300	228,300	–	228,300	–
Bonds	18,448,185	17,156,866	2,005,523	16,254,461	188,201
Preferred stocks, other than affiliates	9,865	10,513	–	2,475	7,390
Common stocks, other than affiliates	70,527	70,527	192	–	70,335
Mortgage loans on real estate	2,231,436	2,197,465	–	–	2,231,436
Other invested assets	190,484	175,772	–	188,692	1,792
Options	–	–	–	–	–
Interest rate swaps	9,319	3,871	–	9,319	–
Currency swaps	17,014	10,182	–	17,014	–
Credit default swaps	17,059	14,279	–	17,059	–
Equity swaps	164	164	–	164	–
Policy loans	925,403	925,403	–	925,403	–
Securities lending reinvested collateral	428,169	428,169	–	428,169	–
Receivable from parent, subsidiaries and affiliates	100,000	100,000	–	100,000	–
Separate account assets	23,868,315	23,868,315	21,645,490	2,222,758	67

Liabilities
Investment contract liabilities	2,138,838	1,962,491	–	45,930	2,092,908
Interest rate swaps	(112,148)	33,705	–	(112,148)	–
Currency swaps	18,160	9,503	–	18,160	–
Credit default swaps	(3,928)	4,284	–	(3,928)	–
Equity swaps	6,139	6,139	–	6,139	–
Payable to parent, subsidiaries and affiliates	28,333	28,333	–	28,333	–
Separate account annuity liabilities	21,243,476	21,243,476	4,400	21,239,076	–

29

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31, 2016
	Aggregate Fair Value	Admitted Value	(Level 1)	(Level 2)	(Level 3)
Admitted assets
Cash equivalents and short-term investments, other than affiliates	$1,184,092	$1,184,092	$–	$1,184,092	$–
Short-term notes receivable from affiliates	74,100	74,100	–	74,100	–
Bonds	14,424,146	13,230,216	2,055,240	12,054,988	313,918
Preferred stocks, other than affiliates	9,818	10,449	–	2,491	7,327
Common stocks, other than affiliates	111,964	111,964	2	68	111,894
Mortgage loans on real estate	1,612,868	1,598,685	–	–	1,612,868
Other invested assets	118,128	108,433	–	115,229	2,899
Options	15,369	15,369	20	15,349	–
Interest rate swaps	13,767	7,206	–	13,767	–
Currency swaps	13,399	6,880	–	13,399	–
Credit default swaps	1,381	1,139	–	1,381	–
Equity swaps	2,764	2,764	–	2,764	–
Policy loans	926,400	926,400	–	926,400	–
Securities lending reinvested collateral	425,875	425,875	–	425,875	–
Separate account assets	20,813,832	20,813,832	18,770,629	2,043,126	77

Liabilities
Investment contract liabilities	3,482,582	2,390,142	–	46,327	3,436,255
Interest rate swaps	(268,876)	21,383	–	(268,876)	–
Currency swaps	18,240	11,459	–	18,240	–
Credit default swaps	(943)	4,663	–	(943)	–
Equity swaps	15,545	15,545	–	15,545	–
Payable to parent, subsidiaries and affiliates	–	64,869	–	64,869	–
Separate account annuity liabilities	18,772,441	18,772,441	460	18,771,981	–
Surplus notes	186,730	160,000	–	186,730	–

30

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2017 and 2016:

	2017
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$–	$–	$–	$–
Industrial and miscellaneous	–	32,297	4,974	37,271
Parent, subsidiary, affiliates	–	–	–	–
Hybrid securities	–	–	–	–

Total bonds	–	32,297	4,974	37,271

Preferred stock
Industrial and miscellaneous	–	–	7,390	7,390

Total preferred stock	–	–	7,390	7,390

Common stock
Mutual funds	–	–	–	–
Industrial and miscellaneous	192	–	70,335	70,527

Total common stock	192	–	70,335	70,527

Cash equivalents and short-term
Government	–	–	–	–
Money Market Mutal Funds	596,843	–	–	596,843
Hybrid securities	–	–	–	–
Mutual funds	–	–	–	–
Intercompany notes receivable	–	–	–	–
Sweep accounts	–	–	–	–

Total short-term investments	596,843	–	–	596,843

Securities lending reinvested collateral	–	428,169	–	428,169
Derivative assets	–	7,536	–	7,536
Separate account assets	21,645,490	2,222,758	67	23,868,315

Total assets	$22,242,525	$2,690,760	$82,766	$25,016,051

Liabilities:
Derivative liabilities	$–	$12,652	$–	$12,652
Separate account liabilities	4,400	–	–	4,400

Total liabilities	$4,400	$12,652	$–	$17,052

31

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	2016
	Level 1	Level 2	Level 3	Total
Assets:
Bonds
Government	$–	$749	$–	$749
Industrial and miscellaneous	–	1,758	28,650	30,408

Total bonds	–	2,507	28,650	31,157

Preferred stock
Industrial and miscellaneous	–	–	7,326	7,326

Total preferred stock	–	–	7,326	7,326

Common stock
Mutual funds	–	68	–	68
Industrial and miscellaneous	2	–	111,894	111,896

Total common stock	2	68	111,894	111,964

Short-term investments
Government	–	219,445	–	219,445
Industrial and miscellaneous	–	962,775	–	962,775
Intercompany notes receivable	–	74,100	–	74,100
Sweep accounts	–	1,872	–	1,872

Total short-term investments	–	1,258,192	–	1,258,192

Securities lending reinvested collateral	–	425,875	–	425,875
Derivative assets	20	25,191	–	25,211
Separate account assets	18,770,629	2,043,126	77	20,813,832

Total assets	$18,770,651	$3,754,959	$147,947	$22,673,557

Liabilities:
Derivative liabilities	$–	$32,205	$–	$32,205
Separate account liabilities	460	–	–	460

Total liabilities	$460	$32,205	$–	$32,665

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes. Bonds classified in Level 3 are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize significant inputs that are not market observable.

Preferred stock classified in Level 3 is internally valued using significant unobservable inputs.

Common stocks classified in Level 3 are comprised primarily of shares in the Federal Home Loan Bank (FHLB) of Des Moines, which are valued at par as a proxy for fair value as a result of restrictions that allow redemptions only by FHLB.

Short-term investments are classified as Level 2 and carried at amortized cost or fair value. Because of the highly liquid nature of these assets, carrying amounts are used to approximate fair value when amortized cost is used.

Securities lending reinvested collateral is valued and classified in the same way as the underlying collateral, which is primarily composed of cash equivalents and short-term investments.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades, or external pricing services.

32

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Separate account assets and liabilities are valued and classified in the same way as general account assets and liabilities (described above).

During 2017, transfers from Level 2 to Level 1 for short term securities were attributable to money market mutual funds being valued at amortized cost, subsequently changed to being valued using vendor pricing during Q4 2017. During 2016, there were no transfers between Level 1 and 2, respectively.

The following tables summarize the changes in assets classified in Level 3 for 2017 and 2016:

	Beginning Balance at January 1, 2017	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
Government	$–	$–	$–	$–	$–
RMBS	–	–	–	–	–
Other	28,650	–	21,814	54	104
Preferred stock	7,326	–	–	–	(1,182)
Common stock	111,894	2	–	39,350	(37,605)
Derivatives	–	–	–	–	–
Separate account assets	77	–	–	1	6

Total	$147,947	$2	$21,814	$39,405	$(38,677)

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2017

Bonds
Government	$–	$–	$–	$–	$–
RMBS	–	–	–	–	–
Other	–	–	–	2,020	4,974
Preferred stock	1,246	–	–	–	7,390
Common stock	–	66	4,000	39,372	70,335
Derivatives	–	–	–	–	–
Separate account assets	–	–	–	17	67

Total	$1,246	$66	$4,000	$41,409	$82,766

(a) Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b) Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

33

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Beginning Balance at January 1, 2016	Transfers in (Level 3)	Transfers out (Level 3)	Total Gains (Losses) Included in Net income (a)	Total Gains (Losses) Included in Surplus (b)

Bonds
RMBS	$168	$–	$167	$(11)	$10
Other	27,944	–	2,580	(834)	8,711
Preferred stock	136	–	–	–	(232)
Common stock	49,925	–	–	–	14,969
Separate account assets	9,046	–	471	(7)	59,148

Total	$87,219	$–	$3,218	$(852)	$82,606

	Purchases	Issuances	Sales	Settlements	Ending Balance at December 31, 2016

Bonds
RMBS	$–	$–	$–	$–	$–
Other	–	–	–	4,591	28,650
Preferred stock	7,422	–	–	–	7,326
Common stock	46,996	–	–	(4)	111,894
Separate account assets	–	–	–	67,639	77

Total	$54,418	$–	$–	$72,226	$147,947

(a) Recorded as a component of Net Realized Capital Gains (Losses) on Investments in the Statements of Operations

(b) Recorded as a component of Change in Net Unrealized Capital Gains (Losses) in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of Level 3 as of the beginning of the reporting period.

Transfers out for bonds were attributable to securities being valued using internal calculations at December 31, 2016, subsequently changing to being valued using third party vendor inputs during 2017.

Transfers out for bonds were attributed to securities being carried at fair value at December 31, 2015 and 2014, subsequently changing to being carried at amortized cost during 2016 and 2015.

Transfers out for separate account bonds were attributable to securities being valued using broker quotes at December 31, 2015, subsequently changing to being valued using third-party vendor inputs which utilize unobservable inputs during 2016.

Nonrecurring fair value measurements

As indicated in Note 1, real estate held for sale is measured at the lower of carrying amount or fair value less cost to sell. As of December 31, 2017, the Company has one parcel of land that are held for sale. This property is carried at fair value less cost to sell, which amounts to $331.

The Company also had parcels of land that were held for sale as of December 31, 2016. Fair value less cost to sell of these properties was $1,598. One parcels of land had a carrying amount less than its fair value and was not carried at fair value.

34

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Fair value was determined by utilizing an external appraisal following the sales comparison approach. The fair value measurements are classified in Level 3 as the comparable sales and adjustments for the specific attributes of these properties are not market observable inputs.

5. Investments

Bonds and Stocks

The carrying amounts and estimated fair values of investments in bonds and preferred stocks are as follows:

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2017
Unaffiliated bonds:
United States Government and agencies	$1,771,870	$111,697	$31,554	$1,852,013
State, municipal and other government	465,974	28,976	1,252	493,698
Hybrid securities	178,851	27,960	1,930	204,881
Industrial and miscellaneous	12,389,847	1,070,615	31,681	13,428,781
Mortgage and other asset-backed securities	2,350,324	135,220	16,733	2,468,811

Total unaffiliated bonds	17,156,866	1,374,468	83,150	18,448,184
Unaffiliated preferred stocks	10,513	161	809	9,865

	$17,167,379	$1,374,629	$83,959	$18,458,049

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	69,285	1,248	6	70,527

	Book Adjusted Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

December 31, 2016
Unaffiliated bonds:
United States Government and agencies	$1,844,826	$64,036	$80,038	$1,828,824
State, municipal and other government	471,784	36,529	8,386	499,927
Hybrid securities	158,787	7,790	13,589	152,988
Industrial and miscellaneous	8,702,769	1,176,570	81,306	9,798,034
Mortgage and other asset-backed securities	2,052,050	126,370	34,046	2,144,373

Total unaffiliated bonds	13,230,216	1,411,295	217,365	14,424,146
Unaffiliated preferred stocks	10,449	108	739	9,818

	$13,240,665	$1,411,403	$218,104	$14,433,964

	Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value

Unaffiliated common stocks	73,049	38,849	3	111,896

35

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The carrying amount and estimated fair value of bonds at December 31, 2017, and 2016 by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

	2017
December 31:	Carrying Value	Fair Value

Due in one year or less	$336,716	$338,845
Due after one year through five years	2,750,381	2,850,921
Due after five years through ten years	2,548,253	2,745,300
Due after ten years	9,171,192	10,044,307

	14,806,542	15,979,373
Mortgage and other asset-backed securities	2,350,324	2,468,811

	$17,156,866	$18,448,184

The estimated fair value of bonds, preferred stocks and common stocks with gross unrealized losses at December 31, 2017 and 2016 is as follows:

	2017
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
U.S. Government & agencies	$599,305	$31,295	$35,397	$259
State, municipal & other government	14,956	375	66,173	877
Hybrid securities	14,245	1,915	4,260	15
Industrial and miscellaneous	316,237	20,318	1,513,655	11,363
Mortgage & other asset-backed	245,732	11,660	628,331	5,073

Total bonds	1,190,475	65,563	2,247,816	17,587

Preferred stocks-unaffiliated	1,191	809	-	-
Common stocks-unaffiliated	-	-	28	6

	$1,191,666	$66,372	$2,247,844	$17,593

36

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	2016
	Equal to or Greater than 12 Months		Less than 12 Months
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
U.S. Government & agencies	$8,977	$1,303	$1,025,289	$78,735
State, municipal & other government	7,326	900	113,985	7,486
Hybrid securities	60,309	12,956	21,919	633
Industrial and miscellaneous	393,876	42,404	1,229,405	38,902
Mortgage & other asset-backed	168,887	15,135	752,620	18,911

Total bonds	639,375	72,698	3,143,218	144,667

Preferred stocks-unaffiliated	1,261	739	-	-
Common stocks-unaffiliated	-	-	13	3

	$640,636	$73,437	$3,143,231	$144,670

For impairment policies related to non-structured and structured securities, refer to Note 2 under Investments.

During 2017, 2016 and 2015, respectively, there were no loan-backed and structured securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold for a period of time to recover the amortized cost basis

For loan-backed and structured securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield, in 2017, 2016 and 2015 the Company recognized OTTI of $2,512, $3,864 and $5,056, respectively.

The following loan-backed and structured securities were held at December 31, 2017, for which an OTTI was recognized during the current reporting period:

CUSIP	Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized OTTI	Amortized Cost After OTTI	Fair Value at Time of OTTI	Date of Financial Statement Where Reported
65536PAA8	$410	$398	$11	$398	$266	3/31/2017
07325WAE2	39,187	37,737	1,450	37,737	23,688	3/31/2017
65536PAA8	380	374	6	374	275	6/30/2017
65536PAA8	357	352	5	352	271	9/30/2017
026935AC0	3,207	3,083	124	3,083	3,063	12/31/2017
65536PAA8	342	332	9	332	255	12/31/2017
07325WAE2	37,288	36,391	897	36,391	27,949	12/31/2017
126380AA2	2,768	2,758	10	2,757	2,759	12/31/2017

			$2,512

37

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2017 and 2016 is as follows:

	2017		2016

	Losses 12 Months or More	Losses Less Than 12 Months	Losses 12 Months or More	Losses Less Than 12 Months

Year ended December 31:
The aggregate amount of unrealized losses	$11,660	$14,136	$15,135	$37,367
The aggregate related fair value of securities with unrealized losses	245,732	662,172	168,887	782,581

At December 31, 2017 and 2016, respectively, for bonds and preferred stocks that have been in a continuous loss position for greater than or equal to twelve months, the Company held 159 and 148 securities with a carrying amount of $1,258,038 and $714,073 and an unrealized loss of $66,372 and $73,437 with an average price of 94.7 and 89.7 (fair value/amortized cost). Of this portfolio, 89.7% and 64.2% were investment grade with associated unrealized losses of $50,012 and $40,791, respectively.

At December 31, 2017 and 2016, respectively, for bonds and preferred stocks that have been in a continuous loss position for less than twelve months, the Company held 515 and 571 securities with a carrying amount of $2,265,403 and $3,287,884 and an unrealized loss of $17,587 and $144,667 with an average price of 99.2 and 95.6 (fair value/amortized cost). Of this portfolio, 88.6% and 95.9% were investment grade with associated unrealized losses of $11,106 and $137,389, respectively.

At December 31, 2017 and 2016, respectively, there was no common stocks that have been in a continuous loss position for greater than or equal to twelve months.

At December 31, 2017 and 2016, respectively, for common stocks that have been in a continuous loss position for less than twelve months, the Company held 5 and 4 securities with a cost of $35 and $17 and an unrealized loss of $7 and $3 with an average price of 80.7 and 81.6 (fair value/cost).

The following structured notes were held at December 31, 2017 and 2016:

December 31, 2017
CUSIP Identification	Actual Cost	Fair Value	Book /Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
912810QV3	$9,959	$9,758	$10,459	NO
912810RA8	184,686	232,518	199,437	NO
912810RL4	400,160	443,697	417,880	NO
44965TAA5	6,346	6,625	6,350	NO

Total	$601,151	$692,598	$634,126

38

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

December 31, 2016
CUSIP Identification	Actual Cost	Fair Value	Book /Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
44965TAA5	$4,384	$4,168	$4,386	NO
871928AW7	6,232	29,680	27,315	NO
912810QV3	9,959	8,977	10,281	NO
912810RA8	184,686	213,454	194,230	NO
912810RL4	400,160	407,605	408,801	NO

Total	$605,421	$663,884	$645,013

The following table provides the number of 5* securities, aggregate book adjusted carrying value and aggregate fair value by investment type:

	Number of 5* Securities	Book /Adjusted Carrying Value	Fair Value
December 31, 2017
Bond, amortized cost	3	$6,557	$6,591
Loan-backed and structured securities, amortized cost	-	-	-

Total	3	$6,557	$6,591
December 31, 2016
Bond, amortized cost	1	$1,490	$1,543
Loan-backed and structured securities, amortized cost	1	6	6

Total	2	$1,496	$1,549

During 2017, the Company sold, redeemed or otherwise disposed of 54 securities as a result of a callable feature which generated investment income of $7,102, as a result of prepayment penalty and/or acceleration fee.

Proceeds from sales and other disposals of bonds and preferred stock and related gross realized capital gains and losses are reflected in the following table. The amounts exclude maturities and include transfers associated with reinsurance agreements.

	Year Ended December 31
	2017	2016	2015

Proceeds	$5,152,507	$4,888,465	$3,379,615

Gross realized gains	$574,671	$167,992	$38,484
Gross realized losses	(12,699)	(91,022)	(19,618)

Net realized capital gains (losses)	$561,972	$76,970	$18,866

39

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company had gross realized losses which relate to losses recognized on other-than-temporary declines in the fair value of bonds and preferred stocks for the years ended December 31, 2017, 2016 and 2015 of $2,992, $9,499 and $5,623, respectively.

At December 31, 2017, and 2016, the Company had no investments in restructured securities.

Mortgage Loans

The credit qualities of mortgage loans by type of property for the year ended December 31, 2017 and 2016 were as follows:

December 31, 2017

	Farm	Commercial		Mezzanine		Total

AAA - AA	$–	$1,096,231	$		–	$1,096,231
A	15,058	913,542			–	928,600
BBB	–	169,249			–	169,249
BB	–	1,277			–	1,277

	$15,058	$2,180,299	$		–	$2,195,357

December 31, 2016

	Farm	Commercial		Mezzanine		Total

AAA - AA	$–	$796,653	$		–	$796,653
A	15,369	666,241			–	681,610
BBB	–	116,669			–	116,669
BB	–	1,287			–	1,287

	$15,369	$1,580,850	$		–	$1,596,219

The credit quality for commercial and farm mortgage loans was determined based on an internal credit rating model which assigns a letter rating to each mortgage loan in the portfolio as an indicator of the credit quality of the mortgage loan. The internal credit rating model was designed based on rating agency methodology, then modified for credit risk associated with the Company’s mortgage lending process, taking into account such factors as projected future cash flows, net operating income, and collateral value. The model produces a credit rating score and an associated letter rating which is intended to align with S&P ratings as closely as possible. Information supporting the credit risk rating process is updated at least annually.

During 2017, the maximum and minimum lending rates for commercial mortgage loans were 7.99% and 3.71%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2017 at the time of origination or acquisition was 99%. During 2017, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2017, mortgage loans with a carrying value of $116 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2017. The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2017.

40

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

During 2016, the maximum and minimum lending rates for commercial mortgage loans were 5.24% and 3.60%, respectively. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated or acquired during the year ending December 31, 2016 at the time of origination or acquisition was 75%. During 2016, the Company did not reduce interest rates on any outstanding mortgages. At December 31, 2016, mortgage loans with a carrying value of $29 were non-income producing for the previous 180 days. There was no accrued interest related to these mortgage loans that required excluding the amount from investment income at December 31, 2016. The Company did not have any taxes, assessments and other amounts advanced not included in the mortgage loan total for the year ended December 31, 2016.

The age analysis of mortgage loans and identification in which the Company is a participant or co-lender in a mortgage loan agreement is as follows for December 31, 2017 and 2016.

			Residential			Commercial
		Farm	Insured	All Other		Insured	All Other	Mezzanine		Total
December 31, 2017
Recorded Investment (All)
(a) Current		$15,058	$–	$	505	$–	$2,180,299	$	–	$2,195,862
(b)	30-59 Days Past Due	–	–		1,291	–	–		–	1,291
(c)	60-89 Days Past Due	–	–		76	–	–		–	76
(d)	90-179 Days Past Due	–	–		118	–	–		–	118
(e)	180+ Days Past Due	–	–		116	–	–		–	116

Participant or Co-lender in
Mortgage Loan Agreement
(a) Recorded Investment		$10,000	$–	$	–	$–	$787,427	$	–	$797,427

			Residential			Commercial
		Farm	Insured	All Other		Insured	All Other	Mezzanine		Total
December 31, 2016
Recorded Investment (All)
(a) Current		$15,369	$–	$	463	$–	$1,580,850	$	–	$1,596,682
(b)	30-59 Days Past Due	–	–		1,922	–	–		–	1,922
(c)	60-89 Days Past Due	–	–		42	–	–		–	42
(d)	90-179 Days Past Due	–	–		11	–	–		–	11
(e)	180+ Days Past Due	–	–		29	–	–		–	29

Participant or Co-lender in
Mortgage Loan Agreement
(a) Recorded Investment		$10,000	$–	$	–	$–	$413,771	$	–	$423,771

At December 31, 2017 and 2016 there were no recorded investments in impaired loans with a related allowance for credit losses. The Company held no allowances for credit losses on mortgage loans at December 31, 2017 or December 31, 2016. There was no average recorded investment in impaired loans during 2017 or 2016. There was no recorded investment in impaired loans without an allowance for credit losses during 2017 or 2016. There were no mortgage loans submit to participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loans.

41

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table provides the aggregate and corresponding amounts of mortgage loans derecognized as a result of foreclosure:

	Year Ended December 31
		2017			2016

Aggregate amount of mortgage loans derecognized	$		–	$		37
Real estate collateral recognized			–			37
Other collateral recognized			–			–
Receivables recognized from a government guarantee of the foreclosed mortgage loan			–			–

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans generally is recognized on a cash basis. The Company recognized no interest income on impaired loans for the years ended December 31, 2017, 2016 and 2015, respectively. The Company recognized no interest income on a cash basis for the years ended December 31, 2017, 2016 and 2015, respectively.

During 2017 and 2016, respectively, reverse mortgages of $1,495 and $4,385 were foreclosed or acquired by deed and transferred to real estate.

At December 31, 2017 and 2016, the Company held a mortgage loan loss reserve in the AVR of $20,581 and $15,896, respectively.

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property Type Distribution
	December 31			December 31
	2017	2016		2017	2016

Pacific	26%	28%	Apartment	54%	47%
South Atlantic	25	27	Retail	16	20
Middle Atlantic	11	11	Office	11	14
E. North Central	9	10	Other	8	11
Mountain	8	8	Industrial	8	5
W. North Central	8	6	Medical	2	2
W. South Central	8	4	Agricultural	1	1
E. South Central	4	4
New England	1	2

At December 31, 2017, 2016 and 2015, the Company held mortgage loans with a total net admitted value of $268, $295 and $328, respectively, which had been restructured in accordance with SSAP No. 36, Troubled Debt Restructuring. There were no realized losses during the years ended December 31, 2017, 2016 and 2015 related to such restructurings. There were no

42

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

commitments to lend additional funds to debtors owing receivables at December 31, 2017, 2016 and 2015.

Real Estate

The carrying value of the Company’s real estate assets at December 31, 2017 and 2016 was as follows:

	2017	2016

Home office properties	$30,112	$24,782
Investment properties	192,622	194,408
Properties held for sale	331	7,498

	$223,065	$226,688

At December 31, 2017, the Company held one property as held for sale. At December 31, 2016, the Company held four properties as held for sale with a total carrying value of $7,498. Two of the properties were reclassified to properties occupied by the reporting entity (because sale of the property was unlikely to occur within one year), and two of the properties were sold during 2017.

The Company does not engage in retail land sales operations.

The Company does not hold any real estate investments with participating mortgage loans.

Accumulated depreciation on real estate at December 31, 2017 and 2016, was $55,303 and $17,462, respectively.

Impairment losses of $696, $581 and $297 were taken on real estate in 2017, 2016 and 2015, respectively, to write the book value down to the current fair value and were reflected as realized losses in the statements of operations.

Other Invested Assets

During 2017 and 2016 the Company did not recognize any impairment write down for its investments in joint ventures, partnerships or limited liability companies.

The carrying amount of the investment in reverse mortgages of $15,191 and $19,501 at December 31, 2017 and 2016, respectively, is net of the reserve of $6,227 and $8,233, respectively. Interest income of $1,109 and $1,261 was recognized for the years ended December 31, 2017 and 2016 respectively. The Company’s commitment includes making advances to the borrower until termination of the contract. The contract is terminated at the time the borrower moves, sells the property, dies, repays the loan balance or violates the provisions of the loan contract.

During 2017, the Company reassigned its ownership interest in the Prisma Spectrum Fund for an additional interest in the Zero Beta Fund in the amount of $88,481, which resulted in a realized gain of $43,498.

43

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Tax Credits

For the year ending December 31, 2017, the Company had ownership interests in thirty-three LIHTC properties. The remaining years of unexpired tax credits ranged from one to twelve and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to sixteen years. The amount of contingent equity commitments expected to be paid during the years 2018 to 2029 is $83,036. LIHTC tax credits recognized in 2017 was $6,059, and other LIHTC tax benefits recognized in 2017 was $6,234. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

For the year ending December 31, 2016, the Company had ownership interests in thirty-five LIHTC properties. The remaining years of unexpired tax credits ranged from one to thirteen and none of the properties were subject to regulatory review. The length of time remaining for holding periods ranged from one to seventeen years. The amount of contingent equity commitments expected to be paid during the years 2017 to 2029 is $70,929. LIHTC tax credits recognized in 2016 was $2,615, and Other LIHTC tax benefits recognized in 2016 was $3,004. There were no impairment losses, write-downs or reclassifications during the year related to any of these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2017 and 2016:

		December 31, 2017

Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount*

Low-Income Housing Tax Credits	MA	$518	$2,878
Economic Redevelopment and Growth Tax Credits	NJ	–	18,700

Total		$518	$21,578

		December 31, 2016

Description of State Transferable and Non- transferable Tax Credits	State	Carrying Value	Unused Amount

Low-Income Housing Tax Credits	MA	$518	$3,500
Economic Redevelopment and Growth Tax Credits	NJ	–	–

Total		$518	$3,500

*The unused amount reflects credits that the Company deems will be realizable in the period 2018-2028.

The Company did not have any non-transferable state tax credits.

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax

44

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

credits. The Company had no impairment losses related to state transferable tax credits as of December 31, 2017, 2016 and 2015.

Derivatives

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets (cash or securities) on the Company’s behalf in an amount equal to the difference between the net positive fair value of the contracts and an agreed upon threshold based on the credit rating of the counterparty. If the net fair value of all contracts with this counterparty is negative, then the Company is required to post similar assets (cash or securities). Fair value of derivative contracts, aggregated at a counterparty level at December 31, was as follows:

	2017	2016

Fair value - positive	$240,136	$400,267
Fair value - negative	(104,803)	(117,553)

For the years ended December 31, 2017, 2016 and 2015, the Company has recorded ($3,602), ($60,771) and ($46,309), respectively, for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting. This has been recorded directly to unassigned surplus as an unrealized gain (loss). The Company did not recognize any unrealized gains or losses during 2017, 2016, or 2015 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

The maximum term over which the Company is hedging its exposure to the variability of future cash flows is approximately 15 years for forecasted hedge transactions. For the years ended December 31, 2017, 2016 and 2015 none of the Company’s cash flow hedges have been discontinued as it was probable that the original forecasted transactions would occur by the end of the originally specified time period documented at inception of the hedging relationship. As of December 31, 2017 and 2016, the Company has accumulated deferred gains in the amount of $1,186 and $1,794, respectively, related to the termination of swaps that were hedging forecasted transactions. It is expected that these gains will be used as basis adjustments on futures asset purchases expected to transpire throughout 2026

45

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Summary of realized gain (losses) by derivative type for year-end December 31 is as follows:

	2017	2016	2015

Options:
Calls	$67	$192	$96
Caps	(45,848)	–	–
Puts	–	4,824	13,043

Total options	$(45,781)	$5,016	$13,139

Swaps:
Interest rate	$102,724	$(11,388)	$(17,657)
Credit	–	(1,530)	33
Total return	(26,122)	(34,637)	(13,720)

Total swaps	$76,602	$(47,555)	$(31,344)

Futures - net positions	167,302	42,756	(28,601)
Argentina warrants	–	–	2,928
Lehman settlements	122	126	162

Total realized gains (losses)	$198,245	$343	$(43,716)

Fair value of replicated assets and credit default swaps (as underlying), as of December 31, is as follows:

	Year Ended December 31
	2017		2016		2015

Replicated assets	$1,172,379	$	729,430	$	763,649
Credit default	18,580		(5,860)		(20,253)
Capital (losses) gains related to credit swap transactions (which are primarily replication transactions) as of December 31, is as follows:
	Year Ended December 31
	2017		2016		2015

Capital gains (losses)	$–	$	(1,530)	$	33

As stated in Note 2, the Company replicates investment grade corporate bonds or sovereign debt by writing credit default swaps. As a writer of credit swaps, the Company actively monitors the underlying asset, being careful to note any events (default or similar credit event) that would require the Company to perform on the credit swap. If such events would take place, a payment equal to the notional amount of the contract, less any potential recoveries as determined by the underlying agreement, will be made by the Company to the counterparty to the swap.

46

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following tables present the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at December 31, 2017 and 2016:

		2017
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1

Single name credit default swaps (3)		$16,990	$772,150	3.0
Credit default swaps referencing indices		3,176	190,000	2.6

Subtotal		20,166	962,150	3.7

BBB	2
Single name credit default swaps (3)		821	40,000	2.7
Credit default swaps referencing indices		-	-

Subtotal		821	40,000	2.7

BB	3
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-

Subtotal		-	-

B	4
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-

Subtotal		-	-

CCC and lower	5
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-

Subtotal		-	-

In or near default	6
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-

Subtotal		-	-

Total		$20,987	$1,002,150	3.0

7

47

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

		2016
Rating Agency Designation of Referenced Credit Obligations (1)	NAIC Designation	Estimated Fair Value of Credit Default Swaps	Maximum Amount of Future Payments under Credit Default Swaps	Weighted Average Years to Maturity (2)
AAA/AA/A	1

Single name credit default swaps (3)		$2,005	$559,050	2.1
Credit default swaps referencing indices		316	32,500	1.9

Subtotal		2,321	591,550	2.1

BBB	2
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-

Subtotal		-	-

BB	3
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-

Subtotal		-	-

B	4
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-

Subtotal		-	-

CCC and lower	5
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-

Subtotal		-	-

In or near default	6
Single name credit default swaps (3)		-	-
Credit default swaps referencing indices		-	-

Subtotal		-	-

Total		$2,321	$591,550	2.1

(1)         The rating agency designations are based on availability and the blending of the applicable ratings among Moody’s Investors Service (“Moody’s”), Standard and Poor’s Rating Services (“S&P”), and Fitch Ratings. If no rating is available from a rating agency, then an internally derived rating is used.

(2)	The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

(3)	Includes corporate, foreign government and state entities.

48

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2017 and 2016, the Company’s outstanding derivative financial instruments with on and off balance sheet risks, shown in notional amounts, are summarized as follows:

	Notional Amount

	2017	2016

Interest rate and currency swaps:
Receive fixed - pay fixed	$60,065	$18,242
Receive fixed - pay floating	32,292	32,292
Receive floating - pay fixed	19,500	19,500
Receive floating - pay floating	120,950	120,950
Interest rate swaps:
Receive fixed - pay fixed	1,597,853	1,187,278
Receive fixed - pay floating	2,446,500	1,836,930
Receive floating - pay fixed	597,200	1,320,450
Receive floating - pay floating	336,738	1,054,350
Caps	–	9,750,000
Options Calls / Puts	–	333

49

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Restricted Assets

The following tables show the pledged or restricted assets as of December 31, 2017 and 2016, respectively:

	Gross Restricted (Admitted & Nonadmitted) 2017
Restricted Asset Category	Total General Account (G/A)	G/A Supporting Separate Account (S/A) Activity	Total S/A Restricted Assets	S/A Assets Supporting G/A Activity	Total
Subject to contractual obligation for which liability is not shown	$–	$–	$–	$–	$–
Collateral held under security lending agreements	428,212	–	–	–	428,212
Subject to repurchase agreements	–	–	–	–	–
Subject to reverse repurchase agreements	–	–	–	–	–
Subject to dollar repurchase agreements	300,218	–	–	–	300,218
Subject to dollar reverse repurchase agreements	–	–	–	–	–
Placed under option contracts	–	–	–	–	–
Letter stock or securities restricted as to sale -excluding FHLB capital stock	–	–	–	–	–
FHLB capital stock	69,000	–	–	–	69,000
On deposit with states	7,649	–	–	–	7,649
On deposit with other regulatory bodies	–	–	–	–	–
Pledged as collateral to FHLB (including assets backing funding agreements)	1,815,666	–	–	–	1,815,666
Pledged as collateral not captured in other categories	258,626	–	–	–	258,626
Other restricted assets	191,103	–	–	–	191,103

Total Restricted Assets	$3,070,474	$–	$–	$–	$3,070,474

50

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Gross (Admitted & Nonadmitted) Restricted				Percentage

Restricted Asset Category	Total From Prior Year (2016)	Increase/ (Decrease)	Total Nonadmitted Restricted	Total Admitted Restricted (5 minus 8)	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
Subject to contractual obligation for which liability is not shown	$–	$–	$–	$–	0.00%	0.00%
Collateral held under security lending agreements	425,817	2,395	–	428,212	0.85%	0.86%
Subject to repurchase agreements	–	–	–	–	0.00%	0.00%
Subject to reverse repurchase agreements	–	–	–	–	0.00%	0.00%
Subject to dollar repurchase agreements	175,171	125,047	–	300,218	0.60%	0.60%
Subject to dollar reverse repurchase agreements	–	–	–	–	0.00%	0.00%
Placed under option contracts	–	–	–	–	0.00%	0.00%
Letter stock or securities restricted as to sale -excluding FHLB capital stock	18,049	(18,049)	–	–	0.00%	0.00%
FHLB capital stock	73,000	(4,000)	–	69,000	0.14%	0.14%
On deposit with states	9,214	(1,565)	–	7,649	0.01%	0.01%
On deposit with other regulatory bodies	–	–	–	–	0.00%	0.00%
Pledged as collateral to FHLB (including assets backing funding agreements)	1,898,720	(83,054)	–	1,815,666	3.60%	3.64%
Pledged as collateral not captured in other categories	244,157	14,469	–	258,626	0.51%	0.52%
Other restricted assets	–	191,103	–	191,103	0.38%	0.38%

Total Restricted Assets	$2,844,128	$226,346	$–	$3,070,474	6.09%	6.15%

The following tables show the pledged or restricted assets in other categories as of December 31, 2017 and 2016, respectively:

	Gross (Admitted & Nonadmitted) Restricted 2017

Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total

Derivatives	$258,626	$–	$–	$–	$258,626

Total	$258,626	$–	$–	$–	$258,626

	Gross (Admitted & Nonadmitted) Restricted			Percentage

Description of Assets	Total From Prior Year (2016)	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets

Derivatives	$244,157	$14,469	$258,626	0.51%	0.52%

Total	$244,157	$14,469	$258,626	0.51%	0.52%

51

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table shows the collateral received and reflected as assets within the financial statements as of December 31, 2017 and 2016.

	2017
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$500,624	$500,624	1.97%	2.01%
Securities lending collateral assets	428,169	428,169	1.68	1.71
Other	–	–	–	–

Total Collateral Assets	$928,793	$928,793	3.65%	3.72%

	Amount	% of Liability to Total Liabilities
Recognized Obligation to return collateral asset	$929,604	3.97%

	2016
Collateral Assets	Carrying Value	Fair Value	% of CV to Total Assets (Admitted and Nonadmitted)	% of CV to Total Admitted Assets

Cash	$411,447	$411,447	2.07%	2.12%
Securities lending collateral assets	425,875	425,875	2.14	2.19
Other	93,932	93,932	0.47	0.48

Total Collateral Assets	$931,255	$931,255	4.68%	4.80%

	Amount	% of Liability to Total Liabilities
Recognized Obligation to return collateral asset	$931,699	5.25%

52

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Net Investment Income

Detail of net investment income is presented below:

	Year Ended December 31
	2017	2016	2015

Income:
Bonds	$579,022	$710,033	$685,467
Preferred stocks	1,364	227	1,203
Common stocks	102,361	46,485	20,610
Mortgage loans on real estate	72,505	82,224	97,633
Real estate	35,366	31,665	30,522
Policy loans	49,680	50,559	51,402
Cash, cash equivalents and short-term investments	10,218	6,070	1,336
Derivatives	23,631	9,790	(5,862)
Other invested assets	19,001	13,872	19,277
Other	14,532	5,836	10,482
Gross investment income	907,680	956,761	912,070
Less: investment expenses	81,193	72,176	71,236

Net investment income before amortization of IMR	826,487	884,585	840,834
Amortization of IMR	53,005	25,293	24,668

Net investment income	$879,492	$909,878	$865,502

Realized Capital Gains (Losses)

Net realized capital gains (losses) on investments, including OTTI, are summarized below:

	Realized Year Ended December 31
	2017	2016	2015

Bonds	$559,366	$67,594	$11,867
Preferred stocks	–	(324)	1,375
Common stocks	39,352	186	3,433
Mortgage loans on real estate	10,955	18,849	(6,924)
Real estate	(663)	55	(760)
Cash, cash equivalents and short-term investments	19	24	3
Derivatives	198,123	217	(43,877)
Other invested assets	62,512	(17,503)	27,846
Other	4,783	–	–

Change in realized capital gains (losses), before taxes	874,447	69,098	(7,037)
Federal income tax effect	(94,516)	(3,804)	(17,108)
Transfer from (to) interest maintenance reserve	(368,479)	(76,685)	3,113

Net realized capital gains (losses) on investments	$411,452	$(11,391)	$(21,032)

53

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Unrealized Capital Gains (Losses)

The changes in net unrealized capital gains and losses on investments, including the changes in net unrealized foreign capital gains and losses were as follows:

	Change in Unrealized

	Year Ended December 31
	2017	2016	2015

Bonds	$32,575	$17,650	$(10,977)
Preferred stocks	(1,182)	(232)	–
Common stocks	(37,604)	14,970	23,258
Affiliated entities	10,774	(18,824)	10,397
Cash equivalents and short-term investments	35	(56)	–
Derivatives	36,372	(24,747)	(148)
Other invested assets	(49,430)	3,338	(45,292)

Change in unrealized capital gains (losses), before taxes	(8,460)	(7,901)	(22,762)
Taxes on unrealized capital gains (losses)	(13,166)	(9,049)	10,318

Change in unrealized capital gains (losses), net of tax	$(21,626)	$(16,950)	$(12,444)

6. Premium and Annuity Considerations Deferred and Uncollected

Deferred and uncollected life premium and annuity considerations at December 31, 2017 and 2016 were as follows:

	2017		2016
	Gross	Net of Loading	Gross	Net of Loading
Life and annuity:
Ordinary first-year business	$12,284	$2,058	$14,525	$2,347
Ordinary renewal business	153,896	118,733	156,619	118,638
Group life direct business	8,289	5,938	8,766	6,125
Credit direct business	119	119	187	187

	$174,588	$126,848	$180,097	$127,297

54

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

7. Policy and Contract Attributes

Insurance Liabilities

Policy reserves, deposit funds and policy claims at December 31, 2017 and 2016 were as follows:

	Year Ended December 31
	2017	2016

Life insurance reserves	$8,990,249	$8,242,307
Annuity reserves and supplementary contracts with life contingencies	1,513,456	3,524,696
Accident and health reserves (including long term care)	5,664,987	1,043,778

Total policy reserves	$16,168,692	12,810,781

Deposit funds	692,548	1,063,250
Policy claims	434,521	243,788

Total policy reserves, deposit funds and claim liabilities	$17,295,761	$14,117,819

Life Insurance Reserves

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables, the 1912, 1941 and 1961 Standard Industrial Mortality Tables, the 1960 Commissioner’s Standard Group Mortality Table, and the American Men, Actuaries and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.0 to 6.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioners’ Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification. Generally, mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding, in addition, one-half (1/2) of the extra premium charge for the year. For certain flexible premium and fixed premium universal life insurance products, reserves are calculated utilizing the Commissioner’s Reserve Valuation Method for universal life policies and recognizing any substandard ratings.

At December 31, 2017 and 2016, the Company had insurance in force aggregating $5,148,732 and $5,871,535 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Iowa Insurance Division. The Company established policy reserves of $56,668 and $63,390 to cover these deficiencies at December 31, 2017 and 2016, respectively.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula.

55

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Participating life insurance policies were issued by the Company which entitle policyholders to a share in the earnings of the participating policies, provided that a dividend distribution, which is determined annually based on mortality and persistency experience of the participating policies, is authorized by the Company. Participating insurance constituted less than 1% of ordinary life insurance in force at December 31, 2017 and 2016.

For the years ended December 31, 2017, 2016 and 2015, premiums for participating life insurance policies were $1,003, $1,032 and $1,094, respectively. The Company accounts for its policyholder dividends based on dividend scales and experience of the policies. The Company paid dividends in the amount of $1,081, $1,088 and $1,134 to policyholders during 2017, 2016 and 2015, respectively, and did not allocate any additional income to such policyholders.

Annuity Reserves and Supplementary Contracts Involving Life Contingencies

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve

Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 1.25 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Annuity reserves also include guaranteed investment contracts (GICs) and funding agreements classified as life-type contracts as defined in SSAP No. 50, Classifications and Definitions of Insurance or Managed Care Contracts In Force. These liabilities have annuitization options at guaranteed rates and consist of floating interest rate and fixed interest rate contracts. The contract reserves are carried at the greater of the account balance or the value as determined for an annuity with cash settlement option, on a change in fund basis, according to the Commissioner’s Annuity Reserve Valuation Method.

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

For variable annuities with guaranteed living benefits and variable annuities with minimum guaranteed death benefits the Company complies with Valuation Manual section 21 (VM-21), Requirements for Principle-Based Reserves for Variable Annuities, which replaced Actuarial Guideline XLIII (AG 43) effective January 1, 2017. VM-21 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products. The VM-21 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors. The aggregate reserve for contracts falling within the scope of VM-21 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA).

56

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on company experience. The SSA was determined using the assumptions and methodology prescribed in VM-21 for determining the SSA.

Accident and Health Liabilities

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts. At December 31, 2017 and 2016, the Company had no premium deficiency reserve.

The Company’s primary method utilized to estimate premium adjustments for contracts subject to redetermination is to review experience periodically and to adjust premiums for differences between the experience anticipated at the time of redetermination and that underlying the original premiums. The Company has not limited its degree of discretion contractually; however, in some states it has agreed not to raise premiums in order to recoup past losses. The Company forgoes premium changes on existing policies at its option if the administrative cost and other business issues associated with the change outweigh the direct financial impact of the change. Also, the Company has extra-contractually guaranteed the current premium scale for certain policies.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2017 and 2016 was $43,512 and $5,194, respectively.

The Company does not write any accident and health business that is subject to the Affordable Care Act risk sharing provisions. As of December 31, 2017 and 2016, the Company has recorded a liability of $0 for the amount it has been assessed to fund the transitional reinsurance program.

Liabilities for losses and loss/claim adjustment expenses for accident and health contracts are estimated using statistical claim development models to develop best estimates of liabilities for medical expense business and using tabular reserves employing mortality/morbidity tables and discount rates meeting minimum regulatory requirements for other business. Unpaid claims include amounts for losses and related adjustment expenses and are estimates of the ultimate net costs of all losses, reported and unreported. These estimates are subject to the impact of future changes in claim severity, frequency and other factors.

57

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Activity in the liability for unpaid claims and related processing costs net of reinsurance is summarized as follows:

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2017
2017	$-	$961,990	$314,100	$647,890
2016 and prior	285,357	1,358,127	539,922	1,103,562

	285,357	$2,320,117	$854,022	1,751,452

Active life reserve	$887,071			$4,238,123

Total accident and health reserves	$1,172,428			$5,989,575

	Unpaid Claims Liability Beginning of Year	Claims Incurred	Claims Paid	Unpaid Claims Liability End of Year

Year ended December 31, 2016
2016	$-	$465,317	$310,609	$154,708
2015 and prior	287,935	347,625	504,911	130,649

	287,935	$812,942	$815,520	285,357

Active life reserve	$820,456			$887,071

Total accident and health reserves	$1,108,391			$1,172,428

The Company’s unpaid claims reserve was increased (decreased) by $1,358,127 and $347,625 for the years ended December 31, 2017 and 2016, respectively, for health claims that were incurred prior to those balance sheet dates. The change in 2017 resulted primarily from a new intercompany reinsurance agreement on the long term care block.

The balance in the liability for unpaid accident and health claim adjustment expenses as of December 31, 2017 and 2016 was $43,512 and $5,194, respectively. The Company incurred $42,426 and paid $4,108 of claim adjustment expenses during 2017, of which $1,724 of the paid amount was attributable to insured or covered events of prior years. The Company incurred $2,586 and paid $2,485 of claim adjustment expenses during 2016, of which $1,197 of the paid amount was attributable to insured or covered events of prior years. The Company slightly decreased the claim adjustment expense provision for insured events of prior years during 2017. The Company did not increase or decrease the claim adjustment expense provision for insured events of prior years during 2016.

Deposit-type Contracts

Tabular interest on funds not involving life contingencies has also been determined primarily by formula.

58

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company issues certain funding agreements with well-defined class-based annuity purchase rates defining either specific or maximum purchase rate guarantees. However, these funding agreements are not issued to or for the benefit of an identifiable individual or group of individuals. These contracts are classified as deposit-type contracts in accordance with SSAP No. 50.

Included in the liability for deposit-type contracts at December 31, 2017 and 2016 are approximately $51,373 and $49,865, respectively, of funding agreements issued to special purpose entities in conjunction with non-recourse medium-term note programs. Under these programs, the proceeds from each note series issuance are used to purchase a funding agreement from the Company which secures that particular series of notes. In general, the payment terms of the note series match the payment terms of the funding agreement that secures that series. Claims for the principal and interest for these funding agreements are afforded equal priority as other policyholders.

Withdrawal Characteristics of Annuity Reserves and Deposit Funds

A portion of the Company’s policy reserves and other policyholders’ funds (including separate account liabilities) relates to liabilities established on a variety of the Company’s annuity and deposit fund products. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty.

The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

	December 31 2017

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$9,924	$17,955	$–	$27,879	0%
At book value less surrender charge of 5% or more	5,045	–	–	5,045	0
At fair value	3,287	–	21,177,923	21,181,210	90

Total with adjustment or at fair value	18,256	17,955	21,177,923	21,214,134	90
At book value without adjustment (minimal or no charge or adjustment)	1,439,541	–	–	1,439,541	6
Not subject to discretionary withdrawal provision	1,016,866	–	43,198	1,060,064	4

Total annuity reserves and deposit liabilities	2,474,663	17,955	21,221,121	23,713,739	100%

Less reinsurance ceded	268,659	–	–	268,659

Net annuity reserves and deposit liabilities	$2,206,004	$17,955	$21,221,121	$23,445,080

59

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31 2016

	General Account	Separate Account with Guarantees	Separate Account Non- Guaranteed	Total	Percent

Subject to discretionary withdrawal with adjustment:
With fair value adjustment	$11,168	$19,728	$–	$30,896	0%
At book value less surrender charge of 5% or more	5,622	–	–	5,622	0
At fair value	4,016	–	16,489,244	16,493,260	77

Total with adjustment or at fair value	20,806	19,728	16,489,244	16,529,778	77
At book value without adjustment (minimal or no charge or adjustment)	1,494,122	–	–	1,494,122	7
Not subject to discretionary withdrawal provision	3,372,006	–	88,046	3,460,052	16

Total annuity reserves and deposit liabilities	4,886,934	19,728	16,577,290	21,483,952	100%

Less reinsurance ceded	298,987	–	–	298,987

Net annuity reserves and deposit liabilities	$4,587,947	$19,728	$16,577,290	$21,184,965

Separate Accounts

Certain separate and variable accounts held by the Company represent funds for which the benefit is determined by the performance and/or fair value of the investments held in the separate account. The assets of these are carried at fair value. These variable annuities generally provide an additional minimum guaranteed death benefit. Some variable annuities also provide a minimum guaranteed income benefit. The Company’s Guaranteed Indexed separate accounts provide customers a return based on the total performance of a specified financial index plus an enhancement. Hedging instruments that return the chosen index are purchased by the Company and held within the separate account. The assets in the accounts, carried at fair value, consist primarily of long-term bonds.

60

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Information regarding the separate accounts of the Company are as follows:

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2017	$–	$128	$1,005,564	$1,005,692

Reserves for separate accounts as of December 31, 2017 with assets at:
Fair value	$–	17,955	24,836,712	24,854,667

Total as of December 31, 2017	$–	$17,955	$24,836,712	$24,854,667

Reserves for separate accounts by withdrawal characteristics as of
December 31, 2017:
With fair value adjustment	$–	$17,955	$–	$17,955
At fair value	–	–	24,725,399	24,725,399

Subtotal	$–	$17,955	$24,725,399	$24,743,354
Not subject to discretionary withdrawal	–	–	111,313	111,313

Total separate account reserve liabilities at December 31, 2017	$–	$17,955	$24,836,712	$24,854,667

61

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2016	$–	$63	$804,574	$804,637

Reserves for separate accounts as of December 31, 2016 with assets at:
Fair value	$–	19,728	19,703,619	19,723,347

Total as of December 31, 2016	$–	$19,728	$19,703,619	$19,723,347

Reserves for separate accounts by withdrawal characteristics as of December 31, 2016:
With fair value adjustment	$–	$19,728	$–	$19,728
At fair value	–	–	19,615,571	19,615,571

Subtotal	–	19,728	19,615,571	19,635,299
Not subject to discretionary withdrawal	–	–	88,048	88,048

Total separate account reserve liabilities at December 31, 2016	$–	$19,728	$19,703,619	$19,723,347

62

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Guaranteed Indexed	Nonindexed Guarantee Less Than or Equal to 4%	Nonguaranteed Separate Accounts	Total

Premiums, deposits and other considerations for the year ended December 31, 2015	$–	$198	$900,198	$900,396

Reserves for separate accounts as of December 31, 2015 with assets at:
Fair value	$–	$20,565	$21,174,797	$21,195,362

Total as of December 31, 2015	$–	$20,565	$21,174,797	$21,195,362

Reserves for separate accounts by withdrawal characteristics as of December 31, 2015:
With fair value adjustment	$–	$20,565	$–	$20,565
At fair value	–	–	21,081,630	21,081,630

Subtotal	–	20,565	21,081,630	21,102,195
Not subject to discretionary withdrawal	–	–	93,167	93,167

Total separate account reserve liabilities at December 31, 2015	$–	$20,565	$21,174,797	$21,195,362

A reconciliation of the amounts transferred to and from the Company’s separate accounts is presented below:

	Year Ended December 31
	2017	2016	2015

Transfer as reported in the summary of operations of the separate accounts statement:
Transfers to separate accounts	$1,024,418	$810,679	$907,989
Transfers from separate accounts	(1,290,485)	(1,153,614)	(1,381,485)

Net transfers from separate accounts	(266,067)	(342,935)	(473,496)
Miscellaneous reconciling adjustments	104,721	128,436	245,172

Net transfers as reported in the statement of operations of the life, accident and health annual statement	$(161,346)	$(214,499)	$(228,324)

63

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.. The assets legally insulated from general account claims at December 31, 2017 and 2016 are attributed to the following products:

	2017	2016

Group annuities	$2,393,955	$2,297,161
Variable annuities	18,855,048	16,575,392
Variable universal life	436,446	385,393
Variable life	3,230,610	2,812,022
Modified separate account	20,646	22,062
WRL asset accumulator	9,826	10,069

Total separate account assets	$24,946,531	$22,102,099

To compensate the general account for the risk taken, the separate account paid risk charges of $12,133, $11,993, $12,368, $12,979, and $11,161 to the general account in 2017, 2016, 2015, 2014 and 2013, respectively. During the years ended December 31, 2017, 2016, 2015, 2014 and 2013, the general account of the Company had paid $750, $15,371, $43,256, $2,698, and $12,453, respectively, toward separate account guarantees.

The Company does not participate in securities lending transactions within the separate account.

64

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

8. Reinsurance

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company reinsures portions of the risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums and annuity considerations earned reflect the following reinsurance amounts:

	Year Ended December 31
	2017	2016	2015

Direct premiums	$3,656,349	$3,302,028	$3,198,245
Reinsurance assumed - non affiliates	76,854	89,277	94,177
Reinsurance assumed - affiliates	2,153,409	(1,651,630)	405,295
Reinsurance ceded - non affiliates	(3,181,521)	(95,982)	(85,971)
Reinsurance ceded - affiliates	(408,787)	1,631,880	(494,431)

Net premiums earned	$2,296,304	$3,275,573	$3,117,315

The Company received reinsurance recoveries in the amount of $558,976, $453,417 and $516,274 during 2017, 2016 and 2015, respectively. At December 31, 2017 and 2016, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $31,953 and $29,057. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2017 and 2016 of $4,421,167 and $2,248,649, respectively, of which $2,037,895 and $2,099,048 were ceded to affiliates.

Effective December 1, 2017, the Company entered into an agreement with TLIC to convert the modified coinsurance agreement to coinsurance and funds withheld. As a result, TLIC transferred cash and invested assets to TPLIC. Assets that were not able to be transferred were retained in a FWH portfolio by TLIC until they mature, are sold or can be transferred. The company received cash and invested assets with a market value of $6,487,360 along with policy reserves of $4,543,045 and claim reserves of $199,940 net of due an advance premium of $5,815 from TLIC (which the Company previously assumed on a modco basis). As a result of the transaction $1,144,148 of IMR were released from TLIC and transferred to the Company. The transaction results in a pre-tax gain of $606,041 ($393,926 net of tax) which has been reported in surplus. Recognition of the surplus increase as income shall be reflected on a net of tax basis as earnings emerge from the business reinsured. The Company assumed modified coinsurance reserves of $4,536,010 and $4,236,392 as of December 31, 2016 and 2015, respectively, for certain stand-alone long-term care policies under the indemnity reinsurance agreement with TLIC. Assumed losses incurred of $361,167 and $346,166 for years ended December 31, 2016 and 2015, respectively, are presented net within the claims development table in Note 7.

65

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

On June 28, 2017, Transamerica completed a transaction to reinsure its payout annuity business and Bank Owned Life Insurance/ Corporate Owned Life Insurance business (BOLI/COLI). Under the terms of the Master Agreement, the Company entered into a 100% coinsurance (general account liabilities)/modified coinsurance (separate account liabilities) reinsurance agreement with Wilton Reassurance Company, with an effective date of April 1, 2017. The Company transferred assets in the amount of $3,063,865, which included a ceding commission of $135,819, and released policy and deposit-type reserves of $2,264,229 and policy loans of $7,545 related to the business. Modified coinsurance separate account reserves of $401,609 were retained by the company. As a part of the transaction, the company realized $568,029 in net gains on the assets that were transferred of which $363,243 were deferred to IMR. The IMR liability simultaneously was released along with historical deferrals associated with the blocks of business in the amount of $429,415, resulting in a pretax loss of $172,980, which has been included in the Statement of Operations.

Effective January 1, 2017, the Company entered into a coinsurance retrocession agreement with TLIC Watertree Reinsurance, Inc. (TWRI), an affiliate, under which TWRI coinsures to the Company accelerated death benefits on a product ceded from Transamerica Life Insurance Company to TWRI.

Effective October 1, 2016, Transamerica Life Insurance Company (TLIC) recaptured fixed annuity and funding agreement business assumed by the Company on a coinsurance basis. The Company transferred cash and invested assets of $3,017,073 along with policy and claim reserves of $3,030,564 and IMR of ($926). A reinsurance payable to TLIC was established for the remaining $12,565 of assets to be transferred in support of the transferred policy and claim reserves. In addition, the Company transferred $82,218 of transfer date IMR to TLIC. The Company received net consideration from TLIC resulting in pre-tax gain of $40,086, which has been included in the Summary of Operations.

Effective October 1, 2016, the Company recaptured medium-term note funding agreements previously ceded to TLIC on a coinsurance basis. The Company received cash and invested assets of $114,175 and recorded deposit-type reserves of $112,238 and a hedge novation of $2,228. A receivable from TLIC of $292 was established for remaining assets to be transferred in support of the hedge novation. The Company paid consideration to TLIC resulting in a pre-tax loss of $2,936, which has been included in the Summary of Operations.

Effective July 1, 2016, the Company recaptured fixed annuity and funding agreement business previously ceded to Transamerica Life International (Bermuda) Ltd. (TLIB), an affiliate. The Company received net consideration of $92,435, released a funds withheld liability of $3,398,671, recaptured policy and claims reserves of $3,398,047 and reestablished an IMR liability of $25,456, resulting in a pre-tax gain of $67,603, which has been included in the Summary of Operations.

Effective April 14, 2015, the reinsurance agreement dated December 31, 2008 reinsuring variable annuity reinsurance between the Company and Transamerica International Re (Bermuda) Ltd (TIRe), an affiliate, was novated to Firebird Re Corp. (FReC), also an affiliate. General account reserves and claim reserves ceded on a coinsurance basis at the time of novation were $102,123 and $927, respectively. Separate account modified coinsurance reserves and general account

66

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

modified coinsurance reserves at the time of the novation were $1,514,150 and $199,680 respectively. No consideration was paid or received related to the novation. No gain or loss was recognized.

Subsequent to the novation, the Companies entered into an amended and restated reinsurance agreement related to the block of business. The modified coinsurance reinsurance reserves were converted to coinsurance reserves and a general account funds withheld was established. The general account paid FReC $199,680 for the modified coinsurance reserves and ceded coinsurance reserves of $174,799, resulting in a pre-tax loss of $24,881 due to the treaty amendment which has been included in the Summary of Operations. In addition, FReC placed assets of $277,850 equal to the ceded general account reserves in a funds withheld account, and the Company established a corresponding funds withheld liability of $277,850. During 2017, the Company received invested assets in the amount of $22,479 from FReC as settlement of reinsurance receivables.

Effective January 1, 2015, the Company recaptured certain variable universal life plans previously reinsured to Global Preferred Re Limited (GPRe), an affiliate, for which the Company paid net consideration of $49,581, recaptured benefit reserves and claim reserves of $7,580 and $1,236, respectively, and recaptured policy loans of $5,396, resulting in a pre-tax loss of $53,000 which has been included in the Summary of Operations.

During 2017 2016 and 2015, amortization of deferred gains associated with previously transacted reinsurance agreements was released into income in the amount of $109,601 ($71,241 after tax), $113,740 ($73,924 after tax) and $150,878 ($98,071 after tax), respectively, into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Effective July 1, 2015, the Company entered into an assumption reinsurance agreement with Stonebridge Life Insurance Company (SLIC), an affiliate, under which the Company assumed SLIC’s Medicare Supplement business. The Company received policy reserves of $6,987, claims reserves of $20,893, other liabilities of $920 along with assets of $28,801 from SLIC during the last two quarters of the year as regulatory approvals of the assumption agreement were received. No consideration was paid or received related to the novation. No gain or loss was recognized in the financial statements. SLIC merged into TLIC, an affiliate, effective October 1, 2015, so the reinsurance agreement is now with TLIC.

The Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008. TLIC was the issuer of a series of corporate-owned life insurance policies issued to Life Investors Insurance Company of America (LIICA), an affiliate. The assumption reinsurance transaction resulted in the Company assuming all liabilities of TLIC arising under these policies. The Company assumed reserves of $138,025 and received consideration of $125,828. The Company recorded $12,197 of goodwill related to this transaction. The Company amortized $1,150 and $1,391 of this balance during 2017 and 2016, respectively.

Letters of credit held for all unauthorized reinsurers as of December 31, 2017, 2016 and 2015 were $1,330,944, $1,404,444 and $1,440,113 respectively.

The Company reinsures a closed block of GMIB, GMDB, and GMWB risks to FReC. The

67

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

affiliated reinsurance treaties have been in place for a number of years and do not include any new business since the inception but were initiated to better align hedging and capital requirements. The risk reinsured to the affiliated reinsurer is retained by the Transamerica group. The risks assumed by FReC are all affiliated variable annuity treaties.

Variable annuity reserves established by FReC are equal to the US GAAP reserve requirements. In addition, the captive establishes an additional variable annuity reserve above the US GAAP reserve to the greater of the mirror of the reserve ceded to the Captive (US statutory) and a total asset requirement (CTE 80) level. The TAR CTE80 is calculated assuming a 50% best estimate model (with hedge credit) and 50% stochastic model.

The Company took reserve credits for variable annuities of $267,004 in 2017. The amount of collateral supporting the reserve credits was $263,490 in 2017. All of the collateral held to support the reserve credit is funds withheld. The collateral is made up of bonds, cash and short-term assets.

68

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

9. Income Taxes

The components of the net deferred tax asset/ (liability) at December 31 are as follows:

	December 31, 2017
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$669,252	$55,273	$724,525
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	669,252	55,273	724,525
Deferred Tax Assets Nonadmitted	336,423	–	336,423

Subtotal (Net Deferred Tax Assets)	332,829	55,273	388,102
Deferred Tax Liabilities	106,178	48,270	154,448

Net Admitted Deferred Tax Assets	$226,651	$7,003	$233,654

	December 31, 2016
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$862,256	$93,444	$955,700
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	862,256	93,444	955,700
Deferred Tax Assets Nonadmitted	307,256	–	307,256

Subtotal (Net Deferred Tax Assets)	555,000	93,444	648,444
Deferred Tax Liabilities	248,544	84,683	333,227

Net Admitted Deferred Tax Assets	$306,456	$8,761	$315,217

	Change
	Ordinary	Capital	Total

Gross Deferred Tax Assets	$(193,004)	$(38,171)	$(231,175)
Statutory Valuation Allowance Adjustment	–	–	–

Adjusted Gross Deferred Tax Assets	(193,004)	(38,171)	(231,175)
Deferred Tax Assets Nonadmitted	29,167	–	29,167

Subtotal (Net Deferred Tax Assets)	(222,171)	(38,171)	(260,342)
Deferred Tax Liabilities	(142,366)	(36,413)	(178,779)

Net Admitted Deferred Tax Assets	$(79,805)	$(1,758)	$(81,563)

69

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The main components of deferred income tax amounts are as follows:

	Year Ended December 31
	2017	2016	Change

Deferred Tax Assets:
Ordinary
Discounting of unpaid losses	$1,240	$1,212	$28
Policyholder reserves	262,962	400,728	(137,766)
Investments	61,874	198,541	(136,667)
Deferred acquisition costs	217,893	207,849	10,044
Compensation and benefits accrual	120	342	(222)
Receivables - nonadmitted	28,677	49,919	(21,242)
Section 197 Intangible Amortization	202	395	(193)
Corporate Provision	34	140	(106)
Policyholder Reserve Transitional Amount	92,893	–	92,893
Other (including items <5% of ordinary tax assets)	3,357	3,130	227

Subtotal	669,252	862,256	(193,004)
Statutory valuation allowance adjustment	–	–	–
Nonadmitted	336,423	307,256	29,167

Admitted ordinary deferred tax assets	332,829	555,000	(222,171)
Capital:
Investments	55,273	93,444	(38,171)
Other (including items <5% of total total capital tax assets)	–	–	–

Subtotal	55,273	93,444	(38,171)

Admitted capital deferred tax assets	55,273	93,444	(38,171)

Admitted deferred tax assets	$388,102	$648,444	$(260,342)

70

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2017	2016	Change

Deferred Tax Liabilities:
Ordinary
Investments	$60,797	$186,250	$(125,453)
Reinsurance Ceded	15,985	916	15,069
Provision for Contingent Debt	–	4,091	(4,091)
Deferred and uncollected premium	–	44,560	(44,560)
§807(f) adjustment	5,595	11,389	(5,794)
Separate account adjustments	623	1,339	(716)
Policyholder Reserve Transitional Amount	18,829	–	18,829
Other (including items <5% of total ordinary tax liabilities)	4,349	(1)	4,350

Subtotal	106,178	248,544	(142,366)
Capital
Investments	48,270	84,683	(36,413)
Subtotal	48,270	84,683	(36,413)

Deferred tax liabilities	154,448	333,227	(178,779)

Net deferred tax assets/liabilities	$233,654	$315,217	$(81,563)

On December 22, 2017, the Tax Cuts and Jobs Act (“TCJA”) (HR 1, Pub. L. 115-97), was signed into law and reduced the federal tax rate to 21%. As a result, the Company reduced its net deferred tax asset balance by $357,034, excluding $23,017 of net deferred tax asset reduction on unrealized gains/(losses).
The effects of the U.S. tax reform were reflected in the 2017 financial statements as determined or as reasonably estimated provisional amounts based on available information subject to interpretation in accordance with the SEC’s Staff Accounting Bulletin No. 118 (SAB 118), as adopted by NAIC SAPWG INT 18-01. SAB 118 provides guidance on accounting for the effects of the U.S. tax reform where the Company’s determinations are incomplete but the Company is able to determine a reasonable estimate. A final determination is required to be made within a measurement period not to extend beyond one year from the enactment date of the U.S. tax reform.

As a result of the TCJA, the Company’s tax reserve deductible temporary difference decreased by an estimated $352,686. This change results in an offsetting $352,686 net deductible temporary difference that will be amortized into taxable income evenly over the next eight years. As noted, this transitional change amount was based on a provisional estimate at December 31, 2017. Actual results may differ from the estimates and will be adjusted in future periods when the actuarial models and systems are updated for the policyholder tax reserve changes required by the TCJA.

71

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As discussed in Note 1, for the years ended December 31, 2017 and 2016 the Company admits deferred income tax assets pursuant to SSAP No. 101. The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

			Ordinary	December 31, 2017 Capital	Total
Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years
	Recoverable Through Loss Carrybacks		$ –	$ 29,680	$29,680
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)		203,974	–	203,974
	1.	Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date	209,617	–	209,617
	2.	Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold	XXX	XXX	203,974
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities		128,855	25,593	154,448

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))		$ 332,829	$ 55,273	$388,102

72

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

		December 31, 2016
		Ordinary	Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$189,735	$ 21,620	$211,355
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	87,353	16,509	103,862
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date		87,353	16,509	103,862
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold		XXX	XXX	203,977
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	277,912	55,315	333,227

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$555,000	$ 93,444	$648,444

		Ordinary	Change Capital	Total

Admission Calculation Components SSAP No. 101
2(a)	Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$(189,735)	$ 8,060	$(181,675)
2(b)	Adjusted Gross Deferred Tax Assets Expected to be Realized (Excluding The Amount of Deferred Tax Assets From 2(a) above) After Application of the Threshold Limitation (the Lesser of 2(b)1 and 2(b)2 below)	116,621	(16,509)	100,112
1. Adjusted Gross Deferred Tax Assets Expected to be Realized Following the Balance Sheet Date		122,264	(16,509)	105,755
2. Adjusted Gross Deferred Tax Assets Allowed per Limitation Threshold		XXX	XXX	(3)
2(c)	Adjusted Gross Deferred Tax Assets (Excluding The Amount Of Deferred Tax Assets From 2(a) and 2(b) above) Offset by Gross Deferred Tax Liabilities	(149,057)	(29,722)	(178,779)

2(d)	Deferred Tax Assets Admitted as the result of application of SSAP No. 101, Total (2(a) + 2(b) + 2(c))	$(222,171)	$ (38,171)	$(260,342)

73

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

	December 31
	2017	2016	Change

Ratio Percentage Used To Determine Recovery

Period and Threshold Limitation Amount	772%	674%	98%

Amount of Adjusted Capital and Surplus Used To Determine Recovery Period and Threshold

Limitation in 2(b)2 above	$1,358,462	$1,359,844	$(1,382)

The impact of tax planning strategies at December 31, 2017 and 2016 was as follows:
	December 31, 2017
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	22%	3%

	December 31, 2016
	Ordinary Percent	Capital Percent	Total Percent

Impact of Tax Planning Strategies:
(% of Total Adjusted Gross DTAs)	0%	0%	0%

(% of Total Net Admitted Adjusted Gross DTAs)	0%	18%	3%

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

74

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Current income taxes incurred consist of the following major components:

	Year Ended December 31
	2017	2016	Change

Current Income Tax

Federal	$903,151	$14,354	$888,797

Subtotal	903,151	14,354	888,797
Federal income tax on net capital gains	94,516	3,804	90,712

Federal and foreign income taxes incurred	$997,667	$18,158	$979,509

	Year Ended December 31
	2016	2015	Change

Current Income Tax

Federal	$14,354	$(29,748)	$44,102

Subtotal	14,354	(29,748)	44,102
Federal income tax on net capital gains	3,804	17,108	(13,304)
Utilization of capital loss carry-forwards	–	–	–
Other	–	–	–

Federal and foreign income taxes incurred	$18,158	$(12,640)	$30,798

The Company did not report a valuation allowance for deferred income tax assets as of December 31, 2017 or 2016.

75

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

		Year Ended December 31
	2017	2016	2015

Current income taxes incurred	$997,667	$18,159	$(12,640)

Change in deferred income taxes (without tax on unrealized gains and losses)	39,231	42,764	(105,861)

Total income tax reported	$1,036,898	$60,923	$(118,501)

Income before taxes	$1,058,153	$433,722	$198,070
	35.00%	35.00%	35.00%

Expected income tax expense (benefit) at 35% statutory rate	$370,354	$151,803	$69,325

Increase (decrease) in actual tax reported resulting from:

Dividends received deduction	(11,859)	(11,217)	(13,319)
Tax credits	(6,892)	(12,804)	(43,238)
Tax-exempt Income	(6)	(13)	(8)
Tax adjustment for IMR	231,471	(28,395)	(8,634)
Surplus adjustment for in-force ceded	113,000	(25,874)	(34,325)
Nondeductible expenses	13	107	382
Deferred tax benefit on other items in surplus	20,986	7,670	(78,300)
Provision to return	(57)	(201)	(2,526)
Life-owned life insurance	(1,268)	(1,281)	(1,283)
Dividends from certain foreign corporations	283	442	448
Prior period adjustment	–	–	(3,325)
Pre-tax income of single member limited liability company	227	2,234	(872)
Audit Adjustment - Permanent	–	(5,667)	–
Change in tax rates	357,034	–	–
Intercompany Dividends	(35,000)	(15,785)	(7,000)
Partnership Permanent Adjustment	(1,301)	(848)	4,077
Other	(87)	752	98

Total income tax reported	$1,036,898	$60,923	$(118,501)

The Company’s federal income tax return is consolidated with other included affiliated companies. Please see attached listing of companies in the Appendix A. The method of allocation between the companies is subject to a written tax allocation agreement. Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations. The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in the year generated. The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company’s separately computed income tax liability or the consolidated group’s income tax liability in any carryback or carryforward year when so applied. Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not been filed for 2017.

76

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As of December 31, 2017 and 2016, the Company had no operating loss, capital loss, or tax credit carryforwards available for tax purposes.

The Company incurred income taxes of $104,140, $0, and $20,289 during 2017, 2016, and 2015, respectively, which will be available for recoupment in the event of future net capital losses.

The total amount of the unrecognized tax benefits that if recognized, would affect the effective income tax rate for years ending in December 31, 2017 and 2016 $1,804 and $1,616, respectively. It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

Unrecognized Tax Benefits	December 31,
	2017	2016
Unrecognized tax benefits, opening balance	$1,616	$1,431
Additions for - tax positions of prior years	188	185

Unrecognized tax benefits, ending balance	$1,804	$1,616

The Company classifies interest and penalties related to income taxes as income tax expense. The Company’s interest (benefit) expense related to income taxes for the years ending in December 31, 2017, 2016, and 2015 is $20, $(343), and $224, respectively. The total interest payable balance as of December 31, 2017 and 2016 is $215 and $235, respectively. The Company recorded no liability for penalties.

The Company modified its calculation of dividends that are eligible for dividends received deduction in 2016. This resulted in recording a permanent tax benefit of $6,063 in the Company’s 2016 financial statement for years 2011-2015. This was treated as a change in estimate.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and an examination is in progress for the year 2009 through 2013. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

10. Capital and Surplus

The Company has two classes of common stock, Class A and Class B. Each outstanding share of Class A is entitled to four votes for any matter submitted to a vote at a meeting of stockholders, whereas each outstanding share of Class B is entitled to on such vote. The Company has 10,000 shares of Class A and 10,000 shares of Class B common shares authorized at $750 per share par value of which, 9,819 of Class A and 3,697 of Class B were issued and outstanding at December 31, 2017 and 2016.

The Company has no preferred stock authorized.

The Company is subject to limitations, imposed by the State of Iowa, on the payment of dividends to its stockholders. Generally, dividends during any twelve-month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory

77

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains (losses) on investments for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the Company can make a dividend payment of up to $159,327 without the prior approval of insurance regulatory authorities in 2018.

The Company received a capital contribution of $200,000 from its parent company on December 22, 2017 and also reported a contribution receivable from parent of $150,000 at December 31, 2017.

During 2017, the Company paid an ordinary common stock dividends to its parent in the amount of $175,000 on June 28 and an additional $175,000 on September 12. On June 20, 2016 the Company paid an ordinary dividend of $125,000 to its parent company. On December 22, 2015, the Company paid cash return of capital of $200,000 to its parent company.

On December 20, 2017, the Company provided a capital contribution of $1,510 to AEGON Direct Marketing Services, Inc., a subsidiary.

On December 31, 2017, World Financial Group Insurance Agency, Inc., a subsidiary, declared a common stock dividend in the amount of $100,000 to be paid to the Company within 30 days. A corresponding receivable from parent, subsidiaries, and affiliates was reported on the Company’s Balance Sheet as of December 31, 2017. On September 30, 2016, the Company received dividends of $38,500 from Transamerica Asset Management, Inc. and $6,600 from Transamerica Fund Services, Inc., both subsidiaries.

The Company received dividends of $20,000 from its subsidiary, World Financial Group Insurance Agency, Inc., on December 31, 2015.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2017, the Company meets the minimum RBC requirements.

The Company’s surplus notes are held by CGC and TA Corp. These notes are due 20 years from the date of issuance at an interest rate of 6% and are subordinate and junior in right of payment to all obligations and liabilities of the Company. In the event of liquidation of the Company, full payment of the surplus notes shall be made before the holders of common stock become entitled to any distribution of the remaining assets of the Company. The Company received approval from the Iowa Insurance Division prior to paying quarterly interest payments.

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Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Additional information related to the surplus notes at December 31, 2017 and 2016 is as follows:

For Year Ending	Balance Outstanding	Interest Paid Current Year	Cumulative Interest Paid	Accrued Interest

2017
CGC	$102,734	$6,164	$86,351	$514
TA Corp	57,266	3,436	38,661	286

Total	$160,000	$9,600	$125,012	$800

2016
CGC	$102,734	$6,164	$80,187	$514
TA Corp	57,266	3,436	35,225	286

Total	$160,000	$9,600	$115,412	$800

11. Securities Lending

The Company participates in an agent-managed securities lending program. The Company receives collateral equal to 102% of the fair value of the loaned domestic securities as of the transaction date. If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government or domestic securities. In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2017 and 2016, respectively, securities with a fair value of $412,339 and $344,899 were on loan under securities lending agreements as part of this program. At December 31, 2017, the collateral the Company received from securities lending activities was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral has a fair value of $428,169 and $425,875 at December 31, 2017 and 2016, respectively.

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Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The contractual maturities of the securities lending collateral positions are as follows:

	Fair Value
	2017	2016

Open	$428,212	$425,817
30 days or less	–	–
31 to 60 days	–	–
61 to 90 days	–	–
Greater than 90 days	–	–

Total	428,212	425,817

Securities received	–	–

Total collateral received	$428,212	$425,817

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent. The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

	2017		2016
	Amortized Cost	Fair Value	Amortized Cost	Fair Value

Open	$45,939	$45,939	$64,657	$64,657
30 days or less	158,935	158,935	193,281	193,281
31 to 60 days	65,447	65,447	59,319	59,319
61 to 90 days	85,174	85,174	37,085	37,085
91 to 120 days	33,256	33,256	20,346	20,346
121 to 180 days	39,418	39,418	51,187	51,187
181 to 365 days	–	–	-	-
1 to 2 years	–	–	-	-
2 to 3 years	–	–	-	-
Greater than 3 years	–	–	-	-

Total	428,169	428,169	425,875	425,875

Securities received	–	–	-	-

Total collateral reinvested	$428,169	$428,169	425,875	425,875

For securities lending, the Company’s sources of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. Under current conditions, the Company has securities with a par value of $428,611 (fair value of $428,169) that are currently tradable securities that could be sold and used to pay for the $428,212 in collateral calls that could come due under a worst-case scenario.

80

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

12. Retirement and Compensation Plans

Defined Contribution Plans

The Company’s employees participate in a contributory defined contribution plan sponsored by Transamerica Corporation (TA Corp) which is qualified under Section 401(k) of the Internal Revenue Code. Generally, employees of the Company who customarily work at least 20 hours per week and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to 100% of eligible earnings, subject to government or other plan restrictions for certain key employees. The Company will match an amount up to three percent of the participant’s eligible earnings. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. Benefits expense was $1,805, $1,786 and $1,616 was allocated to the Company for the years ended December 31, 2017, 2016 and 2015, respectively.

Defined Benefit Plans

The Company’s employees participate in a qualified defined benefit pension plan sponsored by Transamerica Corporation (TA Corp). Generally, employees of the Company who customarily work at least 20 hours per week and complete six months of continuous service and meet the other eligibility requirements are participants of the plan. The Company has no legal obligation for the plan. The benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or a cash balance formula. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

TA Corp sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The Company has no legal obligation for the plan. The plans are noncontributory and benefits are based on years of service and the employee’s eligible compensation. The plan provides benefits based on a traditional final average formula or cash balance formula. The plans are unfunded and nonqualified under the Internal Revenue Service Code.

The Company recognizes pension expense equal to its allocation from TA Corp. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits, and based upon actuarial participant benefit calculations, which is within the guidelines of SSAP 102, Pensions. Pension expenses were $4,166, $3,789 and $4,715, for the years ended December 31, 2017, 2016 and 2015, respectively.

In addition to pension benefits, TA Corp sponsors unfunded plans that provide health care and life insurance benefits to retired Company employees meeting certain eligibility requirements. The Company has no legal obligation for the plan. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans are allocated among the participating companies based on IAS 19 and based upon actuarial participant benefit calculations which is within the guidelines of SSAP 92, Postretirement Benefits Other Than Pensions. The Company

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Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

expensed $769, $812 and $1,089 related to these plans for the years ended December 31, 2017, 2016 and 2015, respectively.

Other Plans

TA Corp has established deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for each of the years ended December 31, 2017, 2016 and 2015 was insignificant.

Postemployment Benefits – Restructurings

During December 2015, the Company offered select employees the opportunity to participate in the Transamerica Voluntary Separation Incentive Plan (VSIP). Eligible employees were given until January 18, 2016 to make an election. Following SSAP No. 11, Postemployment Benefits and Compensated Absences, and SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets, an expense was accrued in 2015 for the post-employment benefit in the amount of $404.

13. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a shared services and cost sharing agreement among and between the Transamerica companies, under which various affiliated companies may perform specified administrative functions in connection with the operation of the Company, in consideration of reimbursement of actual costs of services rendered. The Company is also a party to a Management and Administrative and Advisory agreement with AEGON USA Realty Advisors, Inc. whereby the advisor serves as the administrator and advisor for the Company’s mortgage loan operations. AEGON USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company. The Company provides office space, marketing and administrative services to certain affiliates. The amount received by the Company as a result of being a party to these agreements was $49,724, $61,264 and $79,111 during 2017, 2016 and 2015, respectively. The amount paid as a result of being a party to these agreements was $308,587, $302,445 and $296,093 during 2017, 2016 and 2015, respectively.

Transamerica Capital, Inc. provides wholesaling distribution services for the Company under a distribution agreement. The Company incurred expenses under this agreement of $41, $42 and $42 for the years ended December 31, 2017, 2016 and 2015, respectively.

At December 31, 2017 and 2016, the Company reported a net amount of $71,667 and ($64,869) (payable to)/receivable from parent, subsidiary and affiliated companies, respectively. Terms of settlement require that these amounts be settled within 90 days. Receivables from and payables to affiliates bear interest at the thirty-day commercial paper rate.

During 2017, 2016 and 2015, the Company (paid)/received net interest of $(75), $58 and ($120),respectively, to affiliates.

82

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the TA Corp/Transamerica Series Trust. The Company received $22,070, $20,705 and $23,447 for these services during 2017, 2016 and 2015, respectively.

At December 31, 2017, the Company had short-term intercompany notes receivable of $228,300 as follows. In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, these notes are reported as short-term investments.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$13,400	December 12, 2017	1.18%
TA Corp	25,300	December 19, 2017	1.18%
TA Corp	189,600	December 21, 2017	1.18%

At December 31, 2016, the Company had short-term intercompany notes receivable of $74,100 as follows.

Receivable from	Amount	Due By	Interest Rate
TA Corp	$74,100	December 31, 2017	0.47%

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2017 and 2016, the cash surrender value of these policies was $166,473 and $165,912, respectively.

During 1998, TLIC issued life insurance policies to LIICA, covering the lives of certain LIICA employees. As discussed in Note 8 - Reinsurance, the Company entered into an assumption reinsurance transaction with TLIC effective September 30, 2008, resulting in the Company assuming all liabilities of TLIC arising under these policies. Accordingly, the Company held aggregate reserves for policies and contracts related to these policies of $174,952 and $171,075 at December 31, 2017 and 2016, respectively.

Information regarding the Company’s affiliated reinsurance transactions is available in Note 8.

Reinsurance.

The Company utilizes the look-through approach in valuing its investment in the following four entities.

Real Estate Alternatives Portfolio 3, LLC (REAP 3)	$18,064
Real Estate Alternatives Portfolio 4 HR, LLC (REAP 4 HR)	$48,287
Aegon Multi-Family Equity Fund, LLC (AMFEF)	$10,685
Natural Resources Alternatives Portfolio I, LLC (NRAP)	$38,125

These entity’s financial statements are not audited and the Company has limited the value of its investment in these entities to the value contained in the audited financial statements of the underlying LP/LLC investments, including adjustments required by SSAP No. 97, entities and/or non-SCA SSAP No. 48 entities owned by these entities. All liabilities, commitments,

83

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

contingencies, guarantees or obligations of these entities which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in the Company’s determination of the carrying value of the investment in these entities.

The following table shows the disclosures for all SCA investments, except 8bi entities, and balance sheet value (admitted and nonadmitted) as of December 31, 2017:

December 31, 2017

SCA Entity	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8a Entities	XXX	$–	$–	$–

SSAP No. 97 8b(ii) Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8b(ii) Entities	XXX	$–	$–	$–

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	37%	$11,370	$11,370	$–
INTERSECURITIES INS AGENCY INC	100	–	–	–
TRANSAMERICA ASSET MANAGEMENT INC	77	41,212	41,212	–
TRANSAMERICA FUND SERVICES INC	44	–	–	–
WORLD FIN GRP INSURANCE AGENCY INC	100	–	–	–
AEGON DIRECT MARKETING SVC INC	74	–	–	–

Total SSAP No. 97 8b(iii) Entities	XXX	$52,582	$52,582	$–

SSAP No. 97 8b(iv) Entities
None	–%	$–	$–	$–

Total SSAP No. 97 8b(iv) Entities	XXX	$–	$–	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX	$52,582	$52,582	$–

Aggregate Total	XXX	$52,582	$52,582	$–

84

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

December 31, 2016

SCA Entity	Percentage of SCA Ownership		Gross Amount	Admitted Amount	Nonadmitted Amount
SSAP No. 97 8a Entities
None	–	%	$–	$–	$–

Total SSAP No. 97 8a Entities	XXX		$–	$–	$–

SSAP No. 97 8b(ii) Entities
None	–	%	$–	$–	$–

Total SSAP No. 97 8b(ii) Entities	XXX		$–	$–	$–

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	37.00	%	$11,909	$11,909	$–
INTERSECURITIES INS AGENCY INC	100.00		–	–	–
TRANSAMERICA ASSET MANAGEMENT INC	77.00		28,195	28,195	–
TRANSAMERICA FUND SERVICES INC	44.13		–	–	–
WORLD FIN GRP INSURANCE AGENCY INC	100.00		–	–	–
AEGON DIRECT MARKETING SVC INC	73.55		–	–	–

Total SSAP No. 97 8b(iii) Entities	XXX		$40,104	$40,104	$–

SSAP No. 97 8b(iv) Entities
None	–	%	$–	$–	$–

Total SSAP No. 97 8b(iv) Entities	XXX		$–	$–	$–

Total SSAP No. 97 8b Entities (except 8bi entities)	XXX		$40,104	$40,104	$–

Aggregate Total	XXX		$40,104	$40,104	$–

85

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The following table shows the NAIC responses for the SCA filings (except 8Bi entities):

December 31, 2017

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$–	–	–	–

Total SSAP No. 97 8a Entities	—	—	$–	—	—	—

SSAP No. 97 8b(ii) Entities
None			$–	–	–	–

Total SSAP No. 97 8b(ii) Entities	—	—	$–	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	10/31/2017	$11,785	Y	N	I
INTERSECURITIES INS AGENCY INC	S1	9/27/2017	–	Y	N	I
TRANSAMERICA ASSET MANAGEMENT INC	S2	9/28/2017	28,177	Y	N	I
TRANSAMERICA FUND SERVICES INC	S1	9/27/2017	–	Y	N	I
WORLD FIN GRP INSURANCE AGENCY INC	S1	9/27/2017	–	Y	N	I
AEGON DIRECT MARKETING SVC INC	S1	9/27/2017	–	Y	N	I

Total SSAP No. 97 8b(iii) Entities	—	—	$39,962	—	—	—

SSAP No. 97 8b(iv) Entities
None			$–	–	–	–

Total SSAP No. 97 8b(iv) Entities	—	—	$–	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$39,962	—	—	—

Aggregate Total	—	—	$39,962	—	—	—

*	S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material
(1)	NAIC Valuation Amount is as of the Filing Date to the NAIC

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Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

December 31, 2016

SCA Entity	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Response Received Y/N	NAIC Disallowed Entities Valuation Method, Submission Required Y/N	Code**
SSAP No. 97 8a Entities
None			$–

Total SSAP No. 97 8a Entities	—	—	$–	—	—	—

SSAP No. 97 8b(ii) Entities
None			$–

Total SSAP No. 97 8b(ii) Entities	—	—	$–	—	—	—

SSAP No. 97 8b(iii) Entities
REAL ESTATE ALTERN PORT 3A INC	S2	12/21/2016	$14,215	Y	N	I
INTERSECURITIES INS AGENCY INC	S1		–	N	N	I
TRANSAMERICA ASSET MANAGEMENT INC	S2	11/16/2016	47,762	Y	N	I
TRANSAMERICA FUND SERVICES INC	S1		–	N	N	I
WORLD FIN GRP INSURANCE AGENCY INC	S1		–	N	N	I
AEGON DIRECT MARKETING SVC INC	S1		–	N	N	I

Total SSAP No. 97 8b(iii) Entities	—	—	$61,977	—	—	—

SSAP No. 97 8b(iv) Entities
None			$–

Total SSAP No. 97 8b(iv) Entities	—	—	$–	—	—	—

Total SSAP No. 97 8b Entities (except 8bi entities)	—	—	$61,977	—	—	—

Aggregate Total	—	—	$61,977	—	—	—

*	S1 – Sub1, S2 – Sub2 or RDF – Resubmission of Disallowed Filing
**	I – Immaterial or M – Material
(1)	NAIC Valuation Amount is as of the Filing Date to the NAIC

87

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

14. Managing General Agents

The Company utilizes managing general agents (MGA) and third-party administrators (TPA) in its operation. Information regarding these entities for the year ended December 31, 2017 is as follows: For the years ended December 31, 2017, 2016 and 2015, respectively, direct premiums of $928,060, $726,175 and $806,183 were written by MGA’s and TPA’s.

Name and Address of Managing General Agent or Third-Party Administrator	FEIN	Exclusive Contract	Types of Business Written	Types of Authority Granted	Total Direct Premiums Written/ Produced By
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA19355	23-1945930	No	Deferred and Income Annuities	C, B, P, U	$ 778,549
Gallagher Bollinger, Inc. 101 JFK Parkway Short Hills, NJ 07078	22-0781130	No	Group A&H, Life	C, CA, P, U	21,573
Affinion Group 6 High Ridge Park Stamford, CT 06905	20-0641090	No	AD&D	P	127,901
All Other TPA Premiums					37

Total					$ 928,060

C-	Claims Payment
CA-	Claims Adjustment
B-	Binding Authority1%
P-	Premium Collection
U-	Underwriting

15. Commitments and Contingencies

The Company has issued synthetic GIC contracts to benefit plan sponsors on assets totaling $53,036,638 and $52,844,297 as of December 31, 2017 and 2016, respectively. A synthetic GIC is an off-balance sheet fee-based product sold primarily to tax qualified plans. The plan sponsor retains ownership and control of the related plan assets. The Company provides book value benefit responsiveness in the event that qualified plan benefit requests exceed plan cash flows. In certain contracts, the Company agrees to make advances to meet benefit payment needs and earns a market interest rate on these advances. The periodically adjusted contract-crediting rate is the means by which investment and benefit responsive experience is passed through to participants. In return for the book value benefit responsive guarantee, the Company receives a premium that varies based on such elements as benefit responsive exposure and contract size. The Company underwrites the plans for the possibility of having to make benefit payments and also must agree to the investment guidelines to ensure appropriate credit quality and cash flow. A contract reserve has been established for the possibility of unexpected benefit payments at below market interest rates of $0 and $15 at December 31, 2017 and 2016, respectively. Effective July 1, 2017, the

88

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

Company entered into a coinsurance agreement under which the Company cedes 50% of its outstanding synthetic GIC notional

At December 31, 2017 and 2016, the Company has mortgage loan commitments of $59,797 and $17,736, respectively.

The Company has contingent commitments of $171,393 and $185,080 at December 31, 2017 and 2016, respectively, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $83,036 and $70,929, respectively.

Private placement commitments outstanding as of December 31, 2017 were $6,221. The Company had no private placement commitments outstanding as of December 31, 2016.

Securities acquired (sold) on a to-be-announced (TBA) basis as of December 31, 2017 were $307,547. The Company had no securities acquired (sold) on a TBA basis as of December 31, 2016.

At December 31, 2017 and 2016, securities in the amount of $5,918 and $20,484, respectively, were posted to the Company as collateral from derivative counterparties. The securities were not included on the Company’s balance sheet as the Company does not have the ability to sell or repledge the collateral.

The Company is a member of the FHLB of Des Moines. Through its membership, the Company has conducted business activity (borrowings) with the FHLB. It is part of the Company’s strategy to utilize these funds to improve spread lending liquidity. The Company has determined the actual/estimated maximum borrowing capacity as $1,879,990. The Company calculated this amount in accordance with the terms and conditions of agreement with FHLB of Des Moines.

At December 31, 2017 and 2016, the Company purchased/owned the following FHLB stock as part of the agreement:

	Year Ended December 31
	2017	2016

Membership Stock:
Class A	$–	$–
Class B	10,000	10,000
Activity Stock	59,000	63,000
Excess Stock	–	–

Total	$69,000	$73,000

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Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

At December 31, 2017, Membership Stock (Class A and B) Eligible for Redemption and the anticipated timeframe for redemption was as follows:

		6 Months to	1 to Less
	Less Than	Less Than 1	Than 3	3 to 5
	6 Months	Year	Years	Years

Membership Stock
Class A	$–	$–	$–	$–
Class B	–	–	–	10,000

Total	$–	$–	$–	$10,000

At December 31, 2017 and 2016, the amount of collateral pledged and the maximum amount pledged to the FHLB during the reporting period was as follows:

	Fair Value	Carry Value

December 31, 2017
Total Collateral Pledged	$1,886,931	$1,815,666
Maximum Collateral Pledged	$2,081,904	$2,027,116

	Fair Value	Carry Value

Decemeber 31, 2016
Total Collateral Pledged	$1,924,639	$1,883,635
Maximum Collateral Pledged	$1,924,639	$1,883,635

At December 31, 2017 and 2016, the borrowings from the FHLB were as follows:

	December 31, 2017		December 31, 2016

		Funding		Funding
		Agreements		Agreements
	General	Reserves	General	Reserves
	Account	Established	Account	Established

Debt[1]	$1,175,000	$–	$1,175,000	$–
Funding agreements[2]	300,000	301,274	400,000	400,157
Other	–	–	–	–

Total	$1,475,000	$301,274	$1,575,000	$400,157

1 The maximum amount of borrowing during 2017 was $1,175,000

2 The maximum amount of borrowing during 2017 was $300,000

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Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

As of December 31, 2017, the weighted average interest rate on FHLB advances was 1.644% with a weighted average term of 8.2 years. As of December 31, 2016, the weighted average interest rate on FHLB advances was 0.805% with a weighted average term of 24.8 years.

At December 31, 2017 the prepayment penalties information is as follows:

Does the Company have prepayment obligations under the following arrangements (yes/no)?
Debt	NO
Funding Agreements	NO
Other	N/A

The Company has provided guarantees for the obligations of noninsurance affiliates who have accepted assignments of structured settlement payment obligations from other insurers and purchase structured settlement insurance policies from subsidiaries of the Company that match those obligations. The guarantees made by the Company are specific to each structured settlement contract and vary in date and duration of the obligation. These are numerous and are backed by the reserves established by the Company to represent the present value of the future payments for those contracts. The statutory reserve established at December 31, 2017 for the total payout block is $2,227,716. As this reserve is already recorded on the balance sheet of the Company, there was no additional liability recorded due to the adoption of SSAP No. 5R.

The Company is a party to legal proceedings involving a variety of issues incidental to its business, including class actions. Lawsuits may be brought in nearly any federal or state court in the United States or in an arbitral forum. In addition, there continues to be significant federal and state regulatory activity relating to financial services companies. The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that damages arising from such demands will not be material to the Company’s financial position.

In addition, the insurance industry has increasingly and routinely been the subject of litigation, investigations, regulatory activity and challenges by various governmental and enforcement authorities and policyholder advocate groups concerning certain practices. For example, unclaimed property administrators and state insurance regulators are performing unclaimed property examinations of the life insurance industry in the U.S., including the Company. These are in some cases multi-state examinations that include the collective action of many of the states. Additionally, some states are conducting separate examinations or instituting separate enforcement actions in regard to unclaimed property laws and related claims practices. As other insurers in the United States have done, the Company identified certain additional internal processes that it has implemented or is in the process of implementing. As of December 31, 2016 and 2015, the Company’s reserves related to this matter were not material to the Company’s financial position.

91

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Associations. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. As of December 31, 2016 and 2015, the Company’s estimated future share of future guaranty fund assessments related to several major insurer insolvencies were not material to the Company’s financial position.

16. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

The Company enters into dollar repurchase agreements in which securities are delivered to the counterparty once adequate collateral has been received. At December 31, 2017 and 2016, the Company had dollar repurchase agreements outstanding in the amount of $300,218 and $175,171, respectively. The Company had an outstanding liability for borrowed money in the amount $298,910 and $170,594, which included accrued interest of $811 and $444, at December 31, 2017 and 2016, respectively due to participation in dollar repurchase agreements.

The contractual maturities of dollar repurchase agreements are as follows:

	Fair Value

	2017	2016

Open	$298,098	$170,150
30 days or less	–	–
31 to 60 days	–	–
61 to 90 days	–	–
Greater than 90 days	–	–

Total	298,098	170,150

Securities received	–	–

Total collateral received	$298,098	$170,150

In the course of the Company’s asset management, securities are sold and reacquired within 30 days of the sale date to enhance the Company’s yield on its investment portfolio. The details by NAIC designation 3 or below of securities sold during 2017 and reacquired within 30 days of the sale date are:

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gains (Losses)
Bonds:
NAIC 3	1	$123	$122	$0

92

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

17. Reconciliation to Statutory Statement

The following is a reconciliation of amounts previously reported to the Iowa Department of Financial Regulation in the 2017 and 2016 Annual Statement, to those reported in the accompanying statutory-basis financial statements:

December 31, 2017
Balance Sheet:
Total liabilities as reported in the company’s Annual Statement	48,347,494
Increase other liabilities	14,200

Total liabilities as reported in the accompanying audited statutory basis balance sheet	48,361,694

Capital and Surplus as reported in the Company’s Annual Statement	1,593,267
Decrease in unassigned surplus	(14,200)

Total liabilities as reported in the accompanying audited statutory basis balance sheet	1,579,067

December 31, 2016
Balance Sheet:
Total assets as reported in the company’s Annual Statement	41,515,552
Decrease Cash, cash equivalents and short-term investments	(40,000)
Increase accounts receivable	40,000
Decrease in other assets	(34,708)

Total assets as reported in the accompanying audited statutory basis balance sheet	41,480,844

Liabilities as reported in the Company’s Annual Statement	39,837,875
Decrease in Remmittances and items not allocated	(34,708)

Total liabilities as reported in the accompanying audited statutory basis balance sheet	39,803,167

93

Transamerica Premier Life Insurance Company

Notes to Financial Statements – Statutory Basis (continued)

(Dollars in Thousands)

December 31, 2017
Income Statement
Total benefits and expenses	3,565,804
Increase other liabilities	14,200

Total benefits and expenses	3,580,004

Net income (loss) as reported in the company’s Annual Statement	(307,993)

Net income (loss) as reported in the accompanying audited statutory basis income statement	(322,193)

18. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I). The Company has not identified any Type I subsequent events for the year ended December 31, 2017 through April 26, 2018.

Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II). The Company has identified a Type II subsequent event for the year ended December 31, 2017. In January 2018, in connection with the transformation of the Company’s and its parent’s U.S. business and long term strategy, a Company affiliate entered into a multi-year third party administration arrangement for the administration of certain U.S. based in-force policies.

94

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies

Transamerica Corporation
EIN: 42-1484983
AFFILIATIONS SCHEDULE
YEAR ENDED DECEMBER 31, 2017

Attachment to Note 9
Entity Name	FEIN
Transamerica Corporation	42-1484983
AEGON Asset Management Services Inc	39-1884868
AEGON Assignment Corp (Illinois)	42-1477359
AEGON Assignment Corp of Kentucky	61-1314968
AEGON Direct Marketing Services Inc	42-1470697
AEGON Direct Marketing Services International Inc	52-1291367
AEGON Financial Services Group Inc	41-1479568
AEGON Institutional Markets Inc	61-1085329
AEGON Management Company	35-1113520
AEGON Structured Settlements Inc	61-1068209
AEGON USA Real Estate Services Inc	61-1098396
AEGON USA Realty Advisors of CA FKA Pensaprima Inc	20-5023693
AFSG Securities Corporation	23-2421076
AUSA Properties Inc	27-1275705
Commonwealth General Corporation	51-0108922
Creditor Resources Inc	42-1079584
CRI Solutions Inc	52-1363611
Financial Planning Services Inc	23-2130174
Firebird Reinsurance Corporation	47-3331975
Garnet Assurance Corporation	11-3674132
Garnet Assurance Corporation II	14-1893533
Garnet Assurance Corporation III	01-0947856
Intersecurities Ins Agency	42-1517005
Investors Warranty of America Inc	42-1154276
LIICA RE I	20-5984601
LIICA RE II	20-5927773
Massachusetts Fidelity Trust	42-0947998
MLIC RE I Inc	01-0930908

95

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2017
Attachment to Note 9
Entity Name	FEIN
Money Services Inc	42-1079580

Monumental General Administrators Inc	52-1243288

Pearl Holdings Inc I	20-1063558

Pearl Holdings Inc II	20-1063571

Pine Falls Re Inc	26-1552330

Real Estate Alternatives Portfolio 3A Inc	20-1627078

River Ridge Insurance Company	20-0877184

Short Hills Management	42-1338496

Stonebridge Benefit Services Inc	75-2548428

Stonebridge Reinsurance Company	61-1497252

TCF Asset Management Corp	84-0642550

TCFC Air Holdings Inc	32-0092333

TCFC Asset Holdings Inc	32-0092334

TLIC Oakbrook Reinsurance Inc.	47-1026613

TLIC Riverwood Reinsurance Inc	45-3193055

TLIC Watertree Reinsurance, Inc.	81-3715574

Tranasmerica Advisors Life Insurance Company (FKA MLLIC)	91-1325756

Transamerica Accounts Holding Corp	36-4162154

Transamerica Affinity Services Inc	42-1523438

Transamerica Affordable Housing Inc	94-3252196

Transamerica Agency Network Inc (FKA: Life Inv Fin Group)	61-1513662

Transamerica Annuity Service Corporation	85-0325648

Transamerica Asset Management (fka Transamerica Fund Adviso)	59-3403585

Transamerica Capital Inc	95-3141953

Transamerica Casualty Insurance Company	31-4423946

Transamerica Commercial Finance Corp I	94-3054228

Transamerica Consumer Finance Holding Company	95-4631538

Transamerica Corporation (OREGON)	98-6021219

96

Transamerica Premier Life Insurance Company

Appendix A – Listing of Affiliated Companies (continued)

Transamerica Corporation EIN: 42-1484983 AFFILIATIONS SCHEDULE YEAR ENDED DECEMBER 31, 2017
Attachment to Note 9
Entity Name	FEIN
Transamerica Distribution Finance Overseas Inc	36-4254366

Transamerica Finance Corporation	95-1077235

Transamerica Financial Advisors FKA InterSecurities	59-2476008

Transamerica Financial Life Insurance Company	36-6071399

Transamerica Fund Services Inc	59-3403587

Transamerica Home Loan	95-4390993

Transamerica International Re (Bermuda) Ltd	98-0199561

Transamerica Investors Securities Corp	13-3696753

Transamerica Leasing Holdings Inc	13-3452993

Transamerica Life Insurance Company	39-0989781

Transamerica Pacific Insurance Co Ltd	94-3304740

Transamerica Premier Life Insurance Company	52-0419790

Transamerica Resources Inc (FKA: Nat Assoc Mgmt)	52-1525601

Transamerica Small Business Capital Inc	36-4251204

Transamerica Stable Value Solutions Inc	27-0648897

Transamerica Vendor Financial Services Corporation	36-4134790

United Financial Services Inc	52-1263786

WFG China Holdings Inc	20-2541057

World Fin Group Ins Agency of Massachusetts Inc	04-3182849

World Financial Group Inc	42-1518386

World Financial Group Ins Agency of Hawaii Inc	99-0277127

World Financial Group Insurance Agency of WY Inc	42-1519076

World Financial Group Insurance Agency	95-3809372

Zahorik Company Inc	95-2775959

Zero Beta Fund LLC	26-1298094

97

Statutory-Basis

Financial Statement Schedule

98

Transamerica Premier Life Insurance Company

Summary of Investments – Other Than

Investments in Related Parties

(Dollars in Thousands)

December 31, 2017

SCHEDULE I

Type of Investment	Cost (1)	Fair Value	Amount at Which Shown in the Balance Sheet (2)
Fixed maturities
Bonds:
United States government and government agencies and authorities	$1,814,854	$1,922,774	$1,842,101
States, municipalities and political subdivisions	893,156	904,413	893,156
Foreign governments	286,717	297,238	286,717
Hybrid securities	304,660	330,456	304,640
All other corporate bonds	13,839,319	14,993,303	13,830,252
Preferred stocks	11,927	9,865	10,513

Total fixed maturities	17,150,633	18,458,049	17,167,379

Equity securities
Common stocks:
Public utilities	–	–	–
Banks, trust and insurance	–	–	–
Industrial, miscellaneous and all other	69,284	70,527	70,527

Total equity securities	69,284	70,527	70,527

Mortgage loans on real estate	2,197,465		2,197,465
Real estate	223,066		223,066
Policy loans	925,403		925,403
Other long-term investments	244,262		244,262
Receivable for securities	35,560		35,560
Securities lending	428,169		428,169
Cash, cash equivalents and short-term investments	1,253,066		1,253,066

Total investments	$22,526,908		$22,544,897

(1)   Original cost of equity securities and as to fixed maturities, original cost reduced by repayments and OTTI, as applicable, and adjusted for amortization of premiums or accrual of discounts.

(2)   United States government, state, municipal and political, hybrid and corporate bonds of $37,271 are held at fair value rather than amortized cost due to having and NAIC 6 rating. A preferred stock security is held at its fair value of $7,390 rather than amortized cost due to having an NAIC 6 rating.

99

Transamerica Premier Life Insurance Company

Supplementary Insurance Information

(Dollars in Thousands)

SCHEDULE III

	Future Policy Benefits and Expenses	Unearned Premiums	Policy and Contract Liabilities	Premium Revenue	Net Investment Income*	Benefits, Claims Losses and Settlement Expenses	Other Operating Expenses*

Year ended December 31, 2017
Individual life	$8,490,074	$–	$102,824	$1,030,788	$1,190,643	$1,233,999	$784,581
Individual health	5,104,517	86,651	232,622	2,206,192	(984,774)	5,013,202	(2,848,263)
Group life and health	948,227	25,767	98,609	739,799	20,356	758,598	(26,525)
Annuity	1,513,456	–	466	(1,680,475)	559,012	(786,325)	(563,464)
Other	–	–	–	–	94,255	–	–

	$16,056,274	$112,418	$434,521	$2,296,304	$879,492	$6,219,474	$(2,653,671)

Year ended December 31, 2016
Individual life	$7,721,858	$–	$108,989	$1,303,184	$394,034	$1,023,730	$785,112
Individual health	943,236	25,921	52,368	604,965	48,937	583,032	184,394
Group life and health	571,548	23,520	81,892	625,305	32,127	344,371	282,335
Annuity	3,524,696	–	539	742,119	317,440	1,178,421	(116,869)
Other	–	–	–	–	1,271	–	–

	$12,761,338	$49,441	$243,788	$3,275,573	$793,809	$3,129,554	$1,134,972

Year ended December 31, 2015
Individual life	$7,156,386	$–	$115,608	$1,150,974	$384,675	$847,985	$797,712
Individual health	874,366	30,940	57,676	530,294	41,789	524,184	237,922
Group life and health	597,169	19,430	92,704	636,321	32,370	353,653	211,968
Annuity	3,588,428	–	676	800,588	332,207	974,119	(32,714)
Other	–	–	–	–	74,461	–	–

	$12,216,349	$50,370	$266,664	$3,118,177	$865,502	$2,699,941	$1,214,888

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

100

Transamerica Premier Life Insurance Company

Reinsurance

(Dollars in Thousands)

SCHEDULE IV

	Gross Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net

Year ended December 31, 2017
Life insurance in force	$221,055,780	$ 69,201,990	$987,895	$152,841,685	1%

Premiums:
Individual life	$1,851,802	$846,830	$25,816	$1,030,788	3%
Individual health	227,972	(137)	1,978,082	2,206,191	90%
Group life and health	603,267	89,820	226,352	739,799	31%
Annuity	973,308	2,653,795	13	(1,680,474)	0%

	$3,656,349	$ 3,590,308	$2,230,263	$2,296,304	97%

Year ended December 31, 2016
Life insurance in force	$219,520,173	$ 73,369,751	$338,978	$146,489,399	0%

Premiums:
Individual life	$1,741,458	$448,239	$9,965	$1,303,184	1%
Individual health	228,511	1,676	378,130	604,965	63%
Group life and health	630,029	85,628	80,904	625,305	13%
Annuity	701,088	(2,072,383)	(2,031,352)	742,119	-274%

	$3,301,086	$ (1,536,840)	$(1,562,353)	$3,275,573	-48%

Year ended December 31, 2015
Life insurance in force	$199,150,576	$ 77,398,265	$5,030,659	$126,782,970	4%

Premiums:
Individual life	$1,606,948	$464,671	$8,697	$1,150,974	1%
Individual health	145,438	4,720	388,714	529,432	73%
Group life and health	630,126	77,888	84,084	636,322	13%
Annuity	815,734	33,124	17,978	800,588	2%

	$3,198,246	$ 580,403	$499,473	$3,117,316	16%

101

FINANCIAL STATEMENTS

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Years Ended December 31, 2017 and 2016

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Financial Statements

Years Ended December 31, 2017 and 2016

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Transamerica Premier Life Insurance Company and Contract Owners of WRL Series Annuity Account

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the sub-accounts listed in the table below (constituting WRL Series Annuity Account, hereafter collectively referred to as the “Sub-Accounts”) as of December 31, 2017 and the related statements of operations and change in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2017 and the results of each of their operations and changes in each of their net assets for each of the two years in the period ended December 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Access VP High Yield	TA Asset Allocation - Moderate Growth Initial Class
Fidelity® VIP Contrafund® Service Class 2	TA Asset Allocation - Moderate Growth Service Class
Fidelity® VIP Equity-Income Service Class 2	TA Barrow Hanley Dividend Focused Initial Class
Fidelity® VIP Growth Opportunities Service Class 2	TA Barrow Hanley Dividend Focused Service Class
Fidelity® VIP Index 500 Service Class 2	TA BlackRock Tactical Allocation Service Class
ProFund VP Asia 30	TA Clarion Global Real Estate Securities Initial Class
ProFund VP Basic Materials	TA Clarion Global Real Estate Securities Service Class
ProFund VP Bull	TA International Moderate Growth Initial Class
ProFund VP Consumer Services	TA International Moderate Growth Service Class
ProFund VP Emerging Markets	TA Janus Balanced Service Class
ProFund VP Europe 30	TA Janus Mid-Cap Growth Initial Class
ProFund VP Falling U.S. Dollar	TA Janus Mid-Cap Growth Service Class
ProFund VP Financials	TA Jennison Growth Initial Class
ProFund VP Government Money Market	TA Jennison Growth Service Class
ProFund VP International	TA JPMorgan Core Bond Initial Class
ProFund VP Japan	TA JPMorgan Core Bond Service Class
ProFund VP Mid-Cap	TA JPMorgan Enhanced Index Initial Class
ProFund VP NASDAQ-100	TA JPMorgan Enhanced Index Service Class
ProFund VP Oil & Gas	TA JPMorgan Mid Cap Value Initial Class
ProFund VP Pharmaceuticals	TA JPMorgan Mid Cap Value Service Class
ProFund VP Precious Metals	TA JPMorgan Tactical Allocation Initial Class
ProFund VP Short Emerging Markets	TA JPMorgan Tactical Allocation Service Class
ProFund VP Short International	TA Managed Risk - Balanced ETF Service Class
ProFund VP Short NASDAQ-100	TA Managed Risk - Growth ETF Service Class
ProFund VP Short Small-Cap	TA MFS International Equity Initial Class
ProFund VP Small-Cap	TA MFS International Equity Service Class
ProFund VP Small-Cap Value	TA Morgan Stanley Capital Growth Initial Class
ProFund VP Telecommunications	TA Morgan Stanley Capital Growth Service Class
ProFund VP U.S. Government Plus	TA Multi-Managed Balanced Initial Class
ProFund VP UltraSmall-Cap	TA Multi-Managed Balanced Service Class
ProFund VP Utilities	TA PIMCO Tactical - Balanced Service Class
TA AB Dynamic Allocation Initial Class	TA PIMCO Tactical - Conservative Service Class
TA AB Dynamic Allocation Service Class	TA PIMCO Tactical - Growth Service Class
TA Aegon Government Money Market Initial Class	TA PIMCO Total Return Initial Class
TA Aegon Government Money Market Service Class	TA PIMCO Total Return Service Class
TA Aegon High Yield Bond Initial Class	TA QS Investors Active Asset Allocation - Conservative Service Class
TA Aegon High Yield Bond Service Class	TA QS Investors Active Asset Allocation - Moderate Growth Service Class
TA Aegon U.S. Government Securities Initial Class	TA Small/Mid Cap Value Initial Class
TA Aegon U.S. Government Securities Service Class	TA Small/Mid Cap Value Service Class
TA Asset Allocation - Conservative Initial Class	TA T. Rowe Price Small Cap Initial Class
TA Asset Allocation - Conservative Service Class	TA T. Rowe Price Small Cap Service Class
TA Asset Allocation - Growth Initial Class	TA Torray Concentrated Growth Initial Class
TA Asset Allocation - Growth Service Class	TA Torray Concentrated Growth Service Class
TA Asset Allocation - Moderate Initial Class	TA WMC US Growth Initial Class
TA Asset Allocation - Moderate Service Class	TA WMC US Growth Service Class

Basis for Opinions

These financial statements are the responsibility of the Transamerica Premier Life Insurance Company’s management. Our responsibility is to express an opinion on the Sub-Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Sub-Accounts in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the investee mutual funds directly. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Chicago, Illinois

April 23, 2018

We have served as the auditor of one or more Sub-Accounts in WRL Series Annuity Account since 2014.

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2017

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
Access VP High Yield	88,877.390	$2,571,955	$2,510,786	$79	$2,510,865	143,868	$10.229663	$17.845705
Fidelity® VIP Contrafund® Service Class 2	680,453.916	18,561,478	25,210,818	9	25,210,827	975,304	11.690040	26.596343
Fidelity® VIP Equity-Income Service Class 2	352,266.317	6,941,086	8,214,851	52	8,214,903	369,978	10.867918	22.879742
Fidelity® VIP Growth Opportunities Service Class 2	90,189.813	1,845,171	3,209,855	1	3,209,856	172,501	12.995930	21.230696
Fidelity® VIP Index 500 Service Class 2	348.514	60,347	93,325	28	93,353	3,802	11.865079	25.414823
ProFund VP Asia 30	34,643.828	1,881,382	2,109,116	—	2,109,116	207,993	9.753408	12.516957
ProFund VP Basic Materials	46,666.702	2,813,129	3,239,136	(34)	3,239,102	238,029	11.549704	14.439217
ProFund VP Bull	186,458.829	8,353,194	9,444,140	(7)	9,444,133	504,799	11.521698	19.329166
ProFund VP Consumer Services	55,517.821	3,417,058	4,046,694	(15)	4,046,679	179,485	11.251147	24.619886
ProFund VP Emerging Markets	346,048.282	8,216,822	9,637,445	(15)	9,637,430	1,148,019	8.061075	12.665464
ProFund VP Europe 30	72,025.704	1,584,892	1,766,791	(14)	1,766,777	183,059	8.877901	13.681916
ProFund VP Falling U.S. Dollar	1,815.803	39,642	40,511	—	40,511	6,073	6.411996	10.590212
ProFund VP Financials	94,759.177	3,372,618	3,970,410	(1)	3,970,409	387,223	9.803426	19.301688
ProFund VP Government Money Market	7,788,517.490	7,788,517	7,788,517	31	7,788,548	855,503	8.607146	9.856544
ProFund VP International	121,185.338	2,459,259	2,844,220	(1)	2,844,219	322,556	8.005849	11.986502
ProFund VP Japan	9,741.729	414,171	506,570	99	506,669	52,680	8.971453	17.470939
ProFund VP Mid-Cap	85,008.864	2,723,292	2,505,211	(9)	2,505,202	150,258	10.836624	17.482796
ProFund VP NASDAQ-100	243,142.143	8,642,183	10,391,895	4	10,391,899	330,008	12.614028	33.058776
ProFund VP Oil & Gas	67,420.258	2,533,762	2,489,830	9	2,489,839	285,007	8.380616	9.888530
ProFund VP Pharmaceuticals	90,064.047	3,403,815	3,471,068	6	3,471,074	188,111	11.013277	18.908855
ProFund VP Precious Metals	124,014.358	2,669,893	2,449,284	(68)	2,449,216	534,581	4.329520	10.589088
ProFund VP Short Emerging Markets	3,162.885	158,414	134,201	1	134,202	51,824	2.392867	7.361132
ProFund VP Short International	2,758.634	30,913	26,207	(18)	26,189	7,822	3.202863	7.860285
ProFund VP Short NASDAQ-100	23,342.646	343,875	266,806	1	266,807	189,791	1.362791	7.405272
ProFund VP Short Small-Cap	62,282.965	932,298	809,056	(2)	809,054	561,940	1.377030	8.620066
ProFund VP Small-Cap	71,662.260	2,525,868	2,510,329	80	2,510,409	141,038	10.708213	18.685006
ProFund VP Small-Cap Value	43,958.002	2,069,048	2,209,769	—	2,209,769	129,878	10.379252	18.570299
ProFund VP Telecommunications	28,562.597	1,112,736	1,014,543	—	1,014,543	92,226	9.910335	14.509448
ProFund VP U.S. Government Plus	45,407.208	1,165,594	1,122,466	(16)	1,122,450	65,871	9.379600	17.491890
ProFund VP UltraSmall-Cap	108,643.853	2,564,843	3,106,128	14	3,106,142	181,027	11.652700	28.209859
ProFund VP Utilities	71,229.125	3,283,026	3,251,610	3	3,251,613	214,138	10.990963	15.870803
TA AB Dynamic Allocation Initial Class	278,207.984	2,525,406	2,843,286	(3)	2,843,283	161,950	10.703512	18.211967
TA AB Dynamic Allocation Service Class	4,704.026	38,986	47,746	8	47,754	2,672	10.792570	18.090629
TA Aegon Government Money Market Initial Class	28,870,302.155	28,870,302	28,870,302	(29)	28,870,273	2,235,109	8.250131	15.729597
TA Aegon Government Money Market Service Class	364,761.470	364,761	364,761	2	364,763	38,974	8.926975	9.854972
TA Aegon High Yield Bond Initial Class	1,200,393.809	9,316,922	9,531,127	16	9,531,143	425,209	10.565085	23.115438
TA Aegon High Yield Bond Service Class	23,988.840	190,118	193,350	(2)	193,348	8,771	10.645422	22.341365
TA Aegon U.S. Government Securities Initial Class	654,328.931	7,778,799	7,034,036	(15)	7,034,021	503,093	9.537069	14.449427
TA Aegon U.S. Government Securities Service Class	10,809.998	135,731	119,667	(2)	119,665	9,238	10.120452	13.122319
TA Asset Allocation—Conservative Initial Class	4,540,986.556	47,748,201	50,223,311	(15)	50,223,296	2,775,821	11.105865	18.946132
TA Asset Allocation—Conservative Service Class	88,836.572	914,978	971,872	5	971,877	51,072	11.081690	19.419279
TA Asset Allocation—Growth Initial Class	6,082,188.430	55,060,923	82,900,228	64	82,900,292	3,764,299	12.058161	22.748307

See accompanying notes

2

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2017

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Asset Allocation—Growth Service Class	199,653.822	$1,784,674	$2,699,320	$10	$2,699,330	104,247	$12.169731	$26.266332
TA Asset Allocation—Moderate Initial Class	8,009,842.631	84,554,195	101,084,214	8	101,084,222	5,064,889	11.324872	20.785073
TA Asset Allocation—Moderate Service Class	192,072.147	1,992,805	2,391,298	(2)	2,391,296	110,375	11.412274	22.025539
TA Asset Allocation—Moderate Growth Initial Class	10,492,102.646	120,737,109	141,013,860	64	141,013,924	6,625,915	11.620443	21.968691
TA Asset Allocation—Moderate Growth Service Class	270,929.536	2,902,099	3,592,526	7	3,592,533	150,594	11.725272	24.207750
TA Barrow Hanley Dividend Focused Initial Class	2,758,111.091	45,665,381	70,745,549	(40)	70,745,509	1,835,531	11.248910	42.263082
TA Barrow Hanley Dividend Focused Service Class	36,553.120	657,487	937,588	14	937,602	30,654	11.348393	31.118731
TA BlackRock Tactical Allocation Service Class	310,867.292	4,799,467	5,008,072	1	5,008,073	430,811	10.866523	11.687948
TA Clarion Global Real Estate Securities Initial Class	2,042,469.566	25,263,838	26,858,475	—	26,858,475	774,234	10.898092	43.294938
TA Clarion Global Real Estate Securities Service Class	38,075.686	458,048	523,921	3	523,924	18,711	10.982696	28.617606
TA International Moderate Growth Initial Class	303,127.502	2,834,432	3,367,747	17	3,367,764	268,483	11.865098	12.757293
TA International Moderate Growth Service Class	1,868.653	18,251	20,574	(2)	20,572	1,677	11.638358	12.398992
TA Janus Balanced Service Class	263,237.218	3,473,494	4,014,368	(22)	4,014,346	2,811,860	1.371609	11.417602
TA Janus Mid-Cap Growth Initial Class	3,337,603.682	93,095,687	107,804,599	(17)	107,804,582	1,788,534	12.495227	77.948513
TA Janus Mid-Cap Growth Service Class	20,640.137	590,219	640,463	(7)	640,456	22,138	12.460527	29.467427
TA Jennison Growth Initial Class	2,456,108.244	24,851,475	26,452,286	8	26,452,294	1,063,128	13.164323	25.154782
TA Jennison Growth Service Class	19,370.328	184,126	198,740	—	198,740	8,250	13.248562	24.679429
TA JPMorgan Core Bond Initial Class	2,958,010.123	38,457,551	38,276,651	(7)	38,276,644	1,357,741	9.997023	41.161250
TA JPMorgan Core Bond Service Class	28,478.528	389,892	393,004	(1)	393,003	26,865	10.228835	15.178148
TA JPMorgan Enhanced Index Initial Class	1,059,443.104	19,719,934	22,968,726	(1)	22,968,725	892,687	11.689506	26.810343
TA JPMorgan Enhanced Index Service Class	5,030.249	75,642	108,754	1	108,755	3,575	11.790306	30.540715
TA JPMorgan Mid Cap Value Initial Class	918,079.503	14,888,569	15,497,182	5	15,497,187	404,694	10.783444	39.304966
TA JPMorgan Mid Cap Value Service Class	6,514.831	106,729	108,146	12	108,158	2,875	10.881421	37.873341
TA JPMorgan Tactical Allocation Initial Class	2,400,889.174	32,384,765	36,397,480	24	36,397,504	1,061,728	10.716693	38.699139
TA JPMorgan Tactical Allocation Service Class	28,751.797	408,560	456,866	9	456,875	28,606	10.685437	16.157201
TA Managed Risk—Balanced ETF Service Class	478,784.809	5,625,038	5,932,144	—	5,932,144	432,241	11.012662	13.997781
TA Managed Risk—Growth ETF Service Class	513,544.167	5,271,170	5,715,747	(7)	5,715,740	396,850	11.446815	14.665459
TA MFS International Equity Initial Class	4,235,358.204	33,481,179	41,972,400	(4)	41,972,396	2,365,874	12.530482	22.280852
TA MFS International Equity Service Class	36,623.955	291,624	356,351	—	356,351	13,817	12.562315	26.412670
TA Morgan Stanley Capital Growth Initial Class	2,419,476.120	34,896,383	43,695,739	13	43,695,752	1,079,034	13.745386	42.624284
TA Morgan Stanley Capital Growth Service Class	8,638.007	130,308	152,288	(1)	152,287	3,954	13.865731	39.335198
TA Multi-Managed Balanced Initial Class	7,725,549.822	96,226,737	117,196,591	5	117,196,596	4,510,630	11.197980	26.512984
TA Multi-Managed Balanced Service Class	39,299.917	495,322	583,997	(1)	583,996	22,291	11.165744	26.612329
TA PIMCO Tactical—Balanced Service Class	102,974.356	1,168,358	1,287,179	11	1,287,190	1,072,442	1.135628	11.040694
TA PIMCO Tactical—Conservative Service Class	72,489.630	813,615	875,675	(1)	875,674	766,189	1.100574	11.638168
TA PIMCO Tactical—Growth Service Class	47,304.206	547,400	597,452	2	597,454	475,618	1.143804	12.245505
TA PIMCO Total Return Initial Class	3,149,554.300	35,949,089	36,408,848	(10)	36,408,838	2,239,603	9.947063	17.016894
TA PIMCO Total Return Service Class	23,141.401	264,999	265,200	(9)	265,191	17,904	10.377865	15.260945
TA QS Investors Active Asset Allocation—Conservative Service Class	69,691.282	739,149	784,027	(1)	784,026	64,187	10.872079	12.374480
TA QS Investors Active Asset Allocation—Moderate Growth Service	120,298.981	1,360,540	1,455,618	(3)	1,455,615	104,472	11.641328	14.039213
Class
TA Small/Mid Cap Value Initial Class	4,209,654.395	84,847,372	90,549,666	(1)	90,549,665	2,410,229	11.061213	38.992024

See accompanying notes.

3

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statements of Assets and Liabilities

December 31, 2017

Subaccount	Number of Shares	Cost	Assets at Market Value	Due (to)/from General Account	Net Assets	Units Outstanding	Range of Unit Values
TA Small/Mid Cap Value Service Class	78,907.449	$1,541,431	$1,654,689 $	$(7)	$1,654,682	43,748	$11.154773	$38.457401
TA T. Rowe Price Small Cap Initial Class	2,396,823.584	32,892,671	37,366,480	(22)	37,366,458	1,092,216	11.676577	38.389032
TA T. Rowe Price Small Cap Service Class	26,811.665	331,461	395,740	12	395,752	9,067	11.752291	44.871856
TA Torray Concentrated Growth Initial Class	876,101.542	16,048,320	19,107,775	13	19,107,788	625,354	11.944456	31.185450
TA Torray Concentrated Growth Service Class	4,800.292	84,083	107,191	11	107,202	3,566	12.049517	30.525536
TA WMC US Growth Initial Class	13,349,047.613	318,674,280	390,459,643	(56)	390,459,587	13,407,187	12.532626	31.739268
TA WMC US Growth Service Class	58,909.284	1,371,884	1,685,984	(3)	1,685,981	54,476	12.501402	31.475766

See accompanying notes.

4

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017

	Access VP High Yield Subaccount	Fidelity® VIP Contrafund® Service Class 2 Subaccount	Fidelity® VIP Equity-Income Service Class 2 Subaccount	Fidelity® VIP Growth Opportunities Service Class 2 Subaccount	Fidelity® VIP Index 500 Service Class 2 Subaccount
Net Assets as of December 31, 2015:	$2,456,583	$24,392,067	$7,915,041	$3,007,997	$275,623

Investment Income:
Reinvested Dividends	85,040	136,969	161,626	1,389	1,029
Investment Expense:
Mortality and Expense Risk and Administrative Charges	38,417	318,938	109,718	38,636	3,335

Net Investment Income (Loss)	46,623	(181,969)	51,908	(37,247)	(2,306)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	1,927,321	521,476	58,129	299
Realized Gain (Loss) on Investments	(14,152)	820,317	140,099	144,902	98,849

Net Realized Capital Gains (Losses) on Investments	(14,152)	2,747,638	661,575	203,031	99,148
Net Change in Unrealized Appreciation (Depreciation)	161,944	(1,221,057)	454,617	(210,489)	(76,191)

Net Gain (Loss) on Investment	147,792	1,526,581	1,116,192	(7,458)	22,957
Net Increase (Decrease) in Net Assets Resulting from Operations	194,415	1,344,612	1,168,100	(44,705)	20,651

Increase (Decrease) in Net Assets from Contract Transactions	265,778	(3,004,355)	(1,052,060)	(229,313)	(217,726)

Total Increase (Decrease) in Net Assets	460,193	(1,659,743)	116,040	(274,018)	(197,075)

Net Assets as of December 31, 2016:	$2,916,776	$22,732,324	$8,031,081	$2,733,979	$78,548

Investment Income:
Reinvested Dividends	102,014	186,322	120,000	3,168	1,382
Investment Expense:
Mortality and Expense Risk and Administrative Charges	38,852	334,717	112,720	41,776	1,401

Net Investment Income (Loss)	63,162	(148,395)	7,280	(38,608)	(19)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	103,023	1,307,478	171,311	391,707	271
Realized Gain (Loss) on Investments	11,838	867,845	196,139	213,774	633

Net Realized Capital Gains (Losses) on Investments	114,861	2,175,323	367,450	605,481	904
Net Change in Unrealized Appreciation (Depreciation)	(86,069)	2,320,097	472,150	256,970	14,357

Net Gain (Loss) on Investment	28,792	4,495,420	839,600	862,451	15,261
Net Increase (Decrease) in Net Assets Resulting from Operations	91,954	4,347,025	846,880	823,843	15,242

Increase (Decrease) in Net Assets from Contract Transactions	(497,865)	(1,868,522)	(663,058)	(347,966)	(437)

Total Increase (Decrease) in Net Assets	(405,911)	2,478,503	183,822	475,877	14,805

Net Assets as of December 31, 2017:	$2,510,865	$25,210,827	$8,214,903	$3,209,856	$93,353

See Accompanying Notes.

(1)	See Footnote 1

5

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017

	ProFund VP Asia 30 Subaccount	ProFund VP Basic Materials Subaccount	ProFund VP Bull Subaccount	ProFund VP Consumer Services Subaccount	ProFund VP Emerging Markets Subaccount
Net Assets as of December 31, 2015:	$1,432,518	$1,879,897	$7,900,288	$5,204,126	$3,758,833

Investment Income:
Reinvested Dividends	9,851	8,021	—	—	5,853
Investment Expense:
Mortality and Expense Risk and Administrative Charges	13,773	27,583	116,964	73,397	54,492

Net Investment Income (Loss)	(3,922)	(19,562)	(116,964)	(73,397)	(48,639)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	177,265	47,434	—
Realized Gain (Loss) on Investments	(122,024)	(83,370)	(108,469)	10,747	(603,085)

Net Realized Capital Gains (Losses) on Investments	(122,024)	(83,370)	68,796	58,181	(603,085)
Net Change in Unrealized Appreciation (Depreciation)	61,010	390,051	725,375	164,905	749,559

Net Gain (Loss) on Investment	(61,014)	306,681	794,171	223,086	146,474
Net Increase (Decrease) in Net Assets Resulting from Operations	(64,936)	287,119	677,207	149,689	97,835

Increase (Decrease) in Net Assets from Contract Transactions	(462,284)	23,559	(1,078,127)	(1,691,737)	618,449

Total Increase (Decrease) in Net Assets	(527,220)	310,678	(400,920)	(1,542,048)	716,284

Net Assets as of December 31, 2016:	$905,298	$2,190,575	$7,499,368	$3,662,078	$4,475,117

Investment Income:
Reinvested Dividends	—	11,193	—	—	4,439
Investment Expense:
Mortality and Expense Risk and Administrative Charges	23,983	40,610	132,493	53,883	108,779

Net Investment Income (Loss)	(23,983)	(29,417)	(132,493)	(53,883)	(104,340)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	60,825	—	224,884	—	—
Realized Gain (Loss) on Investments	56,317	257,521	789,587	127,101	477,410

Net Realized Capital Gains (Losses) on Investments	117,142	257,521	1,014,471	127,101	477,410
Net Change in Unrealized Appreciation (Depreciation)	334,455	292,621	492,052	489,543	1,483,431

Net Gain (Loss) on Investment	451,597	550,142	1,506,523	616,644	1,960,841
Net Increase (Decrease) in Net Assets Resulting from Operations	427,614	520,725	1,374,030	562,761	1,856,501

Increase (Decrease) in Net Assets from Contract Transactions	776,204	527,802	570,735	(178,160)	3,305,812

Total Increase (Decrease) in Net Assets	1,203,818	1,048,527	1,944,765	384,601	5,162,313

Net Assets as of December 31, 2017:	$2,109,116	$3,239,102	$9,444,133	$4,046,679	$9,637,430

See Accompanying Notes.

(1)	See Footnote 1

6

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017

	ProFund VP Europe 30 Subaccount	ProFund VP Falling U.S. Dollar Subaccount	ProFund VP Financials Subaccount	ProFund VP Government Money Market Subaccount	ProFund VP International Subaccount
Net Assets as of December 31, 2015:	$1,687,322	$101,565	$2,301,455	$8,848,803	$2,069,286

Investment Income:
Reinvested Dividends	52,283	—	6,593	1,855	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	21,616	781	27,177	132,360	37,382

Net Investment Income (Loss)	30,667	(781)	(20,584)	(130,505)	(37,382)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	(266,472)	(3,190)	(39,308)	—	(252,927)

Net Realized Capital Gains (Losses) on Investments	(266,472)	(3,190)	(39,308)	—	(252,927)
Net Change in Unrealized Appreciation (Depreciation)	279,436	(131)	262,092	—	261,451

Net Gain (Loss) on Investment	12,964	(3,321)	222,784	—	8,524
Net Increase (Decrease) in Net Assets Resulting from Operations	43,631	(4,102)	202,200	(130,505)	(28,858)

Increase (Decrease) in Net Assets from Contract Transactions	12,435	(53,635)	542,550	(3,316,085)	261,879

Total Increase (Decrease) in Net Assets	56,066	(57,737)	744,750	(3,446,590)	233,021

Net Assets as of December 31, 2016:	$1,743,388	$43,828	$3,046,205	$5,402,213	$2,302,307

Investment Income:
Reinvested Dividends	26,869	—	12,327	1,532	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	24,975	865	50,611	109,632	40,679

Net Investment Income (Loss)	1,894	(865)	(38,284)	(108,100)	(40,679)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	167,157	2,884	201,463	—	180,869

Net Realized Capital Gains (Losses) on Investments	167,157	2,884	201,463	—	180,869
Net Change in Unrealized Appreciation (Depreciation)	99,733	4,478	353,002	—	328,068

Net Gain (Loss) on Investment	266,890	7,362	554,465	—	508,937
Net Increase (Decrease) in Net Assets Resulting from Operations	268,784	6,497	516,181	(108,100)	468,258

Increase (Decrease) in Net Assets from Contract Transactions	(245,395)	(9,814)	408,023	2,494,435	73,654

Total Increase (Decrease) in Net Assets	23,389	(3,317)	924,204	2,386,335	541,912

Net Assets as of December 31, 2017:	$1,766,777	$40,511	$3,970,409	$7,788,548	$2,844,219

See Accompanying Notes.

(1)	See Footnote 1

7

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017

	ProFund VP Japan Subaccount	ProFund VP Mid-Cap Subaccount	ProFund VP NASDAQ-100 Subaccount	ProFund VP Oil & Gas Subaccount	ProFund VP Pharmaceuticals Subaccount
Net Assets as of December 31, 2015:	$786,337	$2,862,711	$7,606,553	$2,816,391	$6,237,135

Investment Income:
Reinvested Dividends	—	—	—	51,841	45,804
Investment Expense:
Mortality and Expense Risk and Administrative Charges	8,632	48,295	102,752	52,188	79,078

Net Investment Income (Loss)	(8,632)	(48,295)	(102,752)	(347)	(33,274)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	67,013	307,900	—	278,772
Realized Gain (Loss) on Investments	(99,785)	(33,823)	(221,712)	(540,681)	(116,497)

Net Realized Capital Gains (Losses) on Investments	(99,785)	33,190	86,188	(540,681)	162,275
Net Change in Unrealized Appreciation (Depreciation)	75,770	414,398	204,108	1,266,055	(394,372)

Net Gain (Loss) on Investment	(24,015)	447,588	290,296	725,374	(232,097)
Net Increase (Decrease) in Net Assets Resulting from Operations	(32,647)	399,293	187,544	725,027	(265,371)

Increase (Decrease) in Net Assets from Contract Transactions	(207,172)	944,511	(661,923)	826,300	(1,526,758)

Total Increase (Decrease) in Net Assets	(239,819)	1,343,804	(474,379)	1,551,327	(1,792,129)

Net Assets as of December 31, 2016:	$546,518	$4,206,515	$7,132,174	$4,367,718	$4,445,006

Investment Income:
Reinvested Dividends	—	—	—	32,912	33,269
Investment Expense:
Mortality and Expense Risk and Administrative Charges	7,246	48,789	146,342	42,580	56,627

Net Investment Income (Loss)	(7,246)	(48,789)	(146,342)	(9,668)	(23,358)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	600,934	39,446	—	14,828
Realized Gain (Loss) on Investments	4,780	219,027	883,292	(425,541)	(113,912)

Net Realized Capital Gains (Losses) on Investments	4,780	819,961	922,738	(425,541)	(99,084)
Net Change in Unrealized Appreciation (Depreciation)	75,568	(447,755)	1,582,714	158,033	455,526

Net Gain (Loss) on Investment	80,348	372,206	2,505,452	(267,508)	356,442
Net Increase (Decrease) in Net Assets Resulting from Operations	73,102	323,417	2,359,110	(277,176)	333,084

Increase (Decrease) in Net Assets from Contract Transactions	(112,951)	(2,024,730)	900,615	(1,600,703)	(1,307,016)

Total Increase (Decrease) in Net Assets	(39,849)	(1,701,313)	3,259,725	(1,877,879)	(973,932)

Net Assets as of December 31, 2017:	$506,669	$2,505,202	$10,391,899	$2,489,839	$3,471,074

See Accompanying Notes.

(1)	See Footnote 1

8

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017

	ProFund VP Precious Metals Subaccount	ProFund VP Short Emerging Markets Subaccount	ProFund VP Short International Subaccount	ProFund VP Short NASDAQ-100 Subaccount	ProFund VP Short Small-Cap Subaccount
Net Assets as of December 31, 2015:	$1,341,438	$902,102	$66,424	$263,406	$184,753

Investment Income:
Reinvested Dividends	—	—	—	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	53,188	6,844	1,550	5,160	5,955

Net Investment Income (Loss)	(53,188)	(6,844)	(1,550)	(5,160)	(5,955)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	(665,309)	(189,443)	(26,403)	(70,633)	(35,719)

Net Realized Capital Gains (Losses) on Investments	(665,309)	(189,443)	(26,403)	(70,633)	(35,719)
Net Change in Unrealized Appreciation (Depreciation)	1,008,206	8,840	512	8,761	(108,374)

Net Gain (Loss) on Investment	342,897	(180,603)	(25,891)	(61,872)	(144,093)
Net Increase (Decrease) in Net Assets Resulting from Operations	289,709	(187,447)	(27,441)	(67,032)	(150,048)

Increase (Decrease) in Net Assets from Contract Transactions	705,516	(552,587)	4,256	147,613	468,989

Total Increase (Decrease) in Net Assets	995,225	(740,034)	(23,185)	80,581	318,941

Net Assets as of December 31, 2016:	$2,336,663	$162,068	$43,239	$343,987	$503,694

Investment Income:
Reinvested Dividends	—	—	—	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	36,344	1,561	481	4,760	11,953

Net Investment Income (Loss)	(36,344)	(1,561)	(481)	(4,760)	(11,953)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	32,426	(20,339)	(6,167)	(29,300)	(124,896)

Net Realized Capital Gains (Losses) on Investments	32,426	(20,339)	(6,167)	(29,300)	(124,896)
Net Change in Unrealized Appreciation (Depreciation)	82,468	(15,625)	(2,602)	(65,877)	(18,159)

Net Gain (Loss) on Investment	114,894	(35,964)	(8,769)	(95,177)	(143,055)
Net Increase (Decrease) in Net Assets Resulting from Operations	78,550	(37,525)	(9,250)	(99,937)	(155,008)

Increase (Decrease) in Net Assets from Contract Transactions	34,003	9,659	(7,800)	22,757	460,368

Total Increase (Decrease) in Net Assets	112,553	(27,866)	(17,050)	(77,180)	305,360

Net Assets as of December 31, 2017:	$2,449,216	$134,202	$26,189	$266,807	$809,054

See Accompanying Notes.

(1)	See Footnote 1

9

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017

	ProFund VP Small-Cap Subaccount	ProFund VP Small-Cap Value Subaccount	ProFund VP Telecommunications Subaccount	ProFund VP U.S. Government Plus Subaccount	ProFund VP UltraSmall-Cap Subaccount
Net Assets as of December 31, 2015:	$2,660,072	$864,453	$1,405,804	$1,355,237	$2,329,080

Investment Income:
Reinvested Dividends	—	—	43,178	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	36,006	18,714	36,196	27,156	27,051

Net Investment Income (Loss)	(36,006)	(18,714)	6,982	(27,156)	(27,051)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	(130,621)	21,063	195,696	41,497	(240,445)

Net Realized Capital Gains (Losses) on Investments	(130,621)	21,063	195,696	41,497	(240,445)
Net Change in Unrealized Appreciation (Depreciation)	473,588	287,013	125,187	(213,444)	787,313

Net Gain (Loss) on Investment	342,967	308,076	320,883	(171,947)	546,868
Net Increase (Decrease) in Net Assets Resulting from Operations	306,961	289,362	327,865	(199,103)	519,817

Increase (Decrease) in Net Assets from Contract Transactions	126,442	2,580,684	1,098,152	1,001,152	(26,550)

Total Increase (Decrease) in Net Assets	433,403	2,870,046	1,426,017	802,049	493,267

Net Assets as of December 31, 2016:	$3,093,475	$3,734,499	$2,831,821	$2,157,286	$2,822,347

Investment Income:
Reinvested Dividends	—	239	56,885	5,623	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	34,870	35,319	22,824	17,933	39,769

Net Investment Income (Loss)	(34,870)	(35,080)	34,061	(12,310)	(39,769)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	187,902	11,181	69,863	—	266,071
Realized Gain (Loss) on Investments	273,445	161,455	(30,475)	(169,597)	163,407

Net Realized Capital Gains (Losses) on Investments	461,347	172,636	39,388	(169,597)	429,478
Net Change in Unrealized Appreciation (Depreciation)	(271,991)	(82,171)	(206,446)	262,000	170,974

Net Gain (Loss) on Investment	189,356	90,465	(167,058)	92,403	600,452
Net Increase (Decrease) in Net Assets Resulting from Operations	154,486	55,385	(132,997)	80,093	560,683

Increase (Decrease) in Net Assets from Contract Transactions	(737,552)	(1,580,115)	(1,684,281)	(1,114,929)	(276,888)

Total Increase (Decrease) in Net Assets	(583,066)	(1,524,730)	(1,817,278)	(1,034,836)	283,795

Net Assets as of December 31, 2017:	$2,510,409	$2,209,769	$1,014,543	$1,122,450	$3,106,142

See Accompanying Notes.

(1)	See Footnote 1

10

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017

	ProFund VP Utilities Subaccount	TA AB Dynamic Allocation Initial Class Subaccount	TA AB Dynamic Allocation Service Class Subaccount	TA Aegon Government Money Market Initial Class Subaccount	TA Aegon Government Money Market Service Class Subaccount
Net Assets as of December 31, 2015:	$2,588,380	$3,761,026	$87,997	$39,711,303	$394,765

Investment Income:
Reinvested Dividends	79,680	52,157	727	2,236	23
Investment Expense:
Mortality and Expense Risk and Administrative Charges	65,925	50,975	871	563,567	6,297

Net Investment Income (Loss)	13,755	1,182	(144)	(561,331)	(6,274)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	148,761	—	—	—	—
Realized Gain (Loss) on Investments	273,389	97,156	17,227	—	—

Net Realized Capital Gains (Losses) on Investments	422,150	97,156	17,227	—	—
Net Change in Unrealized Appreciation (Depreciation)	(117,840)	(67,699)	(16,606)	—	—

Net Gain (Loss) on Investment	304,310	29,457	621	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	318,065	30,639	477	(561,331)	(6,274)

Increase (Decrease) in Net Assets from Contract Transactions	1,800,398	(748,324)	(37,472)	(3,281,704)	(148)

Total Increase (Decrease) in Net Assets	2,118,463	(717,685)	(36,995)	(3,843,035)	(6,422)

Net Assets as of December 31, 2016:	$4,706,843	$3,043,341	$51,002	$35,868,268	$388,343

Investment Income:
Reinvested Dividends	71,548	52,335	738	1,559	18
Investment Expense:
Mortality and Expense Risk and Administrative Charges	53,613	42,705	662	430,577	5,141

Net Investment Income (Loss)	17,935	9,630	76	(429,018)	(5,123)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	117,215	—	—	—	—
Realized Gain (Loss) on Investments	119,461	75,615	856	—	—

Net Realized Capital Gains (Losses) on Investments	236,676	75,615	856	—	—
Net Change in Unrealized Appreciation (Depreciation)	86,292	149,572	2,979	—	—

Net Gain (Loss) on Investment	322,968	225,187	3,835	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	340,903	234,817	3,911	(429,018)	(5,123)

Increase (Decrease) in Net Assets from Contract Transactions	(1,796,133)	(434,875)	(7,159)	(6,568,977)	(18,457)

Total Increase (Decrease) in Net Assets	(1,455,230)	(200,058)	(3,248)	(6,997,995)	(23,580)

Net Assets as of December 31, 2017:	$3,251,613	$2,843,283	$47,754	$28,870,273	$364,763

See Accompanying Notes.

(1)	See Footnote 1

11

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017

	TA Aegon High Yield Bond Initial Class Subaccount	TA Aegon High Yield Bond Service Class Subaccount	TA Aegon U.S. Government Securities Initial Class Subaccount	TA Aegon U.S. Government Securities Service Class Subaccount	TA Asset Allocation - Conservative Initial Class Subaccount
Net Assets as of December 31, 2015:	$10,164,490	$190,165	$9,082,155	$142,248	$55,158,737

Investment Income:
Reinvested Dividends	633,188	9,008	61,544	621	1,021,404
Investment Expense:
Mortality and Expense Risk and Administrative Charges	143,287	2,220	136,478	1,714	740,596

Net Investment Income (Loss)	489,901	6,788	(74,934)	(1,093)	280,808
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	1,114,127
Realized Gain (Loss) on Investments	(588,048)	(7,275)	(152,470)	(606)	(113,366)

Net Realized Capital Gains (Losses) on Investments	(588,048)	(7,275)	(152,470)	(606)	1,000,761
Net Change in Unrealized Appreciation (Depreciation)	1,391,215	19,382	138,475	1,245	268,602

Net Gain (Loss) on Investment	803,167	12,107	(13,995)	639	1,269,363
Net Increase (Decrease) in Net Assets Resulting from Operations	1,293,068	18,895	(88,929)	(454)	1,550,171

Increase (Decrease) in Net Assets from Contract Transactions	(538,102)	(16,809)	(629,977)	(28,489)	(6,944,830)

Total Increase (Decrease) in Net Assets	754,966	2,086	(718,906)	(28,943)	(5,394,659)

Net Assets as of December 31, 2016:	$10,919,456	$192,251	$8,363,249	$113,305	$49,764,078

Investment Income:
Reinvested Dividends	625,570	11,149	261,355	3,341	1,049,572
Investment Expense:
Mortality and Expense Risk and Administrative Charges	142,452	2,634	102,532	1,379	721,294

Net Investment Income (Loss)	483,118	8,515	158,823	1,962	328,278
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	546,602	8,016	787,860
Realized Gain (Loss) on Investments	250,362	902	(199,001)	(772)	458,919

Net Realized Capital Gains (Losses) on Investments	250,362	902	347,601	7,244	1,246,779
Net Change in Unrealized Appreciation (Depreciation)	(169,839)	1,189	(419,821)	(8,028)	3,736,598

Net Gain (Loss) on Investment	80,523	2,091	(72,220)	(784)	4,983,377
Net Increase (Decrease) in Net Assets Resulting from Operations	563,641	10,606	86,603	1,178	5,311,655

Increase (Decrease) in Net Assets from Contract Transactions	(1,951,954)	(9,509)	(1,415,831)	5,182	(4,852,437)

Total Increase (Decrease) in Net Assets	(1,388,313)	1,097	(1,329,228)	6,360	459,218

Net Assets as of December 31, 2017:	$9,531,143	$193,348	$7,034,021	$119,665	$50,223,296

See Accompanying Notes.

(1)	See Footnote 1

12

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017

	TA Asset Allocation - Conservative Service Class Subaccount	TA Asset Allocation - Growth Initial Class Subaccount	TA Asset Allocation - Growth Service Class Subaccount	TA Asset Allocation - Moderate Initial Class Subaccount	TA Asset Allocation - Moderate Service Class Subaccount
Net Assets as of December 31, 2015:	$1,070,632	$80,463,064	$2,548,916	$109,041,306	$2,580,279

Investment Income:
Reinvested Dividends	15,919	1,651,393	43,934	2,240,882	42,935
Investment Expense:
Mortality and Expense Risk and Administrative Charges	12,833	1,075,055	30,971	1,462,560	30,677

Net Investment Income (Loss)	3,086	576,338	12,963	778,322	12,258
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	19,884	—	—	2,553,584	55,716
Realized Gain (Loss) on Investments	3,906	3,052,643	91,325	2,579,756	69,382

Net Realized Capital Gains (Losses) on Investments	23,790	3,052,643	91,325	5,133,340	125,098
Net Change in Unrealized Appreciation (Depreciation)	(1,860)	(411,160)	(14,133)	(1,947,341)	(55,633)

Net Gain (Loss) on Investment	21,930	2,641,483	77,192	3,185,999	69,465
Net Increase (Decrease) in Net Assets Resulting from Operations	25,016	3,217,821	90,155	3,964,321	81,723

Increase (Decrease) in Net Assets from Contract Transactions	(283,443)	(8,593,924)	(277,165)	(15,704,762)	(501,529)

Total Increase (Decrease) in Net Assets	(258,427)	(5,376,103)	(187,010)	(11,740,441)	(419,806)

Net Assets as of December 31, 2016:	$812,205	$75,086,961	$2,361,906	$97,300,865	$2,160,473

Investment Income:
Reinvested Dividends	16,647	1,128,924	30,867	1,852,486	37,386
Investment Expense:
Mortality and Expense Risk and Administrative Charges	11,976	1,119,727	33,861	1,426,513	30,499

Net Investment Income (Loss)	4,671	9,197	(2,994)	425,973	6,887
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	14,164	1,704,869	55,111	2,205,226	51,000
Realized Gain (Loss) on Investments	6,041	4,272,021	92,007	2,861,193	34,350

Net Realized Capital Gains (Losses) on Investments	20,205	5,976,890	147,118	5,066,419	85,350
Net Change in Unrealized Appreciation (Depreciation)	66,868	10,225,343	374,607	8,249,447	214,206

Net Gain (Loss) on Investment	87,073	16,202,233	521,725	13,315,866	299,556
Net Increase (Decrease) in Net Assets Resulting from Operations	91,744	16,211,430	518,731	13,741,839	306,443

Increase (Decrease) in Net Assets from Contract Transactions	67,928	(8,398,099)	(181,307)	(9,958,482)	(75,620)

Total Increase (Decrease) in Net Assets	159,672	7,813,331	337,424	3,783,357	230,823

Net Assets as of December 31, 2017:	$971,877	$82,900,292	$2,699,330	$101,084,222	$2,391,296

See Accompanying Notes.

(1)	See Footnote 1

13

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017

	TA Asset Allocation - Moderate Growth Initial Class Subaccount	TA Asset Allocation - Moderate Growth Service Class Subaccount	TA Barrow Hanley Dividend Focused Initial Class Subaccount	TA Barrow Hanley Dividend Focused Service Class Subaccount	TA BlackRock Tactical Allocation Service Class Subaccount
Net Assets as of December 31, 2015:	$147,997,224	$4,159,994	$67,896,107	$901,145	$5,183,059

Investment Income:
Reinvested Dividends	2,828,196	63,464	1,423,198	15,630	123,649
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,969,285	48,829	907,339	11,428	74,237

Net Investment Income (Loss)	858,911	14,635	515,859	4,202	49,412
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	7,606,520	196,729	—	—	179,929
Realized Gain (Loss) on Investments	1,764,457	106,598	4,545,543	65,176	(99,406)

Net Realized Capital Gains (Losses) on Investments	9,370,977	303,327	4,545,543	65,176	80,523
Net Change in Unrealized Appreciation (Depreciation)	(3,610,370)	(164,411)	3,057,633	36,802	53,435

Net Gain (Loss) on Investment	5,760,607	138,916	7,603,176	101,978	133,958
Net Increase (Decrease) in Net Assets Resulting from Operations	6,619,518	153,551	8,119,035	106,180	183,370

Increase (Decrease) in Net Assets from Contract Transactions	(19,242,000)	(781,148)	(8,730,631)	(151,818)	(93,918)

Total Increase (Decrease) in Net Assets	(12,622,482)	(627,597)	(611,596)	(45,638)	89,452

Net Assets as of December 31, 2016:	$135,374,742	$3,532,397	$67,284,511	$855,507	$5,272,511

Investment Income:
Reinvested Dividends	2,367,204	55,002	1,628,392	19,257	74,971
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,948,137	48,409	956,532	11,896	71,257

Net Investment Income (Loss)	419,067	6,593	671,860	7,361	3,714
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	4,590,464	122,730	—	—	84,767
Realized Gain (Loss) on Investments	3,204,952	141,285	4,525,276	41,269	(23,155)

Net Realized Capital Gains (Losses) on Investments	7,795,416	264,015	4,525,276	41,269	61,612
Net Change in Unrealized Appreciation (Depreciation)	14,861,371	325,134	4,357,701	72,856	434,129

Net Gain (Loss) on Investment	22,656,787	589,149	8,882,977	114,125	495,741
Net Increase (Decrease) in Net Assets Resulting from Operations	23,075,854	595,742	9,554,837	121,486	499,455

Increase (Decrease) in Net Assets from Contract Transactions	(17,436,672)	(535,606)	(6,093,839)	(39,391)	(763,893)

Total Increase (Decrease) in Net Assets	5,639,182	60,136	3,460,998	82,095	(264,438)

Net Assets as of December 31, 2017:	$141,013,924	$3,592,533	$70,745,509	$937,602	$5,008,073

See Accompanying Notes.

(1)	See Footnote 1

14

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017

	TA Clarion Global Real Estate Securities Initial Class Subaccount	TA Clarion Global Real Estate Securities Service Class Subaccount	TA International Moderate Growth Initial Class Subaccount	TA International Moderate Growth Service Class Subaccount	TA Janus Balanced Service Class Subaccount
Net Assets as of December 31, 2015:	$31,992,993	$556,162	$3,738,784	$36,813	$2,928,473

Investment Income:
Reinvested Dividends	532,656	7,730	69,441	461	31,406
Investment Expense:
Mortality and Expense Risk and Administrative Charges	423,826	7,434	46,952	358	40,577

Net Investment Income (Loss)	108,830	296	22,489	103	(9,171)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	26,085
Realized Gain (Loss) on Investments	733,419	12,286	50,527	(1,233)	111,602

Net Realized Capital Gains (Losses) on Investments	733,419	12,286	50,527	(1,233)	137,687
Net Change in Unrealized Appreciation (Depreciation)	(1,109,921)	(15,018)	(98,240)	674	(37,090)

Net Gain (Loss) on Investment	(376,502)	(2,732)	(47,713)	(559)	100,597
Net Increase (Decrease) in Net Assets Resulting from Operations	(267,672)	(2,436)	(25,224)	(456)	91,426

Increase (Decrease) in Net Assets from Contract Transactions	(3,442,164)	(60,068)	(641,671)	(12,675)	48,351

Total Increase (Decrease) in Net Assets	(3,709,836)	(62,504)	(666,895)	(13,131)	139,777

Net Assets as of December 31, 2016:	$28,283,157	$493,658	$3,071,889	$23,682	$3,068,250

Investment Income:
Reinvested Dividends	986,568	16,291	58,762	410	50,340
Investment Expense:
Mortality and Expense Risk and Administrative Charges	382,856	7,051	45,333	361	50,240

Net Investment Income (Loss)	603,712	9,240	13,429	49	100
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	17,683
Realized Gain (Loss) on Investments	721,223	4,017	83,101	666	127,409

Net Realized Capital Gains (Losses) on Investments	721,223	4,017	83,101	666	145,092
Net Change in Unrealized Appreciation (Depreciation)	1,206,109	33,080	492,666	3,773	373,198

Net Gain (Loss) on Investment	1,927,332	37,097	575,767	4,439	518,290
Net Increase (Decrease) in Net Assets Resulting from Operations	2,531,044	46,337	589,196	4,488	518,390

Increase (Decrease) in Net Assets from Contract Transactions	(3,955,726)	(16,071)	(293,321)	(7,598)	427,706

Total Increase (Decrease) in Net Assets	(1,424,682)	30,266	295,875	(3,110)	946,096

Net Assets as of December 31, 2017:	$26,858,475	$523,924	$3,367,764	$20,572	$4,014,346

See Accompanying Notes.

(1)	See Footnote 1

15

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017

	TA Janus Mid-Cap Growth Initial Class Subaccount	TA Janus Mid-Cap Growth Service Class Subaccount	TA Jennison Growth Initial Class Subaccount	TA Jennison Growth Service Class Subaccount	TA JPMorgan Core Bond Initial Class Subaccount
Net Assets as of December 31, 2015:	$112,766,072	$645,880	$30,864,413	$206,358	$40,527,063

Investment Income:
Reinvested Dividends	—	—	—	—	924,772
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,311,595	7,478	326,078	2,801	595,296

Net Investment Income (Loss)	(1,311,595)	(7,478)	(326,078)	(2,801)	329,476
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	9,118,291	54,012	3,996,568	36,829	—
Realized Gain (Loss) on Investments	(920,346)	(14,996)	208,355	1,443	179,667

Net Realized Capital Gains (Losses) on Investments	8,197,945	39,016	4,204,923	38,272	179,667
Net Change in Unrealized Appreciation (Depreciation)	(11,291,273)	(58,507)	(5,232,678)	(43,014)	(75,141)

Net Gain (Loss) on Investment	(3,093,328)	(19,491)	(1,027,755)	(4,742)	104,526
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,404,923)	(26,969)	(1,353,833)	(7,543)	434,002

Increase (Decrease) in Net Assets from Contract Transactions	(11,260,499)	(81,149)	(8,368,325)	2,676	(1,566,638)

Total Increase (Decrease) in Net Assets	(15,665,422)	(108,118)	(9,722,158)	(4,867)	(1,132,636)

Net Assets as of December 31, 2016:	$97,100,650	$537,762	$21,142,255	$201,491	$39,394,427

Investment Income:
Reinvested Dividends	107,344	—	1,584	—	1,151,875
Investment Expense:
Mortality and Expense Risk and Administrative Charges	1,387,906	8,007	332,727	3,052	537,407

Net Investment Income (Loss)	(1,280,562)	(8,007)	(331,143)	(3,052)	614,468
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	677,366	3,972	2,510,225	23,436	—
Realized Gain (Loss) on Investments	1,351,945	(1,318)	(247,639)	(9,686)	49,596

Net Realized Capital Gains (Losses) on Investments	2,029,311	2,654	2,262,586	13,750	49,596
Net Change in Unrealized Appreciation (Depreciation)	24,217,132	145,190	4,995,374	47,916	193,960

Net Gain (Loss) on Investment	26,246,443	147,844	7,257,960	61,666	243,556
Net Increase (Decrease) in Net Assets Resulting from Operations	24,965,881	139,837	6,926,817	58,614	858,024
Increase (Decrease) in Net Assets from Contract Transactions	(14,261,949)	(37,143)	(1,616,778)	(61,365)	(1,975,807)

Total Increase (Decrease) in Net Assets	10,703,932	102,694	5,310,039	(2,751)	(1,117,783)

Net Assets as of December 31, 2017:	$107,804,582	$640,456	$26,452,294	$198,740	$38,276,644

See Accompanying Notes.

(1)	See Footnote 1

16

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017

	TA JPMorgan Core Bond Service Class Subaccount	TA JPMorgan Enhanced Index Initial Class Subaccount	TA JPMorgan Enhanced Index Service Class Subaccount	TA JPMorgan Mid Cap Value Initial Class Subaccount	TA JPMorgan Mid Cap Value Service Class Subaccount
Net Assets as of December 31, 2015:	$434,627	$19,127,259	$171,937	$14,839,661	$166,628

Investment Income:
Reinvested Dividends	7,787	73,790	243	308,340	3,275
Investment Expense:
Mortality and Expense Risk and Administrative Charges	6,393	280,076	1,888	202,657	2,179

Net Investment Income (Loss)	1,394	(206,286)	(1,645)	105,683	1,096
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	403,325	3,056	2,301,410	27,388
Realized Gain (Loss) on Investments	2,246	(413,901)	4,892	695,265	1,911

Net Realized Capital Gains (Losses) on Investments	2,246	(10,576)	7,948	2,996,675	29,299
Net Change in Unrealized Appreciation (Depreciation)	(607)	1,607,873	5,311	(1,302,270)	(9,287)

Net Gain (Loss) on Investment	1,639	1,597,297	13,259	1,694,405	20,012
Net Increase (Decrease) in Net Assets Resulting from Operations	3,033	1,391,011	11,614	1,800,088	21,108

Increase (Decrease) in Net Assets from Contract Transactions	(9,443)	(2,915,545)	(48,803)	(1,488,939)	(3,837)

Total Increase (Decrease) in Net Assets	(6,410)	(1,524,534)	(37,189)	311,149	17,271

Net Assets as of December 31, 2016:	$428,217	$17,602,725	$134,748	$15,150,810	$183,899

Investment Income:
Reinvested Dividends	10,073	121,218	416	118,340	613
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,864	321,833	1,401	208,650	1,419

Net Investment Income (Loss)	4,209	(200,615)	(985)	(90,310)	(806)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	427,375	2,078	3,319,971	22,961
Realized Gain (Loss) on Investments	458	1,508,262	11,427	441,772	30,484

Net Realized Capital Gains (Losses) on Investments	458	1,935,637	13,505	3,761,743	53,445
Net Change in Unrealized Appreciation (Depreciation)	2,863	1,870,660	7,884	(1,955,889)	(38,606)

Net Gain (Loss) on Investment	3,321	3,806,297	21,389	1,805,854	14,839
Net Increase (Decrease) in Net Assets Resulting from Operations	7,530	3,605,682	20,404	1,715,544	14,033
Increase (Decrease) in Net Assets from Contract Transactions	(42,744)	1,760,318	(46,397)	(1,369,167)	(89,774)

Total Increase (Decrease) in Net Assets	(35,214)	5,366,000	(25,993)	346,377	(75,741)

Net Assets as of December 31, 2017:	$393,003	$22,968,725	$108,755	$15,497,187	$108,158

See Accompanying Notes.

(1)	See Footnote 1

17

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017

	TA JPMorgan Tactical Allocation Initial Class Subaccount	TA JPMorgan Tactical Allocation Service Class Subaccount	TA Managed Risk- Balanced ETF Service Class Subaccount	TA Managed Risk- Growth ETF Service Class Subaccount	TA MFS International Equity Initial Class Subaccount
Net Assets as of December 31, 2015:	$41,651,399	$480,000	$5,122,140	$4,796,510	$38,180,904

Investment Income:
Reinvested Dividends	552,172	5,445	84,143	74,964	522,149
Investment Expense:
Mortality and Expense Risk and Administrative Charges	556,390	6,377	74,426	66,714	497,882

Net Investment Income (Loss)	(4,218)	(932)	9,717	8,250	24,267
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	41,291	—	261,292
Realized Gain (Loss) on Investments	440,632	3,976	(50,051)	(104,707)	1,006,646

Net Realized Capital Gains (Losses) on Investments	440,632	3,976	(8,760)	(104,707)	1,267,938
Net Change in Unrealized Appreciation (Depreciation)	804,330	10,885	103,588	245,547	(1,914,119)

Net Gain (Loss) on Investment	1,244,962	14,861	94,828	140,840	(646,181)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,240,744	13,929	104,545	149,090	(621,914)

Increase (Decrease) in Net Assets from Contract Transactions	(5,154,741)	(24,257)	12,051	(267,282)	(3,443,373)

Total Increase (Decrease) in Net Assets	(3,913,997)	(10,328)	116,596	(118,192)	(4,065,287)

Net Assets as of December 31, 2016:	$37,737,402	$469,672	$5,238,736	$4,678,318	$34,115,617

Investment Income:
Reinvested Dividends	693,958	7,097	96,639	86,533	524,290
Investment Expense:
Mortality and Expense Risk and Administrative Charges	510,590	5,971	80,119	77,723	553,244

Net Investment Income (Loss)	183,368	1,126	16,520	8,810	(28,954)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	—	—
Realized Gain (Loss) on Investments	575,475	18,596	(3,539)	(55,777)	1,843,093

Net Realized Capital Gains (Losses) on Investments	575,475	18,596	(3,539)	(55,777)	1,843,093
Net Change in Unrealized Appreciation (Depreciation)	1,836,828	11,480	606,670	881,531	6,789,612

Net Gain (Loss) on Investment	2,412,303	30,076	603,131	825,754	8,632,705
Net Increase (Decrease) in Net Assets Resulting from Operations	2,595,671	31,202	619,651	834,564	8,603,751

Increase (Decrease) in Net Assets from Contract Transactions	(3,935,569)	(43,999)	73,757	202,858	(746,972)

Total Increase (Decrease) in Net Assets	(1,339,898)	(12,797)	693,408	1,037,422	7,856,779

Net Assets as of December 31, 2017:	$36,397,504	$456,875	$5,932,144	$5,715,740	$41,972,396

See Accompanying Notes.

(1)	See Footnote 1

18

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2015 and 2016

	TA MFS International Equity Service Class Subaccount	TA Morgan Stanley Capital Growth Initial Class Subaccount	TA Morgan Stanley Capital Growth Service Class Subaccount	TA Multi- Managed Balanced Initial Class Subaccount	TA Multi- Managed Balanced Service Class Subaccount
Net Assets as of December 31, 2015:	$376,671	$39,550,470	$136,600	$115,378,765	$664,276

Investment Income:
Reinvested Dividends	4,989	—	—	1,093,130	5,797
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,220	484,826	1,634	1,528,776	8,884

Net Investment Income (Loss)	(231)	(484,826)	(1,634)	(435,646)	(3,087)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	2,909	5,042,116	18,061	3,701,301	22,552
Realized Gain (Loss) on Investments	2,595	2,218,216	4,164	1,994,068	3,958

Net Realized Capital Gains (Losses) on Investments	5,504	7,260,332	22,225	5,695,369	26,510
Net Change in Unrealized Appreciation (Depreciation)	(9,643)	(8,318,240)	(25,916)	1,777,133	17,964

Net Gain (Loss) on Investment	(4,139)	(1,057,908)	(3,691)	7,472,502	44,474
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,370)	(1,542,734)	(5,325)	7,036,856	41,387

Increase (Decrease) in Net Assets from Contract Transactions	(8,573)	(6,782,119)	(20,574)	(9,949,555)	(24,390)

Total Increase (Decrease) in Net Assets	(12,943)	(8,324,853)	(25,899)	(2,912,699)	16,997

Net Assets as of December 31, 2016:	$363,728	$31,225,617	$110,701	$112,466,066	$681,273

Investment Income:
Reinvested Dividends	4,746	—	—	980,478	4,361
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,623	538,982	1,867	1,558,259	8,290

Net Investment Income (Loss)	(877)	(538,982)	(1,867)	(577,781)	(3,929)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	2,521,876	9,355	1,282,406	6,573
Realized Gain (Loss) on Investments	23,286	2,233,203	4,504	2,877,614	31,170

Net Realized Capital Gains (Losses) on Investments	23,286	4,755,079	13,859	4,160,020	37,743
Net Change in Unrealized Appreciation (Depreciation)	65,638	8,543,676	32,660	10,100,995	39,143

Net Gain (Loss) on Investment	88,924	13,298,755	46,519	14,261,015	76,886
Net Increase (Decrease) in Net Assets Resulting from Operations	88,047	12,759,773	44,652	13,683,234	72,957

Increase (Decrease) in Net Assets from Contract Transactions	(95,424)	(289,638)	(3,066)	(8,952,704)	(170,234)

Total Increase (Decrease) in Net Assets	(7,377)	12,470,135	41,586	4,730,530	(97,277)

Net Assets as of December 31, 2017:	$356,351	$43,695,752	$152,287	$117,196,596	$583,996

See Accompanying Notes.

(1)	See Footnote 1

19

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017

	TA PIMCO Tactical - Balanced Service Class Subaccount	TA PIMCO Tactical - Conservative Service Class Subaccount	TA PIMCO Tactical - Growth Service Class Subaccount	TA PIMCO Total Return Initial Class Subaccount	TA PIMCO Total Return Service Class Subaccount
Net Assets as of December 31, 2015:	$1,421,087	$812,699	$590,984	$42,614,585	$422,137

Investment Income:
Reinvested Dividends	3,588	3,735	—	917,536	6,074
Investment Expense:
Mortality and Expense Risk and Administrative Charges	17,725	13,169	8,085	573,389	4,443

Net Investment Income (Loss)	(14,137)	(9,434)	(8,085)	344,147	1,631
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	—	30,408	224
Realized Gain (Loss) on Investments	5,203	17,804	6,368	(617,612)	(8,359)

Net Realized Capital Gains (Losses) on Investments	5,203	17,804	6,368	(587,204)	(8,135)
Net Change in Unrealized Appreciation (Depreciation)	53,311	34,971	19,909	751,896	10,902

Net Gain (Loss) on Investment	58,514	52,775	26,277	164,692	2,767
Net Increase (Decrease) in Net Assets Resulting from Operations	44,377	43,341	18,192	508,839	4,398

Increase (Decrease) in Net Assets from Contract Transactions	(235,404)	58,287	(73,526)	(4,052,034)	(151,024)

Total Increase (Decrease) in Net Assets	(191,027)	101,628	(55,334)	(3,543,195)	(146,626)

Net Assets as of December 31, 2016:	$1,230,060	$914,327	$535,650	$39,071,390	$275,511

Investment Income:
Reinvested Dividends	3,851	17,981	2,256	—	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	16,982	17,276	8,048	548,250	4,062

Net Investment Income (Loss)	(13,131)	705	(5,792)	(548,250)	(4,062)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	63,133	43,918	17,753	378,434	2,851
Realized Gain (Loss) on Investments	11,740	28,575	28,271	(127,418)	(1,124)

Net Realized Capital Gains (Losses) on Investments	74,873	72,493	46,024	251,016	1,727
Net Change in Unrealized Appreciation (Depreciation)	67,805	30,140	29,697	1,559,147	11,201

Net Gain (Loss) on Investment	142,678	102,633	75,721	1,810,163	12,928
Net Increase (Decrease) in Net Assets Resulting from Operations	129,547	103,338	69,929	1,261,913	8,866

Increase (Decrease) in Net Assets from Contract Transactions	(72,417)	(141,991)	(8,125)	(3,924,465)	(19,186)

Total Increase (Decrease) in Net Assets	57,130	(38,653)	61,804	(2,662,552)	(10,320)

Net Assets as of December 31, 2017:	$1,287,190	$875,674	$597,454	$36,408,838	$265,191

See Accompanying Notes.

(1)	See Footnote 1

20

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017

	TA QS Investors Active Asset Allocation - Conservative Service Class Subaccount	TA QS Investors Active Asset Allocation - Moderate Growth Service Class Subaccount	TA Small/Mid Cap Value Initial Class Subaccount	TA Small/Mid Cap Value Service Class Subaccount	TA T. Rowe Price Small Cap Initial Class Subaccount
Net Assets as of December 31, 2015:	$862,222	$2,409,312	$80,029,700	$1,526,343	$34,501,014

Investment Income:
Reinvested Dividends	10,037	25,571	607,987	7,863	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	11,691	28,959	1,093,386	19,748	462,309

Net Investment Income (Loss)	(1,654)	(3,388)	(485,399)	(11,885)	(462,309)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	7,838,190	151,632	3,878,955
Realized Gain (Loss) on Investments	(2,618)	12,893	(348,653)	(12,624)	1,724,148

Net Realized Capital Gains (Losses) on Investments	(2,618)	12,893	7,489,537	139,008	5,603,103
Net Change in Unrealized Appreciation (Depreciation)	14,054	1,848	7,056,618	130,119	(2,520,022)

Net Gain (Loss) on Investment	11,436	14,741	14,546,155	269,127	3,083,081
Net Increase (Decrease) in Net Assets Resulting from Operations	9,782	11,353	14,060,756	257,242	2,620,772

Increase (Decrease) in Net Assets from Contract Transactions	(110,658)	(945,169)	(6,071,140)	(233,587)	(3,309,788)

Total Increase (Decrease) in Net Assets	(100,876)	(933,816)	7,989,616	23,655	(689,016)

Net Assets as of December 31, 2016:	$761,346	$1,475,496	$88,019,316	$1,549,998	$33,811,998

Investment Income:
Reinvested Dividends	13,437	19,134	1,003,828	15,001	—
Investment Expense:
Mortality and Expense Risk and Administrative Charges	11,241	20,387	1,245,307	21,435	510,791

Net Investment Income (Loss)	2,196	(1,253)	(241,479)	(6,434)	(510,791)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	—	—	7,817,606	141,575	2,075,219
Realized Gain (Loss) on Investments	3,910	(8,158)	1,427,780	10,941	2,134,071

Net Realized Capital Gains (Losses) on Investments	3,910	(8,158)	9,245,386	152,516	4,209,290
Net Change in Unrealized Appreciation (Depreciation)	68,268	267,368	2,595,577	58,466	2,891,803

Net Gain (Loss) on Investment	72,178	259,210	11,840,963	210,982	7,101,093
Net Increase (Decrease) in Net Assets Resulting from Operations	74,374	257,957	11,599,484	204,548	6,590,302

Increase (Decrease) in Net Assets from Contract Transactions	(51,694)	(277,838)	(9,069,135)	(99,864)	(3,035,842)

Total Increase (Decrease) in Net Assets	22,680	(19,881)	2,530,349	104,684	3,554,460

Net Assets as of December 31, 2017:	$784,026	$1,455,615	$90,549,665	$1,654,682	$37,366,458

See Accompanying Notes.

(1)	See Footnote 1

21

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Statement of Operations and Change in Net Assets

Years Ended December 31, 2016 and 2017

	TA T. Rowe Price Small Cap Service Class Subaccount	TA Torray Concentrated Growth Initial Class Subaccount	TA Torray Concentrated Growth Service Class Subaccount	TA WMC US Growth Initial Class Subaccount	TA WMC US Growth Service Class Subaccount
Net Assets as of December 31, 2015:	$320,094	$19,109,725	$96,025	$376,658,725	$1,512,969

Investment Income:
Reinvested Dividends	—	81,921	121	1,430,361	2,618
Investment Expense:
Mortality and Expense Risk and Administrative Charges	4,454	246,347	1,266	4,716,249	19,948

Net Investment Income (Loss)	(4,454)	(164,426)	(1,145)	(3,285,888)	(17,330)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	39,798	—	—	14,779,420	63,917
Realized Gain (Loss) on Investments	8,516	592,704	2,138	(512,059)	3,679

Net Realized Capital Gains (Losses) on Investments	48,314	592,704	2,138	14,267,361	67,596
Net Change in Unrealized Appreciation (Depreciation)	(15,730)	445,075	3,346	(6,144,054)	(32,610)

Net Gain (Loss) on Investment	32,584	1,037,779	5,484	8,123,307	34,986
Net Increase (Decrease) in Net Assets Resulting from Operations	28,130	873,353	4,339	4,837,419	17,656

Increase (Decrease) in Net Assets from Contract Transactions	(13,059)	(4,019,659)	(12,368)	(38,951,645)	(64,510)

Total Increase (Decrease) in Net Assets	15,071	(3,146,306)	(8,029)	(34,114,226)	(46,854)

Net Assets as of December 31, 2016:	$335,165	$15,963,419	$87,996	$342,544,499	$1,466,115

Investment Income:
Reinvested Dividends	—	69,163	152	1,567,479	3,257
Investment Expense:
Mortality and Expense Risk and Administrative Charges	5,145	251,280	1,413	4,936,468	21,299

Net Investment Income (Loss)	(5,145)	(182,117)	(1,261)	(3,368,989)	(18,042)
Increase (Decrease) in Net Assets from Operations:
Capital Gain Distributions	23,178	320,515	1,757	8,870,136	37,918
Realized Gain (Loss) on Investments	6,097	502,426	863	5,939,229	24,250

Net Realized Capital Gains (Losses) on Investments	29,275	822,941	2,620	14,809,365	62,168
Net Change in Unrealized Appreciation (Depreciation)	42,395	3,024,587	18,708	78,215,459	331,153

Net Gain (Loss) on Investment	71,670	3,847,528	21,328	93,024,824	393,321
Net Increase (Decrease) in Net Assets Resulting from Operations	66,525	3,665,411	20,067	89,655,835	375,279

Increase (Decrease) in Net Assets from Contract Transactions	(5,938)	(521,042)	(861)	(41,740,747)	(155,413)

Total Increase (Decrease) in Net Assets	60,587	3,144,369	19,206	47,915,088	219,866

Net Assets as of December 31, 2017:	$395,752	$19,107,788	$107,202	$390,459,587	$1,685,981

See Accompanying Notes.

(1)	See Footnote 1

22

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

1. Organization

WRL Series Annuity Account (the Separate Account) is a segregated investment account of Transamerica Premier Life Insurance Company (TPLIC), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940. TPLIC and the Separate Account are regulated by the Securities and Exchange Commission. The assets and liabilities of the Separate Account are clearly identified and distinguished from TPLIC’s other assets and liabilities. The Separate Account consists of multiple investment subaccounts. Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund. Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. Activity in these specified investment subaccounts is available to contract owners of WRL Freedom Attainer®, WRL Freedon Premier®, WRL Freedom Conqueror®, WRL Freedom Wealth Creator®, WRL Freedom Access®, WRL Freedom Enhancer®, WRL Freedom Bellwether®, and WRL Freedom Variable Annuity.

Subaccount Investment by Mutual Fund:

Subaccount	Mutual Fund
Access One Trust	Access One Trust
Access VP High Yield	Access VP High Yield
Fidelity® Variable Insurance Products Fund	Fidelity® Variable Insurance Products Fund
Fidelity® VIP Contrafund® Service Class 2	Fidelity® VIP Contrafund® Portfolio Service Class 2
Fidelity® VIP Equity-Income Service Class 2	Fidelity® VIP Equity-Income Portfolio Service Class 2
Fidelity® VIP Growth Opportunities Service Class 2	Fidelity® VIP Growth Opportunities Portfolio Service Class 2
Fidelity® VIP Index 500 Service Class 2	Fidelity® VIP Index 500 Portfolio Service Class 2
ProFunds	ProFunds
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Bull	ProFund VP Bull
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Falling U.S. Dollar	ProFund VP Falling U.S. Dollar
ProFund VP Financials	ProFund VP Financials
ProFund VP Government Money Market	ProFund VP Government Money Market
ProFund VP International	ProFund VP International
ProFund VP Japan	ProFund VP Japan
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value

23

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

1. Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
ProFunds	ProFunds
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP UltraSmall-Cap	ProFund VP UltraSmall-Cap
ProFund VP Utilities	ProFund VP Utilities
Transamerica Series Trust	Transamerica Series Trust
TA AB Dynamic Allocation Initial Class	Transamerica AB Dynamic Allocation VP Initial Class
TA AB Dynamic Allocation Service Class	Transamerica AB Dynamic Allocation VP Service Class
TA Aegon Government Money Market Initial Class	Transamerica Aegon Government Money Market VP Initial Class
TA Aegon Government Money Market Service Class	Transamerica Aegon Government Money Market VP Service Class
TA Aegon High Yield Bond Initial Class	Transamerica Aegon High Yield Bond VP Initial Class
TA Aegon High Yield Bond Service Class	Transamerica Aegon High Yield Bond VP Service Class
TA Aegon U.S. Government Securities Initial Class	Transamerica Aegon U.S. Government Securities VP Initial Class
TA Aegon U.S. Government Securities Service Class	Transamerica Aegon U.S. Government Securities VP Service Class
TA Asset Allocation - Conservative Initial Class	Transamerica Asset Allocation - Conservative VP Initial Class
TA Asset Allocation - Conservative Service Class	Transamerica Asset Allocation - Conservative VP Service Class
TA Asset Allocation - Growth Initial Class	Transamerica Asset Allocation - Growth VP Initial Class
TA Asset Allocation - Growth Service Class	Transamerica Asset Allocation - Growth VP Service Class
TA Asset Allocation - Moderate Initial Class	Transamerica Asset Allocation - Moderate VP Initial Class
TA Asset Allocation - Moderate Service Class	Transamerica Asset Allocation - Moderate VP Service Class
TA Asset Allocation - Moderate Growth Initial Class	Transamerica Asset Allocation - Moderate Growth VP Initial Class
TA Asset Allocation - Moderate Growth Service Class	Transamerica Asset Allocation - Moderate Growth VP Service Class
TA Barrow Hanley Dividend Focused Initial Class	Transamerica Barrow Hanley Dividend Focused VP Initial Class
TA Barrow Hanley Dividend Focused Service Class	Transamerica Barrow Hanley Dividend Focused VP Service Class
TA BlackRock Tactical Allocation Service Class	Transamerica BlackRock Tactical Allocation VP Service Class
TA Clarion Global Real Estate Securities Initial Class	Transamerica Clarion Global Real Estate Securities VP Initial Class
TA Clarion Global Real Estate Securities Service Class	Transamerica Clarion Global Real Estate Securities VP Service Class
TA International Moderate Growth Initial Class	Transamerica International Moderate Growth VP Initial Class
TA International Moderate Growth Service Class	Transamerica International Moderate Growth VP Service Class
TA Janus Balanced Service Class	Transamerica Janus Balanced VP Service Class
TA Janus Mid-Cap Growth Initial Class	Transamerica Janus Mid-Cap Growth VP Initial Class
TA Janus Mid-Cap Growth Service Class	Transamerica Janus Mid-Cap Growth VP Service Class
TA Jennison Growth Initial Class	Transamerica Jennison Growth VP Initial Class
TA Jennison Growth Service Class	Transamerica Jennison Growth VP Service Class
TA JPMorgan Core Bond Initial Class	Transamerica JPMorgan Core Bond VP Initial Class
TA JPMorgan Core Bond Service Class	Transamerica JPMorgan Core Bond VP Service Class
TA JPMorgan Enhanced Index Initial Class	Transamerica JPMorgan Enhanced Index VP Initial Class
TA JPMorgan Enhanced Index Service Class	Transamerica JPMorgan Enhanced Index VP Service Class
TA JPMorgan Mid Cap Value Initial Class	Transamerica JPMorgan Mid Cap Value VP Initial Class
TA JPMorgan Mid Cap Value Service Class	Transamerica JPMorgan Mid Cap Value VP Service Class
TA JPMorgan Tactical Allocation Initial Class	Transamerica JPMorgan Tactical Allocation VP Initial Class
TA JPMorgan Tactical Allocation Service Class	Transamerica JPMorgan Tactical Allocation VP Service Class
TA Managed Risk - Balanced ETF Service Class	Transamerica Managed Risk - Balanced ETF VP Service Class

24

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

1. Organization (continued)

Subaccount Investment by Mutual Fund:
Subaccount	Mutual Fund
Transamerica Series Trust	Transamerica Series Trust
TA Managed Risk - Growth ETF Service Class	Transamerica Managed Risk - Growth ETF VP Service Class
TA MFS International Equity Initial Class	Transamerica MFS International Equity VP Initial Class
TA MFS International Equity Service Class	Transamerica MFS International Equity VP Service Class
TA Morgan Stanley Capital Growth Initial Class	Transamerica Morgan Stanley Capital Growth VP Initial Class
TA Morgan Stanley Capital Growth Service Class	Transamerica Morgan Stanley Capital Growth VP Service Class
TA Multi-Managed Balanced Initial Class	Transamerica Multi-Managed Balanced VP Initial Class
TA Multi-Managed Balanced Service Class	Transamerica Multi-Managed Balanced VP Service Class
TA PIMCO Tactical - Balanced Service Class	Transamerica PIMCO Tactical - Balanced VP Service Class
TA PIMCO Tactical - Conservative Service Class	Transamerica PIMCO Tactical - Conservative VP Service Class
TA PIMCO Tactical - Growth Service Class	Transamerica PIMCO Tactical - Growth VP Service Class
TA PIMCO Total Return Initial Class	Transamerica PIMCO Total Return VP Initial Class
TA PIMCO Total Return Service Class	Transamerica PIMCO Total Return VP Service Class
TA QS Investors Active Asset Allocation - Conservative Service Class	Transamerica QS Investors Active Asset Allocation - Conservative VP Service Class
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Service Class
TA Small/Mid Cap Value Initial Class	Transamerica Small/Mid Cap Value VP Initial Class
TA Small/Mid Cap Value Service Class	Transamerica Small/Mid Cap Value VP Service Class
TA T. Rowe Price Small Cap Initial Class	Transamerica T. Rowe Price Small Cap VP Initial Class
TA T. Rowe Price Small Cap Service Class	Transamerica T. Rowe Price Small Cap VP Service Class
TA Torray Concentrated Growth Initial Class	Transamerica Torray Concentrated Growth VP Initial Class
TA Torray Concentrated Growth Service Class	Transamerica Torray Concentrated Growth VP Service Class
TA WMC US Growth Initial Class	Transamerica WMC US Growth VP Initial Class
TA WMC US Growth Service Class	Transamerica WMC US Growth VP Service Class
Each period reported on reflects a full twelve month period except as follows:
Subaccount	Inception Date
TA BlackRock Tactical Allocation Service Class	April 30, 2014

25

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

2. Summary of Significant Accounting Policies

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable annuity separate accounts registered as unit investment trusts. The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities. Actual results could differ from those estimates.

Investments

Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2017.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income

Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique.    The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:

Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.

Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets

b)	Quoted prices for identical or similar assets or liabilities in non-active markets

c)	Inputs other than quoted market prices that are observable

d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon published closing NAV per share and therefore are considered Level 1.

There were no transfers between Level 1, Level 2 and Level 3 during the year ended December 31, 2017.

26

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

3. Investments

The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2017 were as follows:

Subaccount	Purchases	Sales
Access VP High Yield	$810,046	$1,141,805
Fidelity® VIP Contrafund® Service Class 2	2,180,632	2,890,078
Fidelity® VIP Equity-Income Service Class 2	591,421	1,075,892
Fidelity® VIP Growth Opportunities Service Class 2	453,603	448,469
Fidelity® VIP Index 500 Service Class 2	1,653	1,861
ProFund VP Asia 30	1,632,823	819,769
ProFund VP Basic Materials	2,157,981	1,659,570
ProFund VP Bull	5,771,108	5,107,978
ProFund VP Consumer Services	1,008,394	1,240,439
ProFund VP Emerging Markets	5,504,981	2,303,502
ProFund VP Europe 30	831,535	1,075,026
ProFund VP Falling U.S. Dollar	115,752	126,431
ProFund VP Financials	1,775,553	1,405,819
ProFund VP Government Money Market	13,113,596	10,727,255
ProFund VP International	1,275,643	1,242,667
ProFund VP Japan	81,163	201,371
ProFund VP Mid-Cap	3,269,449	4,742,033
ProFund VP NASDAQ-100	5,641,140	4,847,419
ProFund VP Oil & Gas	285,089	1,895,444
ProFund VP Pharmaceuticals	644,642	1,960,192
ProFund VP Precious Metals	607,215	609,490
ProFund VP Short Emerging Markets	228,839	220,743
ProFund VP Short International	172,608	180,891
ProFund VP Short NASDAQ-100	316,531	298,536
ProFund VP Short Small-Cap	1,001,752	553,336
ProFund VP Small-Cap	3,294,461	3,879,000
ProFund VP Small-Cap Value	1,968,460	3,572,474
ProFund VP Telecommunications	404,832	1,985,191
ProFund VP U.S. Government Plus	459,183	1,586,417
ProFund VP UltraSmall-Cap	1,070,492	1,121,081
ProFund VP Utilities	968,028	2,629,017
TA AB Dynamic Allocation Initial Class	197,891	623,135
TA AB Dynamic Allocation Service Class	851	7,933
TA Aegon Government Money Market Initial Class	7,287,542	14,285,527
TA Aegon Government Money Market Service Class	32,631	56,213
TA Aegon High Yield Bond Initial Class	3,117,198	4,586,058

27

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

3. Investments (continued)

Subaccount	Purchases	Sales
TA Aegon High Yield Bond Service Class	$30,842	$31,837
TA Aegon U.S. Government Securities Initial Class	1,941,653	2,652,060
TA Aegon U.S. Government Securities Service Class	28,133	12,974
TA Asset Allocation - Conservative Initial Class	6,781,614	10,517,896
TA Asset Allocation - Conservative Service Class	181,482	94,719
TA Asset Allocation - Growth Initial Class	6,071,906	12,755,934
TA Asset Allocation - Growth Service Class	118,955	248,147
TA Asset Allocation - Moderate Initial Class	9,054,478	16,381,758
TA Asset Allocation - Moderate Service Class	177,825	195,559
TA Asset Allocation - Moderate Growth Initial Class	12,350,368	24,777,539
TA Asset Allocation - Moderate Growth Service Class	277,067	683,352
TA Barrow Hanley Dividend Focused Initial Class	5,664,306	11,086,275
TA Barrow Hanley Dividend Focused Service Class	100,085	132,117
TA BlackRock Tactical Allocation Service Class	270,467	945,880
TA Clarion Global Real Estate Securities Initial Class	3,236,558	6,588,567
TA Clarion Global Real Estate Securities Service Class	22,557	29,388
TA International Moderate Growth Initial Class	325,739	605,635
TA International Moderate Growth Service Class	1,324	8,872
TA Janus Balanced Service Class	1,108,005	662,519
TA Janus Mid-Cap Growth Initial Class	3,382,695	18,247,827
TA Janus Mid-Cap Growth Service Class	7,534	48,710
TA Jennison Growth Initial Class	5,581,606	5,019,304
TA Jennison Growth Service Class	67,447	108,428
TA JPMorgan Core Bond Initial Class	5,746,791	7,108,130
TA JPMorgan Core Bond Service Class	20,923	59,458
TA JPMorgan Enhanced Index Initial Class	9,219,144	7,232,063
TA JPMorgan Enhanced Index Service Class	4,693	49,997
TA JPMorgan Mid Cap Value Initial Class	3,572,986	1,712,492
TA JPMorgan Mid Cap Value Service Class	23,574	91,195
TA JPMorgan Tactical Allocation Initial Class	2,044,325	5,796,525
TA JPMorgan Tactical Allocation Service Class	149,094	191,968
TA Managed Risk - Balanced ETF Service Class	808,380	718,102
TA Managed Risk - Growth ETF Service Class	1,186,942	975,270
TA MFS International Equity Initial Class	6,673,549	7,449,471
TA MFS International Equity Service Class	18,111	114,412
TA Morgan Stanley Capital Growth Initial Class	10,035,321	8,342,063

28

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

3. Investments (continued)

Subaccount	Purchases	Sales
TA Morgan Stanley Capital Growth Service Class	$28,583	$24,161
TA Multi-Managed Balanced Initial Class	6,458,003	14,706,093
TA Multi-Managed Balanced Service Class	24,217	191,806
TA PIMCO Tactical - Balanced Service Class	113,235	135,654
TA PIMCO Tactical - Conservative Service Class	870,631	967,998
TA PIMCO Tactical - Growth Service Class	229,665	225,829
TA PIMCO Total Return Initial Class	4,743,802	8,838,069
TA PIMCO Total Return Service Class	22,807	43,204
TA QS Investors Active Asset Allocation - Conservative Service Class	14,285	63,782
TA QS Investors Active Asset Allocation - Moderate Growth Service Class	28,429	307,519
TA Small/Mid Cap Value Initial Class	15,783,539	17,276,552
TA Small/Mid Cap Value Service Class	188,826	153,547
TA T. Rowe Price Small Cap Initial Class	7,250,430	8,721,835
TA T. Rowe Price Small Cap Service Class	42,856	30,763
TA Torray Concentrated Growth Initial Class	2,151,026	2,533,680
TA Torray Concentrated Growth Service Class	2,748	3,116
TA WMC US Growth Initial Class	15,227,990	51,467,523
TA WMC US Growth Service Class	51,756	187,293

29

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Units

The change in units outstanding were as follows:

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Access VP High Yield	36,468	(65,384)	(28,916)	81,545	(64,974)	16,571
Fidelity® VIP Contrafund® Service Class 2	33,303	(112,141)	(78,838)	16,690	(164,206)	(147,516)
Fidelity® VIP Equity-Income Service Class 2	16,422	(47,971)	(31,549)	12,071	(69,472)	(57,401)
Fidelity® VIP Growth Opportunities Service Class 2	3,042	(24,746)	(21,704)	3,559	(20,012)	(16,453)
Fidelity® VIP Index 500 Service Class 2	—	(19)	(19)	1,267	(12,395)	(11,128)
ProFund VP Asia 30	179,068	(87,724)	91,344	38,218	(105,327)	(67,109)
ProFund VP Basic Materials	175,544	(132,861)	42,683	133,731	(134,379)	(648)
ProFund VP Bull	326,971	(293,744)	33,227	591,040	(653,974)	(62,934)
ProFund VP Consumer Services	49,044	(58,315)	(9,271)	70,892	(157,353)	(86,461)
ProFund VP Emerging Markets	734,237	(284,398)	449,839	660,336	(605,937)	54,399
ProFund VP Europe 30	80,579	(114,214)	(33,635)	202,155	(213,787)	(11,632)
ProFund VP Falling U.S. Dollar	17,824	(18,778)	(954)	2,915	(10,980)	(8,065)
ProFund VP Financials	191,214	(149,069)	42,145	183,738	(134,341)	49,397
ProFund VP Government Money Market	1,429,842	(1,160,575)	269,267	2,215,030	(2,572,834)	(357,804)
ProFund VP International	142,619	(133,310)	9,309	287,381	(248,541)	38,840
ProFund VP Japan	7,068	(20,833)	(13,765)	32,474	(61,110)	(28,636)
ProFund VP Mid-Cap	172,290	(300,049)	(127,759)	350,169	(293,544)	56,625
ProFund VP NASDAQ-100	205,364	(164,600)	40,764	213,454	(240,275)	(26,821)
ProFund VP Oil & Gas	30,116	(225,603)	(195,487)	226,474	(124,278)	102,196
ProFund VP Pharmaceuticals	33,277	(107,123)	(73,846)	109,446	(195,994)	(86,548)
ProFund VP Precious Metals	129,471	(123,513)	5,958	853,481	(791,371)	62,110
ProFund VP Short Emerging Markets	84,292	(76,778)	7,514	236,861	(403,550)	(166,689)
ProFund VP Short International	47,401	(49,705)	(2,304)	156,835	(161,116)	(4,281)
ProFund VP Short NASDAQ-100	191,504	(181,554)	9,950	684,588	(625,938)	58,650
ProFund VP Short Small-Cap	613,099	(347,444)	265,655	520,153	(308,423)	211,730
ProFund VP Small-Cap	182,483	(233,440)	(50,957)	172,138	(175,160)	(3,022)
ProFund VP Small-Cap Value	121,956	(229,430)	(107,474)	320,764	(152,750)	168,014

30

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Telecommunications	24,215	(181,485)	(157,270)	270,881	(169,036)	101,845
ProFund VP U.S. Government Plus	27,997	(97,631)	(69,634)	121,638	(70,212)	51,426
ProFund VP UltraSmall-Cap	52,945	(76,303)	(23,358)	218,768	(245,308)	(26,540)
ProFund VP Utilities	52,583	(176,467)	(123,884)	327,819	(199,754)	128,065
TA AB Dynamic Allocation Initial Class	10,004	(35,716)	(25,712)	13,556	(59,548)	(45,992)
TA AB Dynamic Allocation Service Class	8	(423)	(415)	1,531	(3,756)	(2,225)
TA Aegon Government Money Market Initial Class	609,821	(1,132,162)	(522,341)	1,310,796	(1,558,938)	(248,142)
TA Aegon Government Money Market Service Class	3,385	(5,276)	(1,891)	24,693	(24,745)	(52)
TA Aegon High Yield Bond Initial Class	116,289	(205,829)	(89,540)	289,503	(320,231)	(30,728)
TA Aegon High Yield Bond Service Class	929	(1,424)	(495)	2,827	(3,914)	(1,087)
TA Aegon U.S. Government Securities Initial Class	85,540	(187,460)	(101,920)	213,738	(259,571)	(45,833)
TA Aegon U.S. Government Securities Service Class	1,371	(924)	447	1,840	(3,967)	(2,127)
TA Asset Allocation—Conservative Initial Class	338,452	(600,312)	(261,860)	326,575	(758,169)	(431,594)
TA Asset Allocation—Conservative Service Class	8,282	(4,589)	3,693	456	(17,523)	(17,067)
TA Asset Allocation—Growth Initial Class	184,279	(600,495)	(416,216)	164,287	(667,848)	(503,561)
TA Asset Allocation—Growth Service Class	1,621	(9,281)	(7,660)	2,411	(16,543)	(14,132)
TA Asset Allocation—Moderate Initial Class	341,516	(850,269)	(508,753)	244,819	(1,162,096)	(917,277)
TA Asset Allocation—Moderate Service Class	4,346	(8,251)	(3,905)	2,246	(29,566)	(27,320)
TA Asset Allocation—Moderate Growth Initial Class	327,574	(1,201,014)	(873,440)	341,952	(1,450,883)	(1,108,931)
TA Asset Allocation—Moderate Growth Service Class	4,891	(28,725)	(23,834)	2,849	(43,816)	(40,967)
TA Barrow Hanley Dividend Focused Initial Class	150,714	(317,240)	(166,526)	154,064	(440,675)	(286,611)
TA Barrow Hanley Dividend Focused Service Class	3,088	(4,332)	(1,244)	2,674	(8,863)	(6,189)
TA BlackRock Tactical Allocation Service Class	9,958	(78,662)	(68,704)	104,694	(113,241)	(8,547)
TA Clarion Global Real Estate Securities Initial Class	103,666	(219,315)	(115,649)	95,924	(195,099)	(99,175)
TA Clarion Global Real Estate Securities Service Class	279	(873)	(594)	1,057	(3,304)	(2,247)
TA International Moderate Growth Initial Class	23,912	(49,680)	(25,768)	39,725	(102,734)	(63,009)
TA International Moderate Growth Service Class	86	(750)	(664)	126	(1,456)	(1,330)

31

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA Janus Balanced Service Class	802,180	(459,187)	342,993	679,990	(631,952)	48,038
TA Janus Mid-Cap Growth Initial Class	96,621	(410,601)	(313,980)	193,063	(454,381)	(261,318)
TA Janus Mid-Cap Growth Service Class	171	(1,623)	(1,452)	476	(4,184)	(3,708)
TA Jennison Growth Initial Class	136,632	(217,548)	(80,916)	259,670	(735,522)	(475,852)
TA Jennison Growth Service Class	2,071	(4,985)	(2,914)	2,288	(2,141)	147
TA JPMorgan Core Bond Initial Class	230,549	(287,318)	(56,769)	407,944	(439,431)	(31,487)
TA JPMorgan Core Bond Service Class	782	(3,610)	(2,828)	4,896	(5,499)	(603)
TA JPMorgan Enhanced Index Initial Class	373,515	(297,012)	76,503	240,611	(394,361)	(153,750)
TA JPMorgan Enhanced Index Service Class	85	(1,808)	(1,723)	850	(3,106)	(2,256)
TA JPMorgan Mid Cap Value Initial Class	6,398	(44,679)	(38,281)	20,607	(68,266)	(47,659)
TA JPMorgan Mid Cap Value Service Class	—	(2,572)	(2,572)	—	(122)	(122)
TA JPMorgan Tactical Allocation Initial Class	77,503	(194,824)	(117,321)	50,722	(204,326)	(153,604)
TA JPMorgan Tactical Allocation Service Class	9,070	(11,948)	(2,878)	1,067	(2,676)	(1,609)
TA Managed Risk—Balanced ETF Service Class	54,736	(50,015)	4,721	50,765	(50,863)	(98)
TA Managed Risk—Growth ETF Service Class	85,536	(68,086)	17,450	37,528	(59,504)	(21,976)
TA MFS International Equity Initial Class	408,091	(439,415)	(31,324)	290,722	(537,303)	(246,581)
TA MFS International Equity Service Class	562	(4,464)	(3,902)	3,445	(3,713)	(268)
TA Morgan Stanley Capital Growth Initial Class	215,480	(231,059)	(15,579)	89,215	(325,911)	(236,696)
TA Morgan Stanley Capital Growth Service Class	595	(698)	(103)	335	(1,087)	(752)
TA Multi-Managed Balanced Initial Class	197,388	(555,936)	(358,548)	175,920	(622,515)	(446,595)
TA Multi-Managed Balanced Service Class	555	(7,368)	(6,813)	782	(1,832)	(1,050)
TA PIMCO Tactical—Balanced Service Class	42,051	(102,899)	(60,848)	237,830	(466,549)	(228,719)
TA PIMCO Tactical—Conservative Service Class	760,734	(867,592)	(106,858)	662,177	(591,886)	70,291
TA PIMCO Tactical—Growth Service Class	148,686	(140,036)	8,650	5,633	(72,967)	(67,334)
TA PIMCO Total Return Initial Class	319,509	(556,789)	(237,280)	570,654	(817,242)	(246,588)
TA PIMCO Total Return Service Class	1,409	(2,644)	(1,235)	727	(11,117)	(10,390)
TA QS Investors Active Asset Allocation—Conservative Service Class	81	(4,513)	(4,432)	116	(10,094)	(9,978)

32

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Units (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	827	(21,978)	(21,151)	9,625	(90,438)	(80,813)
TA Small/Mid Cap Value Initial Class	247,901	(497,550)	(249,649)	231,883	(463,952)	(232,069)
TA Small/Mid Cap Value Service Class	986	(3,828)	(2,842)	1,729	(9,868)	(8,139)
TA T. Rowe Price Small Cap Initial Class	201,636	(288,641)	(87,005)	203,696	(342,514)	(138,818)
TA T. Rowe Price Small Cap Service Class	509	(691)	(182)	994	(1,397)	(403)
TA Torray Concentrated Growth Initial Class	68,822	(85,915)	(17,093)	23,247	(190,216)	(166,969)
TA Torray Concentrated Growth Service Class	35	(59)	(24)	3	(524)	(521)
TA WMC US Growth Initial Class	216,206	(1,803,939)	(1,587,733)	127,799	(1,855,388)	(1,727,589)
TA WMC US Growth Service Class	450	(6,205)	(5,755)	1,574	(4,198)	(2,624)

33

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
Access VP High Yield	$606,556	$(1,104,421)	$(497,865)	$1,326,425	$(1,060,647)	$265,778
Fidelity® VIP Contrafund® Service Class 2	719,507	(2,588,029)	(1,868,522)	328,161	(3,332,516)	(3,004,355)
Fidelity® VIP Equity-Income Service Class 2	319,859	(982,917)	(663,058)	208,006	(1,260,066)	(1,052,060)
Fidelity® VIP Growth Opportunities Service Class 2	58,918	(406,884)	(347,966)	47,390	(276,703)	(229,313)
Fidelity® VIP Index 500 Service Class 2	—	(437)	(437)	24,318	(242,044)	(217,726)
ProFund VP Asia 30	1,574,535	(798,331)	776,204	308,719	(771,003)	(462,284)
ProFund VP Basic Materials	2,150,548	(1,622,746)	527,802	1,420,177	(1,396,618)	23,559
ProFund VP Bull	5,566,169	(4,995,434)	570,735	8,444,953	(9,523,080)	(1,078,127)
ProFund VP Consumer Services	1,028,776	(1,206,936)	(178,160)	1,286,959	(2,978,696)	(1,691,737)
ProFund VP Emerging Markets	5,503,184	(2,197,372)	3,305,812	4,331,319	(3,712,870)	618,449
ProFund VP Europe 30	813,389	(1,058,784)	(245,395)	1,519,550	(1,507,115)	12,435
ProFund VP Falling U.S. Dollar	115,785	(125,599)	(9,814)	19,741	(73,376)	(53,635)
ProFund VP Financials	1,774,608	(1,366,585)	408,023	1,543,210	(1,000,660)	542,550
ProFund VP Government Money Market	13,153,938	(10,659,503)	2,494,435	20,716,174	(24,032,259)	(3,316,085)
ProFund VP International	1,280,024	(1,206,370)	73,654	1,985,401	(1,723,522)	261,879
ProFund VP Japan	86,185	(199,136)	(112,951)	233,578	(440,750)	(207,172)
ProFund VP Mid-Cap	2,678,523	(4,703,253)	(2,024,730)	4,971,071	(4,026,560)	944,511
ProFund VP NASDAQ-100	5,631,244	(4,730,629)	900,615	4,994,767	(5,656,690)	(661,923)
ProFund VP Oil & Gas	261,294	(1,861,997)	(1,600,703)	1,822,790	(996,490)	826,300
ProFund VP Pharmaceuticals	596,842	(1,903,858)	(1,307,016)	1,892,163	(3,418,921)	(1,526,758)
ProFund VP Precious Metals	611,329	(577,326)	34,003	4,392,344	(3,686,828)	705,516
ProFund VP Short Emerging Markets	230,684	(221,025)	9,659	977,381	(1,529,968)	(552,587)
ProFund VP Short International	172,628	(180,428)	(7,800)	744,532	(740,276)	4,256
ProFund VP Short NASDAQ-100	316,882	(294,125)	22,757	1,473,863	(1,326,250)	147,613
ProFund VP Short Small-Cap	1,002,173	(541,805)	460,368	1,128,058	(659,069)	468,989
ProFund VP Small-Cap	3,114,067	(3,851,619)	(737,552)	2,603,886	(2,477,444)	126,442
ProFund VP Small-Cap Value	1,964,886	(3,545,001)	(1,580,115)	4,603,474	(2,022,790)	2,580,684

34

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
ProFund VP Telecommunications	$280,271	$(1,964,552)	$(1,684,281)	$2,929,113	$(1,830,961)	$1,098,152
ProFund VP U.S. Government Plus	456,025	(1,570,954)	(1,114,929)	2,256,167	(1,255,015)	1,001,152
ProFund VP UltraSmall-Cap	813,172	(1,090,060)	(276,888)	2,582,759	(2,609,309)	(26,550)
ProFund VP Utilities	780,747	(2,576,880)	(1,796,133)	4,555,905	(2,755,507)	1,800,398
TA AB Dynamic Allocation Initial Class	150,211	(585,086)	(434,875)	221,680	(970,004)	(748,324)
TA AB Dynamic Allocation Service Class	136	(7,295)	(7,159)	25,080	(62,552)	(37,472)
TA Aegon Government Money Market Initial Class	7,413,139	(13,982,116)	(6,568,977)	17,508,838	(20,790,542)	(3,281,704)
TA Aegon Government Money Market Service Class	32,623	(51,080)	(18,457)	243,002	(243,150)	(148)
TA Aegon High Yield Bond Initial Class	2,510,734	(4,462,688)	(1,951,954)	5,774,714	(6,312,816)	(538,102)
TA Aegon High Yield Bond Service Class	19,712	(29,221)	(9,509)	54,862	(71,671)	(16,809)
TA Aegon U.S. Government Securities Initial Class	1,149,433	(2,565,264)	(1,415,831)	3,066,630	(3,696,607)	(629,977)
TA Aegon U.S. Government Securities Service Class	16,785	(11,603)	5,182	23,992	(52,481)	(28,489)
TA Asset Allocation—Conservative Initial Class	5,032,060	(9,884,497)	(4,852,437)	5,241,822	(12,186,652)	(6,944,830)
TA Asset Allocation—Conservative Service Class	150,945	(83,017)	67,928	7,723	(291,166)	(283,443)
TA Asset Allocation—Growth Initial Class	3,321,090	(11,719,189)	(8,398,099)	2,757,952	(11,351,876)	(8,593,924)
TA Asset Allocation—Growth Service Class	38,220	(219,527)	(181,307)	48,135	(325,300)	(277,165)
TA Asset Allocation—Moderate Initial Class	5,135,324	(15,093,806)	(9,958,482)	3,888,498	(19,593,260)	(15,704,762)
TA Asset Allocation—Moderate Service Class	91,488	(167,108)	(75,620)	41,161	(542,690)	(501,529)
TA Asset Allocation—Moderate Growth Initial Class	5,466,255	(22,902,927)	(17,436,672)	5,743,587	(24,985,587)	(19,242,000)
TA Asset Allocation—Moderate Growth Service Class	104,756	(640,362)	(535,606)	55,428	(836,576)	(781,148)
TA Barrow Hanley Dividend Focused Initial Class	4,193,490	(10,287,329)	(6,093,839)	4,274,878	(13,005,509)	(8,730,631)
TA Barrow Hanley Dividend Focused Service Class	81,369	(120,760)	(39,391)	61,553	(213,371)	(151,818)
TA BlackRock Tactical Allocation Service Class	111,801	(875,694)	(763,893)	1,065,550	(1,159,468)	(93,918)
TA Clarion Global Real Estate Securities Initial Class	2,296,863	(6,252,589)	(3,955,726)	2,851,673	(6,293,837)	(3,442,164)
TA Clarion Global Real Estate Securities Service Class	7,365	(23,436)	(16,071)	27,700	(87,768)	(60,068)
TA International Moderate Growth Initial Class	274,116	(567,437)	(293,321)	410,389	(1,052,060)	(641,671)
TA International Moderate Growth Service Class	916	(8,514)	(7,598)	1,253	(13,928)	(12,675)

35

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA Janus Balanced Service Class	$1,043,590	$(615,884)	$427,706	$806,206	$(757,855)	$48,351
TA Janus Mid-Cap Growth Initial Class	2,691,449	(16,953,398)	(14,261,949)	4,329,491	(15,589,990)	(11,260,499)
TA Janus Mid-Cap Growth Service Class	4,266	(41,409)	(37,143)	10,214	(91,363)	(81,149)
TA Jennison Growth Initial Class	3,078,544	(4,695,322)	(1,616,778)	4,683,873	(13,052,198)	(8,368,325)
TA Jennison Growth Service Class	44,074	(105,439)	(61,365)	39,177	(36,501)	2,676
TA JPMorgan Core Bond Initial Class	4,711,861	(6,687,668)	(1,975,807)	10,788,238	(12,354,876)	(1,566,638)
TA JPMorgan Core Bond Service Class	11,137	(53,881)	(42,744)	72,713	(82,156)	(9,443)
TA JPMorgan Enhanced Index Initial Class	8,856,462	(7,096,144)	1,760,318	4,841,168	(7,756,713)	(2,915,545)
TA JPMorgan Enhanced Index Service Class	2,257	(48,654)	(46,397)	19,289	(68,092)	(48,803)
TA JPMorgan Mid Cap Value Initial Class	136,393	(1,505,560)	(1,369,167)	658,681	(2,147,620)	(1,488,939)
TA JPMorgan Mid Cap Value Service Class	—	(89,774)	(89,774)	1	(3,838)	(3,837)
TA JPMorgan Tactical Allocation Initial Class	1,432,435	(5,368,004)	(3,935,569)	1,365,871	(6,520,612)	(5,154,741)
TA JPMorgan Tactical Allocation Service Class	142,530	(186,529)	(43,999)	15,662	(39,919)	(24,257)
TA Managed Risk—Balanced ETF Service Class	712,518	(638,761)	73,757	619,278	(607,227)	12,051
TA Managed Risk—Growth ETF Service Class	1,101,809	(898,951)	202,858	439,576	(706,858)	(267,282)
TA MFS International Equity Initial Class	6,227,834	(6,974,806)	(746,972)	4,002,186	(7,445,559)	(3,443,373)
TA MFS International Equity Service Class	13,649	(109,073)	(95,424)	65,506	(74,079)	(8,573)
TA Morgan Stanley Capital Growth Initial Class	7,575,749	(7,865,387)	(289,638)	2,237,270	(9,019,389)	(6,782,119)
TA Morgan Stanley Capital Growth Service Class	19,317	(22,383)	(3,066)	8,848	(29,422)	(20,574)
TA Multi-Managed Balanced Initial Class	4,421,848	(13,374,552)	(8,952,704)	3,811,656	(13,761,211)	(9,949,555)
TA Multi-Managed Balanced Service Class	13,662	(183,896)	(170,234)	16,851	(41,241)	(24,390)
TA PIMCO Tactical—Balanced Service Class	46,668	(119,085)	(72,417)	256,082	(491,486)	(235,404)
TA PIMCO Tactical—Conservative Service Class	809,485	(951,476)	(141,991)	666,892	(608,605)	58,287
TA PIMCO Tactical—Growth Service Class	209,702	(217,827)	(8,125)	12,502	(86,028)	(73,526)
TA PIMCO Total Return Initial Class	4,506,646	(8,431,111)	(3,924,465)	8,995,328	(13,047,362)	(4,052,034)
TA PIMCO Total Return Service Class	20,049	(39,235)	(19,186)	10,512	(161,536)	(151,024)

36

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

4. Change in Unit Dollars (continued)

	Year Ended December 31, 2017			Year Ended December 31, 2016
Subaccount	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)	Units Purchased in Dollars	Units Redeemed and Transferred to/from in Dollars	Dollar Net Increase (Decrease)
TA QS Investors Active Asset Allocation—Conservative Service Class	$913	$(52,607)	$(51,694)	$1,271	$(111,929)	$(110,658)
TA QS Investors Active Asset Allocation—Moderate Growth Service Class	10,685	(288,523)	(277,838)	113,566	(1,058,735)	(945,169)
TA Small/Mid Cap Value Initial Class	7,206,370	(16,275,505)	(9,069,135)	6,764,671	(12,835,811)	(6,071,140)
TA Small/Mid Cap Value Service Class	34,156	(134,020)	(99,864)	46,406	(279,993)	(233,587)
TA T. Rowe Price Small Cap Initial Class	5,271,573	(8,307,415)	(3,035,842)	5,189,193	(8,498,981)	(3,309,788)
TA T. Rowe Price Small Cap Service Class	19,970	(25,908)	(5,938)	31,271	(44,330)	(13,059)
TA Torray Concentrated Growth Initial Class	1,779,219	(2,300,261)	(521,042)	549,592	(4,569,251)	(4,019,659)
TA Torray Concentrated Growth Service Class	869	(1,730)	(861)	75	(12,443)	(12,368)
TA WMC US Growth Initial Class	5,053,899	(46,794,646)	(41,740,747)	2,667,198	(41,618,843)	(38,951,645)
TA WMC US Growth Service Class	11,660	(167,073)	(155,413)	37,428	(101,938)	(64,510)

37

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

5. Financial Highlights

The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner’s account balance. These charges are discussed in more detail in the individual’s policy. Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Access VP High Yield
12/31/2017	143,868	$17.85	to	$10.23	$2,510,865	3.68%	1.25%	to	2.50%	3.50%	to	2.25%
12/31/2016	172,784	17.24	to	11.83	2,916,776	3.07	1.25	to	2.50	7.66	to	6.35
12/31/2015	156,213	16.02	to	11.12	2,456,583	4.12	1.25	to	2.50	(1.08)	to	(2.29)
12/31/2014	215,495	16.19	to	11.38	3,430,854	3.56	1.25	to	2.50	1.08	to	(0.16)
12/31/2013	231,376	16.02	to	11.40	3,659,857	2.61	1.25	to	2.50	8.66	to	7.34
Fidelity® VIP Contrafund® Service Class 2
12/31/2017	975,304	26.60	to	11.69	25,210,827	0.77	1.25	to	2.50	20.09	to	18.63
12/31/2016	1,054,142	22.15	to	14.66	22,732,324	0.60	1.25	to	2.50	6.40	to	5.11
12/31/2015	1,201,658	20.81	to	13.95	24,392,067	0.76	1.25	to	2.50	(0.82)	to	(2.03)
12/31/2014	1,374,405	20.99	to	14.24	28,164,583	0.72	1.25	to	2.50	10.28	to	8.93
12/31/2013	1,509,718	19.03	to	13.07	28,097,273	0.81	1.25	to	2.50	29.34	to	27.76
Fidelity® VIP Equity-Income Service Class 2
12/31/2017	369,978	22.88	to	10.87	8,214,903	1.50	1.25	to	2.50	11.26	to	9.91
12/31/2016	401,527	20.56	to	17.81	8,031,081	2.07	1.25	to	2.50	16.26	to	14.85
12/31/2015	458,928	17.69	to	15.51	7,915,041	2.80	1.25	to	2.50	(5.42)	to	(6.57)
12/31/2014	543,547	18.70	to	16.60	9,924,215	2.52	1.25	to	2.50	7.14	to	5.83
12/31/2013	636,126	17.46	to	15.68	10,859,970	2.19	1.25	to	2.50	26.25	to	24.71
Fidelity® VIP Growth Opportunities Service Class 2
12/31/2017	172,501	19.09	to	13.00	3,209,856	0.11	1.25	to	2.50	32.53	to	30.92
12/31/2016	194,205	14.40	to	16.22	2,733,979	0.05	1.25	to	2.50	(1.17)	to	(2.37)
12/31/2015	210,658	14.57	to	16.61	3,007,997	0.00	1.25	to	2.50	4.04	to	2.77
12/31/2014	239,362	14.01	to	16.16	3,288,365	0.01	1.25	to	2.50	10.57	to	9.22
12/31/2013	294,968	12.67	to	14.80	3,671,822	0.05	1.25	to	2.50	35.84	to	34.19
Fidelity® VIP Index 500 Service Class 2
12/31/2017	3,802	25.41	to	24.08	93,353	1.61	1.40	to	1.80	19.74	to	19.27
12/31/2016	3,821	21.23	to	20.19	78,548	0.54	1.40	to	1.80	10.05	to	9.61
12/31/2015	14,949	19.29	to	18.42	275,623	1.80	1.40	to	1.80	(0.31)	to	(0.71)
12/31/2014	15,092	19.35	to	18.55	280,003	1.39	1.40	to	1.80	11.72	to	11.29
12/31/2013	16,813	17.32	to	16.67	280,409	1.59	1.40	to	1.80	30.09	to	29.58
ProFund VP Asia 30
12/31/2017	207,993	10.31	to	11.66	2,109,116	—	1.25	to	2.50	31.24	to	29.65
12/31/2016	116,649	7.86	to	9.00	905,298	1.01	1.25	to	2.50	(0.60)	to	(1.81)
12/31/2015	183,758	7.91	to	9.16	1,432,518	0.30	1.25	to	2.50	(10.50)	to	(11.59)
12/31/2014	243,824	8.83	to	10.36	2,126,480	0.08	1.25	to	2.50	(2.78)	to	(3.97)
12/31/2013	345,193	9.09	to	10.79	3,096,828	0.06	1.25	to	2.50	13.55	to	12.17
ProFund VP Basic Materials
12/31/2017	238,029	13.81	to	11.55	3,239,102	0.38	1.25	to	2.50	21.44	to	19.97
12/31/2016	195,346	11.37	to	10.66	2,190,575	0.41	1.25	to	2.50	17.03	to	15.61
12/31/2015	195,994	9.72	to	9.22	1,879,897	0.64	1.25	to	2.50	(14.99)	to	(16.02)
12/31/2014	287,987	11.43	to	10.98	3,251,674	0.55	1.25	to	2.50	0.43	to	(0.79)
12/31/2013	289,506	11.38	to	11.07	3,264,181	0.97	1.25	to	2.50	16.97	to	15.54
ProFund VP Bull
12/31/2017	504,799	19.33	to	16.78	9,444,133	—	1.25	to	2.65	17.87	to	16.27
12/31/2016	471,572	16.40	to	14.43	7,499,368	—	1.25	to	2.65	8.31	to	6.84
12/31/2015	534,506	15.14	to	13.51	7,900,288	—	1.25	to	2.65	(1.69)	to	(2.89)
12/31/2014	955,575	15.40	to	13.91	14,423,674	—	1.25	to	2.50	10.09	to	8.75
12/31/2013	757,362	13.99	to	12.79	10,421,295	—	1.25	to	2.50	28.15	to	26.59

38

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Consumer Services
12/31/2017	179,485	$23.05	to	$11.25	$4,046,679	—%	1.25%	to	2.50%	16.91%	to	15.49%
12/31/2016	188,756	19.72	to	14.79	3,662,078	—	1.25	to	2.50	2.90	to	1.65
12/31/2015	275,217	19.16	to	14.55	5,204,126	—	1.25	to	2.50	3.40	to	2.14
12/31/2014	229,897	18.53	to	14.24	4,211,452	—	1.25	to	2.50	11.07	to	9.72
12/31/2013	264,798	16.69	to	15.77	4,378,895	0.25	1.25	to	2.50	38.14	to	36.46
ProFund VP Emerging Markets
12/31/2017	1,148,019	8.53	to	8.50	9,637,430	0.06	1.25	to	2.65	31.62	to	29.83
12/31/2016	698,180	6.48	to	6.55	4,475,117	0.15	1.25	to	2.65	9.64	to	8.15
12/31/2015	643,781	5.91	to	6.06	3,758,833	0.98	1.25	to	2.65	(18.38)	to	(19.38)
12/31/2014	615,021	7.24	to	7.51	4,398,582	0.21	1.25	to	2.50	(4.61)	to	(5.78)
12/31/2013	917,069	7.59	to	7.97	6,883,811	0.74	1.25	to	2.50	(7.58)	to	(8.71)
ProFund VP Europe 30
12/31/2017	183,059	9.39	to	13.64	1,766,777	1.65	1.25	to	2.65	18.24	to	16.63
12/31/2016	216,694	7.94	to	11.70	1,743,388	3.45	1.25	to	2.65	6.48	to	5.03
12/31/2015	228,326	7.46	to	11.14	1,687,322	5.10	1.25	to	2.65	(11.98)	to	(13.05)
12/31/2014	136,206	8.47	to	12.81	1,140,733	1.54	1.25	to	2.50	(9.78)	to	(10.88)
12/31/2013	48,595	9.39	to	14.37	455,145	0.70	1.25	to	2.50	20.13	to	18.67
ProFund VP Falling U.S. Dollar
12/31/2017	6,073	6.78	to	10.47	40,511	—	1.25	to	2.50	7.12	to	5.82
12/31/2016	7,027	6.33	to	6.02	43,828	—	1.25	to	1.80	(7.02)	to	(7.52)
12/31/2015	15,092	6.81	to	6.51	101,565	—	1.25	to	1.80	(11.12)	to	(11.60)
12/31/2014	11,266	7.66	to	7.36	85,305	—	1.25	to	1.80	(13.68)	to	(14.15)
12/31/2013	24,962	8.87	to	8.57	219,496	—	1.25	to	1.80	(3.22)	to	(3.74)
ProFund VP Financials
12/31/2017	387,223	10.37	to	11.39	3,970,409	0.34	1.25	to	2.50	16.73	to	15.32
12/31/2016	345,078	8.88	to	15.63	3,046,205	0.34	1.25	to	2.50	13.90	to	12.51
12/31/2015	295,681	7.80	to	13.90	2,301,455	0.38	1.25	to	2.50	(2.71)	to	(3.90)
12/31/2014	532,983	8.01	to	14.46	4,247,549	0.21	1.25	to	2.50	11.52	to	10.16
12/31/2013	654,455	7.19	to	13.13	4,677,907	0.31	1.25	to	2.50	30.45	to	28.86
ProFund VP Government Money Market
12/31/2017	855,503	9.28	to	8.61	7,788,548	0.02	1.25	to	2.65	(1.21)	to	(2.56)
12/31/2016	586,236	9.40	to	8.83	5,402,213	0.02	1.25	to	2.65	(1.21)	to	(2.56)
12/31/2015	944,040	9.51	to	9.06	8,848,803	0.02	1.25	to	2.65	(1.21)	to	(2.42)
12/31/2014	1,613,378	9.63	to	9.29	15,359,446	0.02	1.25	to	2.50	(1.21)	to	(2.42)
12/31/2013	944,489	9.75	to	9.52	9,100,854	0.02	1.25	to	2.50	(1.21)	to	(2.42)
ProFund VP International
12/31/2017	322,556	8.47	to	11.95	2,844,219	—	1.25	to	2.65	20.30	to	18.66
12/31/2016	313,247	7.04	to	10.07	2,302,307	—	1.25	to	2.65	(2.15)	to	(3.48)
12/31/2015	274,407	7.19	to	10.43	2,069,286	—	1.25	to	2.65	(4.71)	to	(5.88)
12/31/2014	178,836	7.55	to	11.09	1,453,436	—	1.25	to	2.50	(9.24)	to	(10.35)
12/31/2013	605,839	8.32	to	12.37	5,113,358	—	1.25	to	2.50	18.02	to	16.58
ProFund VP Japan
12/31/2017	52,680	9.49	to	11.45	506,669	—	1.25	to	2.50	16.99	to	15.57
12/31/2016	66,445	8.11	to	15.10	546,518	—	1.25	to	2.35	(0.82)	to	(1.89)
12/31/2015	95,081	8.18	to	15.39	786,337	—	1.25	to	2.35	4.50	to	3.38
12/31/2014	65,469	7.82	to	14.88	526,665	—	1.25	to	2.35	1.95	to	0.86
12/31/2013	144,283	7.67	to	14.76	1,120,854	—	1.25	to	2.35	46.41	to	44.83
ProFund VP Mid-Cap
12/31/2017	150,258	17.48	to	10.84	2,505,202	—	1.25	to	2.50	12.04	to	10.68
12/31/2016	278,017	15.60	to	12.12	4,206,515	—	1.25	to	2.50	16.73	to	15.31
12/31/2015	221,392	13.37	to	10.51	2,862,711	—	1.25	to	2.50	(5.63)	to	(6.78)
12/31/2014	414,129	14.17	to	11.28	5,753,643	—	1.25	to	2.50	6.32	to	5.02
12/31/2013	655,474	13.32	to	12.91	8,608,588	—	1.25	to	2.50	29.18	to	27.60

39

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

5.    Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP NASDAQ-100
12/31/2017	330,008	$33.06	to	$22.06	$10,391,899	—%	1.25%	to	2.65%	28.77%	to	27.02%
12/31/2016	289,244	25.67	to	17.36	7,132,174	—	1.25	to	2.65	3.96	to	2.55
12/31/2015	316,065	24.70	to	16.93	7,606,553	—	1.25	to	2.65	6.13	to	4.83
12/31/2014	329,649	23.27	to	16.09	7,503,503	—	1.25	to	2.50	15.56	to	14.15
12/31/2013	291,134	20.14	to	14.09	5,739,035	—	1.25	to	2.50	32.62	to	31.00
ProFund VP Oil & Gas
12/31/2017	285,007	8.86	to	8.64	2,489,839	1.10	1.25	to	2.50	(4.37)	to	(5.53)
12/31/2016	480,494	9.27	to	9.15	4,367,718	1.45	1.25	to	2.50	22.66	to	21.16
12/31/2015	378,298	7.56	to	8.64	2,816,391	0.71	1.25	to	2.50	(24.32)	to	(25.24)
12/31/2014	515,677	9.98	to	11.56	5,077,118	0.38	1.25	to	2.50	(11.97)	to	(13.04)
12/31/2013	507,327	11.34	to	13.29	5,684,096	0.43	1.25	to	2.50	22.54	to	21.05
ProFund VP Pharmaceuticals
12/31/2017	188,111	18.91	to	11.01	3,471,074	0.89	1.25	to	2.50	9.00	to	7.67
12/31/2016	261,957	17.35	to	15.11	4,445,006	0.86	1.25	to	2.50	(4.92)	to	(6.08)
12/31/2015	348,505	18.25	to	16.08	6,237,135	0.51	1.25	to	2.50	3.15	to	1.90
12/31/2014	354,904	17.69	to	15.78	6,189,387	0.74	1.25	to	2.50	17.89	to	16.45
12/31/2013	194,314	15.00	to	13.55	2,884,615	1.97	1.25	to	2.50	30.00	to	28.42
ProFund VP Precious Metals
12/31/2017	534,581	4.66	to	4.33	2,449,216	—	1.25	to	2.50	3.98	to	2.72
12/31/2016	528,623	4.48	to	4.21	2,336,663	—	1.25	to	2.50	53.90	to	52.03
12/31/2015	466,513	2.91	to	2.77	1,341,438	—	1.25	to	2.50	(33.68)	to	(34.49)
12/31/2014	463,939	4.39	to	4.23	2,015,213	—	1.25	to	2.50	(24.81)	to	(25.73)
12/31/2013	545,424	5.84	to	5.70	3,153,443	—	1.25	to	2.50	(38.71)	to	(39.46)
ProFund VP Short Emerging Markets
12/31/2017	51,824	2.53	to	4.29	134,202	—	1.25	to	2.50	(28.73)	to	(29.60)
12/31/2016	44,310	3.55	to	6.09	162,068	—	1.25	to	2.50	(17.27)	to	(18.28)
12/31/2015	210,999	4.29	to	7.46	902,102	—	1.25	to	2.50	10.14	to	8.80
12/31/2014	69,254	3.90	to	6.85	275,587	—	1.25	to	2.50	(4.13)	to	(5.30)
12/31/2013	56,849	4.06	to	7.24	240,704	—	1.25	to	2.50	(1.46)	to	(2.66)
ProFund VP Short International
12/31/2017	7,822	3.39	to	5.37	26,189	—	1.25	to	2.50	(21.61)	to	(22.57)
12/31/2016	10,126	4.32	to	6.93	43,239	—	1.25	to	2.50	(7.06)	to	(8.19)
12/31/2015	14,407	4.65	to	7.55	66,424	—	1.25	to	2.50	(4.97)	to	(6.13)
12/31/2014	42,121	4.89	to	8.04	205,534	—	1.25	to	2.50	1.53	to	0.29
12/31/2013	52,607	4.82	to	4.66	254,319	—	1.25	to	1.80	(21.98)	to	(22.41)
ProFund VP Short NASDAQ-100
12/31/2017	189,791	1.44	to	1.64	266,807	—	1.25	to	2.50	(26.17)	to	(27.07)
12/31/2016	179,841	1.95	to	2.25	343,987	—	1.25	to	2.50	(11.17)	to	(12.25)
12/31/2015	121,191	2.20	to	2.57	263,406	—	1.25	to	2.50	(14.12)	to	(15.17)
12/31/2014	242,386	2.56	to	3.03	613,121	—	1.25	to	2.50	(20.38)	to	(21.35)
12/31/2013	76,965	3.21	to	3.85	248,872	—	1.25	to	2.50	(30.28)	to	(31.13)
ProFund VP Short Small-Cap
12/31/2017	561,940	1.47	to	1.99	809,054	—	1.25	to	2.50	(15.26)	to	(16.29)
12/31/2016	296,285	1.73	to	2.38	503,694	—	1.25	to	2.50	(22.56)	to	(23.50)
12/31/2015	84,555	2.23	to	3.11	184,753	—	1.25	to	2.50	(2.05)	to	(3.24)
12/31/2014	46,546	2.28	to	3.22	104,963	—	1.25	to	2.50	(10.35)	to	(11.45)
12/31/2013	58,090	2.54	to	3.63	148,739	—	1.25	to	2.50	(32.10)	to	(32.93)
ProFund VP Small-Cap
12/31/2017	141,038	18.69	to	10.71	2,510,409	—	1.25	to	2.50	11.04	to	9.69
12/31/2016	191,995	16.83	to	14.71	3,093,475	—	1.25	to	2.50	18.21	to	16.77
12/31/2015	195,017	14.23	to	12.60	2,660,072	—	1.25	to	2.50	(7.37)	to	(8.50)
12/31/2014	311,885	15.37	to	13.77	4,658,039	—	1.25	to	2.50	1.21	to	(0.02)
12/31/2013	599,307	15.18	to	13.77	8,942,181	—	1.25	to	2.50	35.49	to	33.84

40

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2016

5.    Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Small-Cap Value
12/31/2017	129,878	$17.35	to	$10.38	$2,209,769	0.01%	1.25%	to	2.50%	8.36%	to	7.04%
12/31/2016	237,352	16.01	to	14.85	3,734,499	—	1.25	to	2.50	27.19	to	25.64
12/31/2015	69,338	12.59	to	11.82	864,453	—	1.25	to	2.50	(9.41)	to	(10.52)
12/31/2014	123,542	13.89	to	13.20	1,695,520	—	1.25	to	2.50	4.51	to	3.23
12/31/2013	299,537	13.29	to	14.95	3,938,358	0.17	1.25	to	2.50	35.98	to	34.32
ProFund VP Telecommunications
12/31/2017	92,226	11.10	to	9.91	1,014,543	3.78	1.25	to	2.50	(3.33)	to	(4.50)
12/31/2016	249,496	11.48	to	13.58	2,831,821	1.74	1.25	to	2.50	20.16	to	18.70
12/31/2015	147,651	9.56	to	11.44	1,405,804	1.42	1.25	to	2.50	0.27	to	(0.95)
12/31/2014	80,772	9.53	to	11.55	783,819	3.72	1.25	to	2.50	(0.68)	to	(1.89)
12/31/2013	90,482	9.59	to	11.77	888,813	3.78	1.25	to	2.50	10.69	to	9.34
ProFund VP U.S. Government Plus
12/31/2017	65,871	17.49	to	9.38	1,122,450	0.44	1.25	to	2.50	8.14	to	6.82
12/31/2016	135,505	16.18	to	8.78	2,157,286	—	1.25	to	2.50	(1.54)	to	(2.73)
12/31/2015	84,079	16.43	to	9.03	1,355,237	—	1.25	to	2.50	(6.81)	to	(7.94)
12/31/2014	183,993	17.63	to	9.81	3,192,201	0.16	1.25	to	2.50	34.71	to	33.07
12/31/2013	77,824	13.09	to	7.37	981,030	0.22	1.25	to	2.50	(20.11)	to	(21.09)
ProFund VP UltraSmall-Cap
12/31/2017	181,027	17.33	to	11.65	3,106,142	—	1.25	to	2.50	23.66	to	22.15
12/31/2016	204,385	14.02	to	11.16	2,822,347	—	1.25	to	2.50	37.87	to	36.20
12/31/2015	230,925	10.17	to	8.20	2,329,080	—	1.25	to	2.50	(14.05)	to	(15.10)
12/31/2014	316,605	11.83	to	9.65	3,713,770	—	1.25	to	2.50	4.08	to	2.81
12/31/2013	518,379	11.37	to	19.43	5,836,654	—	1.25	to	2.50	84.36	to	82.11
ProFund VP Utilities
12/31/2017	214,138	15.44	to	10.99	3,251,613	1.96	1.25	to	2.50	9.28	to	7.95
12/31/2016	338,022	14.13	to	14.50	4,706,843	1.76	1.25	to	2.50	13.66	to	12.28
12/31/2015	209,957	12.43	to	12.91	2,588,380	2.22	1.25	to	2.50	(7.56)	to	(8.69)
12/31/2014	260,695	13.45	to	14.14	3,485,691	1.53	1.25	to	2.50	24.33	to	22.82
12/31/2013	209,910	10.82	to	11.51	2,265,063	2.63	1.25	to	2.50	11.91	to	10.55
TA AB Dynamic Allocation Initial Class
12/31/2017	161,950	18.21	to	10.70	2,843,283	1.76	1.25	to	2.50	8.39	to	7.07
12/31/2016	187,662	16.80	to	10.55	3,043,341	1.48	1.25	to	2.50	0.97	to	(0.26)
12/31/2015	233,654	16.64	to	10.58	3,761,026	1.22	1.25	to	2.50	(1.31)	to	(2.51)
12/31/2014	278,755	16.86	to	10.86	4,556,641	1.02	1.25	to	2.50	4.26	to	2.99
12/31/2013	300,485	16.17	to	10.54	4,731,512	1.19	1.25	to	2.50	5.86	to	4.57
TA AB Dynamic Allocation Service Class
12/31/2017	2,672	18.09	to	16.70	47,754	1.48	1.25	to	1.80	8.17	to	7.59
12/31/2016	3,087	16.72	to	15.53	51,002	1.09	1.25	to	1.80	0.73	to	0.19
12/31/2015	5,312	16.60	to	15.50	87,997	0.96	1.25	to	1.80	(1.65)	to	(2.18)
12/31/2014	7,371	16.88	to	15.84	123,838	0.78	1.25	to	1.80	4.06	to	3.49
12/31/2013	10,392	16.22	to	15.31	167,960	0.95	1.25	to	1.80	5.57	to	5.00
TA Aegon Government Money Market Initial Class
12/31/2017	2,235,109	15.73	to	12.23	28,870,273	0.01	1.25	to	2.65	(1.23)	to	(2.57)
12/31/2016	2,757,450	15.92	to	12.56	35,868,268	0.01	1.25	to	2.65	(1.23)	to	(2.57)
12/31/2015	3,005,592	16.12	to	12.89	39,711,303	0.01	1.25	to	2.65	(1.23)	to	(2.58)
12/31/2014	3,685,744	16.32	to	13.23	49,281,460	0.01	1.25	to	2.65	(1.23)	to	(2.43)
12/31/2013	3,713,621	16.53	to	9.10	50,426,251	0.01	1.25	to	2.50	(1.23)	to	(2.43)
TA Aegon Government Money Market Service Class
12/31/2017	38,974	9.67	to	8.93	364,763	0.01	1.25	to	1.80	(1.23)	to	(1.76)
12/31/2016	40,865	9.79	to	9.09	388,343	0.01	1.25	to	1.80	(1.23)	to	(1.76)
12/31/2015	40,917	9.91	to	9.25	394,765	0.01	1.25	to	1.80	(1.23)	to	(1.76)
12/31/2014	44,792	10.03	to	9.42	439,407	0.01	1.25	to	1.80	(1.23)	to	(1.76)
12/31/2013	46,441	10.16	to	9.58	459,776	0.01	1.25	to	1.80	(1.23)	to	(1.76)

41

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Aegon High Yield Bond Initial Class
12/31/2017	425,209	$23.12	to	$13.09	$9,531,143	6.13%	1.25%	to	2.50%	6.12%	to	4.83%
12/31/2016	514,749	21.78	to	12.49	10,919,456	6.14	1.25	to	2.50	13.92	to	12.54
12/31/2015	545,477	19.12	to	11.10	10,164,490	5.66	1.25	to	2.50	(5.40)	to	(6.56)
12/31/2014	660,937	20.21	to	11.88	13,067,421	4.90	1.25	to	2.50	2.69	to	1.44
12/31/2013	919,309	19.68	to	11.71	17,744,646	5.37	1.25	to	2.50	5.28	to	4.00
TA Aegon High Yield Bond Service Class
12/31/2017	8,771	22.34	to	20.63	193,348	5.70	1.25	to	1.80	5.89	to	5.32
12/31/2016	9,266	21.10	to	19.59	192,251	5.49	1.25	to	1.80	13.59	to	12.97
12/31/2015	10,353	18.57	to	17.34	190,165	5.56	1.25	to	1.80	(5.48)	to	(5.99)
12/31/2014	12,658	19.65	to	18.44	244,799	5.35	1.25	to	1.80	2.33	to	1.77
12/31/2013	15,979	19.21	to	18.12	301,430	5.32	1.25	to	1.80	5.01	to	4.45
TA Aegon U.S. Government Securities Initial Class
12/31/2017	503,093	14.45	to	9.54	7,034,021	3.60	1.25	to	2.50	1.39	to	0.16
12/31/2016	605,013	14.25	to	9.52	8,363,249	0.64	1.25	to	2.50	(0.93)	to	(2.14)
12/31/2015	650,846	14.39	to	9.73	9,082,155	2.07	1.25	to	2.50	(1.14)	to	(2.34)
12/31/2014	745,728	14.55	to	9.96	10,554,152	3.82	1.25	to	2.50	3.36	to	2.10
12/31/2013	898,355	14.08	to	9.76	12,343,856	2.27	1.25	to	2.50	(3.44)	to	(4.62)
TA Aegon U.S. Government Securities Service Class
12/31/2017	9,238	13.12	to	12.12	119,665	3.09	1.25	to	1.80	1.10	to	0.55
12/31/2016	8,791	12.98	to	12.05	113,305	0.47	1.25	to	1.80	(1.09)	to	(1.63)
12/31/2015	10,918	13.12	to	12.25	142,248	1.76	1.25	to	1.80	(1.41)	to	(1.94)
12/31/2014	11,520	13.31	to	12.49	152,334	3.56	1.25	to	1.80	3.13	to	2.58
12/31/2013	17,931	12.91	to	12.18	229,779	1.87	1.25	to	1.80	(3.69)	to	(4.21)
TA Asset Allocation—Conservative Initial Class
12/31/2017	2,775,821	18.95	to	11.93	50,223,296	2.10	1.25	to	2.50	11.42	to	10.07
12/31/2016	3,037,681	17.00	to	10.84	49,764,078	1.98	1.25	to	2.50	3.33	to	2.08
12/31/2015	3,469,275	16.46	to	10.62	55,158,737	2.11	1.25	to	2.50	(3.17)	to	(4.35)
12/31/2014	4,343,019	16.99	to	11.10	71,582,231	2.63	1.25	to	2.50	0.93	to	(0.30)
12/31/2013	4,977,583	16.84	to	11.13	81,460,140	3.18	1.25	to	2.50	8.02	to	6.70
TA Asset Allocation—Conservative Service Class
12/31/2017	51,072	19.42	to	17.93	971,877	1.91	1.25	to	1.80	11.18	to	10.58
12/31/2016	47,379	17.47	to	16.21	812,205	1.73	1.25	to	1.80	3.02	to	2.46
12/31/2015	64,446	16.95	to	15.82	1,070,632	1.91	1.25	to	1.80	(3.35)	to	(3.87)
12/31/2014	67,174	17.54	to	16.46	1,155,397	2.32	1.25	to	1.80	0.69	to	0.15
12/31/2013	80,772	17.42	to	16.44	1,386,426	2.74	1.25	to	1.80	7.74	to	7.16
TA Asset Allocation—Growth Initial Class
12/31/2017	3,764,299	22.75	to	21.31	82,900,292	1.43	1.25	to	2.65	23.10	to	21.43
12/31/2016	4,180,515	18.48	to	17.55	75,086,961	2.18	1.25	to	2.65	4.77	to	3.35
12/31/2015	4,684,076	17.64	to	16.98	80,463,064	1.55	1.25	to	2.65	(3.14)	to	(4.46)
12/31/2014	5,853,774	18.21	to	17.78	104,049,122	2.30	1.25	to	2.65	1.46	to	0.22
12/31/2013	6,593,469	17.95	to	13.25	115,788,409	1.19	1.25	to	2.50	25.25	to	23.72
TA Asset Allocation—Growth Service Class
12/31/2017	104,247	26.27	to	24.25	2,699,330	1.21	1.25	to	1.80	22.84	to	22.18
12/31/2016	111,907	21.38	to	19.85	2,361,906	1.89	1.25	to	1.80	4.52	to	3.95
12/31/2015	126,039	20.46	to	19.09	2,548,916	1.38	1.25	to	1.80	(3.33)	to	(3.85)
12/31/2014	145,622	21.16	to	19.86	3,048,553	2.14	1.25	to	1.80	1.17	to	0.63
12/31/2013	175,117	20.92	to	19.73	3,623,554	0.98	1.25	to	1.80	24.83	to	24.15
TA Asset Allocation—Moderate Initial Class
12/31/2017	5,064,889	20.79	to	12.17	101,084,222	1.86	1.25	to	2.50	15.03	to	13.64
12/31/2016	5,573,642	18.07	to	10.71	97,300,865	2.19	1.25	to	2.50	4.26	to	3.00
12/31/2015	6,490,919	17.33	to	10.40	109,041,306	1.89	1.25	to	2.50	(3.43)	to	(4.61)
12/31/2014	8,413,378	17.95	to	10.90	146,649,233	2.20	1.25	to	2.50	1.50	to	0.26
12/31/2013	9,576,571	17.68	to	11.09	165,142,395	2.42	1.25	to	2.50	12.10	to	10.73

42

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Asset Allocation—Moderate Service Class
12/31/2017	110,375	$22.03	to	$20.34	$2,391,296	1.65%	1.25%	to	1.80%	14.69%	to	14.07%
12/31/2016	114,280	19.20	to	17.83	2,160,473	1.89	1.25	to	1.80	3.96	to	3.40
12/31/2015	141,600	18.47	to	17.24	2,580,279	1.82	1.25	to	1.80	(3.68)	to	(4.20)
12/31/2014	156,018	19.18	to	18.00	2,954,774	2.04	1.25	to	1.80	1.34	to	0.80
12/31/2013	178,461	18.92	to	17.86	3,339,814	2.16	1.25	to	1.80	11.84	to	11.23
TA Asset Allocation—Moderate Growth Initial Class
12/31/2017	6,625,915	21.97	to	11.62	141,013,924	1.71	1.25	to	2.50	18.30	to	16.86
12/31/2016	7,499,355	18.57	to	12.45	135,374,742	2.02	1.25	to	2.50	5.23	to	3.95
12/31/2015	8,608,286	17.65	to	11.98	147,997,224	2.15	1.25	to	2.50	(3.44)	to	(4.62)
12/31/2014	10,831,890	18.28	to	12.56	193,466,005	2.67	1.25	to	2.50	1.31	to	0.07
12/31/2013	12,874,348	18.04	to	12.55	227,386,429	2.24	1.25	to	2.50	17.91	to	16.47
TA Asset Allocation—Moderate Growth Service Class
12/31/2017	150,594	24.21	to	22.35	3,592,533	1.51	1.25	to	1.80	18.02	to	17.39
12/31/2016	174,428	20.51	to	19.04	3,532,397	1.74	1.25	to	1.80	4.94	to	4.38
12/31/2015	215,395	19.54	to	18.24	4,159,994	1.95	1.25	to	1.80	(3.72)	to	(4.24)
12/31/2014	237,948	20.30	to	19.05	4,788,124	2.48	1.25	to	1.80	1.18	to	0.64
12/31/2013	265,378	20.06	to	18.93	5,276,559	2.06	1.25	to	1.80	17.57	to	16.94
TA Barrow Hanley Dividend Focused Initial Class
12/31/2017	1,835,531	42.26	to	16.33	70,745,509	2.36	1.25	to	2.65	14.99	to	13.43
12/31/2016	2,002,057	36.75	to	14.39	67,284,511	2.17	1.25	to	2.65	13.50	to	11.96
12/31/2015	2,288,668	32.38	to	12.86	67,896,107	1.82	1.25	to	2.65	(4.78)	to	(6.08)
12/31/2014	2,672,281	34.01	to	13.69	83,453,530	1.31	1.25	to	2.65	10.79	to	9.27
12/31/2013	2,936,992	30.70	to	12.53	83,353,127	2.28	1.25	to	2.65	28.64	to	26.88
TA Barrow Hanley Dividend Focused Service Class
12/31/2017	30,654	31.12	to	28.73	937,602	2.18	1.25	to	1.80	14.70	to	14.08
12/31/2016	31,898	27.13	to	25.19	855,507	1.82	1.25	to	1.80	13.18	to	12.57
12/31/2015	38,087	23.97	to	22.37	901,145	1.60	1.25	to	1.80	(5.02)	to	(5.53)
12/31/2014	45,420	25.24	to	23.68	1,130,660	1.25	1.25	to	1.80	10.55	to	9.96
12/31/2013	43,229	22.83	to	21.54	973,873	2.09	1.25	to	1.80	28.32	to	27.63
TA BlackRock Tactical Allocation Service Class
12/31/2017	430,811	11.69	to	10.87	5,008,073	1.45	1.25	to	2.50	10.31	to	8.97
12/31/2016	499,515	10.60	to	10.25	5,272,511	2.30	1.25	to	2.50	3.62	to	2.36
12/31/2015	508,062	10.23	to	10.02	5,183,059	1.67	1.25	to	2.50	(1.36)	to	(2.56)
12/31/2014(1)	530,673	10.37	to	10.28	5,496,065	1.28	1.25	to	2.50	—	to	—
TA Clarion Global Real Estate Securities Initial Class
12/31/2017	774,234	35.79	to	12.31	26,858,475	3.64	1.25	to	2.65	9.95	to	8.45
12/31/2016	889,883	32.55	to	11.35	28,283,157	1.77	1.25	to	2.65	(0.61)	to	(1.96)
12/31/2015	989,058	32.75	to	11.58	31,992,993	4.23	1.25	to	2.65	(1.83)	to	(3.03)
12/31/2014	1,109,192	33.36	to	11.94	36,870,618	1.51	1.25	to	2.50	12.16	to	10.79
12/31/2013	1,234,984	29.75	to	10.78	36,732,064	5.59	1.25	to	2.50	2.61	to	1.36
TA Clarion Global Real Estate Securities Service Class
12/31/2017	18,711	28.62	to	26.42	523,924	3.20	1.25	to	1.80	9.65	to	9.06
12/31/2016	19,305	26.10	to	24.23	493,658	1.44	1.25	to	1.80	(0.82)	to	(1.35)
12/31/2015	21,552	26.31	to	24.56	556,162	4.03	1.25	to	1.80	(2.10)	to	(2.62)
12/31/2014	21,062	26.88	to	25.22	556,263	1.30	1.25	to	1.80	11.90	to	11.29
12/31/2013	27,501	24.02	to	22.66	649,742	5.05	1.25	to	1.80	2.43	to	1.87
TA International Moderate Growth Initial Class
12/31/2017	268,483	12.76	to	11.87	3,367,764	1.81	1.25	to	2.50	20.28	to	18.82
12/31/2016	294,251	10.61	to	10.13	3,071,889	2.08	1.25	to	2.50	(0.03)	to	(1.24)
12/31/2015	357,260	10.61	to	10.26	3,738,784	1.76	1.25	to	2.50	(2.86)	to	(4.04)
12/31/2014	438,093	10.92	to	10.69	4,722,642	2.22	1.25	to	2.50	(1.70)	to	(2.90)
12/31/2013	520,832	11.11	to	11.01	5,719,241	2.00	1.25	to	2.50	11.33	to	9.97

43

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA International Moderate Growth Service Class
12/31/2017	1,677	$12.40	to	$11.64	$20,572	1.62%	1.25%	to	1.80%	19.97%	to	19.33%
12/31/2016	2,341	10.33	to	9.75	23,682	1.88	1.25	to	1.80	(0.17)	to	(0.71)
12/31/2015	3,671	10.35	to	9.82	36,813	1.85	1.25	to	1.80	(3.10)	to	(3.62)
12/31/2014	2,219	10.68	to	10.19	23,257	2.50	1.25	to	1.80	(2.01)	to	(2.54)
12/31/2013	1,061	10.90	to	10.46	11,268	1.68	1.25	to	1.80	11.08	to	10.48
TA Janus Balanced Service Class
12/31/2017	2,811,860	1.44	to	1.37	4,014,346	1.37	1.25	to	2.50	15.30	to	13.89
12/31/2016	2,468,867	1.25	to	1.20	3,068,250	1.03	1.25	to	2.50	2.84	to	1.59
12/31/2015	2,420,829	1.22	to	1.19	2,928,473	0.79	1.25	to	2.50	(1.11)	to	(1.50)
12/31/2014	2,301,482	1.23	to	1.21	2,817,566	0.66	1.25	to	1.65	6.50	to	6.08
12/31/2013	2,052,294	1.16	to	1.14	2,361,354	0.72	1.25	to	1.65	17.55	to	17.09
TA Janus Mid-Cap Growth Initial Class
12/31/2017	1,788,534	77.95	to	14.54	107,804,582	0.10	1.25	to	2.65	27.42	to	25.69
12/31/2016	2,102,514	61.17	to	11.56	97,100,650	—	1.25	to	2.65	(3.25)	to	(4.57)
12/31/2015	2,363,832	63.23	to	12.12	112,766,072	—	1.25	to	2.65	(6.20)	to	(7.48)
12/31/2014	2,760,647	67.41	to	13.10	136,684,206	—	1.25	to	2.65	(1.22)	to	(2.57)
12/31/2013	3,243,706	68.24	to	13.44	161,684,213	0.80	1.25	to	2.65	37.42	to	35.55
TA Janus Mid-Cap Growth Service Class
12/31/2017	22,138	29.47	to	27.21	640,456	—	1.25	to	1.80	27.15	to	26.47
12/31/2016	23,590	23.17	to	21.51	537,762	—	1.25	to	1.80	(3.51)	to	(4.03)
12/31/2015	27,298	24.02	to	22.42	645,880	—	1.25	to	1.80	(6.43)	to	(6.94)
12/31/2014	29,472	25.67	to	24.09	746,524	—	1.25	to	1.80	(1.49)	to	(2.03)
12/31/2013	36,512	26.06	to	24.58	940,833	0.59	1.25	to	1.80	37.11	to	36.37
TA Jennison Growth Initial Class
12/31/2017	1,063,128	25.15	to	25.08	26,452,294	0.01	1.25	to	2.65	34.76	to	32.93
12/31/2016	1,144,044	18.67	to	18.87	21,142,255	—	1.25	to	2.65	(2.86)	to	(4.18)
12/31/2015	1,619,896	19.22	to	19.69	30,864,413	—	1.25	to	2.65	10.03	to	8.69
12/31/2014	1,467,604	17.46	to	14.72	25,459,202	—	1.25	to	2.50	8.60	to	7.28
12/31/2013	1,453,202	16.08	to	13.72	23,256,257	0.27	1.25	to	2.50	36.00	to	34.35
TA Jennison Growth Service Class
12/31/2017	8,250	24.68	to	23.67	198,740	—	1.25	to	1.80	34.36	to	33.64
12/31/2016	11,164	18.37	to	17.72	201,491	—	1.25	to	1.80	(3.11)	to	(3.63)
12/31/2015	11,017	18.96	to	18.38	206,358	—	1.25	to	1.80	9.74	to	9.15
12/31/2014	7,706	17.28	to	16.84	131,088	—	1.25	to	1.80	8.43	to	7.85
12/31/2013	9,374	15.93	to	15.62	147,693	0.06	1.25	to	1.80	35.60	to	34.87
TA JPMorgan Core Bond Initial Class
12/31/2017	1,357,741	41.16	to	10.45	38,276,644	2.97	1.25	to	2.65	2.39	to	0.99
12/31/2016	1,414,510	40.20	to	10.34	39,394,427	2.14	1.25	to	2.65	1.13	to	(0.24)
12/31/2015	1,445,997	39.75	to	10.37	40,527,063	1.96	1.25	to	2.65	(0.63)	to	(1.84)
12/31/2014	1,782,473	40.00	to	10.27	49,682,728	1.98	1.25	to	2.50	4.03	to	2.76
12/31/2013	1,885,514	38.46	to	9.99	51,204,334	2.98	1.25	to	2.50	(3.05)	to	(4.24)
TA JPMorgan Core Bond Service Class
12/31/2017	26,865	15.18	to	14.01	393,003	2.54	1.25	to	1.80	2.15	to	1.60
12/31/2016	29,693	14.86	to	13.79	428,217	1.77	1.25	to	1.80	0.80	to	0.26
12/31/2015	30,296	14.74	to	13.76	434,627	1.68	1.25	to	1.80	(0.90)	to	(1.44)
12/31/2014	40,033	14.88	to	13.96	580,096	1.71	1.25	to	1.80	3.80	to	3.24
12/31/2013	52,782	14.33	to	13.52	739,128	2.57	1.25	to	1.80	(3.34)	to	(3.86)
TA JPMorgan Enhanced Index Initial Class
12/31/2017	892,687	26.81	to	11.69	22,968,725	0.59	1.25	to	2.50	19.66	to	18.21
12/31/2016	816,184	22.40	to	16.45	17,602,725	0.42	1.25	to	2.50	9.98	to	8.64
12/31/2015	969,934	20.37	to	15.14	19,127,259	0.88	1.25	to	2.50	(1.31)	to	(2.51)
12/31/2014	1,059,970	20.64	to	15.53	21,243,152	0.81	1.25	to	2.50	12.78	to	11.40
12/31/2013	1,039,321	18.30	to	13.94	18,549,536	0.68	1.25	to	2.50	30.88	to	29.29

44

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA JPMorgan Enhanced Index Service Class
12/31/2017	3,575	$30.54	to	$28.20	$108,755	0.38%	1.25%	to	1.80%	19.33%	to	18.69%
12/31/2016	5,298	25.59	to	23.76	134,748	0.17	1.25	to	1.80	9.75	to	9.16
12/31/2015	7,554	23.32	to	21.76	171,937	0.81	1.25	to	1.80	(1.58)	to	(2.12)
12/31/2014	7,255	23.69	to	22.23	167,976	0.73	1.25	to	1.80	12.56	to	11.95
12/31/2013	6,904	21.05	to	19.86	141,677	0.50	1.25	to	1.80	30.50	to	29.80
TA JPMorgan Mid Cap Value Initial Class
12/31/2017	404,694	39.30	to	10.78	15,497,187	0.78	1.25	to	2.50	12.08	to	10.72
12/31/2016	442,975	35.07	to	31.17	15,150,810	2.09	1.25	to	2.50	13.18	to	11.81
12/31/2015	490,634	30.99	to	27.88	14,839,661	0.84	1.25	to	2.50	(3.94)	to	(5.11)
12/31/2014	591,086	32.25	to	29.38	18,611,835	0.71	1.25	to	2.50	13.86	to	13.25
12/31/2013	668,186	28.33	to	26.04	18,503,879	0.48	1.25	to	1.80	30.19	to	29.49
TA JPMorgan Mid Cap Value Service Class
12/31/2017	2,875	37.87	to	34.97	108,158	0.56	1.25	to	1.80	11.79	to	11.19
12/31/2016	5,447	33.88	to	31.45	183,899	1.90	1.25	to	1.80	12.87	to	12.26
12/31/2015	5,569	30.01	to	28.01	166,628	0.68	1.25	to	1.80	(4.14)	to	(4.66)
12/31/2014	6,246	31.31	to	29.38	194,725	0.54	1.25	to	1.80	13.57	to	12.95
12/31/2013	7,721	27.57	to	26.01	211,669	0.35	1.25	to	1.80	29.84	to	29.14
TA JPMorgan Tactical Allocation Initial Class
12/31/2017	1,061,728	38.70	to	11.17	36,397,504	1.88	1.25	to	2.65	7.41	to	5.95
12/31/2016	1,179,049	36.03	to	10.55	37,737,402	1.37	1.25	to	2.65	3.17	to	1.77
12/31/2015	1,332,653	34.92	to	10.36	41,651,399	1.26	1.25	to	2.65	(1.34)	to	(2.69)
12/31/2014	1,566,803	35.40	to	10.65	49,748,703	1.10	1.25	to	2.65	5.21	to	3.78
12/31/2013	1,739,859	33.64	to	10.26	52,793,713	1.10	1.25	to	2.65	4.21	to	2.79
TA JPMorgan Tactical Allocation Service Class
12/31/2017	28,606	16.16	to	14.92	456,875	1.57	1.25	to	1.80	7.17	to	6.59
12/31/2016	31,484	15.08	to	14.00	469,672	1.12	1.25	to	1.80	2.91	to	2.35
12/31/2015	33,093	14.65	to	13.67	480,000	0.92	1.25	to	1.80	(1.63)	to	(2.16)
12/31/2014	35,155	14.89	to	13.98	513,824	0.92	1.25	to	1.80	4.97	to	4.40
12/31/2013	44,276	14.19	to	13.39	619,713	0.90	1.25	to	1.80	3.99	to	3.43
TA Managed Risk - Balanced ETF Service Class
12/31/2017	432,241	14.00	to	11.01	5,932,144	1.75	1.25	to	2.50	12.04	to	10.68
12/31/2016	427,520	12.49	to	11.71	5,238,736	1.66	1.25	to	2.50	2.48	to	1.23
12/31/2015	427,618	12.19	to	11.57	5,122,140	1.53	1.25	to	2.50	(2.98)	to	(4.17)
12/31/2014	408,320	12.57	to	12.07	5,066,250	0.96	1.25	to	2.50	3.26	to	2.70
12/31/2013	247,587	12.17	to	11.80	2,984,806	1.10	1.25	to	1.80	10.06	to	9.46
TA Managed Risk - Growth ETF Service Class
12/31/2017	396,850	14.67	to	11.45	5,715,740	1.58	1.25	to	2.50	17.01	to	15.59
12/31/2016	379,400	12.53	to	11.96	4,678,318	1.60	1.25	to	1.80	3.38	to	2.82
12/31/2015	401,376	12.12	to	11.63	4,796,510	1.46	1.25	to	1.80	(4.71)	to	(5.22)
12/31/2014	468,020	12.72	to	12.27	5,892,310	1.07	1.25	to	1.80	2.69	to	2.13
12/31/2013	331,314	12.39	to	12.01	4,073,188	1.14	1.25	to	1.80	17.31	to	16.68
TA MFS International Equity Initial Class
12/31/2017	2,365,874	19.34	to	12.53	41,972,396	1.34	1.25	to	2.65	25.68	to	23.97
12/31/2016	2,397,198	15.39	to	10.11	34,115,617	1.49	1.25	to	2.65	(1.15)	to	(2.50)
12/31/2015	2,643,779	15.57	to	10.37	38,180,904	1.55	1.25	to	2.65	(1.16)	to	(2.51)
12/31/2014	3,028,313	15.75	to	10.63	44,194,207	0.95	1.25	to	2.65	(6.34)	to	(7.62)
12/31/2013	3,191,584	16.82	to	11.51	49,816,608	1.14	1.25	to	2.65	16.63	to	15.04
TA MFS International Equity Service Class
12/31/2017	13,817	26.41	to	24.39	356,351	1.20	1.25	to	1.80	25.42	to	24.75
12/31/2016	17,719	21.06	to	19.55	363,728	1.35	1.25	to	1.80	(1.36)	to	(1.89)
12/31/2015	17,987	21.35	to	19.93	376,671	1.55	1.25	to	1.80	(1.47)	to	(2.01)
12/31/2014	15,472	21.67	to	20.33	329,049	0.85	1.25	to	1.80	(6.58)	to	(7.08)
12/31/2013	13,880	23.20	to	21.88	317,495	0.99	1.25	to	1.80	16.31	to	15.69

45

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA Morgan Stanley Capital Growth Initial Class
12/31/2017	1,079,034	$42.62	to	$39.75	$43,695,752	—%	1.25%	to	2.65%	41.83%	to	39.90%
12/31/2016	1,094,613	30.05	to	28.42	31,225,617	—	1.25	to	2.65	(3.47)	to	(4.78)
12/31/2015	1,331,309	31.13	to	29.84	39,550,470	—	1.25	to	2.65	10.41	to	8.90
12/31/2014	1,406,536	28.20	to	27.40	38,029,673	—	1.25	to	2.65	4.70	to	3.42
12/31/2013	1,497,988	26.93	to	18.81	38,987,398	0.67	1.25	to	2.50	46.42	to	44.64
TA Morgan Stanley Capital Growth Service Class
12/31/2017	3,954	39.34	to	36.32	152,287	—	1.25	to	1.80	41.50	to	40.74
12/31/2016	4,057	27.80	to	25.81	110,701	—	1.25	to	1.80	(3.70)	to	(4.22)
12/31/2015	4,809	28.87	to	26.94	136,600	—	1.25	to	1.80	10.07	to	9.48
12/31/2014	4,596	26.23	to	24.61	118,502	—	1.25	to	1.80	4.48	to	3.92
12/31/2013	5,033	25.10	to	23.68	124,669	0.58	1.25	to	1.80	46.06	to	45.27
TA Multi-Managed Balanced Initial Class
12/31/2017	4,510,630	26.51	to	14.06	117,196,596	0.85	1.25	to	2.65	12.73	to	11.20
12/31/2016	4,869,178	23.52	to	12.65	112,466,066	0.96	1.25	to	2.65	6.55	to	5.10
12/31/2015	5,315,773	22.07	to	12.04	115,378,765	1.32	1.25	to	2.65	(1.02)	to	(2.37)
12/31/2014	6,219,415	22.30	to	12.33	136,490,440	1.38	1.25	to	2.65	9.44	to	7.95
12/31/2013	6,647,491	20.38	to	11.42	133,516,725	1.59	1.25	to	2.65	16.64	to	15.04
TA Multi-Managed Balanced Service Class
12/31/2017	22,291	26.61	to	24.57	583,996	0.70	1.25	to	1.80	12.42	to	11.81
12/31/2016	29,104	23.67	to	21.98	681,273	0.86	1.25	to	1.80	6.31	to	5.74
12/31/2015	30,154	22.27	to	20.78	664,276	1.17	1.25	to	1.80	(1.30)	to	(1.83)
12/31/2014	33,234	22.56	to	21.17	742,615	1.21	1.25	to	1.80	9.13	to	8.54
12/31/2013	32,484	20.67	to	19.50	666,807	1.56	1.25	to	1.80	16.30	to	15.67
TA PIMCO Tactical—Balanced Service Class
12/31/2017	1,072,442	1.21	to	1.14	1,287,190	0.30	1.25	to	2.50	10.66	to	9.31
12/31/2016	1,133,290	1.09	to	1.04	1,230,060	0.27	1.25	to	2.50	4.08	to	2.82
12/31/2015	1,362,009	1.05	to	1.01	1,421,087	—	1.25	to	2.50	(3.75)	to	(4.92)
12/31/2014	1,724,786	1.09	to	1.06	1,871,627	1.12	1.25	to	2.50	6.50	to	6.08
12/31/2013	2,502,314	1.02	to	1.01	2,548,154	0.60	1.25	to	1.65	10.47	to	10.03
TA PIMCO Tactical—Conservative Service Class
12/31/2017	766,189	1.14	to	10.76	875,674	1.47	1.25	to	2.50	9.04	to	7.71
12/31/2016	873,047	1.04	to	10.79	914,327	0.38	1.25	to	2.35	3.69	to	2.57
12/31/2015	802,756	1.01	to	10.52	812,699	0.26	1.25	to	2.35	(3.29)	to	(4.33)
12/31/2014	1,019,904	1.04	to	10.99	1,066,093	1.24	1.25	to	2.35	7.38	to	6.23
12/31/2013	976,114	0.97	to	0.95	953,805	0.46	1.25	to	2.35	6.82	to	6.40
TA PIMCO Tactical—Growth Service Class
12/31/2017	475,618	1.18	to	11.15	597,454	0.40	1.25	to	2.50	13.41	to	12.03
12/31/2016	466,968	1.04	to	10.93	535,650	—	1.25	to	2.50	3.58	to	2.32
12/31/2015	534,302	1.01	to	10.68	590,984	—	1.25	to	2.50	(4.65)	to	(5.81)
12/31/2014	611,402	1.05	to	11.34	705,813	1.72	1.25	to	2.50	5.08	to	3.80
12/31/2013	534,963	1.00	to	0.99	602,496	0.64	1.25	to	2.50	15.36	to	14.91
TA PIMCO Total Return Initial Class
12/31/2017	2,239,603	17.02	to	10.63	36,408,838	—	1.25	to	2.65	3.59	to	2.18
12/31/2016	2,476,883	16.43	to	10.41	39,071,390	2.28	1.25	to	2.65	1.45	to	0.07
12/31/2015	2,723,471	16.19	to	10.40	42,614,585	2.52	1.25	to	2.65	(0.55)	to	(1.77)
12/31/2014	2,670,860	16.28	to	10.21	42,167,859	1.81	1.25	to	2.50	3.38	to	2.12
12/31/2013	3,516,503	15.75	to	9.99	53,907,441	2.00	1.25	to	2.50	(3.75)	to	(4.92)
TA PIMCO Total Return Service Class
12/31/2017	17,904	15.26	to	14.09	265,191	—	1.25	to	1.80	3.36	to	2.80
12/31/2016	19,139	14.77	to	13.71	275,511	1.95	1.25	to	1.80	1.21	to	0.67
12/31/2015	29,529	14.59	to	13.62	422,137	2.60	1.25	to	1.80	(0.72)	to	(1.26)
12/31/2014	33,023	14.69	to	13.79	476,686	1.50	1.25	to	1.80	3.05	to	2.49
12/31/2013	68,847	14.26	to	13.45	953,971	1.73	1.25	to	1.80	(3.97)	to	(4.48)

46

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

5. Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA QS Investors Active Asset Allocation—Conservative Service Class
12/31/2017	64,187	$12.37	to	$10.87	$784,026	1.73%	1.25%	to	2.50%	10.32%	to	8.98%
12/31/2016	68,619	11.22	to	11.00	761,346	1.25	1.25	to	1.65	1.38	to	0.99
12/31/2015	78,597	11.06	to	10.89	862,222	0.80	1.25	to	1.65	(3.57)	to	(3.95)
12/31/2014	93,584	11.47	to	11.33	1,067,909	1.06	1.25	to	1.65	2.33	to	1.92
12/31/2013	78,562	11.21	to	11.12	877,291	0.98	1.25	to	1.65	5.75	to	5.33
TA QS Investors Active Asset Allocation—Moderate Growth Service Class
12/31/2017	104,472	14.04	to	11.64	1,455,615	1.28	1.25	to	2.50	18.82	to	17.38
12/31/2016	125,623	11.82	to	11.46	1,475,496	1.21	1.25	to	2.50	0.71	to	(0.51)
12/31/2015	206,436	11.73	to	11.52	2,409,312	0.96	1.25	to	2.50	(7.69)	to	(8.05)
12/31/2014	240,595	12.71	to	12.56	3,046,294	0.77	1.25	to	1.65	1.95	to	1.55
12/31/2013	174,342	12.47	to	12.36	2,168,364	0.83	1.25	to	1.65	15.07	to	14.62
TA Small/Mid Cap Value Initial Class
12/31/2017	2,410,229	38.28	to	37.39	90,549,665	1.13	1.25	to	2.65	14.13	to	12.58
12/31/2016	2,659,878	33.54	to	33.21	88,019,316	0.78	1.25	to	2.65	19.63	to	18.01
12/31/2015	2,891,947	28.04	to	28.14	80,029,700	0.96	1.25	to	2.65	(3.72)	to	(5.03)
12/31/2014	3,691,618	29.12	to	29.64	106,675,827	0.77	1.25	to	2.65	3.93	to	2.66
12/31/2013	4,244,695	28.02	to	15.59	118,482,489	0.48	1.25	to	2.50	34.64	to	32.99
TA Small/Mid Cap Value Service Class
12/31/2017	43,748	38.46	to	35.70	1,654,682	0.95	1.25	to	1.80	13.84	to	13.23
12/31/2016	46,590	33.78	to	31.53	1,549,998	0.54	1.25	to	1.80	19.32	to	18.68
12/31/2015	54,729	28.31	to	26.57	1,526,343	0.79	1.25	to	1.80	(3.93)	to	(4.45)
12/31/2014	64,027	29.47	to	27.81	1,855,677	0.61	1.25	to	1.80	3.64	to	3.08
12/31/2013	69,429	28.44	to	26.98	1,946,979	0.34	1.25	to	1.80	34.36	to	33.63
TA T. Rowe Price Small Cap Initial Class
12/31/2017	1,092,216	38.39	to	35.80	37,366,458	—	1.25	to	2.65	20.88	to	19.24
12/31/2016	1,179,221	31.76	to	30.03	33,811,998	—	1.25	to	2.65	9.85	to	8.36
12/31/2015	1,318,039	28.91	to	27.71	34,501,014	—	1.25	to	2.65	1.17	to	(0.21)
12/31/2014	1,473,069	28.58	to	27.77	38,260,750	—	1.25	to	2.65	5.23	to	3.95
12/31/2013	1,622,505	27.15	to	14.14	40,342,222	0.07	1.25	to	2.50	42.29	to	40.56
TA T. Rowe Price Small Cap Service Class
12/31/2017	9,067	44.87	to	41.43	395,752	—	1.25	to	1.80	20.52	to	19.87
12/31/2016	9,249	37.23	to	34.56	335,165	—	1.25	to	1.80	9.64	to	9.04
12/31/2015	9,652	33.96	to	31.70	320,094	—	1.25	to	1.80	0.89	to	0.35
12/31/2014	9,991	33.66	to	31.59	329,856	—	1.25	to	1.80	4.93	to	4.37
12/31/2013	15,741	32.08	to	30.26	496,818	—	1.25	to	1.80	41.92	to	41.16
TA Torray Concentrated Growth Initial Class
12/31/2017	625,354	31.19	to	11.94	19,107,788	0.38	1.25	to	2.50	23.18	to	21.69
12/31/2016	642,447	25.32	to	13.86	15,963,419	0.47	1.25	to	2.50	5.42	to	4.14
12/31/2015	809,416	24.01	to	13.30	19,109,725	0.53	1.25	to	2.50	(2.79)	to	(3.97)
12/31/2014	916,728	24.70	to	13.85	22,312,834	0.89	1.25	to	2.50	8.64	to	7.31
12/31/2013	1,125,187	22.74	to	12.91	25,323,411	0.96	1.25	to	2.50	31.46	to	29.86
TA Torray Concentrated Growth Service Class
12/31/2017	3,566	30.53	to	29.13	107,202	0.15	1.25	to	1.80	22.88	to	22.22
12/31/2016	3,590	24.84	to	23.83	87,996	0.13	1.25	to	1.80	5.17	to	4.60
12/31/2015	4,111	23.62	to	22.78	96,025	0.31	1.25	to	1.80	(3.05)	to	(3.57)
12/31/2014	4,984	24.36	to	23.63	120,252	0.69	1.25	to	1.80	8.39	to	7.81
12/31/2013	7,049	22.48	to	21.92	157,325	0.81	1.25	to	1.80	31.17	to	30.46
TA WMC US Growth Initial Class
12/31/2017	13,407,187	29.56	to	27.70	390,459,587	0.42	1.25	to	2.65	27.61	to	25.87
12/31/2016	14,994,920	23.17	to	22.00	342,544,499	0.40	1.25	to	2.65	1.54	to	0.16
12/31/2015	16,722,509	22.82	to	21.97	376,658,725	0.72	1.25	to	2.65	5.53	to	4.09
12/31/2014	19,225,881	21.62	to	21.11	410,777,857	0.88	1.25	to	2.65	9.73	to	8.39
12/31/2013	21,566,331	19.70	to	13.23	420,426,576	1.03	1.25	to	2.50	30.83	to	29.24

47

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

5.    Financial Highlights (continued)

	At December 31					For the Year Ended December 31
Subaccount	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
TA WMC US Growth Service Class
12/31/2017	54,476	$31.48	to	$29.06	$1,685,981	0.21%	1.25%	to	1.80%	27.28%	to	26.59%
12/31/2016	60,231	24.73	to	22.96	1,466,115	0.18	1.25	to	1.80	1.28	to	0.73
12/31/2015	62,855	24.42	to	22.79	1,512,969	0.52	1.25	to	1.80	5.29	to	4.73
12/31/2014	70,635	23.19	to	21.76	1,617,683	0.66	1.25	to	1.80	9.46	to	8.87
12/31/2013	84,682	21.19	to	19.99	1,776,148	0.78	1.25	to	1.80	30.50	to	29.80

(1)	See footnote 1
*	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.
**	These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.
***	These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return. Expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

48

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

6. Administrative and Mortality and Expense Risk Charges

TPLIC deducts a daily administrative charge equal to an annual rate ranging from 0% to 0.40% of the daily net assets value of each subaccount for administrative expenses. TPLIC deducts an annual charge during the accumulation phase, not to exceed $35, proportionately from the subaccounts’ unit values. An annual charge ranging from 0.85% to 2.25% is deducted (based on the death benefit selected) from the unit values of the subaccounts of the Separate Account for TPLIC’s assumption of certain mortality and expense risks incurred in connection with the contract. The charge is assessed daily based on the net asset value of the Mutual Fund. Charges for administrative and mortality and expense risk are an expense of the subaccount. Charges reflected above are those currently assessed and may be subject to change. Contract owners should see their actual policy and any related attachments to determine their specific charges.

7. Income Tax

Operations of the Separate Account form a part of TPLIC, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code).    The operations of the Separate Account are accounted for separately from other operations of TPLIC for purposes of federal income taxation. The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from TPLIC. Under existing federal income tax laws, the income of the Separate Account is not taxable to TPLIC, as long as earnings are credited under the variable annuity contracts.

49

Transamerica Premier Life Insurance Company

WRL Series Annuity Account

Notes to Financial Statements

December 31, 2017

8. Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued. During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

9. Related Parties

Transamerica Capital, Inc. (“TCI”), a wholesaling broker-dealer, is an affiliated entity of TPLIC and an indrect wholly owned subsidiary of AEGON N.V.. TCI distributes TPLIC’s products through broker-dealers and other financial intermediaries.

The subaccounts invest in the mutual funds listed in Footnote 1. These investments include funds managed by Transamerica Asset Management, Inc. (“TAM”). Transamerica Fund Services, Inc. (“TFS”) serves as a transfer agent to TAM, and AEGON USA Asset Management Holding, LLC (“AAM”) serves as a sub-advisor for certain funds managed by TAM. TAM, TFS and AAM are affiliated entities of TPLIC and indirect wholly owned subsidiaries of AEGON N.V.. Funds managed by TAM are identified by their fund name, which includes reference to Aegon, Transamerica or both. The Separate Account pays management fees to the related funds as detailed in the fund prospectus.

No charges other than those disclosed in Footnote 6 are deducted for the service rendered by related parties.

Contract owners may transfer funds between available subaccount options within the Separate Account. These transfers are performed at unit value at the time of the transfer.

50

PART C		OTHER INFORMATION

Item 24.		Financial Statements and Exhibits

	(a)	Financial Statements

All required financial statements are included in Part B of this Registration Statement.

	(b)	Exhibits:

		(1)	(a)	Resolution of the Board of Directors establishing the WRL Series Annuity Account. Note 1

			(b)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company re-domesticating WRL Series Annuity Account. Note 17

			(c)	Resolution of Board of Directors of Transamerica Premier Life Insurance Company Approving Plan of Merger with Western Reserve Life Assurance Co. of Ohio. Note 17

			(d)	Resolution of Board of Directors of Western Reserve Life Assurance Co. of Ohio Approving Plan of Merger with Transamerica Premier Life Insurance Company. Note 17

		(2)		Not Applicable.

		(3)	(a)	Amended and Restated Principal Underwriting Agreement - Monumental Life Insurance Company and Transamerica Capital, Inc. Note 2

			(b)	Amendment to Amended and Restated Principal Underwriting Agreement. Note 17

			(c)	Form of Broker/Dealer Life Insurance Company Product Sales Agreement by and between TCI Securities Corporation and the Broker/Dealer. Note 3

		(4)	(a)	Specimen Flexible Payment Variable Accumulation Deferred Annuity contract (WL18). Note 4

			(b)	Specimen Flexible Payment Variable Accumulation Deferred Annuity contract (VA30). Note 5

			(c)	Death Benefit Rider (Annual Step-Up Death Benefit - GDB10). Note 5

			(d)	Death Benefit Rider (Compounding Minimum Death Benefit - GDB11). Note 5

			(e)	Guaranteed Minimum Income Benefit Rider (GIB01). Note 4

			(f)	Guaranteed Minimum Income Benefit Rider (GIB02). Note 6

			(g)	Terminal Illness Rider (EA132). Note 4

			(h)	Nursing Care Facility Waiver Endorsement (EA133). Note 4

			(i)	Tax Sheltered Annuity Endorsement (EA125). Note 7

			(j)	Contract Loan Provisions Endorsement (EA 126). Note 7

			(k)	Dollar Cost Averaging Endorsement (EA134). Note 7

			(l)	Asset Rebalancing Program Endorsement (EA135). Note 7

	(m)	Additional Earnings Rider (AER01). Note 6

	(n)	Additional Earnings Rider (AER02). Note 8

	(o)	Split Contract Endorsement (EA141). Note 8

	(p)	Guaranteed Minimum Death Benefit Endorsement (EA138A, EA139A, EA139B EA140). Note 6

	(q)	Guaranteed Minimum Death Benefit Endorsement (EA142, EA145). Note 8

(5)	(a)	Form of Application (APP00500). Note 9

	(b)	Form of Application (APP00601). Note 8

(6)	(a)	Restated Articles of Incorporation and Articles of Re-domestication of Transamerica Premier Life Insurance Company. Note 17

	(b)	Amended and Restated By-Laws Transamerica Premier Life Insurance Company. Note 17

(7)		Reinsurance Aggreement (TIRe). Note 10

	(a)	Assignment, Transfer, And Novation. Note 21

	(b)	First Amended and Restated Reinsurance Agreement. Note 21

(8)	(a)	Participation Agreement (Access One and ProFunds). Note 11

	(a)(1)	Amendment No. 1 to Participation Agreement (Access One and ProFunds). Note 17

	(a)(2)	Amendment No. 2 to Participation Agreement (Access One and ProFunds). Note 12

	(a)(3)	Amendment to Agreements (Confidential Information Access One and ProFunds). Note 13

	(a)(4)	Amendment No. 6 to Participation Agreement (Access One and ProFunds). Note 14

(8)	(b)	Participation Agreement (Fidelity). Note 15

	(b)(1)	Amendment No. 4 to Agreement (Fidelity). Note 18

	(b)(2)	Amendment No. 5 to Agreement (Fidelity). Note 2

	(b)(3)	Amendment No. 6 to Agreement (Fidelity). Note 19

	(b)(4)	Amendment No. 7 to Agreement (Fidelity). Note 20

(8)	(c)	Participation Agreement (TST). Note 16

	(c)(1)	Amendment No. 1 to Participation Agreement (TST). Note 14

	(c)(2)	Amended Schedule A 07-01-14 to Participation Agreement (TST). Note 17

	(c)(3)	Amendment No. 2 to Participation Agreement (TST). Note 20

	(c)(4)	Schedule A Revision 5-1-2015 (TST). Note 20

	(c)(5)	Schedule A Revision 7-1-2015 (TST). Note 21

	(c)(6)	Schedule A Revision 12-18-2015 (TST). Note 21

	(c)(7)	Schedule A Revision 3-21-2016 (TST). Note 21

	(c)(8)	Schedule A Revision 5-1-2016 (TST). Note 21

	(c)(9)	Schedule A Revision 12-16-2016 (TST). Note 22

	(c)(10)	Schedule A Revision 5-1-2017 (TST). Note 23

	(c)(11)	Schedule A Revision 9-29-2017 (TST). Note 24.

(9)		Opinion of Counsel. Note 24.

(10)		Consent of Independent Registered Public Accounting Firm. Note 24.

(11)		Not applicable.

(12)		Not applicable.

(13)		Powers of Attorney. Blake S. Bostwick, David Schulz, Eric J. Martin, Mark W. Mullin, Jay Orlandi, C. Michiel van Katwijk. Note 24.

Note 1.	Incorporated herein by reference to Post-Effective Amendment No. 11 to Form N-4 Registration Statement (File No. 033-49556) filed on April 20, 1998.

Note 2.	Incorporated herein by reference to Post-Effective Amendment No. 9 to Form N-4 Registration Statement (File No. 333-146323) filed on April 25, 2013.

Note 3.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-185574) filed on December 20, 2012.

Note 4.	Incorporated herein by reference to the Initial Filing to Form N-4 Registration Statement (File No. 333-82705) filed on July 12, 1999.

Note 5.	Incorporated herein by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-82705) filed on February 19, 2003

Note 6.	Incorporated herein by reference to Post-Effective Amendment No. 3 to Form N-4 Registration Statement (File No. 333-82705) filed on February 19, 2002.

Note 7.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-93169) filed on April 10, 2000.

Note 8.	Incorporated herein by reference to Post-Effective Amendment No. 5 to Form N-4 Registration Statement (File No. 333-93169) filed on April 14, 2003.

Note 9.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-82705) filed on September 24, 1999.

Note 10.	Incorporated herein by reference to Post-Effective Amendment No. 27 to Form N-4 Registration Statement (File No. 33-24856) filed on April 27, 2009.

Note 11.	Incorporated herein by reference to Post-Effective Amendment No. 8 to Form N-4 Registration Statement (File No. 333-108525) filed on February 13, 2007.

Note 12.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-145461) filed on October 23, 2007.

Note 13.	Incorporated herein by reference to Post-Effective Amendment No. 23 to Form N-4 Registration Statement (File No. 333-108525) filed on April 22, 2013.

Note 14.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (File No. 333-108525) filed on August 16, 2013.

Note 15.	Incorporated herein by reference to Post-Effective Amendment No. 24 to Form N-4 Registration Statement (Filed No. 033-80958) filed on April 27, 2005.

Note 16.	Incorporated herein by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-185573) filed on April 10, 2013.

Note 17.	Incorporated herein by reference to Initial Filing to Form N-4 Registration Statement (File No. 333-199071) filed on October 1, 2014.

Note 18.	Incorporated herein by reference to Post-Effective Amendment No. 4 to Form N-4 Registration Statement (File No. 333-146323) filed on April 29, 2008.

Note 19.	Incorporated herein by reference to Post-Effective Amendment No. 10 to Form N-4 Registration Statement (File No. 333-146323) filed on April 30, 2014.

Note 20.	Incorporated herein by reference to Post-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-199071) filed on April 28, 2015.

Note 21.	Incorporated herein by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-199071) filed on April 26, 2016.

Note 22	Incorporated herein by reference to the Initial Filing to Form N-4 Registration Statement (File No. 333-215598) filed on January 18, 2017.

Note 23	Incorporated herein by reference to Post-Effective Amendment No.3 to Form N-4 Registration Statement (File No. 333-199071) filed on April 27, 2017.

Note 24	Filed herewith.

Item 25. Directors and Officers of the Depositor (Transamerica Premier Life Insurance Company)

Name and Business Address	Principal Positions and Offices with Depositor
Blake S. Bostwick 1801 California St. Suite 5200 Denver, CO 80202	Director and President
Eric J. Martin 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499-0001	Controller, Senior Vice President and Assistant Treasurer
Mark W. Mullin 100 Light Street Baltimore, MD 21202	Director and Chairman of the Board
Jay Orlandi 100 Light Street Baltimore, MD 21202	Director, Executive Vice President, Secretary and General Counsel
David Schulz 4333 Edgewood Road, N.E. Cedar Rapids, IA 52499	Director, Chief Tax Officer, and Senior Vice President
C. Michiel van Katwijk 100 Light Street Baltimore, MD 21202	Director, Executive Vice President, Chief Financial Officer and Treasurer

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant.

As of December 31, 2017, the following pages shows all corporations directly or indirectly controlled or under common control, with the Depositor, showing the state or other sovereign power under the laws of which each is organized and the percentage ownership of voting securities giving rise to the control relationship.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Affordable Housing Debt Fund I, LLC	Delaware	Members: AHDF Manager I, LLC (0.01%), Mangaging Member; Transamerica Life Insurance Company (5%); non-AEGON affiliates: Dominium Taxable Fund I, LLC (94.99%)	Affordable housing loans
Aegon Affordable Housing Debt Fund II, LLC	Delaware	Members: Manager Member - AHDF Manager II, LLC (0.01%); Transamerica Life Insurance Company (99.99%)	Affordable housing loans
AEGON AM Funds, LLC	Delaware	AEGON USA Investment Management, LLC is the Manager; equity will be owned by clients/investors of AEGON USA Investment Management, LLC	To serve as a fund for a client and offer flexilbility to accommodate other similarly situated clients.
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding, LLC	Registered investment advisor
Aegon Community Investments 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.10%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-AEGON affiliate, Citibank, N.A. (48.9950%)

Investments
Aegon Community Investments 51, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 52, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 53, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 54, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Aegon Community Investments 55, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
AEGON Direct Marketing Services, Inc.	Maryland	Transamerica Premier Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services International, LLC	Maryland	100% AUSA Holding, LLC	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Funding Company, LLC.	Delaware	Sole Member: Transamerica Corporation	Issue debt securities-net proceeds used to make loans to affiliates
Aegon Global Services, LLC	Iowa	Sole Member: Commonwealth General Corporation	Holding company
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
Aegon LIHTC Fund 50, LLC	Delaware

Members: Aegon Community Investments 50, LLC (0.01%); Transamerica Financial Life Insurance Company (25.49750%); Transamerica Premier Life Insurance Company (25.49750%); non-affiliate of AEGON, Citibank, N.A. (48.9950%)

Investments
Aegon LIHTC Fund 51, LLC	Delaware	Members: Aegon Community Investments 51, LLC (.01%) as Managing Member; non-affiliate of AEGON, Citibank, N.A. (99.99%)	Investments
Aegon LIHTC Fund 52, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (49.099490%); Transamerica Life Insurance Company (1%); Managing Member - Aegon Community Investments 52, LLC (0.01%); non-affiliate of AEGON, Citibank, N.A. (48.99510%)

Investments
Aegon LIHTC Fund 54, LLC	Delaware	Sole Member: Aegon Community Investments 54, LLC	Investments
Aegon LIHTC Fund 55, LLC	Delaware	Members: Investor Member - Transamerica Premier Life Insurance Company (99.99%); Managing Member - Aegon Community Investments 55, LLC.	Investments
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (85.1798%); Transamerica Premier Life Insurance Company (14.8202%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% Transamerica Corporation	Holding company
Aegon Multi-Family Equity Fund, LLC	Delaware	Members: Transamerica Life Insurance Company (63%); Transamerica Financial Life Insurance Company (20%); Transamerica Premier Life Insurance Company (17%)	Investments
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	Sole Member: AUSA Holding, LLC	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON USA Investment Management, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member: AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
AHDF Manager I, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AHDF Manager II, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
ALH Properties Eight LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Ten LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	Sole Member: FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	Sole Member: FGH USA LLC	Real estate
AMFETF Manager, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Investments
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	Affordable housing
Apollo Housing Capital Arrowhead Gardens, LLC	Delaware	Sole Member: Garnet LIHTC Fund XXXV, LLC	Affordable housing
AUIM Credit Opportunities Fund, Ltd.	Delaware	100% AEGON USA Investment Management, LLC	Investment vehicle
AUSA Holding, LLC	Maryland	Sole Member: 100% Transamerica Corporation	Holding company
AUSA Properties, Inc.	Iowa	100% AEGON USA Realty Advisors, LLC	Own, operate and manage real estate
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Barfield Ranch Associates, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL- Barfield, LLC (50%)	Investments
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Transamerica Premier Life Insurance Company; 0.01% Transamerica Affordable housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments in low income housing tax credit properties
Carle Place Leasehold SPE, LLC	Delaware	Sole Member: Transamerica Financial Life Insurance Company	Lease holder
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Commonwealth General Corporation	Delaware	100% Transamerica Corporation	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Creditor Resources, Inc.	Michigan	100% AUSA Holding, LLC	Credit insurance
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	Sole Member: Garnet LIHTC Fund VIII, LLC	Investments
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FGH Realty Credit LLC	Delaware	Sole Member: FGH USA, LLC	Real estate
FGH USA LLC	Delaware	Sole Member: RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	Sole Member: FGH USA LLC	Real estate
FGP West Street LLC	Delaware	Sole Member: FGP West Mezzanine LLC	Real estate
Fifth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
Firebird Re Corp.	Arizona	100% Transamerica Corporation	Captive insurance company
First FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Fourth FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100% Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments III, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments IX, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XII, LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XL, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XLI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIV, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XLVI, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLVIII, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet Community Investments XLIX, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Garnet ITC Fund XLIII, LLC	Delaware	Members: Garnet Community Investments XLIII, LLC (0%) asset manager: non-affiliate of AEGON, Solar TC Corp. (100%) investor member	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson- Pilot Life Insurance Company, a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (99.99%); Transamerica Life Insurance Company (0.01%) J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (99.99%); Transamerica Life Insurance Company (0.01%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A. ( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non- AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Members: Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	Members: 0.01% Garnet Community Investments, LLC (0.01%); Wells Fargo Bank, N.A. (49.995%); and Goldenrod Asset Management, Inc.(49.995%), both non-AEGON affiliates	Investments
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Special Situations Investing Group II, LLC, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	Sole Member: Garnet Community Investments, LLC	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIV, LLC	Delaware

Members: Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non- affiliates of AEGON: New York Life Insurance Company (25.51%), New York Life Insurance and Annuity Corporation (21.73%) and Principal Life Insurance Company (31.49%)

Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non- affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware

Members: Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON: Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Bank and Trust Company (18.1714%)

Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware

Members: Garnet Community Investments XXVIII LLC (0.01%); non- affiliates of AEGON: USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)

Investments
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non- affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Members: Garnet Community Investments XXX, LLC (0.01%); non- affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non- affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Sole Member: Garnet Community Investments XXXVII, LLC.	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non- affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Members: Garnet Community Investments XXXVI, LLC (1%) as managing member; JPM Capital Corporation, a non-AEGON affiliate (99%) as investor member	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Members: Garnet Community Investments XXXVII, LLC (.01%); LIH Realty Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXXVIII, LLC	Delaware	Members: Garnet Community Investments XXXVIII, LLC, non- member manager; non-affiliate of AEGON, Norlease, Inc. (100%)	Investments
Garnet LIHTC Fund XXXIX, LLC	Delaware	Members: Garnet Community Investments XXXIX, LLC at 1% managing member and non-AEGON affiliate, FNBC Leasing Corporation as the 99% investor member.	Investments
Garnet LIHTC Fund XL, LLC	Delaware	Members: Garnet Community Investments XL, LLC as a .01% member and non-AEGON affiliate, Partner Reinsurance Company of the U.S. as the 99.99% member.	Investments
Garnet LIHTC Fund XLI, LLC	Delaware

Members: Transamerica Life Insurance Company (9.990%) and Garnet Community Investments XLI, LLC (.01% managing member); non- AEGON affiliates : BBCN Bank (1.2499%), East West Bank (12.4988%), Opus Bank (12.4988%), Standard Insurance Company (24.9975%), Mutual of Omaha (12.4988%), Pacific Western Bank (7.4993%) and Principal Life Insurance Company (18.7481%).

Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Ganet LIHTC Fund XLII, LLC	Delaware	Members: Garnet Community Investments XLII, LLC (.01%) managing member; non-affiliates of AEGON: Community Trust Bank (83.33%) investor member; Metropolitan Bank (16.66%) investor member.	Investments
Garnet LIHTC Fund XLIV-A, LLC	Delaware	Sole Member: ING Capital, LLC; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLIV-B, LLC	Delaware	Sole Member: Lion Capital Delaware, Inc.; Asset Manager: Garnet Community Investments XLIV, LLC (0% interest)	Investments
Garnet LIHTC Fund XLVI, LLC	Delaware	Members: Garnet Community Investments XLVI, LLC (0.01%) managing member; non-affiliate of AEGON, Standard Life Insurance Company (99.99%) investor member	Investments
Garnet LIHTC Fund XLVII, LLC	Delaware

Members: Garnet Community Investments XLVII, LLC (1%) managing member; Transamerica Premire Life Insurance Company (14%) investor member; non-affiliate of AEGON: Citibank, N.A. (49%) investor member; New York Life Insurance Company (20.5%) investor member and New York Life Insurance and Annuity Corporation (15.5%) investor member.

Investments
Garnet LIHTC Fund XLVIII, LLC	Delaware

Members: Transamerica Financial Life Insurance Company (75.18%) and Garnet Community Investments XXXLVIII, LLC (.01%); non-affiliates of AEGON: U.S. Bancorp Community Development Corporation (21.04%), American Republic Insurance Company (2.84%), Bank of Hope (.93%)

Investments
Harbor View Re Corp.	Hawaii	100% Commonwealth General Corporation	Captive insurance company
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California

Partners: Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable housing, Inc. (non-owner manager); non-affiliates of AEGON: ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)

Affordable housing
InterSecurities Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Interstate North Office Park GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	Sole Member: Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, LLC	Iowa	Sole Member: RCC North America LLC	Leases business equipment
Ironwood Re Corp.	Hawaii	100% Transamerica Corporation	Captive insurance company
LCS Associates, LLC	Delaware	Sole Member: RCC North America LLC	Investments
Life Investors Alliance LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIHTC Fund 53, LLC	Delaware	Non-Member Manager, AEGON Community Investments 53, LLC (0%); non-affiliates of AEGON: Bank of America, National Association (98%); MUFG Union Bank, N.A. (2%)	Investments
LIHTC Fund XLV, LLC	Delaware	Non-Member Manager: Garnet Community Investments XLV, LLC (0%)	Investments
LIHTC Fund XLIX, LLC	Delaware	Sole Member: Garnet Community Investments XLIX, LLC	Investments
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding, LLC	Trust company
Mitigation Manager, LLC	Delaware	Sole Member: RCC North America LLC	Investments
MLIC Re I, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding, LLC	Provides certain financial services for affiliates including, but not limited to, certain intellectual property, computer and computer- related software and hardware services, including procurement and contract services to some or all of the members of the AEGON Group in the United States and Canada.
Monumental Financial Services, Inc.	Maryland	100% Transamerica Corporation	DBA in the State of West Virginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding, LLC	Provides management services to unaffiliated third party administrator

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Natural Resources Alternatives Portfolio I, LLC	Delaware

Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%); Managing Member: AEGON USA Realty Advisors, LLC

Investment vehicle - to invest in Natural Resources
New Markets Community Investment Fund, LLC	Iowa	Members: AEGON Institutional Markets, Inc. (50%); AEGON USA Realty Advisors, Inc. (50%)	Community development entity
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Osceola Mitigation Partners, LLC	Florida	Members: Mitigation Manager, LLC (50%); non-affiliate of AEGON, OBPFL - MITBK, LLC (50%)	Investmetns
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Transamerica Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Placer 400 Investors, LLC	California	Members: RCC North Amerivca LLC (50%); non-affiliate of AEGON, AKT Placer 400 Investors, LLC (50%)	Investments
Primus Guaranty, Ltd.	Bermuda	Members: Transamerica Life Insurance Company (20% 13.1%) and non- affiliates of AEGON and the public holders own the remainder.	Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: RCC North America LLC	Owner of Core subsidiary entities
RCC North America LLC	Delaware	Sole Member: Transamerica Corporation	Real estate
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (92.%); Transamerica Financial Life Insurance Company (7.5%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (74.4% ); Transamerica Premier Life Insurance Company (25.6%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Transamerica Premier Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (53.6%).	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members: Transamerica Life Insurance Company (64%); Transamerica Premier Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Rock Springs Drive, LLC	Maryland	Members: RCC North America LLC (98%); non-affiliate of AEGON, Longshore Ventures, LLC (2%)	Investments
SB Frazer Owner, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	Investments
Second FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Seventh FGP LLC	Delaware	Sole Member: FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% Transamerica Corporation	Dormant
Southwest Equity General Company	Arizona	Sole Shareholder: AEGON Direct Marketing Services International, LLC	General corporation
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Reinsurance Company	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership.
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund 1, LLC	Delaware	Sole Member - Garnet LIHTC Fund IX, LLC	Real estate investments
TAHP Fund 2, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estate investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property.
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Jay Orlandi	Delaware	100% AEGON International B.V.	Voting Trust
THH Acquisitions, LLC	Iowa	Sole Member - Transamerica Life Insurance Company	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, LLC and holder of foreclosed real estate.
TLIC Oakbrook Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
TLIC Watertree Reinsurance Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: RCC North America LLC	Acquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed real estate.
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% Transamerica Corporation	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding, LLC	Special purpose subsidiary
Transamerica Asset Management, Inc.	Florida	Transamerica Premier Life Insurance Company owns 77%; AUSA Holding, LLC owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	Sole Member: TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica (Bermuda) Services Center, Ltd.	Bermuda	100% AEGON International B.V.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding, LLC	Broker/Dealer
Transamerica Casualty Insurance Company	Ohio	100% Transamerica Corporation	Insurance company
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding, LLC; 209 shares owned by Commonwealth General Corporation; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	88% Transamerica Corporation; 12% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Transamerica Premier Life Insurance Company owns 44%; AUSA Holding, LLC owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	Members: 51% Beth Lewellyn; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% Transamerica Corporation	Reinsurance
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Commonwealth General Corporation	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Investors Securities Corporation	Delaware	100% Transamerica Retirement Solutions, LLC	Broker/Dealer
Transamerica Leasing Holdings Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Insurance Company	Iowa	100% - Commonwealth General Corporation	Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - will primarily write fixed universal life and term insurance
Transamerica Pacific Insurance Company, Ltd.	Hawaii	100% Commonwealth General Corporation	Life insurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Premier Life Insurance Company	Iowa	100% Commonwealth General Corporation	Insurance Company
Transamerica Pyramid Properties LLC	Iowa	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	Sole Member: Transamerica Premier Life Insurance Company	Realty limited liability company
TABR Realty Services, LLC	Delaware	Sole Member: AUSA Holding, LLC	Real estate investments
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	Provides education and information regarding retirement and economic issues.
Transamerica Retirement Advisors, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Investment advisor
Transamerica Retirement Insurance Agency, LLC	Delaware	Sole Member: Transamerica Retirement Solutions, LLC	Conduct business as an insurance agency.
Transamerica Retirement Solutions, LLC	Delaware	Sole Member: AUSA Holding, LLC	Retirement plan services.
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	Sole Member: Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
Transamerica Ventures, LLC	Delaware	Sole Member: AUSA Holding, LLC	Investments
Transamerica Ventures Fund, LLC	Delaware	100% AUSA Holding, LLC	Investments
United Financial Services, Inc.	Maryland	100% Transamerica Corporation	General agency
Universal Benefits, LLC	Iowa	Sole Member: AUSA Holding, LLC	Third party administrator
US PENG, INC.	Delaware	Sole Member: AEGON Levensverzekering N.V.	Energy investment strategy
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	Sole Member: World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Hawaii	51% owned by World Financial Group, Inc.; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group Holding Company of Canada Inc.	Canada	100% Commonwealth General Corporation	Holding company
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Transamerica Premier Life Insurance Company	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Members are: Real Estate Alternatives Portfolio 4MR, LLC (49%) and non- AEGON affiliate (51%)	Real estate investments
Zahorik Company, Inc.	California	100% AUSA Holding, LLC	Inactive
Zero Beta Fund, LLC	Delaware

Members are: Transamerica Life Insurance Company (44.17%); Transamerica Premier Life Insurance Company (36.40%); Transamerica Financial Life Insurance Company (18.13%); Firebird Re Corp. (1.30%). Manager: AEGON USA Investment Management LLC

Aggregating vehicle formed to hold various fund investments.

Item 27.   Number of Contract Owners

As of March 31, 2018, there were 9,456 Contract owners for the WRL Freedom Premier and 392 Contract owners for the WRL Freedom Premier II.

Item 28.   Indemnification

The Iowa Code (Sections 490.850 et. seq.) provides for permissive indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies producers for determining when indemnification payments can be made.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Principal Underwriters

(a)	Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA B, Separate Account VA Q, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA BNY, Separate Account VA QNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account, TFLIC Series Life Account, TFLIC Pooled Account No. 44, Transamerica Variable Funds, ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II. These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC, Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Annuity Account, WRL Series Annuity Account B, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account and Separate Account VL E. This account is a separate account of Transamerica Premier Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II. These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., and Transamerica Asset Allocation Variable Funds.

(b)	Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter

Brian Beitzel	(2)	Director, Treasurer and Chief Financial Officer

Joe Boan	(1)	Director and Vice President

David R. Paulsen	(3)	Director, Chief Executive Officer, President and Chairman of the Board

Mike Curran	(3)	Chief Compliance Officer

Gregory E. Miller-Breetz	(1)	Secretary

Vincent J. Toner	(3)	Vice President

John Koehler	(3)	Vice President

Alison Ryan	(3)	Assistant Secretary

(1)	100 Light Street, Floor B1, Baltimore, MD 21202
(2)	4333 Edgewood Road N.E., Cedar Rapids, IA 52499-0001
(3)	1801 California Street, Suite 5200, Denver, CO 80202

(c)     Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions(1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.	$ 5,453,283	0	0	0

(1)     Fiscal Year 2017

Item 30. Location of Accounts and Records

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Manager Regulatory Filing Unit, Transamerica Premier Life Insurance Company at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001.

Item 31. Management Services.

All management Contracts are discussed in Part A or Part B.

Item 32. Undertakings

(a)	Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Contract may be accepted.

(b)	Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

(c)	Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to Transamerica at the address or phone number listed in the Prospectus.

(d)	Transamerica Premier Life Insurance Company hereby represents that the fees and charges deducted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Transamerica Premier Life Insurance Company.

SECTION 403(B) REPRESENTATIONS

Transamerica Premier Life Insurance Comapny represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

TEXAS ORP REPRESENTATION

The Registrant intends to offer policies to participants in the Texas Option Retirement Program. In connection with that offering, the Registrant is relying on Rule 6c-7 under the Investment Company Act of 1940 and is complying with, or shall comply with, paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 26th day of April, 2018.

WRL Series Annuity Account

TRANSAMERICA PREMIER LIFE
INSURANCE COMPANY
Depositor

*
Blake S. Bostwick
Director and President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

* Blake S. Bostwick	Director and President	April 26, 2018

* Eric J. Martin	Controller, Senior Vice President and Assistant Treasurer	April 26, 2018

* Mark W. Mullin	Director and Chairman of the Board	April 26, 2018

* Jay Orlandi	Director, Executive Vice President, Secretary and General Counsel	April 26, 2018

* David Schulz	Director, Chief Tax Officer and Senior Vice President.	April 26, 2018

* C. Michiel van Katwijk	Director, Executive Vice President, Chief Financial Officer and Treasurer	April 26, 2018

/s/ Alison Ryan Alison Ryan	Assistant Secretary	April 26, 2018

*By: Alison Ryan – Attorney-in-Fact pursuant to Powers of Attorney filed herewith.

Registration No. 333-199071

811-05672

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

EXHIBITS

TO

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

FOR

WRL SERIES ANNUITY ACCOUNT

EXHIBIT INDEX

Exhibit No.	Description of Exhibit	Page No.*

8(c)(11)	Schedule A Revision 9.29.17 (TST)

(9)	Opinion and Consent of Counsel

(10)	Consent of Independent Registered Public Accounting Firm

(13)	Powers of Attorney

*	Page numbers included only in manually executed original.